Exhibit 10.2

ASTERISKS INDICATE THAT CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 15th day of December, 2017 (the “Amendment Effective Date”), by and among MIDCAP FUNDING IV TRUST, a Delaware statutory trust (as successor by assignment from MidCap Financial Trust), individually as a Lender, and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender., the lenders (individually, each a “Lender” and collectively, the “Lenders”) party to the Credit Agreement (as defined below), ACCURAY INCORPORATED, a Delaware corporation (“Accuray” or “Borrower Representative”), TOMOTHERAPY INCORPORATED, a Wisconsin corporation, and any additional borrower that may hereafter be added to this Agreement (collectively, “Other Borrowers” and, together with Borrower Representative, each individually as a “Borrower”, and collectively as “Borrowers”).

RECITALS

A.                                    Borrowers, Agent and the Lenders are party to that certain Credit and Security Agreement dated as of June 14, 2017, as previously amended and modified (as amended hereby, and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make available to Borrowers a revolving loan facility in the maximum principal amount of $52,000,000 at any time outstanding.  Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement, as amended hereby.

B.                                    Agent, Lenders and Borrowers have agreed to provide for a reduction in the Revolving Loan Commitment by $20,000,000 and to make certain amendments to the Credit Agreement all as set forth herein.

C.                                    Pursuant to Section 11.16 of the Credit Agreement, the reduction in the Revolving Loan Commitment requires the written consent of Borrowers and all Lenders.

D.                                    The parties now agree to amend and modify the Credit Agreement all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.                                      Specific Amendment to Credit Agreement.

(i)                                     The Credit Agreement is hereby amended as set forth on Exhibit A to this Amendment (the “Amended Credit Agreement”).  Language being inserted into the applicable section of the Credit Agreement is evidenced by double-underlined text

(indicated textually in the same manner as the following example: double-underlined text).  Language being deleted from the applicable section of the Credit Agreement is evidenced by strike-through text (indicated textually in the same manner as the following example: ~~stricken text~~).

(ii)                                  The Annexes to the Credit Agreement shall continue to be the Annexes under the Amended Credit Agreement, with the changes set forth on Exhibit A.

(iii)                               The Exhibits to the Credit Agreement shall continue to be the Exhibits under the Amended Credit Agreement, with the changes set forth on Exhibit A.

(iv)                              The Schedules to the Credit Agreement shall continue to be the Schedules to the Amended Credit Agreement, with the changes set forth on Exhibit A.

(v)                                 For purposes of clarity, the amendments to the Compliance Certificate shown on Exhibit A shall be applicable to the calculations submitted for the Defined Period ending December 31, 2017.

2.                                      Reaffirmation of Security Interest.  Each Borrower hereby expressly acknowledges and agrees that all Liens granted under the Financing Documents extend to and cover all of the obligations of Borrowers and any other Credit Party to Agent and the Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Credit Agreement, as amended by this Amendment, upon the terms set forth in the Credit Agreement, all of which Liens are hereby ratified, reaffirmed, confirmed and approved.

3.                                      Enforceability.   This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each of the agreements, documents and instruments executed in connection herewith to which a Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.                                      Confirmation of Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Amendment:

(a)                                 the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty is true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) as of such earlier date.

(b)                                 The execution and delivery by each Credit Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its

2

powers, (ii) have been authorized by all necessary action, (iii) are not and will not conflict with or result in any breach or contravention of, or the creation of any Lien under, any Material Contract to which any Credit Party is a party, any Organizational Document of any Credit Party, any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or the property of any Credit Party is subject, (iv) will not violate any applicable Law (including, without limitation, any corporation law, limited liability company law or partnership law of the states in which the Credit Parties are organized), and (v) will not result in a limitation on any material licenses, permits or other governmental approvals applicable to the business, operations or properties of any Credit Party.

(c)                                  This Amendment and all allonges, assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(d)                                 No Event of Default or Default has occurred and is continuing as of the date of this Amendment.

(e)                                  Both before and after giving effect to (a) the Loans to be made or extended on the date hereof, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Credit Parties, (c) the consummation of the transactions contemplated in the Financing Documents, and (e) the payment and accrual of all transaction costs in connection with the foregoing, the Credit Parties, taken as a whole, are Solvent.

5.                                      Conditions to Effectiveness.  The obligation of Agent and Lenders to enter into this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)                                 that Agent shall have a copy of this Amendment, duly executed by Borrowers, Agent and Required Lenders, in form and substance satisfactory to Agent;

(b)                                 that Agent shall have a copy of the Affiliated Credit Agreement and other Affiliated Financing Documents duly executed by the parties thereto, in form and substance satisfactory to Agent; and

(c)                                  all fees payable to Agent or any Lender in connection with the execution of this Amendment shall have been paid.

6.                                      Costs, Fees and Expenses.  In consideration of Agent’s and each Lender’s agreement to enter into this Amendment, Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.   All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

7.                                      Defenses and Setoffs.  Each Credit Party hereby represents and warrants that as of the date hereof, there are no defenses, setoffs, claims or counterclaims which could be asserted

3

against the Agent or the Lenders arising from or in connection with the Credit Agreement or any other Financing Document.

8.                                      Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or agreement to such terms, covenants and conditions.

9.                                      No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

10.                               Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12.8 (Governing Law; Submission to Jurisdiction) and 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

11.                               Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12.                               Counterparts.  This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

13.                               Reference to the Effect on the Financing Documents.  Upon the effectiveness of this Amendment, each reference in any Financing Document to “this Amendment,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Financing Document as modified by this Amendment.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Amendment as of the day and year first hereinabove set forth.

BORROWER REPRESENTATIVE:	ACCURAY INCORPORATED, a Delaware corporation

	By:	/s/ Kevin Waters
Kevin Waters
Chief Financial Officer

OTHER BORROWERS:	TOMOTHERAPY INCORPORATED, a Wisconsin corporation

	By:	/s/ Kevin Waters
Kevin Waters
Director

SIGNATURE PAGE TO AMENDMENT NO 1 TO CREDIT AND SECURITY AGREEMENT

AGENT:	MIDCAP FUNDING IV TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P.
	Its:	Investment Manager

		By:	Apollo Capital Management GP, LLC
		Its:	General Partner

		By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

LENDER:	MIDCAP FUNDING IV TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P.
	Its:	Investment Manager

		By:	Apollo Capital Management GP, LLC
		Its:	General Partner

		By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

EXHIBIT A

7

CREDIT AND SECURITY AGREEMENT

dated as of June 14, 2017

by and among

ACCURAY INCORPORATED and TOMOTHERAPY INCORPORATED

each as a Borrower, and collectively as Borrowers,

and

MIDCAP ~~FINANCIAL~~FUNDING IV TRUST,

as Agent and as a Lender,

and

THE ADDITIONAL LENDERS

FROM TIME TO TIME PARTY HERETO

8

Page

ARTICLE 1 - DEFINITIONS		1

Section 1.1	Certain Defined Terms	1
Section 1.2	Accounting Terms and Determinations	~~40~~42
Section 1.3	Other Definitional and Interpretive Provisions	~~41~~42
Section 1.4	Time is of the Essence	~~41~~43

ARTICLE 2 - LOANS AND LETTERS OF CREDIT		~~41~~43

Section 2.1	Loans	~~41~~43
Section 2.2	Interest, Interest Calculations and Certain Fees	~~44~~45
Section 2.3	Notes	~~46~~47
Section 2.4	Reserved	~~46~~47
Section 2.5	Letters of Credit and Letter of Credit Fees	~~46~~47
Section 2.6	General Provisions Regarding Payment; Loan Account	~~49~~50
Section 2.7	Maximum Interest	~~50~~51
Section 2.8	Taxes; Capital Adequacy	~~50~~51
Section 2.9	Appointment of Borrower Representative	~~54~~55
Section 2.10	Joint and Several Liability; Rights of Contribution; Subordination and Subrogation	~~54~~55
Section 2.11	Collections and Lockbox Account	~~57~~58
Section 2.12	Termination; Restriction on Termination	~~59~~60

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES		~~60~~61

Section 3.1	Existence and Power	~~60~~61
Section 3.2	Organization and Governmental Authorization; No Contravention	~~60~~61
Section 3.3	Binding Effect	~~60~~61
Section 3.4	Capitalization	~~60~~62
Section 3.5	Financial Information	~~61~~62
Section 3.6	Litigation	~~61~~62
Section 3.7	Ownership of Property	~~61~~62
Section 3.8	No Default	~~61~~62
Section 3.9	Labor Matters	~~61~~62
Section 3.10	Regulated Entities	~~62~~63
Section 3.11	Margin Regulations	~~62~~63
Section 3.12	Compliance With Laws; Anti-Terrorism Laws	~~62~~63
Section 3.13	Taxes	~~62~~63
Section 3.14	Compliance with ERISA	~~63~~64
Section 3.15	Consummation of Operative Documents; Brokers	~~63~~64
Section 3.16	Related Transactions	~~64~~65
Section 3.17	Material Contracts	~~64~~65
Section 3.18	Compliance with Environmental Requirements; No Hazardous Materials	~~64~~65

i

(continued)

Page

Section 3.19	Intellectual Property	~~65~~66
Section 3.20	Solvency	~~65~~66
Section 3.21	Full Disclosure	~~65~~66
Section 3.22	Reserved	~~66~~67
Section 3.23	Subsidiaries	~~66~~67
Section 3.24	Reserved	~~66~~67
Section 3.25	Regulatory Matters	~~66~~67

ARTICLE 4 - AFFIRMATIVE COVENANTS		~~68~~70

Section 4.1	Financial Statements and Other Reports	~~68~~70
Section 4.2	Payment and Performance of Obligations	~~69~~71
Section 4.3	Maintenance of Existence	~~70~~71
Section 4.4	Maintenance of Property; Insurance	~~70~~71
Section 4.5	Compliance with Laws and Material Contracts	~~72~~73
Section 4.6	Inspection of Property, Books and Records	~~72~~73
Section 4.7	Use of Proceeds	~~72~~73
Section 4.8	~~Reserved~~Excess Cash	~~72~~74
Section 4.9	Notices of Litigation and Defaults	~~72~~74
Section 4.10	Hazardous Materials; Remediation	~~73~~74
Section 4.11	Further Assurances	~~73~~74
Section 4.12	Power of Attorney	~~76~~77
Section 4.13	Borrowing Base Collateral Administration	~~76~~78

ARTICLE 5 - NEGATIVE COVENANTS		~~77~~78

Section 5.1	Debt; Contingent Obligations	~~77~~78
Section 5.2	Liens	~~77~~78
Section 5.3	Distributions	~~77~~79
Section 5.4	Restrictive Agreements	~~77~~79
Section 5.5	Payments and Modifications of Subordinated Debt	~~78~~79
Section 5.6	Consolidations, Mergers and Sales of Assets; Change in Control	~~78~~80
Section 5.7	Purchase of Assets, Investments	~~78~~80
Section 5.8	Transactions with Affiliates	~~78~~80
Section 5.9	Modification of Organizational Documents	~~79~~80
Section 5.10	Modification of Certain Agreements	~~79~~80
Section 5.11	Conduct of Business	~~79~~81
Section 5.12	Reserved	~~79~~81
Section 5.13	Limitation on Sale and Leaseback Transactions	~~79~~81
Section 5.14	Deposit Accounts and Securities Accounts; Payroll and Benefits Accounts	~~79~~81
Section 5.15	Compliance with Anti-Terrorism Laws	~~80~~81

(continued)

Page

Section 5.16	Transfers to Subsidiaries	~~80~~82
Section 5.17	Limitations on Morphormics, Inc.	~~80~~82

ARTICLE 6 - FINANCIAL COVENANTS		~~81~~82

Section 6.1	Additional Defined Terms	~~81~~82
Section 6.2	Fixed Charge Coverage Ratio	~~81~~83
Section 6.3	Minimum Net Revenue	83
Section 6.4	Evidence of Compliance	~~81~~83

ARTICLE 7 - CONDITIONS		~~81~~83

Section 7.1	Conditions to Closing	~~81~~83
Section 7.2	Conditions to Each Loan, Support Agreement and Lender Letter of Credit	~~82~~83
Section 7.3	Searches	~~82~~84
Section 7.4	Post-Closing Requirements	~~83~~85

ARTICLE 8 - RESERVED		~~83~~85

ARTICLE 9 - SECURITY AGREEMENT		~~83~~85

Section 9.1	Generally	~~83~~85
Section 9.2	Representations and Warranties and Covenants Relating to Collateral	~~83~~85

ARTICLE 10 - EVENTS OF DEFAULT		~~87~~89

Section 10.1	Events of Default	~~87~~89
Section 10.2	Acceleration and Suspension or Termination of Revolving Loan Commitment	~~90~~92
Section 10.3	UCC Remedies	~~90~~92
Section 10.4	Cash Collateral	~~92~~94
Section 10.5	Default Rate of Interest	~~92~~94
Section 10.6	Setoff Rights	~~93~~95
Section 10.7	Application of Proceeds	~~93~~95
Section 10.8	Waivers	~~94~~96
Section 10.9	Injunctive Relief	~~96~~98
Section 10.10	Marshalling; Payments Set Aside	~~96~~98
Section 10.11	Cure Right	~~96~~98

ARTICLE 11 - AGENT		~~97~~99

Section 11.1	Appointment and Authorization	~~97~~99
Section 11.2	Agent and Affiliates	~~97~~99
Section 11.3	Action by Agent	~~97~~100
Section 11.4	Consultation with Experts	~~98~~100
Section 11.5	Liability of Agent	~~98~~100

(continued)

Page

Section 11.6	Indemnification	~~98~~100
Section 11.7	Right to Request and Act on Instructions	~~98~~101
Section 11.8	Credit Decision	~~99~~101
Section 11.9	Collateral Matters	~~99~~101
Section 11.10	Agency for Perfection	~~99~~101
Section 11.11	Notice of Default	~~99~~102
Section 11.12	Assignment by Agent; Resignation of Agent; Successor Agent	~~100~~102
Section 11.13	Payment and Sharing of Payment	~~101~~103
Section 11.14	Right to Perform, Preserve and Protect	~~103~~106
Section 11.15	Additional Titled Agents	~~104~~106
Section 11.16	Amendments and Waivers	~~104~~106
Section 11.17	Assignments and Participations	~~105~~107
Section 11.18	Funding and Settlement Provisions Applicable When Non-Funding Lenders Exist	~~108~~111
Section 11.19	Buy-Out Upon Refinancing	~~110~~112

ARTICLE 12 - MISCELLANEOUS		~~110~~112

Section 12.1	Survival	~~110~~112
Section 12.2	No Waivers	~~110~~112
Section 12.3	Notices	~~110~~112
Section 12.4	Severability	~~111~~113
Section 12.5	Headings	~~111~~113
Section 12.6	Confidentiality	~~111~~113
Section 12.7	Waiver of Consequential and Other Damages	~~112~~114
Section 12.8	GOVERNING LAW; SUBMISSION TO JURISDICTION	~~112~~115
Section 12.9	WAIVER OF JURY TRIAL	~~113~~115
Section 12.10	Publication; Advertisement	~~113~~116
Section 12.11	Counterparts; Integration	~~114~~116
Section 12.12	No Strict Construction	~~114~~117
Section 12.13	Lender Approvals	~~114~~117
Section 12.14	Expenses; Indemnity	~~114~~117
Section 12.15	Reserved	~~116~~119
Section 12.16	Reinstatement	~~116~~119
Section 12.17	Successors and Assigns	~~116~~119
Section 12.18	USA PATRIOT Act Notification	~~116~~119
Section 12.19	Cross Default and Cross Collateralization	119

CREDIT AND SECURITY AGREEMENT

THIS CREDIT AND SECURITY AGREEMENT (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Agreement”) is dated as of June 14, 2017 by and among ACCURAY INCORPORATED, a Delaware corporation (“Accuray” or “Borrower Representative”), TOMOTHERAPY INCORPORATED, a Wisconsin corporation, and any additional borrower that may hereafter be added to this Agreement (collectively, “Other Borrowers” and, together with Borrower Representative, each individually as a “Borrower”, and collectively as “Borrowers”), MIDCAP ~~FINANCIAL~~FUNDING IV TRUST, a Delaware statutory trust (as successor by assignment from MidCap Financial Trust), individually as a Lender, and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender.

RECITALS

Borrowers have requested that Lenders make available to Borrowers the financing facilities as described herein.  Lenders are willing to extend such credit to Borrowers under the terms and conditions herein set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Lenders and Agent agree as follows:

I.  DEFINITIONS

A.                                                                                    Certain Defined Terms.  The following terms have the following meanings:

“2018 Convertible Notes” means, collectively, (a) the 3.50% Convertible Senior Notes due February 1, 2018, issued pursuant to the Indenture, dated as of February 13, 2013, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $115 million (of which $~~44,700,000~~13,000,000 is outstanding as of the ~~Closing~~First Amendment Effective Date), and (b) the 3.50% Series A Convertible Senior Notes due February 1, 2018 issued pursuant to the Indenture, dated as of April 24, 2014, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of approximately $70.3 million (of which $~~70,300,000~~26,600,000 is outstanding as of the ~~Closing Date) and (c~~First Amendment Effective Date).

“2018 Specified Amendment” has the meaning set forth in Section 5.5.

“2022 Convertible Notes” means, (a) the 3.75% Convertible Senior Notes due July 15, 2022, issued pursuant to the Indenture, dated as of August 7, 2017, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $85 million (of which $85,000,000 is outstanding as of the First Amendment Effective Date), and (b) any Permitted Refinancing Debt of (a~~) and/or (b~~).

“Acceleration Event” means the occurrence of an Event of Default (a) in respect of which Agent has declared all or any portion of the Obligations to be immediately due and payable pursuant to Section 10.2, (b) pursuant to Section 10.1(a), and in respect of which Agent has suspended or terminated the Revolving Loan Commitment pursuant to Section 10.2, and/or (c) pursuant to either Section 10.1(e) and/or Section 10.1(f).

“Access Agreement Location” has the meaning set forth in Section 4.11(c).

“Account Debtor” means “account debtor”, as defined in Article 9 of the UCC, and any other obligor in respect of an Account.

“Accounts” means, collectively, (a) any right to payment of a monetary obligation, whether or not earned by performance and (b) without duplication, any “account” (as defined in the UCC), any accounts receivable (whether in the form of payments for services rendered or goods sold, rents, license fees or otherwise), any “health-care-insurance receivables” (as defined in the UCC), any “payment intangibles” (as defined in the UCC) and all other rights to payment and/or reimbursement of every kind and description, whether or not earned by performance.

“~~Additional Tranche” means an additional amount of Revolving Loan Commitment equal to $33,000,000 (it being acknowledged that multiple Additional Tranches are permitted pursuant to Section 2.1(c) in minimum amounts of $1,000,000 each for a total of up to $33,000,000).~~  Acquisition” has the meaning set forth in the definition of “Permitted Acquisition”.

“Acquisition Consideration” has the meaning set forth in the definition of “Permitted Acquisition”.

“Affected Lender” has the meaning set forth in Section 11.17(c).

“Affiliate” means, with respect to any Person, (a) any Person that directly or indirectly controls such Person and (b) any Person which is controlled by or is under common control with such controlling Person.”

“Affiliated Credit Agreement” that certain Credit and Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time), dated as of the First Amendment Effective Date, among MidCap Financial Trust, as Agent and a lender, the other lenders party thereto and Borrowers pursuant to which such Agent and lenders have extended a term credit facility to Borrowers.

“Affiliated Financing Agent” means the “Agent” under and as defined in the Affiliated Credit Agreement.

“Affiliated Financing Documents” means the “Financing Documents” as defined in the Affiliated Credit Agreement.

“Affiliated Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the date hereof between Agent and the Affiliated Financing Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Affiliated Obligations” means all “Obligations”, as such term is defined in the Affiliated Financing Documents.

“Agent” means MCF, in its capacity as administrative agent for itself and for Lenders hereunder, as such capacity is established in, and subject to the provisions of, Article 11, and the successors and assigns of MCF in such capacity.

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including, without limitation, Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC.

“Applicable Margin” means with respect to Revolving Loans and all other Obligations four and one-half percent (4.50%).

“Approved Fund” means any (a) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the Ordinary Course of Business, or (b) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (a) and that, with respect to each of the preceding clauses (a) and (b), is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.  Notwithstanding the foregoing, in no event shall any Person that is an Excluded Person constitute an Approved Fund.

“Asset Disposition” means any sale, lease, license, transfer, assignment or other consensual disposition by any Credit Party of any asset.

“Assignment Agreement” means an assignment agreement in form and substance acceptable to Agent.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto.

“Base LIBOR Rate” means, for each Interest Period, the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/100%), to be the rate at which Dollar deposits (for delivery on the first day of such Interest Period or, if such day is not a Business Day on the preceding Business Day) in the amount of $1,000,000 are offered to major banks in the London interbank market on or about 11:00 a.m. (Eastern time) two (2) Business Days prior to the first day of each calendar month, for a term comparable to such Interest Period, which determination shall be conclusive in the absence of manifest error.

“Base Rate” means the per annum rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate.

“Blocked Person” means any Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, including any Person that is, or is owned 50% or more by any Person(s) that are, named on any OFAC Lists.

“Bona Fide Lending Affiliate” shall mean any bona fide debt fund, investment vehicle, regulated banking entity or non-regulated lending entity (in each case, other than a Person that is excluded pursuant to clause (a)(i) of the definition of Excluded Person) that is (a) primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business and (b) managed, sponsored or advised by any person that is controlling, controlled by or under common control with a Competitor or Affiliate thereof, as applicable, but only to the extent that no personnel involved with the investment in such Competitor or Affiliate thereof, as applicable, (i) makes (or has the right to make or participate with others in making) investment decisions on behalf of such debt fund, investment vehicle, regulated banking entity or non-regulated lending entity or (ii) has access to any information (other than information that is publicly available) relating to the Credit Parties’ business.

“Borrower” and “Borrowers” mean the entity(ies) described in the first paragraph of this Agreement and each of their successors and permitted assigns.

“Borrower Representative” means Accuray, in its capacity as Borrower Representative pursuant to the provisions of Section 2.9, or any successor Borrower Representative selected by Borrowers and approved by Agent.

“Borrowing Base” means:

(a)                                 the product of (i) eighty-five percent (85%) multiplied by (ii) the aggregate net amount at such time of the Eligible Domestic Accounts; plus

(b)                                 the lesser of (i) $15,000,000 and (ii) the product of (x) eighty-five percent (85%) multiplied by (y) the aggregate net amount at such time of the Eligible Foreign Accounts; plus

(c)                                  the lesser of (i) eighty-five percent (85%) multiplied by the Orderly Liquidation Value of the Eligible Inventory, or (ii) sixty-five percent (65%) multiplied by the value of the Eligible Inventory, valued at the lower of first-in-first-out cost or market cost, and after factoring in all rebates, discounts and other incentives or rewards associated with the purchase of the applicable Inventory; minus

(d)                                 the amount of any reserves and/or adjustments provided for in this Agreement.

“Borrowing Base Certificate” means a certificate, duly executed by a Responsible Officer of Borrower Representative, appropriately completed and substantially in the form of Exhibit C hereto.

“Business Day” means any day except a Saturday, Sunday or other day on which either the New York Stock Exchange is closed, or on which commercial banks in Washington, DC and New York City are authorized by law to close.

“Capital Expenditures” means, for any period, the aggregate of all expenditures during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property or equipment” or similar items reflected in the financial statements of Accuray and its Consolidated Subsidiaries for such period.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six (6) months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody’s or A-1 by Standard & Poor’s; (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition; (f) marketable tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s, in each case, maturing within 270 days from the date of acquisition thereof; (g) in the case of any Foreign Subsidiary, cash and cash equivalents that are substantially equivalent in such jurisdiction to those described in clauses (a) through (f) above in respect of each country that is a member of the Organization for Economic Co-operation and Development, and (h) any other security meeting the requirements set forth in Borrower Representative’s Investment Policy as provided to Agent prior to the Closing Date.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.A. § 9601 et seq., as the same may be amended from time to time.

“CFC” means a “controlled foreign corporation” as defined in Section 957 of the Code.

“Change in Control” means any of the following events:  (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, voting stock of Accuray (or other securities convertible into such voting stock) representing 40% or more of the combined voting power of all voting stock of Accuray or (b) Accuray ceases to own, directly or indirectly, 100% (or such lesser portion as may be owned by Accuray as of the date hereof) of the capital stock of any Borrower (with the exception of any Borrower permitted to be sold, dissolved or merged to the extent otherwise permitted by this Agreement so long as all assets of such Borrower have been excluded from the Borrowing Base); or (c) the occurrence of any “Change of Control”, “Change in Control”, or terms of similar import under any document or instrument governing or relating to Debt of or equity in such Person having a principal amount in excess of $10,000,000.  As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

“Chattel Paper” means “chattel paper”, as defined in Article 9 of the UCC.

“Chicago Premises” means the location located at 11601 W. Touhy Avenue Suite 893, Unit 2, Chicago, IL 60666 at which Collateral is stored.

“Closing Date” means ~~the date of this Agreement.~~June 14, 2017.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all property, now existing or hereafter acquired, mortgaged or pledged to, or purported to be subjected to a Lien in favor of, Agent, for the benefit of Agent and Lenders, pursuant to this Agreement and the Security Documents, including all of the property described in Schedule 9.1 hereto; provided that the Collateral shall not include any Excluded Property.

“Collections Account Post-Closing Period” means the period beginning on the Closing Date and ending on the earlier of the date that is thirty (30) days after the Closing Date (or such later date as Agent may agree in writing).

“Commitment Annex” means Annex A to this Agreement.

“Commitment Expiry Date” means the date that is ~~four~~five (~~4~~5) years following the ~~Closing~~First Amendment Effective Date (the “Stated Commitment Expiry Date”); provided, however, that if, as of the Early Maturity Date with respect to any series of notes included as Convertible Notes Debt (collectively, “Convertible Notes”), a Convertible Notes Event with respect to such series of Convertible Notes has not occurred, then the Commitment Expiry Date shall be the Early Maturity Date with respect to such series of Convertible Notes (the occurrence of the event described in this proviso, an “Early Maturity Event”); provided further, however, that if a Convertible Notes Event with respect to all of such series of Convertible Notes has not occurred prior to the Early Maturity Date with respect to such series of Convertible Notes, but as of such Early Maturity Date with respect to such series of Convertible Notes the Liquidity Condition is satisfied with respect to the portion of such series that is not subject to a Convertible Notes Event, then (a) an Early Maturity Event shall not occur and (b) the Commitment Expiry Date shall continue to be the Stated Commitment Expiry Date unless, as of any time (the date on which such time occurs, the “Accelerated Commitment Expiry Date”) on or after the Early Maturity Date with respect to such series of Convertible Notes when a Convertible Notes Event with respect to such series of Convertible Notes has not occurred, (y) the Liquidity Condition with respect to such series of Convertible Notes is not satisfied, in which event the Commitment Expiry Date shall be the Accelerated Commitment Expiry Date or (z) an Early Maturity Event occurs with respect to any other series of Convertible Notes and Borrowers have not caused the Commitment Expiry Date to remain the Stated ~~Maturity~~Commitment Expiry Date in accordance with the second proviso of this definition.

“Competitor” means any Person that is an operating company directly and primarily engaged in the business of developing, manufacturing and servicing radiation oncology devices.

“Compliance Certificate” means a certificate, duly executed by a Responsible Officer of Borrower Representative, appropriately completed and substantially in the form of Exhibit B hereto.

“Consolidated Subsidiary” means, at any date, any Subsidiary the accounts of which would be consolidated with those of “parent” Borrower (or any other Person, as the context may require hereunder) in its consolidated financial statements if such statements were prepared as of such date.

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person:  (a) with respect to any Debt of another Person (a “Third Party Obligation”) if the purpose or intent of such Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such Third Party Obligation that such Third Party Obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Third Party Obligation will be protected, in whole or in part, against loss with respect thereto; (b) with respect to any undrawn portion of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for the reimbursement of any drawing; (c) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (d) for any obligations of another Person pursuant to any Guarantee or pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to preserve the solvency, financial condition or level of income of another Person.  The amount of any Contingent Obligation shall be equal to the amount of the obligation so Guaranteed or otherwise supported or, if not a fixed and determinable amount, the maximum amount so Guaranteed or otherwise supported.

“Controlled Group” means all members of any group of corporations and all members of a group of trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

“Convertible Notes” has the meaning set forth in the definition of “Commitment Expiry Date”.

“Convertible Notes Debt” has the meaning set forth in the definition of “Permitted Debt”.

“Convertible Notes Event” means, with respect to all or a part of any series of Convertible Notes, any of the following: (a) the redemption, repayment, defeasance or other discharge of all or a part of such series of Convertible Notes (including, in each case, all accrued but unpaid interest, fees and other amounts in respect thereof) in accordance with the terms of the applicable Indenture; (b) the amendment to or other modification of such series of Convertible Notes causing the stated maturity date of such series of Convertible Notes to be extended to a date that is at least 91 days after the Commitment Expiry Date; and/or (c) solely with respect to the 2022 Convertible Notes, the refinancing of all or a part of such series of Convertible Notes with, or the exchange of all or part of such series of Convertible Notes for, Debt having a maturity date that is at least 91 days after the Stated Commitment Expiry Date and otherwise satisfying the definition of Permitted Refinancing Debt; provided that, (x) a Convertible Notes Event with respect to less than all of any series of Convertible Notes shall only apply to that portion of such series with respect to which such Convertible Notes Event occurred and (y) in the case of clauses (b) and (c) of this definition, such series of Convertible Notes as so amended, or any Permitted Refinancing Debt in respect thereof, does not require (i) any amortization prior to the date that is 91 days after the Stated Commitment Expiry Date or (ii) any mandatory prepayment or redemption at the option of the holders thereof (except for redemptions in respect of asset sales and changes in control on terms not less favorable to Borrower Representative than the terms of such series of Convertible Notes as in effect on the date hereof and other conversion provisions) prior to the date that is 91 days after the Stated Commitment Expiry Date.

“Credit Exposure” means, at any time, any portion of the Revolving Loan Commitment and of any other Obligations that remains outstanding, or any Reimbursement Obligation that remains unpaid or any Letter of Credit or Support Agreement not supported with cash collateral required by this Agreement that remains outstanding; provided, however, that no Credit Exposure shall be deemed to exist solely due to the existence of contingent indemnification liability, absent the assertion of a claim, or the known existence of a claim reasonably likely to be asserted, with respect thereto.

“Credit Party” means any Guarantor under a Guarantee of the Obligations or any part thereof, any Borrower and any other Person (other than Agent, a Lender or a participant of a Lender), whether now existing or hereafter acquired or formed, that becomes obligated as a borrower, guarantor, surety, indemnitor, pledgor, assignor or other obligor under any Financing Document; and “Credit Parties” means all such Persons, collectively.

“Cure Amount” has the meaning set forth in Section 10.11(a).

“Cure Notice Deadline” has the meaning set forth in Section 10.11(a).

“Cure Period” has the meaning set forth in Section ~~10.11.~~10.11(a).

“Cure Right” has the meaning set forth in Section ~~10.11.~~10.11(a).

“Cure Right Fiscal Quarter” has the meaning set forth in Section 10.11(b).

“Debt” of a Person means at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except (i) trade accounts payable arising in the Ordinary Course of Business and paid within 120 days of when due, (ii) current non-trade payables arising and paid on a timely basis in the Ordinary Course of Business, and (iii) liabilities associated with customary prepayments and deposits, (d) all capital leases of such Person, (e) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (f) all Disqualified Equity Interests, (g) all obligations secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (h) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts, in each case only to the extent such obligation has become a liability on the balance sheet of such person in accordance with GAAP, (i) all Debt of others Guaranteed by such Person, (j) off-balance sheet liabilities and/or Pension Plan or Multiemployer Plan liabilities of such Person, (k) obligations arising under non-compete agreements, and (l) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business.  Without duplication of any of the foregoing, Debt of Borrowers shall include any and all Loans and Letter of Credit Liabilities.

“Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulted Lender” means, so long as such failure shall remain in existence and uncured, any Lender which shall have failed to make any Loan or other credit accommodation, disbursement, settlement or reimbursement required pursuant to the terms of any Financing Document.

“Deficiency Amount” has the meaning set forth in Section 2.10(e).

“Deposit Account” means a “deposit account” (as defined in Article 9 of the UCC), an investment account, or other account in which funds are held or invested for credit to or for the benefit of any Borrower.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to Agent, among Agent, any Borrower and each financial institution in which such Borrower maintains a Deposit Account, which agreement provides that (a) such financial institution shall comply with instructions originated by Agent directing disposition of the funds in such Deposit Account without further consent by the applicable Borrower, and (b) such financial institution shall agree that it shall have no Lien on, or right of setoff or recoupment against, such Deposit Account or the contents thereof, other than in respect of usual and customary service fees and returned items for which Agent has been given value, in each such case expressly consented to by Agent (acting reasonably), and containing such other terms and conditions as Agent may reasonably require, including as to any such agreement pertaining to any Lockbox Account, providing that such financial institution shall wire, or otherwise transfer, in immediately available funds, on a daily basis to the Payment Account all funds received or deposited into such Lockbox or Lockbox Account.

“Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent, or other similar or related article, including any component, part, or accessory, which is (a) recognized in the official National Formulary, or the United States Pharmacopeia, or any supplement to them, (b) intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease, in man or other animals, (c) intended to affect the structure or any function of the body of man or other animals; and which does not achieve its primary intended purposes through chemical action within or on the body of man or other animals and which is not dependent upon being metabolized for the achievement of its primary intended purposes, or (d) any product otherwise classified as a “device” under the FD&C Act.

“Device Approval Application” means, with respect to any Device, a premarket approval application (PMA) submitted under Section 515 of the FD&C Act (21 U.S.C. § 360e), a de novo request submitted under Section 513(f) of the FD&C Act (21 U.S.C. § 360c(f)), or premarket notification submitted under Section 510(k) of the FD&C Act (21 U.S.C. § 360(k)), or any corresponding foreign application.

“Disqualified Equity Interest” means, with respect to any Person, any equity interest in such Person that by its terms (or by the terms of any security or other equity interest into which it is convertible or for which it is exchangeable, either mandatorily or at the option of anyone other than such Person), or upon the happening of any date certain, event or other condition (except, in the case of the following clauses (a), (b) and (c), as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale shall be subject to the prior payment in full of all Loans and all other Obligations (other than with respect to contingent indemnification obligations for which no claim has been made), and the termination of the Revolving Loan Commitment):  (a) matures or is mandatorily redeemable (other than solely for equity interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such equity interests), whether pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable at the option of the holder thereof for Debt or equity interests (other than solely for equity interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such equity interests); (c) is or may be redeemable (other than solely for equity interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such equity interests) or is or may be required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof; (d) requires the payment of any cash dividend or any other scheduled cash payment constituting a return of capital; or (e) is or becomes convertible into or exchangeable for Debt or any other equity interests that would constitute Disqualified Equity Interests; in each case, on or prior to the date that occurs 91 days after the Stated Commitment Expiry Date, provided that if such equity interests are issued pursuant to a plan to, or for the benefit of, future, current or former employees, directors, officers, member of management or consultants of any Borrower or any Subsidiary, such equity interests shall not constitute “Disqualified Equity Interests” solely because they may be permitted to be repurchased by such Borrower or such Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of any employee’s, director’s, officer’s, management member’s or consultant’s termination of employment or service (as applicable), death or disability.

“Distribution” means as to any Person (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interest in such Person (except those payable solely in its equity interests to the extent not Disqualified Equity Interests), (b) any payment by such Person on account of (i) the purchase, redemption, retirement, defeasance, surrender, cancellation, termination or acquisition of any equity interests in such Person or any claim respecting the purchase or sale of any equity interest in such Person, or (ii) any option, warrant or other right to acquire any equity interests in such Person, (c) any management fees, salaries or other fees or compensation to any Person holding an equity interest in a Borrower or a Subsidiary of a Borrower (other than (i) payments of salaries to individuals, (ii) directors’ fees, and (iii) advances and reimbursements to employees or directors, all in the Ordinary Course of Business), an Affiliate of a Borrower or an Affiliate of any Subsidiary of a Borrower or (d) repayments of or debt service on loans or other indebtedness held by any Person holding an equity interest in a Borrower or a Subsidiary of a Borrower unless permitted under and made pursuant to a Subordination Agreement applicable to such loans or other indebtedness.  The parties hereto agree, for the avoidance of doubt but without limiting in any way the terms of this Agreement that may restrict such payments, that any payments with respect to the Convertible Notes Debt do not constitute a Distribution.

“Dollars” or “$” means the lawful currency of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

“Early Maturity Date” means, with respect to any series of 2018 Convertible Notes or 2022 Convertible Notes, the date that is 91 days prior to the stated maturity date for such series of 2018 Convertible Notes or 2022 Convertible Notes set forth in the applicable Indenture.

“EBITDA” has the meaning provided in the Compliance Certificate.

“Eligible Accounts” means, collectively, the Eligible Domestic Accounts and Eligible Foreign Accounts.

“Eligible Domestic Account” means, subject to the criteria below, an account receivable of a Borrower, which (i) was generated in the Ordinary Course of Business, (ii) was generated originally in the name of a Borrower and not acquired via assignment or otherwise, (iii) is not an Eligible Foreign Account, and (iv) Agent, in its good faith credit judgment and discretion, deems to be an Eligible Domestic Account.  The net amount of an Eligible Domestic Account at any time shall be (a) the face amount of such Eligible Domestic Account as originally billed minus all cash collections and other proceeds of such Account received from or on behalf of the Account Debtor thereunder as of such date and any and all returns, rebates, discounts (which may, at Agent’s option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, and (b) adjusted by applying percentages (known as “Domestic Account liquidity factors”) by payor and/or payor class based upon the applicable Borrower’s actual recent collection history for each such payor and/or payor class in a manner consistent with Agent’s underwriting practices and procedures.  Such Domestic Account liquidity factors may be adjusted by Agent from time to time as warranted by Agent’s underwriting practices and procedures and using Agent’s good faith credit judgment.  Without limiting the generality of the foregoing, no Account shall be an Eligible Domestic Account if:

(a)                                 the Account remains unpaid more than one hundred twenty (120) days past the claim or invoice date;

(b)                                 the Account is subject to any defense, set-off, recoupment, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment of any kind (but only to the extent of such defense, set-off, recoupment, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment), or the applicable Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

(c)                                  if the Account arises from the sale of goods, any part of any goods the sale of which has given rise to the Account has been returned, rejected, lost, or damaged (but only to the extent that such goods have been so returned, rejected, lost or damaged);

(d)                                 if the Account arises from the sale of goods, the sale was not an absolute, bona fide sale, or the sale was made on consignment or on approval or on a sale-or-return or bill-and-hold or progress billing basis, or the sale was made subject to any other repurchase or return agreement, or the goods have not been shipped to the Account Debtor or its designee or the sale was not made in compliance with applicable Laws;

(e)                                  if the Account arises from the performance of services, the services have not actually been performed or the services were undertaken in violation of any Law or the Account represents a progress billing for which services have not been fully and completely rendered;

(f)                                   the Account is subject to a Lien other than a Permitted Lien, or Agent does not have a first priority, perfected Lien on such Account;

(g)                                  the Account is evidenced by Chattel Paper or an Instrument (other than checks and other ordinary course payment instruments) of any kind, or has been reduced to judgment, unless such Chattel Paper or Instrument has been delivered to Agent;

(h)                                 the Account Debtor is an Affiliate or Subsidiary of a Credit Party, or the Account Debtor holds any Debt of a Credit Party;

(i)                                     more than fifty percent (50%) of the aggregate balance of all Accounts owing from the Account Debtor obligated on the Account are ineligible under subclause (a) of this definition (in which case all Accounts from such Account Debtor shall be ineligible);

(j)                                    [Reserved];

(k)                                 the total unpaid Accounts of the Account Debtor obligated on the Account exceed thirty percent (30%) of the net amount of all Eligible Accounts owing from all Account Debtors (but only the amount of the Accounts of such Account Debtor exceeding such thirty percent (30%) limitation shall be considered ineligible);

(l)                                     any covenant, representation or warranty contained in the Financing Documents with respect to such Account has been breached in any material respect;

(m)                             the Account is unbilled or has not been invoiced to the Account Debtor in accordance with the procedures and requirements of the applicable Account Debtor;

(n)                                 the Account is an obligation of a Governmental Account Debtor, unless Agent has agreed to the contrary in writing and Agent has received from the Account Debtor the acknowledgement of Agent’s notice of assignment of such obligation pursuant to this Agreement;

(o)                                 the Account is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

(p)                                 the Account Debtor has its principal place of business or executive office outside the United States;

(q)                                 the Account is payable in a currency other than United States dollars;

(r)                                    the Account Debtor is an individual;

(s)                                   at all times following the Collections Account Post-Closing Period, the Borrower owning such Account has not signed and delivered to Agent notices, in the form requested by Agent, directing the Account Debtors to make payment to the applicable Lockbox Account;

(t)                                    the Account includes late charges or finance charges (but only such portion of such Account shall be ineligible);

(u)                                 the Account arises out of the sale of any Inventory upon which any other Person holds a Lien (other than a Permitted Lien ); or

(v)                                 the Account or Account Debtor fails to meet such other commercially reasonable specifications and requirements which may from time to time be established by Agent in its good faith credit judgment and discretion and based, in each case, on the results of borrowing base audits and customary related due diligence conducted by Agent from time to time after the Closing Date.

“Eligible Assignee” means any Person, other than an Excluded Person, that is (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by Agent; provided, however, that notwithstanding the foregoing, (x) “Eligible Assignee” shall not include any Borrower or any of a Borrower’s Affiliates, and (y) no proposed assignee intending to assume all or any portion of the Revolving Loan Commitment shall be an Eligible Assignee unless such proposed assignee either already holds a portion of such Revolving Loan Commitment, or has been approved as an Eligible Assignee by Agent.

“Eligible Foreign Account” means, subject to the criteria below, an account receivable of a Borrower, which (i) was generated in the Ordinary Course of Business, (ii) was generated originally in the name of a Borrower and not acquired via assignment or otherwise, (iii) is not an Eligible Domestic Account, and (iv) Agent, in its good faith credit judgment and discretion, deems to be an Eligible Foreign Account.  Accounts denominated in foreign currencies shall be converted to US Dollars upon delivery by Borrowers of the current Borrowing Base Certificate at the then-current market rate approved by Agent in its reasonable discretion.  The net amount of an Eligible Foreign Account at any time shall be (a) the face amount of such Eligible Foreign Account as originally billed minus all cash collections and other proceeds of such Account received from or on behalf of the Account Debtor thereunder as of such date and any and all returns, rebates, discounts (which may, at Agent’s option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, and (b) adjusted by applying percentages (known as “Foreign Account liquidity factors”) by payor and/or payor class based upon the applicable Borrower’s actual recent collection history for each such payor and/or payor class in a manner consistent with Agent’s underwriting practices and procedures.  Such Foreign Account liquidity factors may be adjusted by Agent from time to time as warranted by Agent’s underwriting practices and procedures and using Agent’s good faith credit judgment.  Without limiting the generality of the foregoing, no Account shall be an Eligible Foreign Account if:

(a)                                 the Account remains unpaid more than one hundred twenty (120) days past the claim or invoice date;

(b)                                 the Account is subject to any defense, set-off, recoupment, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment of any kind (but only to the extent of such defense, set-off, recoupment, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment), or the applicable Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

(c)                                  if the Account arises from the sale of goods, any part of any goods the sale of which has given rise to the Account has been returned, rejected, lost, or damaged (but only to the extent that such goods have been so returned, rejected, lost or damaged);

(d)                                 if the Account arises from the sale of goods, the sale was not an absolute, bona fide sale, or the sale was made on consignment or on approval or on a sale-or-return or bill-and-hold or progress billing basis, or the sale was made subject to any other repurchase or return agreement, or the goods have not been shipped to the Account Debtor or its designee or the sale was not made in compliance with applicable Laws;

(e)                                  if the Account arises from the performance of services, the services have not actually been performed or the services were undertaken in violation of any Law or the Account represents a progress billing for which services have not been fully and completely rendered;

(f)                                   the Account is subject to a Lien other than a Permitted Lien, or Agent does not have a first priority, perfected Lien on such Account;

(g)                                  the Account is evidenced by Chattel Paper or an Instrument (other than checks and other ordinary course payment instruments) of any kind, or has been reduced to judgment, unless such Chattel Paper or Instrument has been delivered to Agent;

(h)                                 the Account Debtor is an Affiliate or Subsidiary of a Credit Party, or the Account Debtor holds any Debt of a Credit Party;

(i)                                     more than fifty percent (50%) of the aggregate balance of all Accounts owing from the Account Debtor obligated on the Account are ineligible under subclause (a) of this definition (in which case all Accounts from such Account Debtor shall be ineligible);

(j)                                    [Reserved];

(k)                                 the total unpaid Accounts of the Account Debtor obligated on the Account exceed thirty percent (30%) of the net amount of all Eligible Accounts owing from all Account Debtors

(but only the amount of the Accounts of such Account Debtor exceeding such thirty percent (30%) limitation shall be considered ineligible);

(l)                                     any covenant, representation or warranty contained in the Financing Documents with respect to such Account has been breached in any material respect;

(m)                             the Account is unbilled or has not been invoiced to the Account Debtor in accordance with the procedures and requirements of the applicable Account Debtor;

(n)                                 the Account is an obligation of a Governmental Account Debtor, unless Agent has agreed to the contrary in writing and Agent has received from the Account Debtor the acknowledgement of Agent’s notice of assignment of such obligation pursuant to this Agreement;

(o)                                 the Account is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

(p)                                 [Reserved];

(q)                                 [Reserved];

(r)                                    the Account Debtor is an individual;

(s)                                   at all times following the Collections Account Post-Closing Period, the Borrower owning such Account has not signed and delivered to Agent notices, in the form requested by Agent, directing the Account Debtors to make payment to the applicable Lockbox Account;

(t)                                    the Account includes late charges or finance charges (but only such portion of such Account shall be ineligible);

(u)                                 the Account arises out of the sale of any Inventory upon which any other Person holds a Lien (other than a Permitted Lien); or

(v)                                 the Account or Account Debtor fails to meet such other commercially reasonable specifications and requirements which may from time to time be established by Agent in its good faith credit judgment and discretion and based, in each case, on the results of borrowing base audits and customary related due diligence conducted by Agent from time to time after the Closing Date.

“Eligible Inventory” means Inventory owned by a Borrower and acquired and dispensed by such Borrower in the Ordinary Course of Business that Agent, in its good faith credit judgment and discretion, deems to be Eligible Inventory.  Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

(a)                                 such Inventory is not owned by a Borrower free and clear of all Liens and rights of any other Person (other than Agent and other than Permitted Liens) (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure such Borrower’s performance with respect to that Inventory);

(b)                                 such Inventory is placed on consignment or is in transit, in each case, as reasonably determined by Borrower Representative;

(c)                                  such Inventory is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except those in favor of Agent;

(d)                                 such Inventory is excess, obsolete, unsalable, shopworn, seconds, damaged, unfit for sale, unfit for further processing, is of substandard quality or is not of good and merchantable quality, free from any defects, in each case, as reasonably determined in accordance with GAAP (to the extent applicable);

(e)                                  such Inventory consists of marketing materials, display items or packing or shipping materials, manufacturing supplies (other than Raw Material Inventory);

(f)                                   such Inventory is not subject to a first priority Lien in favor of Agent;

(g)                                  such Inventory consists of goods that can be transported or sold only with licenses that are not readily available or of any substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or similar term, by any Environmental Law or any Governmental Authority applicable to Borrowers or their business, operations or assets;

(h)                                 such Inventory is not covered by casualty insurance acceptable to Agent;

(i)                                     any covenant, representation or warranty contained in the Financing Documents with respect to such Inventory has been breached in any material respect;

(j)                                    such Inventory is located (i) outside of the continental United States or (ii) on premises where the aggregate amount of all Inventory (valued at cost) of Borrowers located thereon is less than $150,000;

(k)                                 without limiting clause (l) below, such Inventory is located on premises containing an excess of $150,000 of Inventory (valued at cost) with respect to which Agent has not received a landlord, warehouseman, bailee or mortgagee letter reasonably acceptable in form and substance to Agent unless Agent has instituted a Rent and Charges Reserve for such premises;

(l)                                     such Inventory is located at an Access Agreement Location with respect to which Agent has not received a landlord, warehouseman, bailee or mortgagee letter reasonably acceptable in form and substance to Agent within the applicable time period set forth in Section 4.11(c);

(m)                             such Inventory consists of (i) discontinued items, (ii) slow-moving or excess items held in inventory, or (iii) used items held for resale;

(n)                                 other than in the case of Raw Material Inventory, such Inventory does not consist of finished goods;

(o)                                 such Inventory does not meet all standards imposed by any Governmental Authority in all material respects, including with respect to its production, acquisition or importation (as the case may be);

(p)                                 such Inventory is held for rental or lease by or on behalf of Borrowers;

(q)                                 such Inventory is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third parties, which agreement restricts the ability of Agent or any Lender to sell or otherwise dispose of such Inventory; or

(r)                                    such Inventory fails to meet such other commercially reasonable specifications and requirements which may from time to time be established by Agent in its good faith credit judgment and based, in each case, on the results of borrowing base audits and customary related due diligence conducted by Agent from time to time after the Closing Date.  Agent and Borrowers agree that Inventory shall be subject to periodic appraisal by Agent and that valuation of Inventory shall be subject to adjustment pursuant to the results of such appraisal.  Notwithstanding the foregoing, the valuation of Inventory shall be subject to any legal limitations on sale and transfer of such Inventory.

“Elk Grove Village Premises” means the location located at 1200 Kirk Street, Elk Grove Village, IL 60007 at which Collateral is stored.

“Environmental Laws” means any Laws pertaining to the protection of environment, natural resources, pollution, or health and human safety (in relation to exposure to Hazardous Materials), that apply to any Borrower, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 5101 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. § 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), the Residential Lead-Based Paint Hazard Reduction Act (42 U.S.C. § 4851 et seq.), any analogous state or local laws, any amendments thereto, and the regulations promulgated pursuant to said laws, together with all amendments from time to time to any of the foregoing and judicial interpretations thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.

“ERISA Plan” means any “employee benefit plan”, as such term is defined in Section 3(3) of ERISA (other than a Multiemployer Plan), which any Borrower maintains, sponsors or contributes to, or, in the case of an employee benefit plan which is subject to Section 412 of the Code or Title IV of ERISA, to which any Borrower or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Event of Default” has the meaning set forth in Section 10.1.

“Excluded Account” means (a) any Deposit Account specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Credit Party’s employees and (b) any Deposit Accounts holding deposits at any time in an aggregate amount not in excess of $1,000,000 for any one Deposit Account and $3,000,000 in the aggregate for all such Deposit Accounts.

“Excluded Perfection Assets” has the meaning set forth in Section 9.2(g).

“Excluded Person” means any Person that is (a) designated by Borrower Representative, by written notice delivered to Agent on or prior to the date hereof, as a (i) disqualified institution or (ii) Competitor or (b) clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (a) above; provided, however, Excluded Person shall (A) exclude any Person that Borrower Representative has designated as no longer being a Excluded Person by written notice delivered to Agent from time to time and (B) include any Person that is added as a Competitor, pursuant to a written replacement list of Competitors that are Excluded Persons, that is delivered by Borrower Representative to Agent not more than once per year.  Such replacement list shall become ninety (90) days after the date that such written supplement is delivered to Agent, but which shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans and/or Revolving Loan Commitment as permitted herein.  In no event shall a Bona Fide Lending Affiliate be an Excluded Person unless such Bona Fide Lending Affiliate is identified under clause (a)(i) above.  Notwithstanding any other provision of this Agreement, there shall be no Excluded Persons other than Competitors if an Event of Default has occurred and is continuing.

“Excluded Property” means (a) more than 65% of the voting stock of each Excluded Subsidiary that is a Foreign Subsidiary or FSHCO directly held by any Borrower; (b) any lease, license, contract, permit, letter of credit, instrument, or agreement to which a Borrower is a party or any of its rights or interests thereunder if and to the extent that the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Borrower therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, permit, agreement or other property right (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such lease, license, contract, property rights or agreement to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (c) any asset, including any asset that is the subject of any Permitted Debt contemplated by subpart (c) of the definition thereof, the grant of a security interest in which would result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Credit Party therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any contract relating to such asset (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such asset that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such asset to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (d) any real estate asset that (i) is a leasehold interest, or (ii) is not Material Real Property; (e) any assets located outside the United States (other than with respect to the equity interests of any direct Foreign Subsidiary of a Borrower) that require action under the law of any jurisdiction other than the United States to create or perfect a security interest in such assets under such jurisdiction other than the United States, including any Intellectual Property registered in any jurisdiction other than the United States, if the creation of pledges of, or security interests in, any such property or assets would reasonably be expected to result in material adverse income tax consequences to Borrower Representative and its Subsidiaries, as reasonably determined by Agent; (f) any motor vehicle, airplane or any other asset subject to a certificate of title to the extent a Lien therein cannot be perfected by the filing of a UCC financing statement; and (g) any “intent-to-use” trademark or service mark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively by the United States Patent and Trademark Office.

“Excluded Subsidiary” means (a) any Foreign Subsidiary, (b) any FSHCO, (c) any Subsidiary that is not a direct or indirect Wholly-Owned Subsidiary of Accuray, (d) any Subsidiary that is prohibited or restricted by applicable Law as in effect on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition) from guaranteeing the Obligations or if guaranteeing the Obligations would require any governmental (including regulatory) consent, approval, license or authorization in order to provide such guarantee that has not been obtained, (e) a Subsidiary with respect to which, in the reasonable judgment of Agent, the burden or cost of providing a Guarantee shall be excessive in view of the benefits to be obtained by Lenders therefrom and (f) subject to Section 5.17, Morphormics Inc.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to Agent, any Lender or required to be withheld or deducted from a payment to Agent or any Lender, (a) Taxes imposed on or measured by such Agent’s or Lender’s (as applicable) net income (however denominated), franchise Taxes and branch profit Taxes, in each case, imposed by the jurisdiction (or any political subdivision thereof) under which Agent or such Lender is organized, has its principal office or conducts business with respect to entering into this Agreement or taking any action hereunder, (b) Other Connection Taxes, (c) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans pursuant to a Law in effect on the date on which (i) such Lender becomes a party to this Agreement other than as a result of an assignment requested by a Credit Party under the terms hereof or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.8, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (d) Taxes attributable to Agent or any Lender’s failure to comply with Section 2.8(c)(i) and (e) any withholding Taxes imposed under FATCA.

~~“Event of Default” has the meaning set forth in Section 10.1.~~

“FATCA” means (i) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to the implementation of Section 1471(b)(1) of the Code, and any intergovernmental agreement between the United States Internal Revenue Service, the United States Government and any governmental or taxation authority under any other jurisdiction which agreement’s principal purposes deals with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

“FDA” means the United States Food and Drug Administration and any successor agency or entity thereof or any analogous agency or entity in any other jurisdiction.

“FD&C Act” means the United States Food, Drug and Cosmetic Act (21 U.S.C. 321 et seq., including, without limitation, the Electronic Product Radiation Control provisions and Medical Device provisions thereof (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder, or any analogous ~~Requirements~~requirements of Law in any other jurisdiction, including but not limited to the various states of the United States.

“Federal Funds Rate” means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided, however, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Agent on such day on such transactions as determined by Agent.

“Fee Letter” means that certain letter agreement between Agent and Borrowers relating to fees payable to Agent, for its own account, in connection with the execution of this Agreement.

“Financial Statements” means (a) the audited consolidated balance sheet of Accuray and its Consolidated Subsidiaries for the fiscal year ended June 30, 2016 and the related consolidated statement of operations, shareholders’ equity and cash flows for the fiscal year then ended and (b) the unaudited consolidated balance sheet of Accuray and its Consolidated Subsidiaries for the nine (9) months ended March 31, 2017 and the related consolidated statement of operations, shareholders’ equity and cash flows for the nine (9) months then ended.

“Financing Documents” means this Agreement, any Notes, the Security Documents, the Fee Letter, the Affiliated Intercreditor Agreement, any subordination or intercreditor agreement pursuant to which any Debt and/or any Liens securing such Debt are subordinated to all or any portion of the Obligations and all other documents, instruments and agreements related to the Obligations and heretofore executed, executed concurrently herewith or executed at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“First Amendment Effective Date” means December 15, 2017.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fraudulent Conveyance” has the meaning set forth in Section 2.10(b).

“FSHCO” means a Domestic Subsidiary (i) all of the assets (other than immaterial assets) of which consist of equity interests (or equity interests and indebtedness) of one or more CFCs, (ii) that, with respect to any CFC in which it holds an equity interest, owns no less than sixty-six and two-thirds percent (66 2/3%) of the voting (within the meaning of Treasury Regulation Section 1.956 2(c)(2)) stock or equity interests of such CFC and (iii) that does not conduct any business or activity other than ownership of such equity interests; provided, further, that a FSHCO shall be a “FSHCO” only for so long as it meets each of the requirements of the foregoing definition.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination.

“General Intangible” means any “general intangible” as defined in Article 9 of the UCC, and any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas or other minerals before extraction, but including payment intangibles and software.

“Governmental Account Debtor” means any Account Debtor that is a Governmental Authority.

“Governmental Authority” means any nation or government, any state, local or other political subdivision thereof, and any agency, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term

Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business.  The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means any Credit Party that has executed or delivered, or shall in the future execute or deliver, any Guarantee of any portion of the Obligations, in each case, other than an Excluded Subsidiary.

“Hazardous Materials” means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials; and any other material or substance defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” “pollutant” or other words of similar import within the meaning of any Environmental Law.

“Healthcare Law” means the laws, codes, policies and guidelines of all Governmental Authorities relating to the production, preparation, propagation, compounding, conversion, pricing, marketing, promotion, sale, distribution, coverage, or reimbursement of a drug, device, biological or other medical item, supply or service, including, without limitation, the FD&C Act, the federal False Claims Act (31 U.S.C. §§ 3729 et seq.), the federal healthcare program anti-kickback statute (42 U.S.C. § 1320a-7b), the healthcare fraud, false statement and health information privacy and security provisions of the Health Insurance Portability and Accountability Act of 1996 (HIPAA), as amended by the Health Information Technology for Economic and Clinical Health (HITECH) Act (“HIPAA”), the federal healthcare program civil money penalty and exclusion authorities, the applicable requirements of Medicare, Medicaid and other healthcare programs of other Governmental Authorities, including the Veterans Health Administration and United States Department of Defense healthcare and contracting programs, and the analogous ~~Requirements~~requirements of Law of any other jurisdiction.

“HIPAA” has the meaning set forth in the definition of Healthcare Laws.

“IDE” means an application, including an application filed with a Governmental Authority, for authorization to commence human clinical studies, including (a) an Investigational Device Exemption as defined in the FD&C Act or any successor application or procedure filed with the FDA, (b) an abbreviated IDE as specified in FDA regulations in 21 C.F.R. § 812.2(b), (c) any equivalent of a United States IDE in other countries or regulatory jurisdictions, (d) all amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing and (e) all related documents and correspondence thereto, including documents and correspondence with institutional review boards or IECs.

“IECs” means independent ethics committees.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrowers or any other Credit Party under any Financing Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning set forth in Section 12.14(b).

“Indenture” means (a) that certain Indenture, dated as of February 13, 2013, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee, (b) that certain Indenture, dated as of April 24, 2014, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee ~~and (c~~, (c) that certain Indenture, dated as of August 7, 2017, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented by the First Supplemental Indenture dated as of December 4, 2017), and (d) any indenture or similar document setting forth the terms of any Permitted Refinancing Debt described in clause (~~c~~b) of the definition of ~~2018~~2022 Convertible Notes.

“Instrument” means “instrument”, as defined in Article 9 of the UCC.

“Intellectual Property” means, with respect to any Person, all patents and patent applications, including improvements divisions, continuation, renewals, reissues, extensions and continuations in part of the same, trademarks, trade names, trade styles, trade dress, service marks, logos and other business identifiers and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Person connected with and symbolized thereby, copyright rights, copyright applications and copyright registrations in each work of authorship and derivative works, whether published or unpublished, technology, know-how and processes, operating manuals, trade secrets, computer hardware and software, rights to unpatented inventions and all applications and licenses therefor, used in or necessary for the conduct of business by such Person and all claims for damages by way of any past, present or future infringement of any of the foregoing.

“Intercompany Loans” has the meaning set forth in Section 2.9.

“Interest Period” means any ninety (90) day period commencing on the first day of each calendar month, reset monthly.

“Inventory” means “inventory” as defined in Article 9 of the UCC.

“Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit (excluding Accounts arising in the Ordinary Course of Business), capital contributions or acquisitions of debt (including, any bonds, notes, debentures or other debt securities), equity interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP.  For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment, less any Returns to any Credit Party or the applicable Subsidiary in respect of such Investment; provided the aggregate amount of such Returns shall not exceed the original amount of such Investment.

“~~Joinder Requirements~~IRS” has the meaning set forth in Section ~~4.11.~~  2.8(c)(i).

“Laws” means any and all federal, state, provincial, territorial, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, governmental agreements and governmental restrictions, whether now or hereafter in effect, which are applicable to any Credit Party in any particular circumstance.  “Laws” includes, without limitation, Environmental Laws.

“LC Issuer” means one or more banks, trust companies or other Persons in each case expressly identified by Agent from time to time, in its sole discretion, as an LC Issuer for purposes of issuing one or more Letters of Credit hereunder.  Without limitation of Agent’s discretion to identify any Person as an LC Issuer, no Person shall be designated as an LC Issuer unless such Person maintains reporting systems acceptable to Agent with respect to letter of credit exposure and agrees to provide regular reporting to Agent satisfactory to it with respect to such exposure.

“Lender” means each of (a) MCF, in its capacity as a lender hereunder, (b) each other Person party hereto in its capacity as a lender hereunder, (c) each other Person that becomes a party hereto as Lender pursuant to Section 11.17, and (d) the respective successors of all of the foregoing, and “Lenders” means all of the foregoing.

“Lender Letter of Credit” means a Letter of Credit issued by an LC Issuer that is also, at the time of issuance of such Letter of Credit, a Lender.

“Letter of Credit” means a standby letter of credit issued for the account of any Borrower by an LC Issuer which expires by its terms within one (1) year after the date of issuance and in any event at least five (5) days prior to the Commitment Expiry Date.  Notwithstanding the foregoing, a Letter of Credit may provide for automatic extensions of its expiry date for one or more successive one (1) year periods; provided, however, that the LC Issuer that issued such Letter of Credit has the right, upon written notice provided to the account party with respect to such Letter of Credit at least thirty (30) days prior to its expiration, to terminate such Letter of Credit on each such annual expiration date and no renewal term may extend the term of the Letter of Credit to a date that is later than the fifth (5th) day prior to the Commitment Expiry Date.  Each Letter of Credit shall be either a Lender Letter of Credit or a Supported Letter of Credit.

“Letter of Credit Liabilities” means, at any time of calculation, the sum of (a) without duplication, the amount then available for drawing under all outstanding Lender Letters of Credit and all Supported Letters of Credit, in each case without regard to whether any conditions to drawing thereunder can then be met, plus (b) without duplication, the aggregate unpaid amount of all reimbursement obligations in respect of previous drawings made under all such Lender Letters of Credit and Supported Letters of Credit.

“LIBOR Rate” means, for each Loan, a per annum rate of interest equal to the greater of (a) 1.00% and (b) the rate determined by Agent (rounded upwards, if necessary, to the next 1/100th%) by dividing (i) the Base LIBOR Rate for the Interest Period, by (ii) the sum of one minus the daily average during such Interest Period of the aggregate maximum reserve requirement (expressed as a decimal) then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein).

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, in respect of such asset.  For the purposes of this Agreement and the other Financing Documents, any Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Liquidity” means, on any date of determination, the sum of (x) the aggregate Qualified Cash and (y) the Revolving Loan Availability, in each case as of the date of determination.

“Liquidity Condition” means that, on any date of determination, Borrowers have aggregate Qualified Cash of not less than the sum of (x) $~~25,000,000~~5,000,000 plus (y) the outstanding principal amount of the applicable series of 2018 Convertible Notes or 2022 Convertible Notes with respect to which the Early Maturity Date has occurred.

“Litigation” means any action, suit or proceeding before any court, mediator, arbitrator or Governmental Authority.

“Loan Account” has the meaning set forth in Section 2.6(b).

“Loan(s)” means, the Revolving Loans, or any combination of the foregoing, as the context may require.

“Lockbox” has the meaning set forth in Section 2.11.

“Lockbox Account” means an account or accounts maintained at the Lockbox Bank into which collections of Accounts are paid, which account or accounts shall be, if requested by Agent, opened in the name of Agent (or a nominee of Agent).

“Lockbox Bank” has the meaning set forth in Section 2.11.

“Madison Premises” means the location leased by TomoTherapy and located at 1209-1240 Deming Way, Madison, WI 53717.

“Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities or financial condition of the Credit Parties taken as a whole, (b) the ability of the Credit Parties taken as a whole to perform any of their payment or other material obligations under any Financing Document, (c) the legality, validity or enforceability against a Credit Party of this Agreement or any other Financing Document, (d) the rights and remedies of Agent or any Lender under any Financing Document, or (e) the validity, perfection or priority of a Lien in favor of Agent for the benefit of Lenders on Collateral having a fair market value in excess of $1,000,000.

“Material Contracts” has the meaning set forth in Section 3.17.

“Material Real Property” means any real property located in the United States that is owned by any Borrower with a fair market value (as reasonably determined by the Borrower Representative) in excess of $250,000 individually or $500,000 in the aggregate in fee together with all other real property that is owned by Borrowers and located in the United States.

“Material Subsidiary” means any Subsidiary that, at any time, accounts for more than 3% of the EBITDA of Accuray and its Subsidiaries for the most recently ended period for which financial statements have been (or are required to have been) delivered.

“Maximum Lawful Rate” has the meaning set forth in Section 2.7.

“MCF” means MidCap ~~Financial~~Funding IV Trust, a Delaware statutory trust, and its successors and assigns.

“Middleton Premises” means the location leased by Accuray and located at 2200 Eagle Drive, Middleton, WI 53562.

“Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any Borrower or any other member of the Controlled Group is making or accruing an obligation to make contributions or has within the preceding five plan years (as determined on the applicable date of determination) made, or been obligated to make, contributions.

“~~Notes~~Note” has the meaning set forth in Section 2.3.

“Notice of Borrowing” means a notice of a Responsible Officer of Borrower Representative, appropriately completed and substantially in the form of Exhibit D hereto.

“Notice of LC Credit Event” means a notice from a Responsible Officer of Borrower Representative to Agent with respect to any issuance, increase or extension of a Letter of Credit specifying:  (a) the date of issuance or increase of a Letter of Credit; (b) the identity of the LC Issuer with respect to such Letter of Credit; (c) the expiry date of such Letter of Credit; (d) the proposed terms of such Letter of Credit, including the face amount; and (e) the transactions that are to be supported or financed with such Letter of Credit or increase thereof.

“NRC” means the United States Nuclear Regulatory Commission, and any successor agency or entity thereof or any analogous agency or entity in any other jurisdiction.

“Obligations” means all obligations, liabilities and indebtedness (monetary (including, without limitation, the payment of interest and other amounts arising after the commencement of any case with respect to any Credit Party under the Bankruptcy Code or any similar statute which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case) or otherwise) of each Credit Party under this Agreement or any other Financing Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.  In addition to, but without duplication of, the foregoing, the Obligations shall include, without limitation, all obligations, liabilities and indebtedness arising from or in connection with (a) all Support Agreements, and (b) all Lender Letters of Credit.

“OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or any other list of terrorists or other restricted Persons maintained by OFAC.

“Operative Documents” means the Financing Documents, Subordinated Debt Documents, and any documents effecting any purchase or sale or other transaction that is closing contemporaneously with the closing of the financing under this Agreement.

“Ordinary Course of Business” means, in respect of any transaction involving any Credit Party, the ordinary course of business of such Credit Party, as conducted by such Credit Party.

“Orderly Liquidation Value” means the net amount (after all costs of sale), expressed in terms of money, which Agent, in its good faith discretion, estimates can be realized from a sale, as of a specific date, given a reasonable period to find a purchaser(s), with the seller being compelled to sell on an as-is/where-is basis.

“Organizational Documents” means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating, limited liability company or members agreement), including any and all shareholder agreements or voting agreements relating to the capital stock or other equity interests of such Person.

“Other Connection Taxes” means, with respect to Agent or any Lender, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Agent or such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under or enforced any Financing Documents).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Financing Document, except any such taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.8(e) or Section 11.7(c)).

“Participant” has the meaning set forth in Section 11.17(b)(i).

“Participant Register” has the meaning set forth in Section 11.17(b)(ii).

“Payment Account” means the account specified on the signature pages hereof into which all payments by or on behalf of each Borrower to Agent under the Financing Documents shall be made, or such other account as Agent shall from time to time specify by notice to Borrower Representative.

“PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

“Pension Plan” means any ERISA Plan that is subject to Section 412 of the Code or Title IV of ERISA.

“Permits” means all licenses, certificates, accreditations, product clearances or approvals, provider numbers or provider authorizations, supplier numbers, provider numbers, marketing authorizations, other authorizations, registrations, permits, consents and approvals of Accuray and each of its Subsidiaries required under any Law applicable to the business of Accuray or any of its Subsidiaries or necessary in the manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of goods or services under Law applicable to the business of Accuray or any of its Subsidiaries.  Without limiting the generality of the foregoing, “Permits” includes all governmental authorizations and Product Authorizations of Accuray and each of its Subsidiaries.

“Permitted Acquisition” means any acquisition by a Borrower (an “Acquisition”), in each case, to the extent that each of the following conditions shall have been satisfied:

(a)           Borrower Representative shall have delivered to Agent (i) for any Acquisition or series of related Acquisitions with an aggregate purchase price (including any deferred compensation) greater than or equal to $5,000,000, (A) at least five (5) Business Days (or such shorter period as approved by Agent in its sole discretion) prior to the closing of the proposed Acquisition: (x) a description of the proposed Acquisition and (y) to the extent available, a due diligence package (including, to the extent available, a quality of earnings report); and (B) not less than five (5) Business Days following the consummation of such Acquisition, executed counterparts of the material agreements, documents or instruments pursuant to which such Acquisition is to be consummated and any schedules to such agreements, documents or instruments or (ii) for any Acquisition or series of related Acquisitions with an aggregate purchase price (including any deferred compensation) less than $5,000,000, not less than five (5) Business Days following such Acquisition (or such shorter period as approved by Agent in its sole discretion), executed counterparts of the material agreements, documents or instruments pursuant to which such Acquisition is to be consummated and any schedules to such agreements, documents or instruments;

(b)           Borrowers (including any new Subsidiary to the extent required by Section 4.11) shall execute and deliver the agreements, instruments and other documents to the extent required by Section 4.11;

(c)           no Event of Default has occurred and is continuing, or would exist after giving effect to the proposed Acquisition;

(d)           all transactions in connection with such Acquisition shall be consummated, in all material respects, in accordance with applicable Laws;

(e)           the assets acquired in such Acquisition are for use in the same line of business as Borrowers are currently engaged or a line of business reasonably related thereto;

(f)            such Acquisition shall not be hostile and, if applicable, shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equity holders of any Person being acquired in such Acquisition;

(g)           no Debt or Liens are assumed or created (other than Permitted Liens and Permitted Debt) in connection with such Acquisition;

(h)           Agent shall have received a certificate of a Responsible Officer of Borrower Representative demonstrating, on a ~~Pro Forma Basis~~pro forma basis after giving effect to the consummation of such Acquisition, that Borrowers are in compliance with the financial covenant set forth in ~~Article 6~~Section 6.2;

(i)            (i) Except as otherwise agreed by Agent, the total consideration paid or payable (including without limitation, costs and expenses, deferred purchase price, seller notes and other liabilities incurred, assumed or to be reflected on a consolidated balance sheet of the Credit Parties and their Subsidiaries after giving effect to such Acquisition but excluding (i) any equity interests issued as consideration for such Acquisition~~) (~~ and (ii) other consideration paid exclusively from cash proceeds from the issuance of equity interests (other than Disqualified Equity Interests) of Accuray within the ninety (90) day period prior to the consummation of such Acquisition; such non-excluded consideration, “Acquisition Consideration”) ,  shall be in an amount not to exceed (A) (i) $25,000,000 in the aggregate for all such Acquisitions during any fiscal year and (B) $75,000,000 in the aggregate for all such Acquisitions during the term of this Agreement; and

(j)            Agent has received, prior to the consummation of such Acquisition, evidence demonstrating that immediately after giving effect to the consummation of such Acquisition, Liquidity is equal to or greater than $50,000,000.

Notwithstanding the foregoing, no Accounts or Inventory acquired by a Credit Party in a Permitted Acquisition shall be included as Eligible Accounts or Eligible Inventory until a field examination (and, if required by Agent, an Inventory appraisal) with respect thereto has been completed to the reasonable satisfaction of Agent, including the establishment of reserves required in Agent’s reasonable discretion; provided that field examinations and appraisals in connection with Permitted Acquisitions shall not count against the limited number of field examinations or appraisals for which expense reimbursement may be sought.

“Permitted Asset Dispositions” means the following Asset Dispositions:  (a) dispositions of Inventory in the Ordinary Course of Business and not pursuant to any bulk sale; (b) disposition of cash and Cash Equivalents in the Ordinary Course of Business; (c) dispositions of assets in the Ordinary Course of Business that the applicable Borrower determines in good faith is no longer used or useful in the business of such Borrower; (d) to the extent constituting an Asset Disposition, Permitted Investments, Permitted Liens and any mergers, consolidations, dispositions, dissolutions and liquidations expressly permitted pursuant to Section 5.6; (e) disposals of obsolete, worn out or surplus tangible personal property; (f) the lapse, abandonment or disposition of Intellectual Property that, in Borrower’s reasonable business discretion, (i) is not material to Borrowers’ business and (ii) the cost of maintaining such Intellectual Property would outweigh the benefit to Borrowers of so maintaining it; (g) sales, transfers and disposition of Accounts in connection with the compromise, settlement or collection thereof in the Ordinary Course of Business, to the extent not in violation of the terms of this Agreement; (h) dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between any joint venture parties set forth in joint venture arrangements and similar binding arrangements; (i) leasing or subleasing of assets in the Ordinary Course of Business, to the extent such assets are not part of the Borrowing Base; (j) (i) voluntary cancellations, terminations or surrender by any Borrower of any immaterial lease or license, (ii) the expiration of any option agreement in respect of real or personal property and (iii) the settlement of any litigation claims (to the extent such claims constitutes an asset), in each case, in the Ordinary Course of Business; (k) Asset Dispositions by any Borrower to any other Borrower; (l) sales, transfers and other dispositions of assets that are not permitted by any other subpart of this definition of “Permitted Asset Dispositions”, to the extent such assets are not part of the Borrowing Base; provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (l) shall not exceed $5,000,000 during any fiscal year; ~~and (m)~~ (m) sales of equity interests of Restoration Robotics, Inc. owned by Accuray as of the First Amendment Effective Date; and (n)dispositions approved by Agent.

“Permitted Contest” means, with respect to any tax obligation or other obligation allegedly or potentially owing from any Borrower or its Subsidiary to any governmental tax authority or other third party, a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made on the books and records and financial statements of the applicable Credit Party(ies); provided, however, that (a) compliance with the obligation that is the subject of such contest is effectively stayed during such challenge; (b) Borrowers’ and its Subsidiaries’ title to, and its right to use, the Collateral is not adversely affected thereby and Agent’s Lien and priority on the Collateral are not adversely affected, altered or impaired thereby; (c) any material portion of the Collateral (including, for the avoidance of doubt, any Collateral included in the Borrowing Base) shall not be in any danger of being sold, forfeited or lost by reason of such contest by Borrowers or its Subsidiaries; (d) if such contest relates to a material obligation, Borrowers have given Agent notice of the commencement of such contest and upon request by Agent, from time to time, notice of the status of such contest by Borrowers and/or confirmation of the continuing satisfaction of this definition; and (e) upon a final determination of such contest, Borrowers and its Subsidiaries shall promptly comply with the requirements thereof.

“Permitted Contingent Obligations” means:  (a) Contingent Obligations arising in respect of the Debt under the Financing Documents; (b) Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business; (c) Contingent Obligations outstanding on the ~~date of this Agreement~~First Amendment Effective Date and set forth on Schedule 5.1 (but not including any refinancings, extensions, increases or amendments to the Debt underlying such Contingent Obligations other than Permitted Refinancing Debt); (d) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations; (e) Contingent Obligations arising under indemnity agreements with title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies; (f) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Section 5.6; (g)  so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Contingent Obligations existing under any swap contract; provided, however, that such obligations are (or were) entered into by a Borrower in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation; (h) Contingent Obligations incurred with respect to Permitted Debt provided that (x) any such Contingent Obligation is subordinated to the Obligations to the same extent as the Debt to which it relates is subordinated to the Obligations and (y) no Borrower may incur Contingent Obligations under this clause (i) in respect of Debt incurred by any Person that is not a Borrower or Guarantor, other than to extent consisting of a Permitted Investment; (i) Contingent Obligations in respect of any customary indemnification obligations, purchase price adjustments, non-compete obligations (other than contingent earn-out obligations) of any Credit Party incurred in connection with the consummation of any Permitted Acquisition or other Permitted Investment; (j) Contingent Obligations in respect of obligations to suppliers, customers, franchisees and licensees incurred in the Ordinary Course of Business; and (k) other Contingent Obligations not permitted by clauses (a) through (j) above, not to exceed $5,000,000 in the aggregate at any time outstanding.

“Permitted Debt” means:  (a) Borrowers’ Debt to Agent and each Lender under this Agreement and the other Financing Documents; (b) Debt incurred as a result of endorsing negotiable instruments received in the Ordinary Course of Business; (c) purchase money Debt not to exceed $10,000,000 at any time (whether in the form of a loan or a capitalized lease) used solely to acquire equipment used in the Ordinary Course of Business and secured only by such equipment; (d) Debt existing on the ~~date of this Agreement~~First Amendment Effective  Date and described on Schedule 5.1 (but not including any refinancings, extensions, increases or amendments to such Debt other than Permitted Refinancing Debt); (e) Debt in the form of insurance premiums financed through the applicable insurance company; (f) Debt owed to any Person providing worker’s compensation, health, disability or other employee benefits (other than ERISA) pursuant to reimbursement or indemnification obligations to such Person, in each case in the Ordinary Course of Business; (g) Subordinated Debt; (h) (i) Debt in respect of the 2018 Convertible Notes and/or 2022 Convertible Notes and (ii) solely with respect to the 2022 Convertible Notes, any Permitted Refinancing Debt ~~in respect thereof~~ and additional convertible notes issued on the same terms as such Permitted Refinancing Debt~~, in an aggregate principal amount of Debt permitted by this clause (h) not to exceed $130,000,000 at any time; provided that, notwithstanding the foregoing, until the stated maturity date of the 2018 Convertible Notes in place on the Closing Date,~~; provided that the aggregate principal amount of Debt permitted by this ~~clause~~subclause (~~h~~ii) shall not exceed $~~150,000,000~~100,000,000 at any time (all Debt incurred pursuant to this clause (h), “Convertible Notes Debt”); (i) Debt of Borrowers related to commercial credit cards; so long as such Debt is incurred in the Ordinary Course of Business; (j) Debt in respect of treasury services agreements, netting services, overdraft protections, automated clearing-house arrangements, employee credit card programs and similar arrangements, in each case so long as such Debt is incurred in the Ordinary Course of Business and is unsecured; (k) to the extent constituting Debt, any Permitted Contingent Obligations; (l) unsecured earn-out obligations and other similar contingent purchase price obligations incurred in connection with a Permitted Acquisition to the extent earned and payable and permitted pursuant to the definition of “Permitted Acquisition” and the other terms of this Agreement; (m) to the extent constituting Debt, take-or-pay obligations contained in supply arrangements incurred in the Ordinary Course of Business; (n) Debt that represents extensions, renewals, refinancings or replacements of any Debt described in clauses (c), (d), (h) (o) and (s) of this definition so long as such Debt constitutes Permitted Refinancing Debt; (o) Debt of any Person that becomes a Borrower after the date hereof in connection with a Permitted Acquisition; provided that (i) such Debt exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Debt permitted by this clause (o), together with any Permitted Refinancing Debt in respect thereof, shall not exceed $2,000,000 at any time outstanding; (p) to the extent constituting Debt, the transactions permitted pursuant to Section 5.8; (q) to the extent constituting Debt, deferred purchase price, seller notes and other liabilities incurred or assumed in connection with any Permitted Acquisition to the extent the same constitutes Acquisition Consideration and is permitted to be incurred pursuant to clause (i) of the definition of “Permitted Acquisition”; ~~and (r~~(r) Debt of the Credit Parties incurred under the Affiliated Financing Documents; and (s) other unsecured Debt not to exceed $5,000,000 outstanding at any one time.

“Permitted Distributions” means the following Distributions:  (a) Distributions by any Borrower to another Borrower; (b) dividends payable solely in equity interests that are not Disqualified Equity Interests (including stock splits); (c)  without duplication of any Distribution described in clause (d) below, repurchases or redemptions of stock or options of former employees, directors or consultants upon the death, termination, disability, resignation or other voluntary or involuntary cessation of such person’s employment, or otherwise in accordance with any stock option or stock appreciation rights plan or any stock ownership or subscription plan or equity incentive or other similar plan or termination agreement, provided, that such repurchase does not exceed $1,000,000 in the aggregate per fiscal year; (d) so long as no Event of Default has occurred and is continuing prior to making such Distribution or would arise after giving effect thereto, Distributions by Accuray in accordance with stock option plans or other benefit plans for management or employees of Accuray or its Subsidiaries in an aggregate amount not to exceed $1,000,000 in the aggregate per fiscal year; (e)  the cashless repurchase of equity interests deemed to occur upon the exercise of any option or warrant of Accuray; (f)  cash payments in lieu of issuing fractional or “odd lot” equity interests in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for equity interests in Accuray (including any Convertible Notes Debt) in an aggregate amount not to exceed $1,000,000 during the term of this Agreement; (g) to the extent constituting Distributions, any payments made in respect of the Convertible Notes Debt made (i) solely with respect to the 2022 Convertible Notes, with the proceeds of any Permitted Refinancing Debt in respect thereof or any offering of equity interests that are not Disqualified Equity Interests and (ii) solely with respect to the 2018 Convertible Notes, with proceeds of Loans or Qualified Cash as described more fully in Section 5.5; (h) Distributions of the type set forth in clause (b) of the definition thereof by Accuray of its common stock made contemporaneously with, or within ten (10) Business Days before, the pricing and closing of any Convertible Notes Debt after the Closing Date; provided that (i) no Default or Event of Default has occurred and is continuing prior to making any such Distribution or would arise after giving effect thereto, and (ii) the aggregate amount of all such Distributions in reliance on this clause (h) does not exceed $15,000,000 during the term of this Agreement~~, and (iii) the Borrowers have paid to Agent the fee set forth in the Fee Letter~~; and (i) other Distributions~~;~~ provided that (i) no Default or Event of Default has occurred and is continuing prior to making such Distribution or would arise after giving effect thereto, (ii) the aggregate amount of all such Distributions in reliance on this clause (i) in any fiscal year does not exceed $2,000,000, and (iii) after giving effect to such Distribution, (A) the Credit Parties have Liquidity in an amount not less than $50,000,000, and (B) on a pro forma basis after giving effect to the making of such Distribution, as at the end of the most recently ended fiscal quarter for which financial statements have been provided (or were required to have been provided) to Lenders, the Total Leverage Ratio for the Credit Parties for a trailing twelve-month period ending on the last day of such fiscal quarter is equal to or less than 4.00 to 1.00, which covenant shall be calculated as if such Distribution was made on the first day of such period.

“Permitted Intercompany Investments” means Investments (including guarantees of Debt) made by (a) a Borrower to or in another Borrower and (b) a Borrower to or in a Subsidiary that is not a Borrower so long as, in the case of this clause (b), (i) the aggregate amount of all such Investments by Borrowers in reliance on this clause (b) does not exceed $7,500,000 at any time outstanding and (ii) Borrowers have Liquidity of not less than $50,000,000 after giving effect to any such Investment.

“Permitted Investments” means:  (a) Investments (i) shown on Schedule 5.7 and existing on the ~~Closing~~First Amendment Effective Date, (ii) consisting of capital contributions made to Subsidiaries prior to the Closing Date and (iii) any modification, replacement, renewal or extension of any Investments made by a Borrower in an Excluded Subsidiary so long as any such modification, replacement, renewal or extension thereof does not increase the amount of such Investment except as otherwise permitted by Section 5.7; (b) cash and Cash Equivalents; (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business; (d) advances made in connection with purchases of goods or services in the ordinary course of business; (e) Investments constituting installment sales of equipment in the ordinary course of business; (f) Investments received in settlement of bona fide disputes with respect to amounts due to any Credit Party or any of its Subsidiaries from trade creditors or customers effected in the ordinary course of business and consistent with past practice, or owing to any Credit Party or any of its Subsidiaries as a result of a proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Credit Party or its Subsidiaries; (g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrowers pursuant to employee stock purchase plans or agreements approved by Borrowers’ Board of Directors (or other governing body), but the aggregate principal amount of all such loans outstanding may not exceed $1,000,000 at any time; (h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business, provided, however, that this subpart (h) shall not apply to Investments of Borrowers in any Subsidiary; (i) Investments consisting of deposit accounts in which Agent has received a Deposit Account Control Agreement; (j) Permitted Intercompany Investments; (k) ~~from and after the date on which the 2018 Convertible Notes have been refinanced or replaced with Permitted Refinancing Debt,~~ Permitted Acquisitions; (l) Investments in Excluded Subsidiaries in an aggregate amount not to exceed $1,000,000 during the term of this Agreement; (m) Investments the consideration for which is (x) equity interests (other than Disqualified Equity Interests~~) of Accuray~~) of Accuray or (y) solely with respect to Investments that are Permitted Acquisitions, cash proceeds of the issuance of equity interests (other than Disqualified Equity Interests) of Accuray (as described more fully in clause (i) of the definition of “Permitted Acquisition”; (n) Capital Expenditures; (o) Investments of any Person existing at the time such

Person becomes a Subsidiary of Accuray and a Borrower (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary; (p) cashless Investments relating to reorganizations of, and mergers and consolidations among, Foreign Subsidiaries so long as any resulting Foreign Subsidiary is wholly owned by a Borrower; and (q) any other Investments in an aggregate amount not to exceed $5,000,000 at any time outstanding; provided that immediately before and after giving effect to the making of such Investment, (i) no Default or Event of Default shall have occurred and be continuing, (ii) on a pro forma basis after the consummation of such Investment, as at the end of the most recently ended fiscal quarter for which financial statements have been provided (or were required to have been provided) to Lenders, the Total Leverage Ratio for the Credit Parties for a trailing twelve-month period ending on the last day of such fiscal quarter is equal to or less than 4.00 to 1.00, which covenant shall be calculated as if such Investment was made on the first day of such period, (iii) the Credit Parties shall have Liquidity in an amount not less than $50,000,000 after giving effect to such Investment, and (iv) the chief financial officer of the Borrower Representative shall have delivered a certificate to Agent certifying as to the matters contained in clauses (i) through (iii) above, accompanied by reasonable evidence thereof.

“Permitted Liens” means:  (a) deposits or pledges of cash to secure obligations under workmen’s compensation, social security or similar laws, or under unemployment insurance (but excluding Liens arising under ERISA or, with respect to any Pension Plan or Multiemployer Plan, the Code) pertaining to a Borrower’s employees, if any; (b) deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money or the deferred purchase price of property or services), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business; (c) carrier’s, warehousemen’s, mechanic’s, workmen’s, materialmen’s or other like Liens on Collateral, other than any Collateral that is part of the Borrowing Base unless such Liens have been subordinated to the prior Lien in favor of Agent arising under the Financing Documents pursuant to a Subordination Agreement, arising in the Ordinary Course of Business with respect to obligations which are not overdue for a period of more than sixty (60) days, or which are being contested pursuant to a Permitted Contest; (d) Liens on Collateral, other than Accounts, for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or the subject of a Permitted Contest; (e) attachments, appeal bonds, judgments and other similar Liens on Collateral other than Accounts, so long as such Liens do not constitute an Event of Default hereunder; provided, however, that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Permitted Contest; (f) with respect to real estate, easements, rights of way, restrictions, minor defects or irregularities of title and other similar restrictions, including environmental and land use restrictions, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Security Documents, materially affect the value or marketability of the Collateral, materially impair the use or operation of the Collateral for the use currently being made thereof or materially impair Borrowers’ ability to pay the Obligations in a timely manner or materially impair the use of the Collateral or the ordinary conduct of the business of any Borrower or any Subsidiary and which, in the case of any real estate which is part of the Collateral, are set forth as exceptions to or subordinate matters in the title insurance policy accepted by Agent insuring the lien of the Security Documents; (g) non-exclusive licenses of Intellectual Property rights granted in the Ordinary Course of Business;  (h) rights of set-off or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business; (i) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Debt; (j) Liens and deposits in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (k) Liens and encumbrances in favor of Agent under the Financing Documents; (l) Liens on Collateral, other than Collateral which is part of the Borrowing Base, existing on the ~~date hereof~~ First Amendment Effective Date and set forth on Schedule 5.2; (m) Liens (i) arising from operating leases with respect to assets not owned by any Borrower and the precautionary UCC filings in respect thereof and (ii) on equipment or other materials which are not owned by any Borrower and located on the premises of any Borrower (but not in connection with, or as part of, the financing thereof) from time to time in the Ordinary Course of Business and consistent with customary practices of Borrowers and the precautionary UCC filings in respect thereof; (n) any Lien on any equipment securing Debt permitted under subpart (c) of the definition of Permitted Debt, provided, however, that such Lien attaches concurrently with or within sixty (60) days after the acquisition thereof; (o) Liens of landlords and mortgagees of landlords arising by statute; (p) the interest of lessors or sublessor under operating leases and licensors or sub-licensors under license agreements to the extent such license, lease, sublease or sublicense is otherwise permitted under this Agreement; ~~and~~ (q) other Liens or encumbrances which do not secure Debt for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $~~2,000,000.~~2,000,000; and (r) Liens and encumbrances in favor of the holders of (or an agent representing the holders of) the Affiliated Obligations.

“Permitted Modifications” means (a) such amendments or other modifications to a Borrower’s Organizational Documents as are required under this Agreement or by applicable Law and fully disclosed to Agent within thirty (30) days after such amendments or modifications have become effective, and (b) such amendments or modifications to a Borrower’s Organizational Documents (other than those involving a change in the name of a Borrower or involving a reorganization of a Borrower under the laws of a different jurisdiction) that would not adversely affect the rights and interests of Agent or Lenders and are fully disclosed to Agent within thirty (30) days after such amendments or modifications have become effective.

“Permitted Refinancing Debt” means the extension of maturity, refinancing, renewal, replacement, exchange or modification of the terms of Debt so long as:

(a) after giving effect to such extension, refinancing, replacement, exchange or modification, the principal amount of such Debt is not greater than the amount of Debt outstanding immediately prior to such extension, refinancing, renewal, replacement, exchange or modification (other than by the amount of premiums or penalties paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto); provided, however, that in order to permit an exchange of the Convertible Notes Debt into newly issued convertible notes, the principal amount of the newly issued convertible notes may be greater than the principal amount of the Convertible Notes Debt that are exchanged, to the extent required by arms-length, commercial negotiations in connection with such exchange;

(b) such extension, refinancing, renewal, replacement, exchange or modification does not result in a shortening of the average weighted maturity (measured as of the extension, refinancing or modification) of the Debt so extended, refinanced, renewed, replaced or modified (and in the case of any permitted refinancing of the Convertible Notes Debt, the scheduled maturity date of the Debt (after giving effect to such extension, refinancing, renewal, replacement or modification) shall be at least 91 days following the Commitment Expiry Date (determined in accordance with clause (a) of the definition thereof));

(c) such extension, refinancing, renewal, replacement, exchange or modification is pursuant to terms that are, taken as a whole, (A) on prevailing market terms at the time of borrowing for the time of financing and the quality of the applicable borrower; provided that, in no event shall additional security or collateral (or any security or collateral if the Debt subject to a permitted refinancing is unsecured) be granted on the basis that it was required by prevailing market terms or (B) other than interest rate (so long as the interest rate thereto shall not increase by more than 2.50% per annum) and conversion premium terms with respect to the refinancing, replacement or exchange of Convertible Notes Debt, not less favorable to the Credit Parties and Lenders than the terms of the Debt (including, without limitation, terms relating to the collateral (if any) and subordination (if any)) being extended, refinanced, renewed, replaced, exchanged or modified (and in the case of any ~~Permitted Refinancing~~permitted refinancing of the Convertible Notes Debt, no security or collateral shall be granted and no principal amortization shall be provided for (it being understood that conversion terms consistent with those applicable to the ~~2018~~2022 Convertible Notes shall not constitute principal amortization); and

(d) the Debt that is extended, refinanced, renewed, replaced or modified is not recourse to any Credit Party or any of its Subsidiaries that is liable on account of the obligations, in each case other than those Persons which were obligated with respect to the Debt that was extended, refinanced, renewed, replaced or modified.

For purposes of clarity, Permitted Refinancing Debt shall not apply to the 2018 Convertible Notes.

“Person” means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“Product” means any current or future service or product researched, designed, developed, manufactured, licensed, marketed, sold, performed, distributed or otherwise commercialized by Accuray or any of its Subsidiaries, and any such product in development or which may be developed; provided, that for purposes of Article III, “Product” shall not include products designed, developed and manufactured by third parties that are not Affiliates of Accuray or any of its Subsidiaries.

“Product Authorizations” means any and all approvals (including pricing and reimbursement approvals), licenses, notifications, registrations or authorizations of any Governmental Authority necessary for the manufacture, development, distribution, use, storage, import, export, transport, promotion, marketing, sale or other commercialization of a Product in any country or jurisdiction, including without limitation registration and listing, IDEs, Device Approval Applications (including any supplements and amendments thereto) or similar applications, post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto), labeling approvals, and technical, medical, and scientific licenses.

“Pro Rata Share” means (a) with respect to a Lender’s obligation to make Revolving Loans, such Lender’s right to receive the unused line fee described in Section 2.2(b), such Lender’s obligation to purchase interests and participations in Letters of Credit and related Support Agreement liabilities and obligations, and such Lender’s obligation to share in Letter of Credit Liabilities and to receive the related Letter of Credit fee described in Section 2.5(b), the Revolving Loan Commitment Percentage of such Lender, (b) with respect to a Lender’s right to receive payments of principal and interest with respect to Revolving Loans, such Lender’s Revolving Loan Exposure with respect thereto, and (c) for all other purposes (including, without limitation, the indemnification obligations arising under Section 11.6) with respect to any Lender, the percentage obtained by dividing (i) the Revolving Loan Commitment Amount of such Lender (or, in the event the Revolving Loan Commitment shall have been terminated, such Lender’s then existing Revolving Loan Outstandings), by (ii) the Revolving Loan Commitment (or, in the event the Revolving Loan Commitment shall have been terminated, the then existing Revolving Loan Outstandings) of all Lenders.

“Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash and Cash Equivalents on-hand of the Credit Parties maintained in Deposit Accounts or Securities Accounts in the name of a Credit Party in the United States as of such date, which, in each case, are not Lockbox Accounts and are subject to Deposit Account Control Agreements or a Securities Account Control Agreement.

“Raw Materials Inventory” means all Inventory of the Borrower consisting of raw materials.

“Recovery Amount” has the meaning set forth in Section 2.10(e).

“Reimbursement Obligations” means, at any date, the obligations of each Borrower then outstanding to reimburse (a) Agent for payments made by Agent under a Support Agreement, and/or (b) any LC Issuer, for payments made by such LC Issuer under a Lender Letter of Credit.

“Rent and Charges Reserve” means the aggregate of (a) a reserve equal to all past due rent and other amounts owing by a Borrower to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Collateral included in the Borrowing Base or could assert a Lien on any Collateral included in the Borrowing Base; and (b) a reserve equal to three months’ rent and other charges that could be payable to any such Person, unless it has executed a landlord agreement, warehousemen’s agreement, bailee agreement or similar agreement, as applicable.

“Required Lenders” means at any time Lenders holding (a) more than fifty percent (50%) of the Revolving Loan Commitment, or (b) if the Revolving Loan Commitment has been terminated, more than fifty percent (50%) of the sum of (x) the then aggregate outstanding principal balance of the Loans plus (y) the then aggregate amount of Letter of Credit Liabilities.

“Replacement Lender” has the meaning set forth in Section 11.17(c).

“Responsible Officer” means any of the Chief Executive Officer, Chief Financial Officer, General Counsel or any other officer of the applicable Borrower acceptable to Agent.

“Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, premium, return of capital, repayment of principal, income, profits (from an ~~Asset Sale~~asset sale or otherwise) and other amounts received or realized in respect of such Investment, in each case on an after-tax basis.

“Revolving Lender” means each Lender having a Revolving Loan Commitment Amount in excess of $0 (or, in the event the Revolving Loan Commitment shall have been terminated at any time, each Lender at such time having Revolving Loan Outstandings in excess of $0).

“Revolving Loan Availability” means, at any time, the Revolving Loan Limit minus the Revolving Loan Outstandings.

“Revolving Loan Commitment” means, as of any date of determination, the aggregate Revolving Loan Commitment Amounts of all Lenders as of such date.

“Revolving Loan Commitment Amount” means, as to any Lender, the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “Revolving Loan Commitment Amount” (if such Lender’s name is not so set forth thereon, then the dollar amount on the Commitment Annex for the Revolving Loan Commitment Amount for such Lender shall be deemed to be $0), as such amount may be adjusted from time to time by ~~(a)~~ any amounts assigned (with respect to such Lender’s portion of Revolving Loans outstanding and its commitment to make Revolving Loans) pursuant to the terms of any and all effective assignment agreements to which such Lender is a party~~, and (b) any Additional Tranche(s) activated by Borrowers~~.  For the avoidance of doubt, the aggregate Revolving Loan Commitment Amount of all Lenders on the Closing Date shall be $52,000,000 and ~~if the Additional Tranche is fully activated pursuant to the terms of the Agreement such amount shall increase to $85,000,000.~~on and after the First Amendment Effective Date, shall be $32,000,000.

“Revolving Loan Commitment Percentage” means, as to any Lender, (a) on the ~~Closing~~First Amendment Effective Date, the percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Revolving Loan Commitment Percentage” (if such Lender’s name is not so set forth thereon, then, on the ~~Closing~~First Amendment Effective Date, such percentage for such Lender shall be deemed to be zero (0), and (b) on any date following the ~~Closing~~First Amendment Effective Date, the percentage equal to the Revolving Loan Commitment Amount of such Lender on such date divided by the Revolving Loan Commitment on such date.

“Revolving Loan Exposure” means, with respect to any Lender on any date of determination, the percentage equal to the amount of such Lender’s Revolving Loan Outstandings on such date divided by the aggregate Revolving Loan Outstandings of all Lenders on such date.

“Revolving Loan Limit” means, at any time, the lesser of (a) the Revolving Loan Commitment and (b) the Borrowing Base.

“Revolving Loan Outstandings” means, at any time of calculation, (a) the sum of the then existing aggregate outstanding principal amount of Revolving Loans plus the then existing Letter of Credit Liabilities, and (b) when used with reference to any single Lender, the sum of the then existing outstanding principal amount of Revolving Loans advanced by such Lender plus the then existing Letter of Credit Liabilities for the account of such Lender.

“Revolving Loans” has the meaning set forth in Section 2.1(b).

“SEC” means the United States Securities and Exchange Commission.

“Securities Account” means a “securities account” (as defined in Article 9 of the UCC), an investment account, or other account in which investment property or securities are held or invested for credit to or for the benefit of any Borrower.

“Securities Account Control Agreement” means an agreement, in form and substance satisfactory to Agent, among Agent, any applicable Borrower and each securities intermediary in which such Borrower maintains a Securities Account pursuant to which Agent shall obtain “control” (as defined in Article 9 of the UCC) over such Securities Account.

“Securitization” has the meaning set forth in Section 12.6(b).

“Security Document” means this Agreement and any other agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which one or more Credit Parties or any other Person either (a) Guarantees payment or performance of all or any portion of the Obligations, and/or (b) provides, as security for all or any portion of the Obligations, a Lien on any of its assets in favor of Agent for its own benefit and the benefit of Lenders, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“Settlement Service” has the meaning set forth in Section 11.17(a)(v).

“Solvent” means, with respect to any Person, that such Person (a) owns assets the fair saleable value of which are (i) greater than the total amount of its liabilities (including Contingent Obligations), and (ii) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to it; (b) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to any contemplated transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

“Stated Commitment Expiry Date” has the meaning set forth in the definition of “Commitment Expiry Date”.

“Stated Rate” has the meaning set forth in Section 2.7.

“Subordinated Debt” means any Debt of Borrowers incurred pursuant to the terms of the Subordinated Debt Documents, and with prompt notice to Agent, all of which documents must be in form and substance acceptable to Agent in its sole discretion.  As of the Closing Date, there is no Subordinated Debt.  The parties hereto agree, for the avoidance of doubt, that the Convertible Notes Debt does not constitute Subordinated Debt.

“Subordinated Debt Documents” means any documents evidencing and/or securing Debt governed by a Subordination Agreement, all of which documents must be in form and substance acceptable to Agent in its sole discretion.  As of the Closing Date, there are no Subordinated Debt Documents.

“Subordination Agreement” means any agreement between Agent and another creditor of Borrowers, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, pursuant to which the Debt owing from any Borrower(s) and/or the Liens securing such Debt granted by any Borrower(s) to such creditor are subordinated in any way to the Obligations and the Liens created under the Security Documents, the terms and provisions of such Subordination Agreements to have been agreed to by and be acceptable to Agent in the exercise of its sole discretion.

“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than fifty percent (50%) of such capital stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.  Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower.

“Sunnyvale Premises” means the location leased by Accuray and located at 1306-1310 Orleans Drive, Sunnyvale, CA 94089.

“Support Agreement” has the meaning set forth in Section 2.5(a).

“Supported Letter of Credit” means a Letter of Credit issued by an LC Issuer in reliance on one or more Support Agreements.

“Taxes” has the meaning set forth in Section 2.8(a).

“Term Loans” has the meaning set forth in the Affiliated Credit Agreement.

“Termination Date” means the earlier to occur of (a) the Commitment Expiry Date, (b) any date on which Agent accelerates the maturity of the Loans pursuant to Section 10.2, or (c) the termination date stated in any notice of termination of this Agreement provided by Borrowers in accordance with Section 2.12.

“Total Debt” means, at any time, all Debt described in clauses (a), (b), (c), (d), and (e) (but in the case of clause (e), only to the extent such letter of credit has been drawn and not reimbursed within 3 Business Days) in the definition thereof of such Person and its Subsidiaries at such time.

“Total Leverage Ratio” means, the ratio of (a) the Total Debt as of the end of such period (including, for the avoidance of doubt, the Convertible Notes Debt), to (b) EBITDA for such period.

“UCC” means the Uniform Commercial Code of the State of New York or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

“Unfinanced Capital Expenditures” means, for any period, the Capital Expenditures for such period; provided Unfinanced Capital Expenditures shall not include any Capital Expenditure (i) for replacements, restorations or substitutions for assets to the extent made with the net cash proceeds of a Permitted Asset Disposition, (ii) for any asset acquired in exchange for an existing asset (but only to the extent of the value of such existing asset), (iii) that constitutes a Permitted Acquisition, (iv) made during such period to the extent made with the identifiable proceeds of an issuance of equity by Borrower Representative, (v) that, pursuant to a written agreement, are reimbursed (or reimbursable and reasonably expected to be received in cash within 120 days of the last day of such period) by a third Person (excluding Borrower Representative or any of its Subsidiaries) or (vi) that is paid with the proceeds of Permitted Debt.

“United States” means the United States of America.

~~“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.~~

“Wholly-Owned Subsidiary” means, as to any Person, another Person, all of the equity interests of which (except directors’ qualifying shares) are, at the time, directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

“Work-In-Process” means Inventory that is not a product that is finished and approved by a Borrower in accordance with applicable Laws and such Borrower’s normal business practices for release and delivery to customers.

B.                            Accounting Terms and Determinations.  Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder (including, without limitation, determinations made pursuant to the exhibits hereto) shall be made, and all financial statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of each Borrower and its Consolidated Subsidiaries delivered to Agent and each of Lenders on or prior to the Closing Date.  If at any time any change in GAAP would affect the computation of any financial ratio or financial requirement set forth in any Financing Document, and either Borrowers or the Required Lenders shall so request, Agent, Lenders and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Borrower Representative and the Required Lenders); provided, however, that until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrowers shall provide to Agent and Lenders financial statements and other documents required under this Agreement which shall include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Debt or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value”, as defined therein and (ii) to the extent that any change in GAAP after the Closing Date results in leases which are, or would have been, classified as operating leases under GAAP as it exists on the Closing Date being classified as a Capital Lease under as revised GAAP (whether such lease is entered into before or after the date hereof), such change in classification of leases from operating leases to Capital Leases shall be ignored for purposes of this Agreement, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

C.                            Other Definitional and Interpretive Provisions.  References in this Agreement to “Articles”, “Sections”, “Annexes”, “Exhibits”, or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement unless otherwise specifically provided.  Any term defined herein may be used in the singular or plural.  “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”.  Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person.  References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively.  Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds.  References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations.  All amounts used for purposes of financial calculations required to be made herein shall be without duplication.  References to any statute or act, without additional reference, shall be deemed to refer to federal statutes and acts of the United States.  References to any agreement, instrument or document shall include all schedules, exhibits, annexes and other attachments thereto.  As used in this Agreement, the meaning of the term “material” or the phrase “in all material respects” is intended to refer to an act, omission, violation or condition which reflects or could reasonably be expected to result in a Material Adverse Effect.  References to capitalized terms that are not defined herein, but are defined in the UCC, shall have the meanings given them in the UCC.  All references herein to times of day shall be references to daylight or standard time, as applicable.

D.                            Time is of the Essence.  Time is of the essence in Borrower’s and each other Credit Party’s performance under this Agreement and all other Financing Documents

II.  LOANS AND LETTERS OF CREDIT

A.                            Loans.

1.            Reserved.

2.             Revolving Loans.

(a)           Revolving Loans and Borrowings.  On the terms and subject to the conditions set forth herein, each Lender severally agrees to make loans to Borrowers from time to time as set forth herein (each a “Revolving Loan”, and collectively, “Revolving Loans”) equal to such Lender’s Revolving Loan Commitment Percentage of Revolving Loans requested by Borrowers hereunder; provided, however, that after giving effect thereto, the Revolving Loan Outstandings shall not exceed the Revolving Loan Limit.  Borrowers shall deliver to Agent a Notice of Borrowing with respect to each proposed borrowing of a Revolving Loan, such Notice of Borrowing to be delivered before 1:00 p.m. (Eastern time) two (2) Business Days prior to the date of such proposed borrowing; provided that for the borrowing of Revolving Loans on the Closing Date, Borrower may deliver the Notice of Borrowing prior to the borrowing on the Closing Date.  Each Borrower and each Revolving Lender hereby authorizes Agent to make Revolving Loans on behalf of Revolving Lenders, at any time in its sole discretion, (A) as provided in Section 2.5(c), with respect to obligations arising under Support Agreements and/or Lender Letters of Credit, and (B) to pay principal owing in respect of the Loans and interest, fees, expenses and other charges payable by any Credit Party from time to time arising under this Agreement or any other Financing Document.  The Borrowing Base shall be determined by Agent based on the most recent Borrowing Base Certificate delivered to Agent in accordance with this Agreement and such other information as may be available to Agent.  Without limiting any other rights and remedies of Agent hereunder or under the other Financing Documents, the Revolving Loans shall be subject to Agent’s continuing right to withhold from the Borrowing Base reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Agent’s good faith credit judgment and discretion, such reserves are necessary.

(b)           Mandatory Revolving Loan Repayments and Prepayments.

(i)            The Revolving Loan Commitment shall terminate on the Termination Date.  On such Termination Date, there shall become due, and Borrowers shall pay, the entire outstanding principal amount of each Revolving Loan, together with accrued and unpaid Obligations pertaining thereto incurred to, but excluding the Termination Date; provided, however, that such payment is made not later than 12:00 Noon (Eastern time) on the Termination Date.

(ii)           If at any time the Revolving Loan Outstandings exceed the Revolving Loan Limit, then, on the next succeeding Business Day, Borrowers shall repay the Revolving Loans or cash collateralize Letter of Credit Liabilities in the manner specified in Section 2.5(e) or cause the cancellation of outstanding Letters of Credit, or any combination of the foregoing, in an aggregate amount equal to such excess; provided, that if such excess is the sole and direct result of the establishment of a reserve against the Borrowing Base by Agent, then such excess shall be payable by Borrower within five (5) Business Days from the date in which such excess first arose.

(iii)          Principal payable on account of Revolving Loans shall be payable by Borrowers to Agent (I) immediately upon the receipt by any Borrower or Agent of any payments on or proceeds from any of the Accounts, to the extent of such payments or proceeds, as further described in Section 2.11 below, and (II) in full on the Termination Date.

(c)           Optional Prepayments.  Borrowers may from time to time prepay the Revolving Loans in whole or in part without any corresponding reduction in the Revolving Loan Commitment; provided, however, that any such partial prepayment shall be in an amount equal to $100,000 or a higher integral multiple of $25,000.

(d)           LIBOR Rate.

(i)            Except as provided in subsection (C) below, Revolving Loans shall accrue interest at the LIBOR Rate plus the Applicable Margin.

(ii)           The LIBOR Rate may be adjusted by Agent by notice to Borrower Representative with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable Law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), which additional or increased costs would increase the cost of funding loans bearing interest based upon the LIBOR Rate; provided, however, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in applicable Law”, regardless of the date enacted, adopted or issued.  In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, along with a certificate from such Lender setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment.  Upon receipt of such notice, Borrowers may, by notice to such affected Lender, repay the Loans bearing interest based upon the LIBOR Rate with respect to which such adjustment is made.

(iii)          In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain Loans bearing interest based upon the LIBOR Rate or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such

Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and (I) in the case of any outstanding Loans of such Lender bearing interest based upon the LIBOR Rate, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such Loans, and interest upon such Lender’s Loans thereafter shall accrue interest at Base Rate plus the Applicable Margin, and (II) such Loans shall continue to accrue interest at Base Rate plus the Applicable Margin until such Lender determines that it would no longer be unlawful or impractical to maintain such Loans at the LIBOR Rate.

(iv)          Anything to the contrary contained herein notwithstanding, neither Agent nor any Lender is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues based on the LIBOR Rate.

~~(c)           Additional Tranches.  After the Closing Date, so long as no Default or Event of Default exists and subject to the terms of this Agreement, with the prior written consent of Agent and all Lenders in their sole discretion, the Revolving Loan Commitment may be increased upon the written request of Borrower Representative (which such request shall state the aggregate amount of the Additional Tranche requested and shall be made at least forty-five (45) days prior to the proposed effective date of such Additional Tranche) to Agent to activate an Additional Tranche; provided, however, that Agent and Lenders shall have no obligation to consent to any requested activation of an Additional Tranche and the written consent of Agent and all Lenders shall be required in order to activate an Additional Tranche.  Upon activating an Additional Tranche, each Lender’s Revolving Loan Commitment Amount shall increase by a proportionate amount so as to maintain the same Pro Rata Share of the Revolving Loan Commitment and the Revolving Loans as such Lender held immediately prior to such activation.  In the event Agent and all Lenders do not consent to the activation of a requested Additional Tranche within forty-five (45) days after receiving a written request from Borrower Representative, then the Revolving Loan Commitment shall not be increased and, within the next ninety (90) days, Borrowers may terminate this Agreement upon written notice to Agent and, if the Borrowing Base on the date of such request would have supported such increased Revolving Loan Commitment, upon repayment in full of all Obligations, no fee shall be due pursuant to Section 2.2(g) in connection with such termination~~

(v)           Restriction on Termination. Notwithstanding any prepayment of the Revolving Loan Outstandings or any other termination of Lenders’ Credit Exposure under this Agreement, Agent and Lenders shall have no obligation to release any of the Collateral securing the Obligations under this Agreement while any portion of the Affiliated Obligations shall remain outstanding.

B.                           Interest, Interest Calculations and Certain Fees.

1.             Interest.  From and following the Closing Date, except as expressly set forth in this Agreement, Loans and the other Obligations shall bear interest at the sum of the LIBOR Rate plus the Applicable Margin.  Interest on the Loans shall be paid in arrears on the first (1st) day of each month and on the maturity of such Loans, whether by acceleration or otherwise.

Interest on all other Obligations shall be payable upon demand.  For purposes of calculating interest, all funds transferred to the Payment Account for application to any Revolving Loans shall be subject to a five Business Day clearance period and all interest accruing on such funds during such clearance period shall accrue for the benefit of Agent, and not for the benefit of Lenders.

2.             Unused Line Fee.  From and following the Closing Date, Borrowers shall pay Agent, for the benefit of all Lenders committed to make Revolving Loans, in accordance with their respective Pro Rata Shares, a fee in an amount equal to (i) (A) the Revolving Loan Commitment minus (B) the average daily balance of the sum of the Revolving Loan Outstandings during the preceding month, multiplied by (ii) 0.50% per annum.  Such fee is to be paid monthly in arrears on the first day of each month.

3.             Fee Letter.  In addition to the other fees set forth herein, Borrowers agree to pay Agent the fees set forth in the Fee Letter.

4.             Reserved.

5.             Reserved.

6.             Reserved.

7.             Deferred Revolving Loan Origination Fee.  If Lenders’ funding obligations in respect of the Revolving Loan Commitment under this Agreement terminate for any reason (whether by voluntary termination by Borrowers, by reason of the occurrence of an Event of Default or otherwise) other than as a result of a refinancing of 100% of the Loans by Agent and all Lenders prior to the Commitment Expiry Date and other than the reduction in the Revolving Loan Commitment on First Amendment Effective Date, Borrowers shall pay to Agent on the date of such termination, for the benefit of all Lenders committed to make Revolving Loans on the Closing Date, a fee as compensation for the costs of such Lenders being prepared to make funds available to Borrowers under this Agreement, equal to an amount determined by multiplying the Revolving Loan Commitment terminated by the following applicable percentage amount:  three percent (3%) for the first year following the ~~Closing~~First Amendment Effective Date, two percent (2%) for the second year following the ~~Closing~~First Amendment Effective Date, and one percent (1%) thereafter.  All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Closing Date.

8.             Audit Fees.  Borrowers shall pay to Agent, for its own account and not for the benefit of any other Lenders, all reasonable fees and expenses in connection with audits and inspections of Borrowers’ books and records, audits, valuations or appraisals of the Collateral, audits of Borrowers’ compliance with applicable Laws and such other matters as Agent shall deem appropriate, which shall be due and payable on the first Business Day of the month following the date of issuance by Agent of a written request for payment thereof to Borrowers.

9.             Wire Fees.  Borrowers shall pay to Agent, for its own account and not for the account of any other Lenders, on written demand, fees for incoming and outgoing wires made for the account of Borrowers, such fees to be based on Agent’s then current wire fee schedule (available upon written request of Borrowers).

10.          Late Charges.  If payments of principal (other than a final installment of principal upon the Termination Date), interest due on the Obligations, or any other amounts due hereunder or under the other Financing Documents are not timely made and remain overdue for a period of five (5) days, Borrowers, without notice or demand by Agent, promptly shall pay to Agent, for its own account and not for the benefit of any other Lenders, as additional compensation to Agent in administering the Obligations, an amount equal to five percent (5%) of each delinquent payment.

11.          Computation of Interest and Related Fees.  All interest and fees under each Financing Document shall be calculated on the basis of a 360-day year for the actual number of days elapsed.  The date of funding of a Loan shall be included in the calculation of interest.  The date of payment of a Loan shall be excluded from the calculation of interest.  If a Loan is repaid on the same day that it is made, one (1) day’s interest shall be charged.

C.                           Notes.  The portion of the Loans made by each Lender shall be evidenced, if so requested by such Lender, by one or more promissory notes executed by Borrowers on a joint and several basis (each, a “Note”) in an original principal amount equal to such Lender’s Revolving Loan Commitment Amount.  ~~Upon activation of an Additional Tranche in accordance with Section 2.1(c) hereof, Borrowers shall deliver to each Lender to whom Borrowers previously delivered a Note, a restated Note evidencing such Lender’s Revolving Loan Commitment Amount and each such Lender shall appropriately legend any prior Note to indicate that it has been replaced by such new Note~~

D.                           Reserved.

E.                           Letters of Credit and Letter of Credit Fees.

1.             Letter of Credit.  On the terms and subject to the conditions set forth herein, the Revolving Loan Commitment may be used by Borrowers, in addition to the making of Revolving Loans hereunder, for the issuance, prior to that date which is one (1) year prior to the Termination Date, by (i) Agent, of letters of credit, Guarantees or other agreements or arrangements (each, a “Support Agreement”) to induce an LC Issuer to issue or increase the amount of, or extend the expiry date of, one or more Letters of Credit and (ii) a Lender, identified by Agent, as an LC Issuer, of one or more Lender Letters of Credit, so long as, in each case:

(a)           Agent shall have received a Notice of LC Credit Event at least five (5) Business Days before the relevant date of issuance, increase or extension; and

(b)           after giving effect to such issuance, increase or extension, (A) the aggregate Letter of Credit Liabilities do not exceed $0, and (B) the Revolving Loan Outstandings do not exceed the Revolving Loan Limit.

Nothing in this Agreement shall be construed to obligate any Lender to issue, increase the amount of or extend the expiry date of any Letter of Credit, which act or acts, if any, shall be subject to agreements to be entered into from time to time between Borrowers and such Lender.  Each Lender that is an LC Issuer hereby agrees to give Agent prompt written notice of each issuance of a Lender Letter of Credit by such Lender and each payment made by such Lender in respect of Lender Letters of Credit issued by such Lender.

Notwithstanding anything to the contrary set forth herein, Borrowers agree and acknowledge that no part of the Revolving Loan Commitment will be available for the issuance of a Letter of Credit until such times as Agent notifies Borrower Representative that a Lender party to this Agreement is an LC Issuer.

2.             Letter of Credit Fee.  Borrowers shall pay to Agent, for the benefit of the Revolving Lenders in accordance with their respective Pro Rata Shares, a letter of credit fee with respect to the Letter of Credit Liabilities for each Letter of Credit, computed for each day from the date of issuance of such Letter of Credit to the date that is the last day a drawing is available under such Letter of Credit, at a rate per annum equal to the Applicable Margin then applicable to Loans bearing interest based upon the LIBOR Rate.  Such fee shall be payable in arrears on the first day of each calendar month prior to the Termination Date and on such date.  In addition, Borrowers agree to pay promptly to the LC Issuer any fronting or other fees that it may charge in connection with any Letter of Credit.

3.             Reimbursement Obligations of Borrowers.  If either (i) Agent shall make a payment to an LC Issuer pursuant to a Support Agreement, or (ii) any Lender shall notify Agent that it has made payment in respect of, a Lender Letter of Credit, (A) the applicable Borrower shall reimburse Agent or such Lender, as applicable, for the amount of such payment by the end of the day on which Agent or such Lender shall make such payment and (B) Borrowers shall be deemed to have immediately requested that Revolving Lenders make a Revolving Loan, in a principal amount equal to the amount of such payment (but solely to the extent such Borrower shall have failed to directly reimburse Agent or, with respect to Lender Letters of Credit, the applicable LC Issuer, for the amount of such payment).  Agent shall promptly notify Revolving Lenders of any such deemed request and each Revolving Lender hereby agrees to make available to Agent not later than 12:00 Noon (Eastern time) on the Business Day following such notification from Agent such Revolving Lender’s Pro Rata Share of such Revolving Loan.  Each Revolving Lender hereby absolutely and unconditionally agrees to fund such Revolving Lender’s Pro Rata Share of the Loan described in the immediately preceding sentence, unaffected by any circumstance whatsoever, including, without limitation, (x) the occurrence and continuance of a Default or Event of Default, (y) the fact that, whether before or after giving effect to the making of any such Revolving Loan, the Revolving Loan Outstandings exceed or will exceed the Revolving Loan Limit, and/or (z) the non-satisfaction of any conditions set forth in Section 7.2.  Agent hereby agrees to apply the gross proceeds of each Revolving Loan deemed made pursuant to this Section 2.5(c) in satisfaction of Borrowers’ reimbursement obligations arising pursuant to this Section 2.5(c).  Borrowers shall pay interest, on demand, on all amounts so paid by Agent pursuant to any Support Agreement or to any applicable Lender in honoring a draw request under any Lender Letter of Credit for each day from the date of such payment until Borrowers reimburse Agent or the applicable Lender therefor (whether pursuant to clause (A) or (B) of the first sentence of this subsection (c)) at a rate per annum equal to the sum of two percent (2%) plus the interest rate applicable to Revolving Loans for such day.

4.             Reimbursement and Other Payments by Borrowers.  The obligations of each Borrower to reimburse Agent and/or the applicable LC Issuer pursuant to Section 2.5(c) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including the following:

(a)           any lack of validity or enforceability of, or any amendment or waiver of or any consent to departure from, any Letter of Credit or any related document;

(b)           the existence of any claim, set-off, defense or other right which any Borrower may have at any time against the beneficiary of any Letter of Credit, the LC Issuer (including any claim for improper payment), Agent, any Lender or any other Person, whether in connection with any Financing Document or any unrelated transaction; provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(c)           any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

(d)           any affiliation between the LC Issuer and Agent; or

(e)           to the extent permitted under applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

5.             Deposit Obligations of Borrowers.  In the event any Letters of Credit are outstanding at the time that Borrowers prepay in full or are required to repay the Obligations or the Revolving Loan Commitment is terminated, Borrowers shall (i) deposit with Agent for the benefit of all Revolving Lenders cash in an amount equal to one hundred five percent (105%) of the aggregate outstanding Letter of Credit Liabilities to be available to Agent, for its benefit and the benefit of issuers of Letters of Credit, to reimburse payments of drafts drawn under such Letters of Credit and pay any fees and expenses related thereto, and (ii) prepay the fee payable under Section 2.5(b) with respect to such Letters of Credit for the full remaining terms of such Letters of Credit assuming that the full amount of such Letters of Credit as of the date of such repayment or termination remain outstanding until the end of such remaining terms.  Upon termination of any such Letter of Credit and so long as no Event of Default has occurred and is continuing, the unearned portion of such prepaid fee attributable to such Letter of Credit shall be refunded to Borrowers, together with the deposit described in the preceding clause (i) attributable to such Letter of Credit, but only to the extent not previously applied by Agent in the manner described herein.

6.             Participations in Support Agreements and Lender Letters of Credit.

(a)           Concurrently with the issuance of each Supported Letter of Credit, Agent shall be deemed to have sold and transferred to each Revolving Lender, and each such Revolving Lender shall be deemed irrevocably and immediately to have purchased and received from Agent, without recourse or warranty, an undivided interest and participation in, to the extent of such Lender’s Pro Rata Share, Agent’s Support Agreement liabilities and obligations in respect of such Supported Letter of Credit and Borrowers’ Reimbursement Obligations with respect thereto.  Concurrently with the issuance of each Lender Letter of Credit, the LC Issuer in respect thereof shall be deemed to have sold and transferred to each Revolving Lender, and each such Revolving Lender shall be deemed irrevocably and immediately to have purchased and received from such LC Issuer, without recourse or warranty, an undivided interest and participation in, to the extent of such Lender’s Pro Rata Share, such Lender Letter of Credit and Borrowers’ Reimbursement Obligations with respect thereto.  Any purchase obligation arising pursuant to the immediately two preceding sentences shall be absolute and unconditional and shall not be affected by any circumstances whatsoever.

(b)           If either (A) Agent makes any payment or disbursement under any Support Agreement and/or (B) an LC Issuer makes any payment or disbursement under any Lender Letter of Credit, and (I) Borrowers have not reimbursed Agent or the applicable LC Issuer, as applicable, in full for such payment or disbursement in accordance with Section 2.5(c), or (II) any reimbursement under any Support Agreement or Lender Letter of Credit received by Agent or any LC Issuer, as applicable, from any Credit Party is or must be returned or rescinded upon or during any bankruptcy or reorganization of any Credit Party or otherwise, each Revolving Lender shall be irrevocably and unconditionally obligated to pay to Agent or the applicable LC Issuer, as applicable, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the Obligations of Borrowers under Section 2.5(c)).  To the extent any such Revolving Lender shall not have made such amount available to Agent or the applicable LC Issuer, as applicable, before 12:00 Noon (Eastern time) on the Business Day on which such Lender receives notice from Agent or the applicable LC Issuer, as applicable, of such payment or disbursement, or return or rescission, as applicable, such Lender agrees to pay interest on such amount to Agent or the applicable LC Issuer, as applicable, forthwith on demand accruing daily at the Federal Funds Rate, for the first three (3) days following such Lender’s receipt of such notice, and thereafter at the Base Rate plus the Applicable Margin in respect of Revolving Loans.  Any such Revolving Lender’s failure to make available to Agent or the applicable LC Issuer, as applicable, its Pro Rata Share of any such payment or disbursement, or return or rescission, as applicable, shall not relieve any other Lender of its obligation hereunder to make available such other Revolving Lender’s Pro Rata Share of such payment, but no Revolving Lender shall be responsible for the failure of any other Lender to make available such other Lender’s Pro Rata Share of any such payment or disbursement, or return or rescission.

F.                            General Provisions Regarding Payment; Loan Account.

1.             All payments to be made by each Borrower under any Financing Document, including payments of principal and interest made hereunder and pursuant to any other Financing Document, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim.  If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension (it being understood and agreed that, solely for purposes of calculating financial covenants and computations contained herein and determining compliance therewith, if payment is made, in full, on any such extended due date, such payment shall be deemed to have been paid on the original due date without giving effect to any extension thereto).  Any payments received in the Payment Account before 12:00 Noon (Eastern time) on any date shall be deemed received by Agent on such date, and any payments received in the Payment Account at or after

12:00 Noon (Eastern time) on any date shall be deemed received by Agent on the next succeeding Business Day.

2.             Agent shall maintain a loan account (the “Loan Account”) on its books to record Loans and other extensions of credit made by Lenders hereunder or under any other Financing Document, and all payments thereon made by each Borrower.  All entries in the Loan Account shall be made in accordance with Agent’s customary accounting practices as in effect from time to time.  The balance in the Loan Account, as recorded in Agent’s books and records at any time shall be conclusive and binding evidence of the amounts due and owing to Agent by each Borrower absent manifest error; provided, however, that any failure to so record or any error in so recording shall not limit or otherwise affect any Borrower’s duty to pay all amounts owing hereunder or under any other Financing Document.  Agent shall endeavor to provide Borrowers with a monthly statement regarding the Loan Account (but neither Agent nor any Lender shall have any liability if Agent shall fail to provide any such statement).  Unless any Borrower notifies Agent of any objection to any such statement (specifically describing the basis for such objection) within ninety (90) days after the date of receipt thereof, it shall be deemed final, binding and conclusive upon Borrowers in all respects as to all matters reflected therein.

G.                            Maximum Interest.  In no event shall the interest charged with respect to the Loans or any other Obligations of any Borrower under any Financing Document exceed the maximum amount permitted under the laws of the State of New York or of any other applicable jurisdiction.  Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable hereunder or under any Note or other Financing Document (the “Stated Rate”) would exceed the highest rate of interest permitted under any applicable law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, each Borrower shall, to the extent permitted by law, continue to pay interest at the Maximum Lawful Rate until such time as the total interest received is equal to the total interest which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable.  Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply.  In no event shall the total interest received by any Lender exceed the amount which it could lawfully have received had the interest been calculated for the full term hereof at the Maximum Lawful Rate.  If, notwithstanding the prior sentence, any Lender has received interest hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of the Loans or to other amounts (other than interest) payable hereunder, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to Borrowers.  In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

H.                            Taxes; Capital Adequacy.

1.             Except as required by applicable Law, all payments of principal and interest on the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp, documentary, payroll, employment, property or franchise taxes and other taxes, fees, duties, levies, assessments, withholdings or other charges of any nature whatsoever (including interest and penalties thereon) imposed by any taxing authority, (“Taxes”).  If any withholding or deduction from any payment to be made by any Borrower hereunder is required in respect of any Taxes pursuant to any applicable Law, then Borrowers will: (i) be entitled to make such withholding or deduction, (ii) pay directly to the relevant authority the full amount required to be so withheld or deducted; (iii) promptly forward to Agent an official receipt or other documentation satisfactory to Agent evidencing such payment to such authority; and (iv) if such Tax is an Indemnified Tax, pay to Agent for the account of Agent and Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by Agent and each Lender will equal the full amount Agent and such Lender would have received had no such withholding or deduction been required (including, without limitation, such withholdings and deductions applicable to additional sums payable under this Section 2.8).  If any Indemnified Taxes are directly asserted against Agent or any Lender with respect to any payment received by Agent or such Lender hereunder, Agent or such Lender may pay such Indemnified Taxes and Borrowers will promptly pay such additional amounts (including any penalty, interest or expense) as is necessary in order that the net amount received by such Person after the payment of such Indemnified Taxes (including any Indemnified Taxes on such additional amount) shall equal the amount such Person would have received had such Indemnified Taxes not been asserted so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which Agent or such Lender first made written demand therefor.

2.             The Credit Parties shall indemnify Agent and Lenders, within ten (10) days after demand thereof, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.8) payable or paid by Agent or any Lender or required to be withheld or deducted from a payment to Agent or any Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate in reasonable detail as to the amount of such payment or liability delivered to Borrower Representative by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

3.

(a)           Each Lender that (i) is organized under the laws of a jurisdiction other than the United States, and (ii)(A) is a party hereto on the Closing Date or (B) purports to become an assignee of an interest as a Lender under this Agreement after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall, to the extent legally entitled to do so, deliver on or prior to the date on which such Lender becomes a Lender (or such assignee acquires such assigned interest) to Borrower Representative and Agent one or more (as Borrower Representative or Agent may reasonably request) United States Internal Revenue Service (“IRS”) Forms W-8ECI, W-8BEN, W-8BEN-E, W-8IMY (as applicable) and other applicable forms, certificates or documents prescribed by the United States Internal Revenue Service or reasonably requested by Agent certifying as to such Lender’s entitlement to a complete exemption from, or reduced rate of, withholding or deduction of Taxes.  Each Lender that is a United States Person  and is a party hereto on the Closing Date or purports to become an assignee of an interest as a Lender under this Agreement after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall deliver on or prior to the date on which such Lender becomes a Lender (or such assignee acquires such assigned interest) to Borrower Representative and Agent an IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax.

(b)           To the extent permitted by Law, each Lender shall deliver, at the time or times reasonably requested by Borrower Representative or Agent, such additional properly completed and executed documentation as is reasonably requested by Borrower Representative or Agent to permit payments hereunder to be made without withholding or at a reduced rate of withholding.  Without limiting the foregoing, each Lender shall timely provide any documentation reasonably requested by Borrower Representative or Agent sufficient for Borrowers and Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with applicable reporting requirements under FATCA.

(c)           Each Lender shall (to the extent legally entitled to do so) provide updated forms to Borrower Representative and Agent on or prior to the date any prior form previously provided under this Section 2.8(c) becomes obsolete or expires, after the occurrence of an event requiring a change in the most recent form or certification previously delivered by it pursuant to this Section 2.8(c) or from time to time if requested by Borrowers or Agent.

4.             If any Lender shall determine in its commercially reasonable judgment that the adoption or taking effect of, or any change in, any applicable Law regarding capital adequacy, in each instance, after the Closing Date, or any change after the Closing Date in the interpretation, administration or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation, administration or application thereof, or the compliance by any Lender or any Person controlling such Lender with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency adopted or otherwise taking effect after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder or under any Support Agreement or Lender Letter of Credit to a level below that which such Lender or such controlling Person could have achieved but for such adoption, taking effect, change, interpretation, administration, application or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy) then from time to time, upon written demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), Borrowers shall promptly pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which such Lender first made demand therefor; provided, however, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in applicable Law”, regardless of the date enacted, adopted or issued.

5.             If any Lender requires compensation under Section 2.8(d), or requires any Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.8(a), then, upon the written request of Borrower Representative, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder (subject to the terms of this Agreement) to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or materially reduce amounts payable pursuant to any such subsection, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender (as determined in its sole discretion).  Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

6.             If any Lender determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified by any Borrower pursuant to this Section 2.8 (including the payment of additional amounts pursuant to this Section 2.8), then it shall promptly pay an amount equal to such refund to Borrower Representative, net of all reasonable out-of-pocket expenses of such Lender or of Agent with respect thereto, including any Taxes; provided, however, that each Borrower, upon the written request of such Lender or Agent, agrees to repay any amount paid over to Borrower Representative to such Lender or to Agent (plus any related penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Lender or Agent is required, for any reason, to disgorge or otherwise repay such refund.  Notwithstanding anything to the contrary in this Section 2.8, in no event will a Lender be required to pay any amount to a Borrower pursuant to this Section 2.8(f) the payment of which would place such Lender in a less favorable net after-Tax position than such Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This Section 2.8 shall not be construed to require any Lender (or Agent) to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Borrower (or affiliate, successor or assignee thereof) or any other Person.

7.             Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.17(b)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Financing Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Financing Document or otherwise payable by Agent to such Lender from any other source against any amount due to Agent under this paragraph (g).

8.             Each party’s obligations under this Section 2.8 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Obligations and the repayment, satisfaction or discharge of all obligations under any Financing Document.

I.                             Appointment of Borrower Representative.  Each Borrower hereby designates Borrower Representative as its representative and agent on its behalf for the purposes of issuing Notices of Borrowing, Notices of LC Credit Events and Borrowing Base Certificates, and giving instructions with respect to the disbursement of the proceeds of the Loans, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Financing Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Financing Documents.  Borrower Representative hereby accepts such appointment.  Notwithstanding anything to the contrary contained in this Agreement, no Borrower other than Borrower Representative shall be entitled to take any of the foregoing actions.  The proceeds of each Loan made hereunder shall be advanced to or at the direction of Borrower Representative and if not used by Borrower Representative in its business (for the purposes provided in this Agreement) shall be deemed to be immediately advanced by Borrower Representative to the appropriate other Borrower hereunder as an intercompany loan (collectively, “Intercompany Loans”).  All Letters of Credit and Support Agreements issued hereunder shall be issued at Borrower Representative’s request therefor and shall be allocated to the appropriate Borrower’s Intercompany Loan account by Borrower Representative.  All collections of each Borrower in respect of Accounts and other proceeds of Collateral of such Borrower received by Agent and applied to the Obligations shall also be deemed to be repayments of the Intercompany Loans owing by such Borrower to Borrower Representative.  Borrowers shall maintain accurate books and records with respect to all Intercompany Loans and all repayments thereof.  Agent and each Lender may regard any notice or other communication pursuant to any Financing Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or all Borrowers hereunder to Borrower Representative on behalf of such Borrower or all Borrowers.  Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

J.                             Joint and Several Liability; Rights of Contribution; Subordination and Subrogation.

1.             Borrowers are defined collectively to include all Persons named as a Borrower herein; provided, however, that any references herein to “any Borrower”, “each Borrower” or similar references, shall be construed as a reference to each individual Person named as a Borrower herein.  Each Person so named shall be jointly and severally liable for all of the obligations of Borrowers under this Agreement.  Each Borrower, individually, expressly understands, agrees and acknowledges, that the credit facilities would not be made available on the terms herein in the absence of the collective credit of all of the Persons named as a Borrower herein, the joint and several liability of all such Persons, and the cross-collateralization of the collateral of all such Persons.  Accordingly, each Borrower individually acknowledges that the benefit to each of the Persons named as a Borrower as a whole constitutes reasonably equivalent value, regardless of the amount of the credit facilities actually borrowed by, advanced to, or the amount of collateral provided by, any individual Borrower.  In addition, each entity named as a Borrower herein hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and shall be binding upon and measured and enforceable individually against each Person named as a Borrower herein as well as all such Persons when taken together.  By way of illustration, but without limiting the generality of the foregoing, the terms of Section 10.1 of this Agreement are to be applied to each individual Person named as a Borrower herein (as well as to all such Persons taken as a whole), such that the occurrence of any of the events described in Section 10.1 of this Agreement as to any Person named as a Borrower herein shall constitute an Event of Default even if such event has not occurred as to any other Persons named as a Borrower or as to all such Persons taken as a whole.

2.             Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the liability of each Borrower for the Obligations and the Liens granted by Borrowers to secure the Obligations, not constitute a Fraudulent Conveyance (as defined below).  Consequently, Agent, Lenders and each Borrower agree that if the liability of a Borrower for the Obligations, or any Liens granted by such Borrower securing the Obligations would, but for the application of this sentence, constitute a Fraudulent Conveyance, the liability of such Borrower and the Liens securing such liability shall be valid and enforceable only to the maximum extent that would not cause such liability or such Lien to constitute a Fraudulent Conveyance, and the liability of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly.  For purposes hereof, the term “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

3.             Agent is hereby authorized, without notice or demand (except as otherwise specifically required under this Agreement) and without affecting the liability of any Borrower hereunder, at any time and from time to time, to:  (i) renew, extend or otherwise increase the time for payment of the Obligations; (ii) with the written agreement of any Borrower, change the terms relating to the Obligations or otherwise modify, amend or change the terms of any Note or other agreement, document or instrument now or hereafter executed by any Borrower and delivered to Agent for any Lender; (iii) accept partial payments of the Obligations; (iv) take and hold any Collateral for the payment of the Obligations or for the payment of any guaranties of the Obligations and exchange, enforce, waive and release any such Collateral; (v) apply any such Collateral and direct the order or manner of sale thereof as Agent, in its sole discretion, may determine; and (vi) settle, release, compromise, collect or otherwise liquidate the Obligations and any Collateral therefor in any manner, all guarantor and surety defenses being hereby waived by each Borrower.  Without limitation of the foregoing, with respect to the Obligations, each Borrower hereby makes and adopts each of the agreements and waivers set forth in each Guarantee, the same being incorporated hereby by reference.  Except as specifically provided in this

Agreement or any of the other Financing Documents, Agent shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from any Borrower or any other source, and such determination shall be binding on all Borrowers.  All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Obligations that Agent shall determine, in its sole discretion, without affecting the validity or enforceability of the Obligations of the other Borrower.

4.             Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of:  (i) the absence of any attempt to collect the Obligations from any obligor or other action to enforce the same; (ii) the waiver or consent by Agent with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Agent; (iii) failure by Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations; (iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Agent’s election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by a Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent’s claim(s) for repayment of any of the Obligations; or (vii) any other circumstance other than payment in full of the Obligations which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

5.             Borrowers hereby agree, as between themselves, that to the extent that Agent, on behalf of Lenders, shall have received from any Borrower any Recovery Amount (as defined below), then the paying Borrower shall have a right of contribution against each other Borrower in an amount equal to such other Borrower’s contributive share of such Recovery Amount; provided, however, that in the event any Borrower suffers a Deficiency Amount (as defined below), then the applicable Borrower suffering the Deficiency Amount shall be entitled to seek and receive contribution from and against the other Borrowers in an amount equal to the Deficiency Amount; and provided, further, that in no event shall the aggregate amounts so reimbursed by reason of the contribution of any Borrower equal or exceed an amount that would, if paid, constitute or result in Fraudulent Conveyance.  Until all Obligations have been paid and satisfied in full, no payment made by or for the account of a Borrower including, without limitation, (i) a payment made by such Borrower on behalf of the liabilities of any other Borrower, or (ii) a payment made by any other Guarantor under any Guarantee, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower’s property.  The right of each Borrower to receive any contribution under this Section 2.10(e) or by subrogation or otherwise from any other Borrower shall be subordinate in right of payment to the Obligations and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder, until the Obligations have been indefeasibly paid and satisfied in full, and no Borrower shall exercise any right or remedy with respect to this Section 2.10(e) until the Obligations have been indefeasibly paid and satisfied in full.  As used in this Section 2.10(e), the term “Recovery Amount” means the amount of proceeds received by or credited to Agent from the exercise of any remedy of Lenders under this Agreement or the other Financing Documents, including, without limitation, the sale of any Collateral.  As used in this Section 2.10(e), the term “Deficiency Amount” means any amount that is less than the entire amount a Borrower is entitled to receive by way of contribution or subrogation from, but that has not been paid by, the other Borrowers in respect of any Recovery Amount attributable to such Borrower entitled to contribution, until the Deficiency Amount has been reduced to $0 through contributions and reimbursements made under the terms of this Section 2.10(e) or otherwise.

K.                            Collections and Lockbox Account.

1.             Borrowers shall maintain a lockbox (the “Lockbox”) with a United States depository institution designated from time to time by Agent (the “Lockbox Bank”), subject to the provisions of this Agreement, and shall execute with the Lockbox Bank a Deposit Account Control Agreement and such other agreements related to such Lockbox as Agent may reasonably require.  At all times following the Collections Account Post-Closing Period, Borrowers shall ensure that all collections of Third Party Accounts are paid directly by the applicable Third Party Account Debtor (i) into the Lockbox for deposit into the Lockbox Account and/or (ii) directly into the Lockbox Account.  At all times during the Collections Account Post-Closing Period, Borrowers shall ensure that (x) by the close of business on Wednesday of each calendar week, all collections received from any Third Party Account Debtor prior to such Wednesday are transferred into the Payment Account and (y) by the close of business on Friday of each calendar week, all collections received from any Third Party Account Debtor prior to such Friday are transferred into the Payment Account.  At all times following the Collections Account Post-Closing Period, all funds deposited into a Lockbox Account shall be transferred into the Payment Account (or, prior to the time of the initial borrowing of the Revolving Loans, such Deposit Account of Borrower, as Agent may direct in its sole discretion) by the close of each Business Day.

2.             Notwithstanding anything in any lockbox agreement or Deposit Account Control Agreement to the contrary, Borrowers agree that they shall be liable for any fees and charges in effect from time to time and charged by the Lockbox Bank in connection with the Lockbox and the Lockbox Account, and that Agent shall have no liability therefor.  Borrowers hereby indemnify and agree to hold Agent harmless from any and all liabilities, claims, losses and demands whatsoever, including reasonable and documented attorneys’ fees and expenses, arising from or relating to actions of Agent or the Lockbox Bank pursuant to this Section or any lockbox agreement or Deposit Account Control Agreement or similar agreement, except to the extent of such losses arising solely from Agent’s gross negligence or willful misconduct.

3.             Agent shall apply, on a daily basis, all funds transferred into the Payment Account pursuant to this Section to reduce the outstanding Revolving Loans in such order of application as Agent shall elect.  If as the result of collections of Accounts pursuant to the terms and conditions of this Section, a credit balance exists with respect to the Loan Account, such credit balance shall not accrue interest in favor of Borrowers, but Agent shall transfer such funds into an account designated by Borrower Representative for so long as no Event of Default exists.

4.             To the extent that any collections of Accounts or proceeds of Inventory are not sent directly to the Lockbox or Lockbox Account but are received by any Borrower, such collections shall be held in trust for the benefit of Agent pursuant to an express trust created hereby and immediately remitted, in the form received, to the applicable Lockbox or Lockbox Account.  At all times following the Collections Account Post-Closing Period, no such funds received by any Borrower shall be commingled with other funds of Borrowers.  If any funds received by any Borrower are commingled with other funds of Borrowers, or are required to be deposited to a Lockbox or Lockbox Account and are not so deposited within two (2) Business Days, then Borrowers shall pay to Agent, for its own account and not for the account of any other Lenders, a compliance fee equal to $500 for each day that any such conditions exist.

5.             Borrowers acknowledge and agree that compliance with the terms of this Section is essential, and that Agent and Lenders will suffer immediate and irreparable injury and have no adequate remedy at law, if any Borrower, through acts or omissions, causes or permits Account Debtors to send payments other than to the Lockbox or Lockbox Accounts or if any Borrower fails to promptly deposit collections of Accounts or proceeds of Inventory in the Lockbox Account as herein required.  Accordingly, in addition to all other rights and remedies of Agent and Lenders hereunder, Agent shall have the right to seek specific performance of Borrowers’ obligations under this Section, and any other equitable relief as Agent may deem necessary or appropriate, and Borrowers waive any requirement for the posting of a bond in connection with such equitable relief.

6.             Borrowers shall not, and Borrowers shall not suffer or permit any Credit Party to, (i) withdraw any amounts from any Lockbox Account, (ii) change the procedures or sweep instructions under the agreements governing any Lockbox Accounts, or (iii) send to or deposit in any Lockbox Account any funds other than payments made with respect to and proceeds of Accounts or other Collateral.  Borrowers shall, and shall cause each Credit Party to, cooperate with Agent in the identification and reconciliation on a weekly basis of all amounts received in or required to be deposited into the Lockbox Accounts.  If more than five percent (5%) of the collections of Accounts received by Borrowers during any given fifteen (15) day period is not identified or reconciled to the reasonable satisfaction of Agent within ten (10) Business Days of receipt, Agent shall not be obligated to make further advances under this Agreement until such amount is identified or is reconciled to the reasonable satisfaction of Agent, as the case may be.  In addition, if any such amount cannot be identified or reconciled to the reasonable satisfaction of Agent, Agent may utilize its own staff or, if it deems necessary, engage an outside auditor, in either case at Borrowers’ expense (which in the case of Agent’s own staff shall be in accordance with Agent’s then prevailing customary charges (plus expenses)), to make such examination and report as may be necessary to identify and reconcile such amount.

7.             If any Borrower breaches its obligation to direct payments of Accounts and the proceeds of Inventory to the Lockbox Account, Agent, as the irrevocably made, constituted and appointed true and lawful attorney for Borrowers, may, by the signature or other act of any of Agent’s authorized representatives (without requiring any of them to do so), direct any Account Debtor to pay Accounts and proceeds of Inventory to Borrowers by directing payment to the Lockbox Account.

L.                            Termination; Restriction on Termination.

1.             Termination by Lenders.  In addition to the rights set forth in Section 10.2, Agent may, and at the direction of Required Lenders shall, terminate this Agreement without notice during the existence of an Event of Default.

2.             Termination by Borrowers.  Upon at least five (5) Business Days’ (or such shorter period as Agent, in its sole discretion, shall agree) prior written notice to Agent and Lenders, Borrowers may, at their option, terminate this Agreement; provided, however, that no such termination shall be effective until Borrowers have (i) paid or collateralized to Agent’s reasonable satisfaction all of the Obligations in immediately available funds, all Letters of Credit and Support Agreements have expired, terminated or have been cash collateralized to Agent’s reasonable satisfaction, ~~and~~ (ii) complied with Section 2.2(g) and the terms of the Fee Letter and (iii) terminated the Affiliated Financing Documents.  Any notice of termination given by Borrowers shall be irrevocable unless all Lenders otherwise agree in writing and no Lender shall have any obligation to make any Loans or issue or procure any Letters of Credit or Support Agreements on or after the termination date stated in such notice.  Borrowers may elect to terminate this Agreement in its entirety only.  No section of this Agreement or type of Loan available hereunder may be terminated singly.

3.             Effectiveness of Termination.  All of the Obligations shall be immediately due and payable upon the Termination Date.  All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Financing Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and Agent and each Lender shall retain all of its rights and remedies under the Financing Documents notwithstanding such termination until all Obligations (other than with respect to contingent indemnification obligations for which no claim has been made) have been discharged or paid, in full, in immediately available funds, including, without limitation, all Obligations under Section 2.2(g) and the terms of the Fee Letter resulting from such termination.  Notwithstanding the foregoing or the payment in full of the Obligations, Agent shall not be required to terminate its Liens in the Collateral unless, with respect to any loss or damage Agent may reasonably expect to incur as a result of dishonored checks or other items of payment received by Agent from Borrower or any Account Debtor and applied to the Obligations, Agent shall, at its option, (i) have received a written agreement reasonably satisfactory to Agent, executed by Borrowers and by any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Agent and each Lender from any such loss or damage or (ii) have retained cash Collateral or other Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and each Lender from any such loss or damage.

4.             Partial Collateral Release.  In respect of Collateral that is disposed of in connection with a Permitted Asset Disposition, the security interest in such Collateral (but not in respect of Collateral not so disposed of) shall be automatically terminated upon such disposition without any further action by any party.

5.             Actions by Agent.  Without limiting the foregoing clauses (a) — (d), Agent will, at the sole expense of Borrowers, take such actions as may be reasonably requested by Borrowers to evidence any of the foregoing releases set forth in clauses (c) and (d) above (including duly assigning, transferring and delivering to or at the direction of Borrowers (without recourse and without any representation or warranty) such of the Collateral as may then be in the possession of Agent, together with any monies at the time held by Agent hereunder, and executing and delivering to Borrowers a proper instrument or instruments, as reasonably requested, acknowledging the satisfaction and termination of this Agreement (in the case of clause (c) above)

and the release of Liens hereunder and under the other Financing Documents), all of which shall be in form and substance acceptable to Agent.

III.  REPRESENTATIONS AND WARRANTIES

To induce Agent and Lenders to enter into this Agreement and to make the Loans and other credit accommodations contemplated hereby, each Borrower hereby represents and warrants to Agent and each Lender that:

A.                            Existence and Power.  Each Credit Party is an entity as specified on Schedule 3.1, is duly organized, validly existing and in good standing under the laws of the jurisdiction specified on Schedule 3.1 and no other jurisdiction, has the same legal name as it appears in such Credit Party’s Organizational Documents and an organizational identification number (if any), in each case as specified on Schedule 3.1, and has all powers and all Permits necessary or desirable in the operation of its business as presently conducted or as proposed to be conducted, except where the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect.  Each Credit Party is qualified to do business as a foreign entity in each jurisdiction in which it is required to be so qualified, which jurisdictions as of the ~~Closing~~First Amendment Effective Date are specified on Schedule 3.1, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.  As of the ~~Closing~~First Amendment Effective Date, except as set forth on Schedule 3.1, no Credit Party (a) has had, over the five (5) year period preceding the Closing Date, any name other than its current name, or (b) was incorporated or organized under the laws of any jurisdiction other than its current jurisdiction of incorporation or organization.

B.                            Organization and Governmental Authorization; No Contravention.  The execution, delivery and performance by each Credit Party of the Operative Documents to which it is a party are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any Governmental Authority, except for the filings necessary to perfect the Liens created by the Financing Documents and any necessary filings with the SEC, and do not violate, conflict with or cause a breach or a default under (a) any Law applicable to any Credit Party or any of the Organizational Documents of any Credit Party, or (b) any agreement or instrument binding upon it, except for such violations, conflicts, breaches or defaults as could not, with respect to this clause (b), reasonably be expected to have a Material Adverse Effect.

C.                            Binding Effect.  Each of the Operative Documents to which any Credit Party is a party constitutes a valid and binding agreement or instrument of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

D.                            Capitalization.  The authorized equity securities of each of the Credit Parties (other than Accuray) as of the ~~Closing~~First Amendment Effective Date are as set forth on Schedule 3.4.  All issued and outstanding equity securities of each of the Credit Parties (other than Accuray) are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders, and such equity securities were issued in compliance with all applicable Laws.  The identity of the holders of the equity securities of each of the Credit Parties (other than Accuray) and the percentage of their fully-diluted ownership of the equity securities of each of the Credit Parties (other than Accuray) as of the ~~Closing~~First Amendment Effective Date is set forth on Schedule 3.4.  No shares of the capital stock or other equity securities of any Credit Party (other than Accuray), other than those described above, are issued and outstanding as of the ~~Closing~~First Amendment Effective Date.  Except as set forth on Schedule 3.4, as of the ~~Closing~~First Amendment Effective Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party (other than Accuray) of any equity securities of any such entity.

E.                            Financial Information.  The Financial Statements delivered to Agent fairly present, in all material respects, the financial position of Accuray and its Consolidated Subsidiaries as of such date in conformity with GAAP.  Since June 30, ~~2016,~~2017, no Material Adverse Effect has occurred.

F.                            Litigation.  Except as set forth on Schedule 3.6 as of the ~~Closing~~First Amendment Effective Date, and except as hereafter disclosed to Agent in writing, there is no Litigation pending against, or to such Borrower’s knowledge threatened, in writing, against or affecting, any Credit Party that, individually or the aggregate, could reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of any of the Operative Documents.

G.                            Ownership of Property.  Each Borrower is the lawful owner of, has good and marketable title to, subject to Permitted Liens, and is in lawful possession of, or has valid leasehold interests in, all properties and other assets (real or personal, tangible, intangible or mixed) purported or reported to be owned or leased (as the case may be) by such Person, except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes.

H.                            No Default.  No Event of Default, or to such Borrower’s knowledge, Default, has occurred and is continuing.  No Credit Party is in breach or default under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect.

I.                             Labor Matters.  As of the Closing Date, there are no strikes or other labor disputes pending or, to any Borrower’s knowledge, threatened in writing against any Credit Party.  Hours worked and payments made to the employees of the Credit Parties have not been in material violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters.  All material payments due from the Credit Parties, or for which any claim may be made against any of them, on account of wages and employee retirement and health and welfare benefits or insurance have been paid or accrued as a liability on their books, as the case may be.  The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound.

J.                             Regulated Entities.  No Credit Party is required to be registered as an “investment company” under the Investment Company Act of 1940.

K.                            Margin Regulations.  None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” (as defined in Regulation U of the Federal Reserve Board) or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board.

L.                            Compliance With Laws; Anti-Terrorism Laws.

1.             Each Credit Party is in compliance with the requirements of all applicable Laws, except for such Laws the noncompliance with which could not reasonably be expected to have a Material Adverse Effect.

2.             None of the Credit Parties and, to the knowledge of the Credit Parties, none of their Affiliates (i) is in violation of any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, (iii) is a Blocked Person, (iv) is acting or will act for or on behalf of a Blocked Person, (v) is associated with, or will become associated with, a Blocked Person or (vi) is providing, or will provide, material, financial or technical support or other services to or in support of acts of terrorism of a Blocked Person.  No Credit Party nor, to the knowledge of any Credit Party, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, except in compliance with applicable Law or (B) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

M.                           Taxes.  All material federal, state, foreign and local tax returns, reports and statements required to be filed by or on behalf of each Credit Party have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns, reports and statements are required to be filed and, except to the extent subject to a Permitted Contest, all income and other material Taxes (including real property Taxes) and other charges shown to be due and payable in respect thereof have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof.  Except to the extent subject to a Permitted Contest, all material state and local sales and use Taxes required to be paid by each Credit Party have been paid.  All income and other material federal and state Tax returns have been filed by each Credit Party for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and, except to the extent subject to a Permitted Contest, the material amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made.  For purposes of this Section 3.13, any federal, state, local or foreign tax, assessment, deposit or contribution, and any return with respect thereto, shall not be considered “material” only if and to the extent that the amount of such tax, assessment, deposit or contribution, when added to all other outstanding taxes, assessments, deposits or contributions, is equal to or less than $1,000,000 in the aggregate at any time.

N.                            Compliance with ERISA.

1.             Each ERISA Plan (and the related trusts and funding agreements) complies in form and in operation with, has been administered in compliance with, and the terms of each ERISA Plan satisfy, the applicable requirements of ERISA and the Code in all material respects.  Each ERISA Plan which is intended to be qualified under Section 401(a) of the Code is so qualified, and the United States Internal Revenue Service has issued a favorable determination letter with respect to each such ERISA Plan which may be relied on currently.  No Credit Party has incurred liability for any material excise tax under any of Sections 4971 through 5000 of the Code.

2.             Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Borrower and each Subsidiary is in compliance with the applicable provisions of ERISA and the provision of the Code relating to ERISA Plans and the regulations and published interpretations therein.  During the thirty-six (36) month period prior to the Closing Date or the making of any Loan or the issuance of any Letter of Credit, (i) no steps have been taken to terminate any Pension Plan, and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code and no event has occurred that would give rise to a Lien under Section 4068 of ERISA.  No condition exists or event or transaction has occurred with respect to any Pension Plan that could be reasonably expected to result in the incurrence by any Credit Party of any material liability, fine or penalty.  No Credit Party has incurred liability to the PBGC (other than for current premiums) with respect to any Pension Plan.  Except as could not reasonably be expected to result in material liability to any Credit Party, all contributions (if any) have been made on a timely basis to any Multiemployer Plan that are required to be made by any Credit Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable Law; no Credit Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan, and no Credit Party nor any member of the Controlled Group has received any notice that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is being or is likely to be terminated, or that any such plan is being or is likely to become insolvent.

O.                            Consummation of Operative Documents; Brokers.  Except for fees payable to Agent and/or Lenders and as scheduled on Schedule 3.15, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Operative Documents, and no Credit Party has or will have any obligation to any Person in respect of any finder’s or brokerage fees, commissions or other expenses in connection herewith or therewith.

P.                            Related Transactions.  All transactions contemplated by the Operative Documents to be consummated on or prior to the date hereof have been so consummated (including, without limitation, the disbursement and transfer of all funds in connection therewith) in all material respects pursuant to the provisions of the applicable Operative Documents, true and complete copies of which have been delivered to Agent, and in compliance with all applicable Law, except for such Laws the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

Q.                            Material Contracts.  Except for (a) the Operative Documents, (b) the  Convertible Notes Debt, (c) the ~~2018~~ Indenture and any other indenture in respect of Convertible Notes Debt, and (d) the other agreements set forth on Schedule 3.17 (collectively with the Operative Documents, the “Material Contracts”), as of the ~~Closing~~First Amendment Effective Date there are no agreements or instruments to which any Credit Party is a party, and the breach, nonperformance or cancellation of which, or the failure of which to renew, could reasonably be expected to have a Material Adverse Effect.  Schedule 3.17 sets forth, with respect to each real estate lease agreement to which any Borrower is a party (as a lessee) as of the ~~Closing~~First Amendment Effective Date, the address of the subject property and the annual rental (or, where applicable, a general description of the method of computing the annual rental).  The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than any Credit Party), except for such Material Contracts the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

R.                            Compliance with Environmental Requirements; No Hazardous Materials.  Except in each case as set forth on Schedule 3.18:

1.             no Credit Party has received notice, notification, demand, request for information, citation, summons, complaint or order, no complaint has been filed and served on any Credit Party, and no penalty has been assessed and no investigation or review is pending, or to such Borrower’s knowledge, threatened by any Governmental Authority or other Person with respect to any (i) alleged violation by any Credit Party of any Environmental Law, (ii) alleged failure by any Credit Party to have any Permits required under Environmental Law in connection with the conduct of its business or to comply with the terms and conditions thereof, (iii) any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials, or (iv) release of Hazardous Materials, which, in each case, could reasonably be expected to have a Material Adverse Effect; and

2.             no property now owned or leased by any Credit Party and, to the knowledge of each Borrower, no such property previously owned or leased by any Credit Party, to which any Credit Party has, directly or indirectly, transported or arranged for the transportation of any Hazardous Materials, is listed or, to such Borrower’s knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, or CERCLIS (as defined in CERCLA) or any similar state list or is the subject of federal, state or local enforcement actions or, to the knowledge of such Borrower, other investigations which may lead to claims against any Credit Party for clean-up costs, remedial work, damage to natural resources or personal injury claims, including, without limitation, claims under CERCLA, except for such listings or claims that could not reasonably be expected to have a Material Adverse Effect.

S.                             Intellectual Property.  Except as would not reasonably be expected to have a Material Adverse Effect, each Credit Party owns, is licensed to use or otherwise has the right to use, all Intellectual Property that is necessary for the conduct of such Credit Party’s business. All Intellectual Property existing as of the ~~Closing~~First Amendment Effective Date which is issued, registered or pending with any United States or foreign Governmental Authority (including, without limitation, any and all applications for the registration of any Intellectual Property with any such United States or foreign Governmental Authority) owned by each Credit Party, all material in-bound license or sub-license agreements, all exclusive out-bound license or sub-license agreements, and all other rights of any Credit Party to use any Intellectual Property of any Person that is material to the business of the Credit Parties as currently conducted, taken as a whole (but excluding in-bound licenses of over-the-counter software that is commercially available to the public), as of the ~~Closing~~First Amendment Effective Date and, as updated pursuant to Section 4.11, is set forth on Schedule 3.19 in a form acceptable to ~~Administrative~~ Agent, including the information required to sufficiently identify each item individually. Except as indicated on Schedule 3.19, the applicable Credit Party is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each such registered Intellectual Property (or application therefor) owned by such Credit Party, free and clear of any Liens and/or licenses in favor of third parties (other than Permitted Liens and non-exclusive licenses of Intellectual Property). All registered Intellectual Property of each Credit Party is duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. No Credit Party is party to, nor bound by, any material license or other material agreement, as the licensee thereto, that prohibits or otherwise restricts such Credit Party from granting a security interest in such license or agreement or other property (after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law). To each Credit Party’s knowledge, (i) such Credit Party’s conduct of its business does not infringe any Intellectual Property rights of others and (ii) no third party has infringed or is infringing any Intellectual Property rights of any Credit Party, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

T.                            Solvency.  After giving effect to the Loan advance and the liabilities and obligations of each Borrower under the Operative Documents, each Borrower and each additional Credit Party is Solvent.

U.                            Full Disclosure.  None of the written information (financial or otherwise) (other than projections, other forward-looking information and industry information) furnished by or on behalf of any Credit Party to Agent or any Lender in connection with the consummation of the transactions contemplated by the Operative Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which such statements were made.  Such projections represent each Borrower’s best estimate of such Borrower’s future financial performance and such assumptions are believed by such Borrower to be fair and reasonable in light of the business conditions at the time such projections were made; provided, however, that (i) projections as to future events are not to be viewed as facts, (ii) Borrowers can give no assurance that such projections will be attained and (iii) Agent and Lenders are hereby notified that the differences between projected results and actual results may be material.

V.                                                                                    Reserved.

W.                                                                                Subsidiaries.  Borrowers do not own any stock, partnership interests, limited liability company interests or other equity securities or Subsidiaries except for Permitted Investments.

X.                                                                                   Reserved.

Y.                                                                                    Regulatory Matters.

1.                                      (i) The businesses of Borrowers have been and are being conducted in compliance in all material respects with all applicable Law, including the Healthcare Laws, and all Permits, (ii) each Product (whether manufactured by Accuray or any of its Subsidiaries, any of their respective Affiliates or by a third party manufacturer under contract to Accuray or any of its Subsidiaries) has been, and currently is, being researched, developed, designed, investigated, manufactured, made, assembled, stored, packaged, labeled, marketed and distributed in compliance with all applicable Law, including, without limitation, the Healthcare Laws, all required Permits, cGMP, QSR, the Device Master Record as defined in 21 CFR 820.181 and Document Controls under 21 CFR 820.40 and all Product specifications as established in company documentation, except to the extent any failure to so comply could not reasonably be expected to result in any adverse consequences to the Credit Parties (other than immaterial consequences), (iii) each contract between Accuray and any of its Subsidiaries on the one hand, and any third party manufacturer on the other hand contain (and Accuray and each of its Subsidiaries implement), appropriate quality assurance arrangements in accordance with FDA requirements, (iv) Accuray and its Subsidiaries are in compliance in all material respects with applicable Law governing reporting and recordkeeping of Product modifications, adverse event reporting, reporting of corrections and removals, and recordkeeping for each Product, and all manufacturing and release documents and records are true and accurate in all material respects, and (v) neither Accuray nor any of its Subsidiaries has received or been subject to any written or oral communications from the FDA, the NRC or any other Governmental Authority asserting that Accuray, any such Subsidiary or any such Product was not in compliance in any material respect with any applicable Law or any Permit.

2.                                      Other than routine surveillance audits and inspections, no investigation by any Governmental Authority with respect to Accuray or any of its Subsidiary is pending or, to the knowledge of the Credit Parties, threatened.  None of Accuray or any of its Subsidiaries has received any written or oral communication from any Governmental Authority of any noncompliance with any Law or any written or oral communication from any Governmental Authority or accrediting organization of any material issues, problems, or concerns regarding the quality or performance of the Products.

3.                                      Accuray and its Subsidiaries own, free and clear of all Liens, except Liens securing the Obligations, all Permits, including all authorizations under the FD&C Act, other United States federal laws, and all applicable state and foreign laws, necessary (i) for the research and development and commercialization of the Products, including, without limitation, all Permits necessary in connection with testing, manufacturing, marketing or selling of such Products, as such testing, manufacturing, marketing or selling are currently being conducted, and (ii) to carry on the business of Accuray and each of its Subsidiaries.  All such Permits are valid and in full force and effect and Accuray and each Subsidiary is in compliance in all material respects with all terms and conditions of such Permits.  None of Accuray or any Subsidiary has received any written notice from any Governmental Authority that any Permit has been or is being revoked, withdrawn, suspended or challenged or that such Governmental Authority is conducting an investigation or review thereof or has issued any order or recommendation stating that the development, testing and/or manufacturing of such Product should cease or that such Product should be withdrawn from the marketplace.

4.                                      There have been no adverse clinical test results which have or could reasonably be expected to have a materially adverse impact on Accuray or any of its Subsidiaries, and there have been no Product recalls or voluntary Product withdrawals from any market (other than specific and discrete batches or lots not made in conjunction with a larger recall).

5.                                      Neither Accuray nor any of its Subsidiaries have experienced any significant failures in its manufacturing of any Product such that the amount of such Product successfully manufactured by Accuray or any of its Subsidiaries in accordance with all specifications thereof and the required payments related thereto in any twelve (12) month period have decreased by more than twenty percent (20%) with respect to the quantities of such Product produced in the prior twelve (12) month period.

6.                                      There has been no material untrue statement of fact and no fraudulent statement made by Accuray or any of its Subsidiaries or any of their respective agents or representatives to the FDA, NRC, or any other Governmental Authority, and there has been no failure to disclose any material fact required to be disclosed to the FDA, NRC or any other Governmental Authority.

7.                                      To the best knowledge of the Credit Parties, no insurance company, managed care organization or Governmental Authority has (i) terminated coverage or reimbursement for procedures and treatments performed using the CyberKnife and TomoTherapy Products, or (ii) reduced the scope of coverage or the rate of reimbursement it provides for procedures and treatments performed using the CyberKnife and TomoTherapy Products, and, in the case of this clause (ii), such reduction could reasonably be expected to have a materially adverse impact on the revenues of Accuray and its Subsidiaries.  None of Accuray or any of its Subsidiaries has been the subject of any “for cause” inspection, investigation or audit by any Governmental Authority in connection with any alleged improper activity.

8.                                      There is no arrangement relating to Accuray or any of its Subsidiaries providing for any rebates, kickbacks or other forms of compensation or remuneration that are unlawful to be paid to any Person to induce, or in return for obtaining or the referral of business or for the arrangement for recommendation of such referrals.  All billings by Accuray and each of its Subsidiaries for its services have been true and correct in all material respects and are in compliance in all material respects with all applicable Law, including the Healthcare Laws.

9.                                      None of Accuray or any of its Subsidiaries, or, to the knowledge of the Credit Parties, any individual who is an officer, director, employee or manager of Accuray or any of its Subsidiaries has been convicted of, charged with or, to the knowledge of the Credit Parties, investigated for any federal or state health program-related offense or been excluded or suspended from participation in any such program; or, to the knowledge of the Credit Parties, within the past five (5) years, has been convicted of, charged with or, to the knowledge of the Credit Parties, investigated for a violation of any Law related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances, or has been subject to any judgment, stipulation, order or decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances.  None of Accuray or any of its Subsidiaries or, to the knowledge of the Credit Parties, any individual who is an officer, director, employee or manager of Accuray or any of its Subsidiaries has been convicted of any crime or engaged in any conduct including but not limited to any misrepresentation to any Governmental Authority or that has otherwise resulted or would reasonably be expected to result in a debarment or exclusion (i) under 21 U.S.C. Section 335a, or (ii) any similar applicable Law.  No debarment proceedings or investigations in respect of the business of Accuray or any of its Subsidiaries are pending or, to the knowledge of the Credit Parties, threatened against Accuray or any of its Subsidiaries or any individual who is an officer, director, employee or manager of Accuray or any of its Subsidiaries.

10.                               All studies, tests and preclinical and clinical trials conducted relating to the Products, sponsored by Accuray or any of its Subsidiaries have been conducted, and are currently being conducted, in all material respects in accordance with all applicable Law and IDEs, including procedures and controls pursuant to, where applicable, current good clinical practices and current good laboratory practices and other applicable laws, rules regulations.  To the extent required by applicable Law, Accuray and each of its Subsidiaries has obtained all necessary authorizations from Governmental Authorities and IECs, including an IDE for the conduct of any clinical investigations conducted by or on behalf of Accuray or such Subsidiary, as applicable.

11.                               To the knowledge of the Credit Parties, none of the clinical investigators in any clinical trial sponsored by Accuray or any of its Subsidiaries has been or is disqualified or otherwise sanctioned by the FDA, the Department of Health and Human Services, or any Governmental Authority and, to the knowledge of the Credit Parties, no such disqualification, or other sanction of any such clinical investigator is pending or threatened.  None of Accuray or any of its Subsidiaries has received from the FDA or other applicable Governmental Authority any notices or correspondence requiring or threatening the termination, suspension, material modification or clinical hold of any studies, tests or clinical trials with respect to or in connection with the Products.

IV.  AFFIRMATIVE COVENANTS

Each Borrower agrees that, so long as any Credit Exposure exists:

A.                            Financial Statements and Other Reports.  Each Borrower will deliver to Agent:  (a) as soon as available, but no later than forty-five (45) days after the last day of each fiscal quarter (beginning with the first full fiscal quarter ending after the Closing Date), a company prepared consolidated balance sheet, cash flow and income statement covering Borrowers’ and its Consolidated Subsidiaries’ consolidated operations during the period, prepared under GAAP, consistently applied, certified by a Responsible Officer and in a form acceptable to Agent; (b)

together with the financial reporting package described in (a) above, evidence of payment and satisfaction of all payroll, withholding and similar Taxes due and owing by all Borrowers with respect to the payroll period(s) occurring during such month; (c) as soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an opinion on the financial statements from Grant Thornton LLP or another independent certified public accounting firm acceptable to Agent in its reasonable discretion; provided that such opinion shall not contain a “going concern” or like qualification or exception or a qualification arising out of the scope of the audit (other than solely with respect to, or resulting solely from (i) an upcoming maturity date under this Agreement or other Permitted Debt occurring within one year from the time such report is delivered or (ii) any potential inability to satisfy any financial maintenance covenant on a future date or in a future period); (d) within five (5) days of delivery or filing thereof, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt and copies of all reports and other filings made by Borrower with any stock exchange on which any securities of any Borrower are traded and/or the SEC; (e) a prompt written report of any legal actions pending or threatened in writing against any Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect; and (f) budgets, sales projections, operating plans and other financial information and information, reports or statements regarding Borrowers, their business and the Collateral as Agent may from time to time reasonably request (unless the disclosure of such information would require the forfeiture by such Credit Party or Subsidiary of attorney client privilege with respect to such document; provided, however, that such Credit Party or Subsidiary shall take all actions reasonably requested by Agent to allow access to such document without otherwise forfeiting such privilege).  If  Accuray publicly files with the SEC reports on Form 10-K or Form 10-Q for the applicable periods or any other periodic reports containing the information required by clauses (a), (c) and (d) above, Accuray shall be deemed to satisfy such requirements by such filing.  Each Borrower will, within forty-five (45) days after the last day of each fiscal quarter, deliver to Agent with the quarterly financial statements described in clause (a) above, a duly completed Compliance Certificate signed by a Responsible Officer setting forth calculations showing compliance with ~~the~~any applicable financial covenant set forth in this Agreement.  Promptly upon their becoming available, Borrowers shall deliver to Agent copies of all Material Contracts.  Each Borrower will, within twenty (20) days after the last day of each month, deliver to Agent a duly completed Borrowing Base Certificate signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date).  Borrowers shall, every ninety (90) days on a schedule to be designated by Agent, and at such other times as Agent shall request, deliver to Agent a schedule of Eligible Accounts denoting, for the thirty (30) largest Account Debtors during such quarter, such Account Debtor’s credit rating(s), if any, as rated by A.M. Best Company, Standard & Poor’s Corporation, Moody’s Investors Service, Inc., FITCH, Inc. or other applicable rating agent.

B.                                                                                    Payment and Performance of Obligations.  Each Borrower (a) will pay and discharge on a timely basis as and when due (after giving effect to any applicable grace periods), all of their respective obligations and liabilities, except for such obligations and/or liabilities (i) that may be the subject of a Permitted Contest, and (ii) the nonpayment or nondischarge of which could not reasonably be expected to have a Material Adverse Effect or result in a Lien against the Collateral, except for Permitted Liens, (b) without limiting anything contained in the foregoing clause (a) and unless subject to a Permitted Contest, will pay all amounts due and owing in respect of income and other material Taxes (including, without limitation, payroll and withholding tax liabilities) on a timely basis as and when due, and in any case prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, (c) will maintain, and cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of all of their respective obligations and liabilities, and (d) will not breach, or permit to exist any default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound, except for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect.  For purposes of this Section 4.2, any federal, state, local or foreign tax, assessment, deposit or contribution, and any return with respect thereto, shall not be considered “material” only if and to the extent that the amount of such tax, assessment, deposit or contribution, when added to all other outstanding taxes, assessments, deposits or contributions, is equal to or less than $1,000,000 in the aggregate at any time

C.                                                                                    Maintenance of Existence.  Unless otherwise permitted under Section 5.6, each Borrower will preserve, renew and keep in full force and effect (a) their respective existence and good standing and (b) their respective rights, privileges and franchises necessary or desirable in the normal conduct of business except, in the case of this clause (b), where a failure to do so could not reasonably be expected to result in a Material Adverse Effect.

D.                                                                                    Maintenance of Property; Insurance.

1.                                      Each Borrower will keep all material tangible property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.  If all or any part of the Collateral useful or necessary in its business, or upon which any Borrowing Base is calculated, becomes damaged or destroyed, each Borrower will promptly and completely repair and/or restore the affected Collateral in a good and workmanlike manner, regardless of whether Agent agrees to disburse insurance proceeds or other sums to pay costs of the work of repair or reconstruction, except, solely in the case of Collateral that is not part of the Borrowing Base, to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

2.                                      Upon completion of any Permitted Contest, Borrowers shall promptly pay the amount due, if any, and deliver to Agent proof of the completion of the contest and payment of the amount due, if any, following which Agent shall return the security, if any, deposited with Agent pursuant to the definition of Permitted Contest.

3.                                      Each Borrower will maintain (i) casualty insurance on all real and personal property on an all risks basis (including the perils of flood (if applicable), windstorm and quake), covering the repair and replacement cost of all such property and coverage, business interruption and rent loss coverages with extended period of indemnity (for the period required by Agent from time to time) and indemnity for extra expense, in each case without application of coinsurance and with agreed amount endorsements, (ii) general and professional liability insurance (including products and completed operations liability coverage), and (iii) such other insurance coverage in each case against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons (in the reasonable judgment of Borrower

Representative); provided, however, that, in no event shall such insurance be in amounts or with coverage less than, or with carriers with qualifications inferior to, any of the insurance or carriers in existence as of the Closing Date (or required to be in existence after the Closing Date under a Financing Document).  All such insurance shall be provided by insurers having an A.M. Best policyholders rating reasonably acceptable to Agent.

4.                                      On or prior to the Closing Date, and at all times thereafter, each Borrower will cause Agent to be named as (x) an additional insured in the case of each liability policy and (y) lender loss payee (which shall include, as applicable, identification as mortgagee), in the case of each casualty or property insurance policy (except for workers’ compensation and employer’s liability insurance policies) required to be maintained pursuant to this Section 4.4 pursuant to endorsements or policy form in form and substance reasonably acceptable to Agent.  Borrowers shall deliver to Agent and Lenders (i) a certificate from Borrowers’ insurance broker and/or insurance carrier dated such date showing the amount of coverage as of such date, and that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and/or additional insureds (as applicable) and all rights of subrogation against all loss payees and/or additional insureds (as applicable), and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured, assignee and loss payee (as applicable) and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by each additional insured, assignee and loss payee of written notice thereof, (ii) on an annual basis, and upon the reasonable request of any Lender through Agent from time to time full information as to the insurance carried, (iii) within five (5) days of receipt of notice from any insurer (or such longer period as Agent may agree in its reasonable discretion), a copy of any notice of cancellation or nonrenewal in coverage from that existing on the date of this Agreement, (iv) forthwith, notice of any cancellation or nonrenewal of coverage by any Borrower, and (v) at least ten (10) days (or such shorter period as Agent may agree in its reasonable discretion) prior to expiration of any policy of insurance, evidence of renewal of such insurance upon the terms and conditions herein required.

5.                                      In the event any Borrower fails to provide Agent with evidence of the insurance coverage required by this Agreement within five (5) Business Days of Agent’s written request therefor (unless an Event of Default has occurred and is continuing, in which case no such waiting period shall apply), Agent may purchase insurance at Borrowers’ expense to protect Agent’s interests in the Collateral.  This insurance may, but need not, protect such Borrower’s interests.  The coverage purchased by Agent may not pay any claim made by such Borrower or any claim that is made against such Borrower in connection with the Collateral.  Such Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that such Borrower has obtained insurance as required by this Agreement.  If Agent purchases insurance for the Collateral, Borrowers will be responsible for the costs of that insurance to the fullest extent provided by law, including interest and other charges imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance.  The costs of the insurance may be added to the Obligations.  The costs of the insurance may be more than the cost of insurance such Borrower is able to obtain on its own.

E.                            Compliance with Laws and Material Contracts.  Each Borrower will comply with the requirements of all applicable Laws and Material Contracts, except to the extent that failure to so comply could not reasonably be expected to (a) have a Material Adverse Effect, or (b) result in any Lien upon either (i) a material portion of the assets of any such Person in favor of any Governmental Authority~~,~~ or (ii) any Collateral which is part of the Borrowing Base.

F.                                                                                     Inspection of Property, Books and Records.  Each Borrower will keep proper books of record substantially in accordance with GAAP in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit at the sole cost of the applicable Borrower or any applicable Subsidiary, representatives of Agent and of any Lender to visit and inspect any of their respective properties (subject to the terms of the applicable lease), to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective operations and the Collateral, to verify the amount and age of the Accounts, the identity and credit of the respective Account Debtors, to review the billing practices of Borrowers and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants as often as may reasonably be desired.  Except to the extent a Default or an Event of Default exists at the time any such inspection begins, (a) Agent or any Lender exercising any rights pursuant to this Section 4.6 shall give the applicable Borrower at least two (2) Business Days’ notice of such exercise, (b) such rights may be exercised only during reasonable business hours and (c) Borrowers shall be responsible for the costs and expenses of only two (2) inspections pursuant to this Section 4.6 each calendar year.  No notice shall be required during the existence and continuance of any Default.  Unless a Default or an Event of Default has occurred and is continuing, Agent shall give Borrowers the opportunity to participate in any discussions with Borrowers’ independent public accountants.  Notwithstanding anything to the contrary contained herein, in no event shall any Borrower be required to disclose  trade secrets (other than financial trade secrets) or documents that would violate attorney-client privilege, in each case, to the extent such Borrower has been advised by counsel that such information constitutes trade secrets or that such disclosure would violate attorney-client privilege.

G.                                                                                   Use of Proceeds.  Borrowers shall use the proceeds of Revolving Loans solely for (a) transaction fees incurred in connection with the Financing Documents and the refinancing on the Closing Date of Debt, and (b) for working capital needs of Borrowers.  No portion of the proceeds of the Loans will be used for family, personal, agricultural or household use nor as prohibited under Section 5.16.

H.                                                                                   ~~Reserved~~Excess Cash.  At any time that an Event of Default has occurred and is continuing, at the request of the Agent, Borrowers shall promptly cause each Subsidiary of the Borrowers that is not a Credit Party to transfer all cash and Cash Equivalents of each such Subsidiary (in excess of the amount required to be maintained by each such Subsidiary pursuant to applicable statutory requirements) to a Credit Party, pursuant to documentation reasonably satisfactory to the Agents.

I.                                                                                        Notices of Litigation and Defaults.  Borrowers will give prompt written notice to Agent (a) of any litigation or governmental proceedings pending or threatened (in writing) against Borrowers or other Credit Party which would reasonably be expected to have a Material Adverse Effect with respect to Borrowers or any other Credit Party or which in any manner calls into question the validity or enforceability of any Financing Document, (b) upon any Borrower becoming aware of the existence of any Default or Event of Default, (c) if any Credit

Party is in breach or default under or with respect to any Material Contract, or if any Credit Party is in breach or default under or with respect to any other contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect, (d) of any strikes or other labor disputes pending or, to any Borrower’s knowledge, threatened against any Credit Party, (e) if, to the knowledge of the Credit Parties, there is any infringement by any other Person with respect to any Intellectual Property rights of any Credit Party that could reasonably be expected to result in a Material Adverse Effect, or if, to the knowledge of the Credit Parties, there is any claim by any other Person that any Credit Party, in the conduct of its business, is infringing the Intellectual Property rights of such other ~~Party~~party that could reasonably be expected to result in a Material Adverse Effect, and (f) of all returns, recoveries, disputes and claims that involve more than $2,500,000.  Borrowers represent and warrant that Schedule 4.9 sets forth a complete list of all matters existing as of the ~~Closing~~First Amendment Effective Date for which notice could be required under this Section ~~and all litigation or governmental proceedings pending or threatened (in writing) against Borrowers or other Credit Party as of the Closing Date.~~ .

J.                             Hazardous Materials; Remediation.  If any release or disposal of Hazardous Materials that could reasonably be expected to have a Material Adverse Effect shall occur or shall have occurred on any real property owned or leased by a Borrower or any other assets of any Borrower or any other Credit Party, such Borrower will cause, or direct the applicable Credit Party to cause, the prompt containment and removal of such Hazardous Materials and the remediation of such real property or other assets to the extent required pursuant to Environmental Laws and Healthcare Laws.  Without limiting the generality of the foregoing, each Borrower shall, and shall cause each other Credit Party to, comply with each Environmental Law and Healthcare Law requiring the performance at any real property by any Borrower or any other Credit Party of activities in response to the release or threatened release of Hazardous Materials that could reasonably be expected to have a Material Adverse Effect.

K.                                                                                   Further Assurances.

1.                                      Each Borrower will, and will cause each Subsidiary (other than any such Subsidiary that is an Excluded Subsidiary) to, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver all such further acts, documents and assurances as may from time to time be necessary or as Agent or the Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to (i) establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) in favor of Agent for itself and for the benefit of Lenders on the Collateral (including Collateral acquired after the date hereof), and (ii) unless Agent shall agree otherwise in writing, cause all Subsidiaries of Borrowers (other than Excluded Subsidiaries) to be jointly and severally obligated with the other Borrowers under all covenants and obligations under this Agreement, including the obligation to repay the Obligations.  Without limiting the generality of the foregoing, Borrowers shall, at the time of the delivery of any Compliance Certificate disclosing the acquisition by an Credit Party of any registered Intellectual Property or application for the registration of Intellectual Property, deliver to Agent a duly completed and executed supplement to the applicable Credit Party’s Patent Security Agreement or Trademark Security Agreement in the form of the respective Exhibit thereto.  Notwithstanding anything herein to the contrary, unless and until an Event of Default occurs, no Credit Party shall be required, nor is the Agent authorized, to perfect the lien granted in any Intellectual Property in any jurisdiction other than the United States.  For purposes of clarity, only after the occurrence of an Event of Default, Borrowers shall execute any documents reasonably requested by Agent to establish, create, preserve, protect and perfect a first priority ~~lien~~Lien (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) in favor of Agent in any Intellectual Property registered in a jurisdiction other than the United States.

2.                                      Upon receipt of an affidavit of an authorized representative of Agent or a Lender as to the loss, theft, destruction or mutilation of any Note or any other Financing Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other applicable Financing Document, Borrowers will issue, in lieu thereof, a replacement Note or other applicable Financing Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Financing Document in the same principal amount thereof and otherwise of like tenor; provided that each such affidavit shall contain customary indemnifications in favor of Borrower.

3.                                      Without limiting in any way the definition of “Eligible Inventory”,

(a)                                 Borrowers shall obtain, within ninety days after the Closing Date, a landlord, warehouseman, bailee or mortgagee letter, as applicable, from the landlord, warehouseman, bailee or mortgagee of the Elk Grove Village Premises,  the Middleton Premises, the Madison Premises and the Chicago Premises; provided, that, for purposes of clarity, Eligible Inventory located at any of such premises shall be included in the Borrowing Base during the ninety (90) day period after the Closing Date so long as a Rent and Charges Reserve is in place with respect to each such location at all times during such period; provided, that if Borrowers are unable to obtain such an agreement for any Access Agreement Location described in this clause (i) within the applicable period of time, it shall not result in an Event of Default hereunder, rather, such Collateral shall not constitute Eligible Inventory for purposes of calculating the Borrowing Base;

(b)                                 Borrowers shall obtain from the applicable landlord, warehouseman, bailee or mortgagee a landlord, warehouseman, bailee or mortgagee, as applicable with respect to any location where any portion of the Collateral included in or proposed to be included in the Borrowing Base and not described in clause (i) above, with the exception of the Sunnyvale Premises, to the extent that the aggregate daily average value of all Collateral held at such location exceeds $1,500,000 over any thirty (30) day period (any such location, together with the Elk Grove Village Premises, the Middleton Premises, the Madison Premises and the Chicago Premises, collectively referred to as an “Access Agreement Location”), within ninety (90) days after any such determination; provided, that if Borrowers are unable to obtain such an agreement for any Access Agreement Location described in this clause (ii) within the applicable period of time, it shall not result in an Event of Default hereunder, rather, such Collateral shall not constitute Eligible Inventory for purposes of calculating the Borrowing Base;

(c)                                  Borrowers shall use commercially reasonable efforts to obtain a landlord’s agreement or mortgagee agreement, as applicable, from the lessor of each leased property or mortgagee of owned property with respect to any location where Inventory is stored in excess of $150,000 that is not an Access Agreement Location, and any business location where the books and records relating to such Collateral and/or software and equipment relating to such records or Collateral, is stored or located (unless such books and records are also located at another business location that is subject to landlord’s or mortgagee agreement in favor of Agent), which agreement or letter, in each case of clauses (i), (ii) or (iii) shall be reasonably satisfactory in form and substance to Agent;  provided, that if Borrowers are unable to obtain such an agreement for any location at which Inventory is stored as described in this clause (iii), it shall not result in an Event of Default hereunder, rather, such Collateral shall not constitute Eligible Inventory for purposes of calculating the Borrowing Base unless (A) Borrowers have identified such location to Agent and (B) a Rent and Charges Reserve is in place with respect to such location and provided further that Borrowers do not have to obtain such an agreement for the Sunnyvale Premises so long as a Rent and Charges Reserve is in place with respect to such location at all times; and

(d)                                 Borrowers shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location where any Collateral with an aggregate value in excess of $1,500,000, or any records related thereto, is or may be located unless a failure to perform would not give a third party who is a party to such lease a right to terminate such lease or agreement prior to the expiration thereof.

4.                                      Upon the formation or acquisition of a new Domestic Subsidiary (other than a FSHCO), Borrowers shall (i) pledge, have pledged or cause or have caused to be pledged to Agent pursuant to a pledge agreement in form and substance satisfactory to Agent, all of the outstanding shares of equity interests or other equity interests of such new Domestic Subsidiary owned directly or indirectly by any Borrower, along with undated stock or equivalent powers for such certificates, if any, executed in blank; (ii) unless Agent shall agree otherwise in writing, cause the new Domestic Subsidiary (other than an Excluded Subsidiary) to take such other actions (including entering into or joining any Security Documents) as are necessary or advisable in the reasonable opinion of Agent in order to grant Agent, acting on behalf of Lenders, a first priority Lien (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) on all Material Real Property and personal property (in the case of the perfection of the Liens granted, subject to the Excluded Perfection Assets) of such Domestic Subsidiary in existence as of such date and in all after acquired property, which first priority Liens (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) are required to be granted pursuant to this Agreement; (iii) unless Agent shall agree otherwise in writing, cause such new Domestic Subsidiary (other than an Excluded Subsidiary) to become a Borrower hereunder with joint and several liability for all obligations of Borrowers hereunder and under the other Financing Documents pursuant to a joinder agreement or other similar agreement in form and substance reasonably satisfactory to Agent; and (iv) cause the new Domestic Subsidiary (other than an Excluded Subsidiary) to deliver certified copies of such Domestic Subsidiary’s certificate or articles of incorporation, together with good standing certificates, by-laws (or other operating agreement or governing documents), resolutions of the Board of Directors or other governing body, approving and authorizing the execution and delivery of the Security Documents, incumbency certificates and to execute and/or deliver such other documents and legal opinions or to take such other actions as may be reasonably requested by Agent, in each case, in form and substance reasonably satisfactory to Agent ~~(clauses (i) through (iv), collectively, the “Joinder Requirements”)~~.

5.                                      Upon the request of Agent, Borrowers shall pledge, have pledged or cause or have caused to be pledged to Agent pursuant to a pledge agreement in form and substance satisfactory to Agent, 65% of the outstanding shares of equity interests or other equity interests of any new Foreign Subsidiary or FSHCO owned directly by any Borrower and, subject to the Excluded Perfection Assets, undated stock or equivalent powers for such certificates, if any, executed in blank.

L.                                                                                    Power of Attorney.  Each of the authorized representatives of Agent is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrowers (without requiring any of them to act as such) with full power of substitution to do the following during the continuance of an Event of Default:  (a) endorse the name of Borrowers upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrowers and constitute collections on Borrowers’ Accounts; (b) so long as Agent has provided not less than three (3) Business Days’ prior written notice to Borrower to perform the same and Borrower has failed to take such action, execute in the name of Borrowers any schedules, assignments, instruments, documents, and statements that Borrowers are obligated to give Agent under this Agreement; (c)  take any action Borrowers are required to take under this Agreement; (d) so long as Agent has provided not less than three (3) Business Days’ prior written notice to Borrower to perform the same and Borrower has failed to take such action, do such other and further acts and deeds in the name of Borrowers that Agent may deem necessary or desirable to enforce any Account or other Collateral or perfect Agent’s security interest or Lien in any Collateral; and (e) do such other and further acts and deeds in the name of Borrowers that Agent may deem necessary or desirable to enforce its rights with regard to any Account or other Collateral.  This power of attorney shall be irrevocable and coupled with an interest.

M.                                                                                 Borrowing Base Collateral Administration.

1.                                      All data and other information relating to Accounts or other intangible Collateral shall at all times be kept by Borrowers, at their respective principal offices and shall not be moved from such locations without (i) providing prior written notice to Agent, and (ii) complying with Section 4.11(c), as applicable.

2.                                      Borrowers shall provide prompt written notice to each Person who either is currently an Account Debtor or becomes an Account Debtor at any time following the date of this Agreement that directs each Account Debtor to make payments into the Lockbox, and hereby authorizes Agent, upon Borrowers’ failure to send such notices within ten (10) days after the date of this Agreement (or ten (10) days after the Person becomes an Account Debtor), to send any and all similar notices to such Person.  Agent reserves the right to notify Account Debtors that Agent has been granted a Lien upon all Accounts.

3.                                      Borrowers will conduct a physical count of the Inventory at least once per year and at such other times as Agent may reasonably request during the continuance of an Event of Default, and Borrowers shall provide to Agent a written accounting of such physical count in form and substance reasonably satisfactory to Agent.  Each Borrower will use commercially reasonable efforts to at all times keep its Inventory in good and marketable condition.  In addition to the foregoing, from time to time, Agent may require Borrowers to obtain and deliver to Agent appraisal reports in form and substance, and from appraisers, reasonably satisfactory to Agent stating the then current fair market values of all or any portion of the Collateral; provided, however, that, so long as no Event of Default has occurred and is continuing at the time such appraisal begins, Borrowers shall not be required to deliver more than one (1) appraisal report to Agent per fiscal year.

V.  NEGATIVE COVENANTS

Each Borrower agrees that, so long as any Credit Exposure exists:

A.                                                                                    Debt; Contingent Obligations.  No Borrower will directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for Permitted Debt.  No Borrower will directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for Permitted Contingent Obligations.  No Borrower will permit any Excluded Subsidiary to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, Debt describe in clauses (a) or (b) of the definition thereof in an aggregate principal amount not to exceed $2,500,000 (excluding the principal amount of any Permitted Intercompany Investments made to such Excluded Subsidiaries) at any one time outstanding, it being understood that any Debt existing as of the ~~Closing~~First Amendment Effective Date and set forth on Schedule 5.1 (and any Permitted Refinancing Debt in respect thereof) shall be permitted and not count against such $2,500,000 basket.

B.                                                                                    Liens.  No Borrower will directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for Permitted Liens.

C.                                                                                    Distributions.  No Borrower will, directly or indirectly, declare, order, pay, make or set apart any sum for any Distribution, except for Permitted Distributions.

D.                                                                                    Restrictive Agreements.  No Borrower will, or will permit any Subsidiary to, directly or indirectly (a) enter into or assume any agreement (other than the Financing Documents, the Affiliated Financing Documents, and any agreements for purchase money debt permitted under clause (c) of the definition of Permitted Debt) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind (except as provided by the Financing Documents and the Affiliated Financing Documents) on the ability of any Subsidiary to:  (i) pay or make Distributions to any Borrower; (ii) pay any Debt owed to any Borrower; (iii) make loans or advances to any Borrower; or (iv) transfer any of its property or assets to any Borrower, other than (1) the Financing Documents, (2) an encumbrance or restriction consisting of customary non-assignment provisions in leases or licenses entered into in the Ordinary Course of Business, (3) customary provisions in joint venture agreement and other similar agreements that restrict the transfer of ownership interests in such joint ventures or provisions limiting the disposition or distribution of assets or property (other than dividends on a pro rata basis based on ownership percentage) of the applicable joint venture, which limitation is applicable only to the assets that are the subject of such agreements; provided that such agreement was not entered into in contravention of the terms of the Financing Documents, (4) limitations set forth in Subordinated Debt (if acceptable to Agent in its sole discretion) and (5) limitations set forth in the 2018 Convertible Notes and/or 2022 Convertible Notes on the Closing Date and in any other Convertible Notes Debt (if, in the case of other Convertible Notes Debt, such limitations are permitted in the definition of “Permitted Refinancing Debt” or are otherwise acceptable to Agent in its sole discretion).

E.                                                                                    Payments and Modifications of Subordinated Debt.  No Borrower will directly or indirectly (a) declare, pay, make or set aside any amount for payment in respect of Subordinated Debt, except for payments made in full compliance with and expressly permitted under the Subordination Agreement, (b) amend or otherwise modify the terms of any Subordinated Debt, except for amendments or modifications made in full compliance with the Subordination Agreement, (c) make any optional repurchase or optional redemption of the Convertible Notes, (d) amend or otherwise modify the terms of the Convertible Notes term if such change or amendment would materially increase the obligations of Borrowers or confer additional material rights on the holder of such Debt in a manner adverse to Credit Parties, any Subsidiaries, Agent or Lenders, except, in any case, for modifications or amendments constituting Permitted Refinancing Debt; provided that amendment of, or side letter in connection with, the 2018 Convertible Notes in a manner that aligns the settlement and conversion provisions with those contained in the 2022 Convertible Notes shall be permitted (any such amendment or side letter, a “2018 Specified Amendment”).  Borrowers shall, prior to entering into any such amendment or modification, deliver to Agent reasonably in advance of the execution thereof, any final or execution form copy thereof.  Notwithstanding anything to the contrary set forth in this Section 5.5 or otherwise in this Agreement, the Borrowers may (A) refund, refinance, replace or exchange any Convertible Notes Debt with Permitted Refinancing Debt; (B) repay any Convertible Notes Debt by making payment in ~~Equity Interests~~equity interests that are not Disqualified Equity Interests upon the conversion thereof (and making cash payments on account of fractional shares in connection with such conversion to the extent constituting a Permitted Distribution); (C) on the stated maturity thereof, ~~repay the 2018~~or, solely with respect to the 2018 Convertible Notes, such earlier date between the Closing Date and the stated maturity thereof upon notice thereof by Borrowers to Agent, repay, purchase or redeem the 2018 Convertible Notes and repay the 2022 Convertible Notes in cash using Qualified Cash described in the definition of “Liquidity Condition”~~;~~ and, in the case of the 2018 Convertible Notes, proceeds of the Term Loans; provided that the maximum amount of Qualified Cash and proceeds of Term Loans used to repay the 2018 Convertible Notes shall not exceed $45,000,000 (with any excess beyond the then-outstanding principal amount thereof being allocated to pay premiums to incentivize the holders thereof to forego any settlement in shares); (D) pay, when due, interest, fees and reimbursable indemnities and expenses payable in respect of any Convertible Notes Debt~~.~~; and (E) pay an amendment fee to the holders of the 2018 Convertible Notes in connection with a 2018 Specified Amendment in an amount not to exceed $275,000.

F.                                                                                     Consolidations, Mergers and Sales of Assets; Change in Control.  No Borrower will directly or indirectly (a) consolidate or merge or amalgamate with or into any other Person other than consolidations or mergers among Borrowers where a Borrower is the surviving entity (provided that, in the case of any consolidation or merger involving Accuray, Accuray shall be the surviving entity), or (b) consummate any Asset Dispositions other than Permitted Asset Dispositions.  No Borrower will suffer or permit to occur any Change in Control.

G.                                                                                   Purchase of Assets, Investments.  No Borrower will directly or indirectly (a) engage or enter into any agreement to engage in any joint venture or partnership with any other Person or (b) acquire or own or enter into any agreement to acquire or own any Investment in any Person, in each case, other than Permitted Investments.

H.                                                                                   Transactions with Affiliates.  Except (a) as otherwise disclosed on Schedule 5.8, (b) for transactions that contain terms that are no less favorable to the applicable Borrower, as the case may be, than those which might be obtained from a third party not an Affiliate of any Credit Party, (c) for Permitted Investments, Permitted Asset ~~Sales~~Dispositions and Permitted Distributions, (d) for sales of equity interests in Borrower Representative to Affiliates of Borrower Representative not otherwise prohibited by the Financing Documents and the granting of registration and other customary rights in connection therewith and (e) for the payment of reasonable and customary director and officer compensation (including bonuses and stock option programs), benefits and indemnification arrangements in the Ordinary Course of Business, in each case approved by the board of directors (or a committee thereof) of such Borrower,  no Borrower will directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Borrower.

I.                                                                                        Modification of Organizational Documents.  No Borrower will directly or indirectly, amend or otherwise modify any Organizational Documents of such Person, except for Permitted Modifications.

J.                                                                                      Modification of Certain Agreements.  No Borrower will (i) amend or otherwise modify any Material Contract, which amendment or modification in any case:  (a) is contrary to the terms of this Agreement or any other Financing Document; (b) could reasonably be expected to be materially adverse to the rights, interests or privileges of Agent or Lenders or their ability to enforce the same; (c) results in the imposition or expansion in any material respect of any obligation of or restriction or burden on any Borrower; or (d) reduces in any material respect any rights or benefits of any Borrower (it being understood and agreed that any such determination shall be in the discretion of Agent) or (ii) without the prior written consent of Agent, amend or otherwise modify any Affiliated Financing Document.  Each Borrower shall, prior to entering into any amendment or other modification of any of the foregoing documents, deliver to Agent reasonably in advance of the execution thereof, any final or execution form copy of amendments or other modifications to such documents, and such Borrower agrees not to take any such action with respect to any such documents without obtaining such approval from Agent.

K.                                                                                   Conduct of Business.  No Borrower will directly or indirectly, engage in any line of business other than those businesses engaged in on the Closing Date and businesses reasonably related thereto.  No Borrower will, other than in the Ordinary Course of Business, change its normal billing payment and reimbursement policies and procedures with respect to its Accounts (including, without limitation, the amount and timing of finance charges, fees and write-offs).

L.                                                                                    Reserved.

M.                                                                                 Limitation on Sale and Leaseback Transactions.  No Borrower will, directly or indirectly, enter into any arrangement with any Person whereby, in a substantially contemporaneous transaction, any Borrower sells or transfers all or substantially all of its right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset.

N.                                                                                    Deposit Accounts and Securities Accounts; Payroll and Benefits Accounts.  No Borrower will, directly or indirectly, establish any new Deposit Account or Securities Account unless Agent, such Borrower and the bank, financial institution or securities intermediary at which the account is to be opened enter into a Deposit Account Control Agreement or Securities Account Control Agreement prior to or concurrently with the establishment of such Deposit Account or Securities Account.  Borrowers represent and warrant that Schedule 5.14 lists all of the Deposit Accounts and Securities Accounts of each Borrower.  The provisions of this Section requiring Deposit Account Control Agreements shall not apply to Excluded Accounts; provided, however, that at all times that any Obligations or Affiliated Obligations remain outstanding, Borrower shall maintain one or more separate Deposit Accounts to hold any and all amounts to be used for payroll, payroll taxes and other employee wage and benefit payments (including 401(k) contributions), and shall not commingle any monies allocated for such purposes with funds in any other Deposit Account.

O.                                                                                   Compliance with Anti-Terrorism Laws.  Agent hereby notifies Borrowers that pursuant to the requirements of Anti-Terrorism Laws, and Agent’s policies and practices, Agent is required to obtain, verify and record certain information and documentation that identifies Borrowers and its principals, which information includes the name and address of each Borrower and its principals and such other information that will allow Agent to identify such party in accordance with Anti-Terrorism Laws.  No Borrower will, directly or indirectly, knowingly enter into any Material Contracts with any Blocked Person.  Each Borrower shall immediately notify Agent if such Borrower has knowledge that any Borrower, any additional Credit Party or any of their respective Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is or becomes a Blocked Person or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  No Borrower will, or will permit any Subsidiary to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, except in compliance with applicable Law, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

P.                                                                                     Transfers to Subsidiaries.  No Borrower shall assign or otherwise transfer any Collateral or any proceeds of the Loans to any Excluded Subsidiary except that a Borrower may transfer proceeds of Collateral to an Excluded Subsidiary in connection with Permitted Intercompany Investments.

Q.                                                                                   Limitations on Morphormics, Inc.  No Borrower  shall permit Morphormics, Inc. to, directly or indirectly, (a) enter into or permit to exist any transaction or agreement (including any agreement for the incurrence or assumption of Debt), between itself and any other Person, (b) engage in any business or conduct any activity (including the making of any Investment or payment) or transfer any of its assets and the performance of ministerial or administrative activities and payment of taxes and administrative fees necessary for the maintenance of its existence, (c) consolidate or merge with or into any other Person, or (d) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired.

VI.  FINANCIAL COVENANTS

A.                                                                                    Additional Defined Terms.  The following additional definitions are hereby appended to Section 1.1 of this Agreement:

“Defined Period” means, for purposes of calculating the Fixed Charge Coverage Ratio or Net Revenues the twelve (12) month period ending on the last day of each fiscal quarter.

“Fixed Charge Coverage Ratio” means the ratio of Operating Cash Flow (as defined in the Compliance Certificate) to Fixed Charges (as defined in the Compliance Certificate) for each Defined Period.

“Net Revenue” means, for any period, the consolidated net revenues of Borrowers and their Subsidiaries generated solely through the commercial sale of Products by Borrowers and their Subsidiaries during such period, as reported (in accordance with GAAP) in the financial statements delivered pursuant to Section 4.1(a) or (c), as applicable, as of the last day of such Defined Period.

B.                                                                                    Fixed Charge Coverage Ratio.  Borrowers will not permit the Fixed Charge Coverage Ratio for any Defined Period, as tested quarterly (as of the last day of such fiscal quarter), beginning with the first full fiscal quarter ending after the Closing Date, to be less than (a) in the case of the fiscal quarter ending September 30, 2017, 0.70 to 1.00, (b) in the case of the fiscal quarter ending December 31, 2017, 0.80 to 1.00 and (c) for each fiscal quarter thereafter, 1.00 to 1.00.

Section 6.3                                   Minimum Net Revenue.  Borrower shall not permit its consolidated Net Revenue for any Defined Period, as tested quarterly (as of the last day of such Defined Period), to be less than $360,000,000.

Section 6.4                                   ~~Section 6.3~~ Evidence of Compliance.  Borrowers shall furnish to Agent, together with the financial reporting required of Borrowers in Section 4.1 hereof, a Compliance Certificate as evidence of Borrowers’ compliance with the covenants in this Article and evidence that no Event of Default specified in this Article has occurred.  The Compliance Certificate shall include, without limitation, (a) a statement and report, on a form approved by Agent, detailing Borrowers’ calculations, and (b) if requested by Agent, back-up documentation (including, without limitation, invoices, receipts and other evidence of costs incurred during such quarter as Agent shall reasonably require) evidencing the propriety of the calculations.

VII.  CONDITIONS

A.                                                                                    Conditions to Closing.  The obligation of each Lender to make the initial Loans, of Agent to issue any Support Agreements on the Closing Date and of any LC Issuer to issue any Lender Letter of Credit on the Closing Date shall be subject to the receipt by Agent of each agreement, document and instrument set forth on the closing checklist prepared by Agent or its counsel, each in form and substance satisfactory to Agent, and to the satisfaction of the following conditions precedent, each to the satisfaction of Agent and Lenders and their respective counsel in their sole discretion:

1.                                      the payment of all fees, expenses and other amounts due and payable under each Financing Document on the Closing Date;

2.                                      since June 30, 2016, the absence of any Material Adverse Effect; and

3.                                      the receipt of the initial Borrowing Base Certificate, prepared as of the Closing Date.

Each Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Financing Document, each additional Operative Document and each other document, agreement and/or instrument required to be approved by Agent, Required Lenders or Lenders, as applicable, on the Closing Date.

B.                                                                                    Conditions to Each Loan, Support Agreement and Lender Letter of Credit.  The obligation of Lenders to make a Loan (other than Revolving Loans made pursuant to Section 2.5(c)) or an advance in respect of any Loan, of Agent to issue any Support Agreement or of any LC Issuer to issue any Lender Letter of Credit (including on the Closing Date) is subject to the satisfaction of the following additional conditions:

1.                                      in the case of a borrowing of a Revolving Loan, receipt by Agent of a Notice of Borrowing (or telephonic notice if permitted by this Agreement) and updated Borrowing Base Certificate, in the case of any Support Agreement or Lender Letter of Credit, receipt by Agent of a Notice of LC Credit Event in accordance with Section 2.5(a);

2.                                      the fact that, immediately after such borrowing and after application of the proceeds thereof or after such issuance, the Revolving Loan Outstandings will not exceed the Revolving Loan Limit;

3.                                      the fact that, immediately before and after such advance or issuance, no Default or Event of Default shall have occurred and be continuing;

4.                                      the fact that the representations and warranties of each Credit Party contained in the Financing Documents shall be true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) on and as of the date of such borrowing or issuance, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) as of such earlier date; and

5.                                      the fact that no event having a Material Adverse Effect has not occurred since the date of this Agreement.

Each giving of a Notice of LC Credit Event hereunder, each giving of a Notice of Borrowing hereunder and each acceptance by any Borrower of the proceeds of any Loan made hereunder shall be deemed to be (y) a representation and warranty by each Borrower on the date of such notice or acceptance as to the facts specified in this Section, and (z) a restatement by each Borrower that each and every one of the representations made by it in any of the Financing Documents is true and correct as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date).

C.                            Searches.  Before the Closing Date, and thereafter (not more than once per year unless an Event of Default exists at the time such search is conducted), Agent shall have the right to perform, all at Borrowers’ expense, the searches described in clauses (a), (b), and (c) below against Borrowers and any other Credit Party, the results of which are to be consistent with Borrowers’ representations and warranties under this Agreement and the satisfactory results of which shall be a condition precedent to all advances of Loan proceeds, all issuances of Lender Letters of Credit and all undertakings in respect of Support Agreements:  (a) UCC searches with the Secretary of State of the jurisdiction in which the applicable Person is organized; (b) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each jurisdiction searched under clause (a) above; and (c) searches of applicable corporate, limited liability company, partnership and related records to confirm the continued existence, organization and good standing of the applicable Person and the exact legal name under which such Person is organized.

D.                                                                                    Post-Closing Requirements.  Borrowers shall complete each of the post-closing obligations and/or provide to Agent each of the documents, instruments, agreements and information listed on Schedule 7.4 attached hereto on or before the date set forth for each such item thereon, each of which shall be completed or provided in form and substance reasonably satisfactory to Agent, and may be extended by Agent (acting reasonably) in writing in its sole discretion.

VIII.  RESERVED

IX.  SECURITY AGREEMENT

A.                                                                                    Generally.  As security for the payment and performance of the Obligations and without limiting any other grant of a Lien and security interest in any Security Document, Borrowers hereby assign, grant and pledge to Agent, for the benefit of itself and Lenders, and, subject only to the Affiliated Intercreditor Agreement, a continuing Lien on and security interest in, upon, and to the Collateral.

B.                                                                                    Representations and Warranties and Covenants Relating to Collateral.

1.                                      Schedule 9.2 sets forth (i) each chief executive office and principal place of business of each Borrower, and (ii) all of the addresses (including all warehouses) at which any Inventory or other Collateral, in each case with an aggregate value in excess of $500,000 is located and/or books and records of Borrowers regarding any Accounts, Inventory or any material portion of the Collateral are kept, which such Schedule 9.2 indicates in each case which Borrower(s) have Collateral and/or books and records located at such address, and, in the case of any such address not owned by one or more Borrowers(s), indicates the nature of such location (e.g., leased business location operated by Borrower(s), third party warehouse, consignment location, processor location, etc.) and the name and address of the third party owning and/or operating such location.  Notwithstanding the foregoing, it is understood that, Borrowers may from time to time (1) sell or otherwise dispose of Collateral pursuant to the terms of this Agreement, (2) maintain de minimis amounts of Inventory with its sales personnel and at medical facilities and (3) send items of Collateral out for repair and, further, that from time to time certain items of Collateral will be in transit and that no such locations need be disclosed on Schedule 9.2.

2.                                      Without limiting the generality of Section 3.2, except for the filing of financing statements under the UCC and filings with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for (i) the grant by each Borrower to Agent of the security interests and Liens in the Collateral provided for under this Agreement and the other Security Documents (if any), or (ii) the exercise by Agent of its rights and remedies with respect to the Collateral provided for under this Agreement and the other Security Documents or under any applicable Law, including the UCC and neither any such grant of Liens in favor of Agent or exercise of rights by Agent shall violate or cause a default under any agreement between any Borrower and any other Person relating to any such Collateral.

3.                                      As of the ~~Closing~~First Amendment Effective Date, no Borrower has any ownership interest in any Chattel Paper (as defined in Article 9 of the UCC), letter of credit rights, commercial tort claims, Instruments (other than (i) checks and other ordinary course payment instruments, in each case in the Ordinary Course of Business and (ii) Excluded Perfection Assets), documents or investment property (other than equity interests in any Subsidiaries of such Borrower disclosed on Schedule 3.4 or subsequently created hereunder and pledged to Agent) and Borrowers shall give notice to Agent promptly (but in any event not later than the delivery by Borrowers of the next Compliance Certificate required pursuant to Section 4.1 above) upon the acquisition by any Borrower of any such Chattel Paper, letter of credit rights, commercial tort claims, Instruments, documents, investment property.  No Person other than Agent or (if applicable) any Lender has “control” (as defined in Article 9 of the UCC) over any Deposit Account, investment property (including Securities Accounts and commodities account), letter of credit rights or electronic chattel paper in which any Borrower has any interest (except for such control arising by operation of law in favor of any bank or securities intermediary or commodities intermediary with whom any Deposit Account, Securities Account or commodities account of Borrowers is maintained).

4.                                      Borrowers shall not, and shall not permit any Credit Party to, take any of the following actions or make any of the following changes unless Borrowers have given at least ten (10) days prior written notice to Agent (or such shorter period to which Agent may in its reasonable discretion agree) of Borrowers’ intention to take any such action (which such written notice shall include an updated version of any Schedule impacted by such change) and have executed any and all documents, instruments and agreements and taken any other actions which Agent may reasonably request after receiving such written notice in order to protect and preserve the Liens, rights and remedies of Agent with respect to the Collateral; provided that, without limiting in any way the conditions set forth in the definition of “Eligible Inventory”, nothing in this clause (d) shall require Borrowers to obtain any landlord’s agreement or mortgagee agreement:  (i) change the legal name or organizational identification number of any Borrower as it appears in official filings in the jurisdiction of its organization, (ii) change the jurisdiction of incorporation or formation of any Borrower or Credit Party or allow any Borrower or Credit Party to designate any jurisdiction as an additional jurisdiction of incorporation for such Borrower or Credit Party, or change the type of entity that it is, (iii) change its chief executive office, principal place of business, or the location of its records concerning the Collateral, (iv) move any Eligible Inventory or all or a material portion of any other Collateral (with an aggregate value in excess of $500,000) to, or place any Eligible Inventory or other Collateral (with an aggregate value in excess of $500,000) on, any location that is not then listed on the Schedules and/or (v) establish any business location at any location that is not then listed on the Schedules.  Notwithstanding the foregoing, it is understood that, Borrowers may from time to time (1) sell or otherwise dispose of Collateral pursuant to the terms of this Agreement, (2) maintain de minimis amounts of Inventory with its sales personnel and at medical facilities and (3) send items of Collateral out for repair and, further, that from time to time certain items of Collateral will be in transit and that no such locations need be disclosed on Schedule 9.2.

5.                                      Borrowers shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor, or allow any credit or discount thereon (other than adjustments, settlements, compromises, credits and discounts in the Ordinary Course of Business, and in amounts which are not material with respect to the Account and which, after giving effect thereto, do not cause the Borrowing Base to be less than the Revolving Loan Outstandings) without the prior written consent of Agent.  Without limiting the generality of this Agreement or any other provisions of any of the Financing Documents relating to the rights of Agent after the occurrence and during the continuance of an Event of Default, Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to:  (i) exercise the rights of Borrowers with respect to the obligation of any Account Debtor to make payment or otherwise render performance to Borrowers and with respect to any property that secures the obligations of any Account Debtor or any other Person obligated on the Collateral, and (ii) adjust, settle or compromise the amount or payment of such Accounts.

6.                                      Without limiting the generality of Sections 9.2(c) and 9.2(e):

(a)                                 Borrowers shall deliver to Agent all tangible Chattel Paper and all Instruments constituting part of the Collateral (in each case, other than Excluded Perfection Assets) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent.  Borrowers shall provide Agent with “control” (as defined in Article 9 of the UCC) of all electronic Chattel Paper owned by any Borrower and constituting part of the Collateral (other than Excluded Perfection Assets) by having Agent identified as the assignee on the records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of control set forth in the UCC.  Borrowers also shall deliver to Agent all security agreements securing any such Chattel Paper and securing any such Instruments.  Borrowers will mark conspicuously all such Chattel Paper and all such Instruments with a legend, in form and substance satisfactory to Agent, indicating that such Chattel Paper and such

Instruments are subject to the security interests and Liens in favor of Agent created pursuant to this Agreement and the Security Documents.  Borrowers shall comply with all the provisions of Section 5.14 with respect to the Deposit Accounts and Securities Accounts of Borrowers.

(b)                                 Borrowers shall deliver to Agent all letters of credit on which any Borrower is the beneficiary and which give rise to letter of credit rights owned by such Borrower which constitute part of the Collateral (other than Excluded Perfection Assets) in each case duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent.  Borrowers shall take any and all actions as may be necessary or desirable, or that Agent may request, from time to time, to cause Agent to obtain exclusive “control” (as defined in Article 9 of the UCC) of any such letter of credit rights which constitute part of the Collateral in a manner reasonably acceptable to Agent.

(c)                                  Borrowers shall promptly advise Agent upon any Borrower becoming aware that it has any interests in any commercial tort claim that constitutes part of the Collateral (other than Excluded Perfection Assets), which such notice shall include descriptions of the events and circumstances giving rise to such commercial tort claim and the dates such events and circumstances occurred, the potential defendants with respect such commercial tort claim and any court proceedings that have been instituted with respect to such commercial tort claims, and Borrowers shall, with respect to any such commercial tort claim, execute and deliver to Agent such documents as Agent shall reasonably request to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to any such commercial tort claim.

(d)                                 Except for Accounts and Inventory in an aggregate amount of $500,000, no Accounts or Inventory or other Collateral shall at any time be in the possession or control of any warehouse, consignee, bailee or any of Borrowers’ agents or processors without prior written notice to Agent and ~~(ii)~~(A) the receipt by Agent, if Agent has so requested, of warehouse receipts, consignment agreements or bailee lien waivers (as applicable) satisfactory to Agent or (B) establishment of a Rent and Charges Reserve, in either case, prior to the commencement of such possession or control.  Borrowers shall, upon the request of Agent, notify any such warehouse, consignee, bailee, agent or processor of the security interests and Liens in favor of Agent created pursuant to this Agreement and the Security Documents, shall instruct such Person to hold all such Collateral for Agent’s account subject to Agent’s instructions and use commercially reasonable efforts to obtain an acknowledgement from such Person that such Person holds the Collateral for Agent’s benefit.

(e)                                  Reserved.

(f)                                   Each Borrower hereby authorizes Agent to file without the signature of such Borrower one or more UCC financing statements relating to liens on personal property relating to all or any part of the Collateral, which financing statements may list Agent as the “secured party” and such Borrower as the “debtor” and which describe and indicate the items of Collateral covered thereby as all or any part of the Collateral under the Financing Documents (including an indication of the items of Collateral covered by any such financing statement as “all assets” of such Borrower now owned or hereafter acquired), in such jurisdictions as Agent from time to time reasonably determines are appropriate, and to file without the signature of such Borrower any continuations of or corrective amendments to any such financing statements, in any such case in order for Agent to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to the Collateral.  Each Borrower also ratifies its authorization for Agent to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(g)                                  As of the Closing Date, no Borrower holds, and after the Closing Date Borrowers shall promptly notify Agent in writing upon creation or acquisition by any Borrower of, any Collateral which constitutes a claim against any Governmental Authority, including, without limitation, the federal government of the United States or any instrumentality or agency thereof, the assignment of which claim is restricted by any applicable Law, including, without limitation, the federal Assignment of Claims Act and any other comparable Law.  Upon the reasonable request of Agent, Borrowers shall take such steps as may be necessary or desirable, or that Agent may reasonably request, to comply with any such applicable Law.

(h)                                 Borrowers shall furnish to Agent from time to time any statements and schedules further identifying or describing the Collateral and any other information, reports or evidence concerning the Collateral as Agent may reasonably request from time to time.

7.                                      Notwithstanding anything in this Agreement to the contrary, other than the filing of a UCC-1 financing statement, no actions shall be required to perfect the security interest granted hereunder in (i) Letter-of-Credit Rights to the extent the aggregate face amount of all such Letter-of-Credit Rights is less than $100,000, (ii) motor vehicles and other assets subject to certificates of title to the extent the aggregate value of all such motor vehicles and other assets is less than $500,000 (other than to the extent (x) a security interest thereon can be perfected by the filing of a financing statement under the UCC and (y) an Event of Default has occurred and Agent has elected to require, by written notice to Borrowers, that Borrowers take all such steps necessary to perfect a lien in favor of Agent, for the benefit of Lenders, in such motor vehicles and other assets subject to certificates of title), (iii) Excluded Accounts, (iv) any assets located outside of the United States if the perfection of the security interest therein would require any Borrower to complete any filings or take any other action with respect thereto in any jurisdiction outside of the United States or any political subdivision thereof (including, for the avoidance of doubt, delivery of foreign equity certificates) unless an Event of Default has occurred and Agent has elected to require, by written notice to Borrowers, that Borrowers take all such steps necessary to perfect a lien in favor of Agent, for the benefit of Lenders, in such assets, (v) any commercial tort claims where the amount of damages claimed by the applicable Borrower is less than $100,000 in the aggregate for all such commercial tort claims, (vi) any electronic chattel paper with an aggregate value in excess of $100,000, and (vii) any asset with respect to which Agent has determined that the cost, burden, difficulty or consequence of perfecting a security interest therein outweighs the benefits afforded thereby (such assets described in clauses (i) through (vii) above, the “Excluded Perfection Assets”).

X.  EVENTS OF DEFAULT

A.                            Events of Default.  For purposes of the Financing Documents, the occurrence of any of the following conditions and/or events, whether voluntary or involuntary, by operation of law or otherwise, shall constitute an “Event of Default”:

1.                                      (i) any Borrower shall fail to pay when due any principal, interest, premium or fee under any Financing Document or any other amount payable under any Financing Document, (ii) any Borrower defaults in the performance of or compliance with any of the following sections of this Agreement:  Section 2.11, Section 4.2(b), Section 4.4(c), Section 4.6 and Article 5, or (iii) any Borrower defaults in the performance of or compliance with Section 4.1 and/or Article 6 (subject  to the provisions of Section 10.11) of this Agreement and Borrower Representative has received written notice from Agent or Required Lenders of such default;

2.                                      any Credit Party defaults in the performance of or compliance with any term contained in this Agreement or in any other Financing Document (other than occurrences described in other provisions of this Section 10.1 for which a different grace or cure period is specified or for which no grace or cure period is specified and thereby constitute immediate Events of Default) and such default is not remedied by the Credit Party or waived by Agent within thirty (30) days after the earlier of (i) receipt by Borrower Representative of notice from Agent or Required Lenders of such default, or (ii) actual knowledge of any Borrower or any other Credit Party of such default;

3.                                      any representation, warranty, certification or statement made by any Credit Party or any other Person in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document is incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made) (subject, in the case of projections, other forward-looking information and industry information, to the limitations set forth in Section 3.21 hereof);

4.                                      failure of any Credit Party to pay when due or within any applicable grace period any principal, interest or other amount on Debt (other than the Loans), or the occurrence of any breach, default, condition or event (in each case, other than conversion of, or rights to convert, any Convertible Notes Debt in accordance with its terms so long as such conversion terms are no less favorable than those applicable to the 2018 Convertible Notes and/or the 2022 Convertible Notes as in effect on the date hereof) with respect to any Debt (other than the Loans), if the effect of such failure or occurrence is to cause or to permit the holder or holders of any such Debt to cause, Debt or other liabilities having an aggregate principal amount in excess of $5,000,000 to become or be declared due prior to its stated maturity;

5.                                      any Borrower or any Material Subsidiary of a Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

6.                                      an involuntary case or other proceeding shall be commenced against any Credit Party or any Material Subsidiary of a Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party or any Subsidiary of a Borrower under applicable federal bankruptcy, insolvency or other similar law in respect of (i) bankruptcy, liquidation, winding-up, dissolution or suspension of general operations, (ii) composition, rescheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts or obligations, or (iii) possession, foreclosure, seizure or retention, sale or other disposition of, or other proceedings to enforce security over, all or any substantial part of the assets of such Credit Party or Subsidiary;

7.                                      (i) institution of any steps by any Person to terminate a Pension Plan if as a result of such termination any Credit Party or any member of the Controlled Group could be required to make a contribution to such Pension Plan and could incur a liability or obligation to such Pension Plan, in excess of $1,000,000, (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code or an event occurs that could reasonably be expected to give rise to a Lien under Section 4068 of ERISA, or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Credit Party or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds $1,000,000;

8.                                      one or more judgments or orders for the payment of money aggregating in excess of $5,000,000 (above (i) any amounts covered by insurance to the extent the relevant independent third-party insurer has not denied coverage therefor, or (ii) the amount of a bond or other security from or on behalf of Borrowers or any of their respective Subsidiaries as security against such judgment) shall be rendered against any or all Credit Parties and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgments or orders, or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of any such judgments or orders, by reason of a pending appeal, bond or otherwise, shall not be in effect;

9.                                      any Lien created by any of the Security Documents with respect to Eligible Accounts, Eligible Inventory or a material portion of the Collateral, taken as a whole, shall at any time fail to constitute a valid and perfected (other than in respect of Excluded Perfection Assets) Lien on all of the Collateral purported to be encumbered thereby, subject to no prior or equal Lien except Permitted Liens, or any Credit Party shall so assert;

10.                               the institution by any Governmental Authority of criminal proceedings against any Credit Party;

11.                               any Guarantee of the Obligations shall fail to remain in full force or effect (other than to the extent expressly permitted by this Agreement) or any action shall be taken by any Guarantor to discontinue or to assert the invalidity or unenforceability of its Guarantee, or any Guarantor shall fail to comply with any of the terms of provisions of its Guarantee, or any Guarantor shall deny that it has any further liability under its Guarantee, or shall give notice to such effect (other than as a result of the discharge of such Guarantor to the extent expressly permitted by this Agreement), including, but not limited to, any notice of termination delivered pursuant to the terms of any Guarantee.

12.                               any Borrower makes any payment on account of any Subordinated Debt, other than payments specifically permitted by the terms of the applicable Subordinated Debt Documents;

13.                               the equity of Accuray fails to remain registered with the SEC in good standing, and/or such equity fails to remain publicly traded on and registered with a public securities exchange; ~~or~~

14.                               there shall occur any event of default under the Indenture, the 2018 Convertible Notes, the 2022 Convertible Notes, any other Convertible Notes Debt or any indenture in respect thereof; or

(o)                                 there shall occur any event of default under the Affiliated Financing Documents.

All cure periods provided for in this Section 10.1 shall run concurrently with any cure period provided for in any applicable Financing Documents under which the default occurred.

B.                                                                                    Acceleration and Suspension or Termination of Revolving Loan Commitment.  Upon the occurrence and during the continuance of an Event of Default, Agent may, and shall if requested by Required Lenders, (a) by notice to Borrower Representative suspend or terminate the Revolving Loan Commitment and the obligations of Agent and Lenders with respect thereto, in whole or in part (and, if in part, each Lender’s Revolving Loan Commitment shall be reduced in accordance with its Pro Rata Share), and/or (b) by notice to Borrower Representative declare all or any portion of the Obligations to be, and the Obligations shall thereupon become, immediately due and payable, with accrued interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower, and Borrowers will pay the same; provided, however, that in the case of any of the Events of Default specified in Section 10.1(e) or 10.1(f) above, without any notice to any Borrower or any other act by Agent or Lenders, the Revolving Loan Commitment and the obligations of Agent and Lenders with respect thereto shall thereupon immediately and automatically terminate and all of the Obligations shall become immediately and automatically due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower and Borrowers will pay the same.

C.                                                                                    UCC Remedies.

1.                                      Upon the occurrence of and during the continuance of an Event of Default under this Agreement or the other Financing Documents, Agent, in addition to all other rights, options, and remedies granted to Agent under this Agreement or at law or in equity, may exercise, either directly or through one or more assignees or designees, all rights and remedies granted to it under all Financing Documents and under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law; including, without limitation:

(a)                                 the right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process;

(b)                                 the right to (by its own means or with judicial assistance) enter any of Borrowers’ premises and take possession of the Collateral, or render it unusable, or to render it usable or saleable, or dispose of the Collateral on such premises in compliance with subsection (iii) below and to take possession of Borrowers’ original books and records, to obtain access to Borrowers’ data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Agent deems appropriate, without any liability for rent, storage, utilities, or other sums, and Borrowers shall not resist or interfere with such action (if Borrowers’ books and records are prepared or maintained by an accounting service, contractor or other third party agent, Borrowers hereby irrevocably authorize such service, contractor or other agent, upon notice by Agent to such Person that an Event of Default has occurred and is continuing, to deliver to Agent or its designees such books and records, and to follow Agent’s instructions with respect to further services to be rendered);

(c)                                  the right to require Borrowers at Borrowers’ expense to assemble all or any part of the Collateral and make it available to Agent at any place designated by Agent;

(d)                                 the right to notify postal authorities to change the address for delivery of Borrowers’ mail to an address designated by Agent and to receive, open and dispose of all mail addressed to any Borrower; and/or

(e)                                  the right to enforce Borrowers’ rights against Account Debtors and other obligors, including, without limitation, (i) the right to collect Accounts directly in Agent’s own name (as agent for Lenders) and to charge the collection costs and expenses, including attorneys’ fees, to Borrowers, and (ii) the right, in the name of Agent or any designee of Agent or Borrowers, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise, including, without limitation, verification of Borrowers’ compliance with applicable Laws.  Borrowers shall cooperate fully with Agent in an effort to facilitate and promptly conclude such verification process.  Such verification may include contacts between Agent and applicable federal, state and local regulatory authorities having jurisdiction over Borrowers’ affairs, all of which contacts Borrowers hereby irrevocably authorize.

2.                                      Each Borrower agrees that a notice received by it at least ten (10) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition.  If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Agent without prior notice to Borrowers.  At any sale or disposition of Collateral, Agent may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrowers, which right is hereby waived and released.  Each Borrower covenants and agrees not to interfere with or impose any obstacle to Agent’s exercise of its rights and remedies with respect to the Collateral.  Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  Agent may sell the Collateral without giving any warranties as to the Collateral.  Agent may specifically disclaim any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  If Agent sells any of the Collateral upon credit, Borrowers will be credited only with payments actually made by the purchaser, received by Agent and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Agent may resell the Collateral and Borrowers shall be credited with the proceeds of the sale.  Borrowers shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations.

3.                                      Without restricting the generality of the foregoing and for the purposes aforesaid, each Borrower hereby appoints and constitutes Agent its lawful attorney-in-fact with full power of substitution in the Collateral, upon the occurrence and during the continuance of an Event of Default, to (i) use unadvanced funds remaining under this Agreement or which may be reserved, escrowed or set aside for any purposes hereunder at any time, or to advance funds in excess of the face amount of the Notes, (ii) pay, settle or compromise all existing bills and claims, which may be Liens or security interests, or to avoid such bills and claims becoming Liens against the Collateral, (iii) execute all applications and certificates in the name of such Borrower and to prosecute and defend all actions or proceedings in connection with the Collateral, and (iv) do any and every act which such Borrower might do in its own behalf; it being understood and agreed that the power of attorney in this subsection (c) shall be a power coupled with an interest and cannot be revoked.

4.                                      Subject to the terms and conditions of this Agreement, solely for the purpose of enabling the Agent, on behalf of the Lenders, to exercise rights and remedies hereunder after the occurrence and solely during the continuance of an Event of Default and at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, Agent is hereby granted, for its benefit and the benefit of the Lenders, to the extent licensable without payment to or consent of any third party, an irrevocable (during the continuation of an Event of Default), non-exclusive license (exercisable without payment of royalty or other compensation to any Credit Party or any other Person) to use any of the Intellectual Property of any Credit Party included in the Collateral, including access to all media in which any such licensed Intellectual Property may be recorded or stored and to all computer programs used for the compilation or printout thereof, provided however that (i) such license granted hereunder with respect to trademarks shall be subject to all quality control and use requirements or standards of the applicable Credit Party, (ii) the Agent continue to use such Credit Party’s patent, trademark, copyright and proprietary notices in connection with its exercise of such license, (iii) all goodwill associated with the use of the Credit Party’s trademarks will inure to the sole and exclusive benefit of such Credit Party and (iv) the Agent, on behalf of the Lenders, shall have no greater rights than those of the applicable Credit Party under any such license. For the avoidance of doubt, the use of the license granted to the Agent pursuant to this Section 10.3(d) by the Credit Parties may be exercised, at the option of the Agent, only upon the occurrence and solely during the continuance of an Event of Default.

D.                            Cash Collateral.  If (a) any Event of Default specified in Section 10.1(e) or 10.1(f) shall occur, (b) the Obligations shall have otherwise been accelerated pursuant to Section 10.2, or (c) the Revolving Loan Commitment and the obligations of Agent and Lenders with respect thereto shall have been terminated pursuant to Section 10.2, then without any request or the taking of any other action by Agent or Lenders, Borrowers shall immediately comply with the provisions of Section 2.5(e) with respect to the deposit of cash collateral to secure the existing Letter of Credit Liability and future payment of related fees.

E.                                                                                    Default Rate of Interest.  At the election of Agent or Required Lenders, after the occurrence of an Event of Default (but in the case of a breach of the covenants in Article 6, only after the Cure Period expires or if the Cure Right is no longer available) and for so long as it continues, (a) the Loans and other Obligations shall bear interest at rates that are two percent (2.0%) per annum in excess of the rates otherwise payable under this Agreement, and (b) the fee described in Section 2.5(b) shall increase by a rate that is two percent (2.0%) in excess of the rate otherwise payable under such Section; provided, however, that in the case of any Event of Default specified in Section 10.1(e) or 10.1(f) above, such default rates shall apply immediately and automatically without the need for any election or action of any kind on the part of Agent or any Lender.

F.                                                                                     Setoff Rights.  During the continuance of any Event of Default, each Lender is hereby authorized by each Borrower at any time or from time to time, with reasonably prompt subsequent notice to such Borrower (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances held by such Lender or any of such Lender’s Affiliates at any of its offices for the account of such Borrower or any of its Subsidiaries (regardless of whether such balances are then due to such Borrower or its Subsidiaries), and (b) other property at any time held or owing by such Lender to or for the credit or for the account of such Borrower or any of its Subsidiaries, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent.  Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender’s Pro Rata Share of the Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Share of the Obligations.  Each Borrower agrees, to the fullest extent permitted by law, that any Lender and any of such Lender’s Affiliates may exercise its right to set off with respect to the Obligations as provided in this Section 10.6.

G.                                                                                   Application of Proceeds.

1.                                      Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, each Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of such Borrower or any Guarantor of all or any part of the Obligations, and, as between Borrowers on the one hand and Agent and Lenders on the other, Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent.

2.                                      Following the occurrence and continuance of an Event of Default, but absent the occurrence and continuance of an Acceleration Event, Agent shall apply any and all payments received by Agent in respect of the Obligations, and any and all proceeds of Collateral received by Agent, in such order as Agent may from time to time elect.

3.                                      Notwithstanding anything to the contrary contained in this Agreement, if an Acceleration Event shall have occurred, and so long as it continues, Agent shall apply any and all payments received by Agent in respect of the Obligations, and any and all proceeds of Collateral received by Agent, in the following order:  first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent with respect to this Agreement, the other Financing Documents or the Collateral; second, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to any Lender with respect to this Agreement, the other Financing Documents or the Collateral; third, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amount of the Obligations outstanding and to provide cash collateral to secure any and all Letter of Credit Liability and future payment of related fees, as provided for in Section 2.5(e); and fifth to any other indebtedness or obligations of Borrowers owing to Agent or any Lender under the Financing Documents.  Any balance remaining shall be delivered to Borrowers or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.  In carrying out the foregoing, (y) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (z) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its Pro Rata Share of amounts available to be applied pursuant thereto for such category.

H.                                                                                   Waivers.

1.                                      Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, each Borrower waives:  (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Financing Documents, the Notes or any other notes, commercial paper, accounts, contracts, documents, Instruments, Chattel Paper and Guarantees at any time held by Lenders on which any Borrower may in any way be liable, and hereby ratifies and confirms whatever Lenders may do in this regard; (ii) all rights to notice and a hearing prior to Agent’s or any Lender’s taking possession or control of, or to Agent’s or any Lender’s replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Agent or any Lender to exercise any of its remedies; and (iii) the benefit of all valuation, appraisal and exemption Laws.  Each Borrower acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Financing Documents and the transactions evidenced hereby and thereby.

2.                                      Each Borrower for itself and all its successors and assigns, (i) agrees that its liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Lender; (ii) consents to any indulgences and all extensions of time, renewals, waivers, or modifications that may be granted by Agent or any Lender with respect to the payment or other provisions of the Financing Documents, and to any substitution, exchange or release of the Collateral, or any part thereof, with or without substitution, and agrees to the addition or release of any Borrower, endorsers, guarantors, or sureties, or whether primarily or secondarily liable, without notice to any other Borrower and without affecting its liability hereunder; (iii) agrees that its liability shall be unconditional and without regard to the liability of any other Borrower, Agent or any Lender for any tax on the indebtedness (except to the extent otherwise expressly provided in Section 2.8); and (iv) to the fullest extent permitted by law, expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

3.                                      To the extent that Agent or any Lender may have acquiesced in any noncompliance with any requirements or conditions precedent to the closing of the Loans or to any subsequent disbursement of Loan proceeds, such acquiescence shall not be deemed to constitute a waiver by Agent or any Lender of such requirements with respect to any future disbursements of Loan proceeds and Agent may at any time after such acquiescence require Borrowers to comply with all such requirements.  Any forbearance by Agent or Lender in exercising any right or remedy under any of the Financing Documents, or otherwise afforded by applicable law, including any failure to accelerate the maturity date of the Loans, shall not be a waiver of or preclude the exercise of any right or remedy nor shall it serve as a novation of the Notes or as a reinstatement of the Loans or a waiver of such right of acceleration or the right to insist upon strict compliance of the terms of the Financing Documents.  Agent’s or any Lender’s acceptance of payment of any sum secured by any of the Financing Documents after the due date of such payment shall not be a waiver of Agent’s and such Lender’s right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.  The procurement of insurance or the payment of taxes or other Liens or charges by Agent as the result of an Event of Default shall not be a waiver of Agent’s right to accelerate the maturity of the Loans, nor shall Agent’s receipt of any condemnation awards, insurance proceeds, or damages under this Agreement operate to cure or waive any Credit Party’s default in payment of sums secured by any of the Financing Documents.

4.                                      Without limiting the generality of anything contained in this Agreement or the other Financing Documents, each Borrower agrees that if an Event of Default is continuing all Liens and other rights, remedies or privileges provided to Agent or Lenders shall remain in full force and effect until Agent or Lenders have exhausted all remedies against the Collateral and any other properties owned by Borrowers and the Financing Documents and other security instruments or agreements securing the Loans have been foreclosed, sold and/or otherwise realized upon in satisfaction of Borrowers’ obligations under the Financing Documents.

5.                                      Nothing contained herein or in any other Financing Document shall be construed as requiring Agent or any Lender to resort to any part of the Collateral for the satisfaction of any of Borrowers’ obligations under the Financing Documents in preference or priority to any other Collateral, and Agent may seek satisfaction out of all of the Collateral or any part thereof, in its absolute discretion in respect of Borrowers’ obligations under the Financing Documents.  In addition, Agent shall have the right, after the occurrence and during the continuance of an Event of Default, to partially foreclose upon any Collateral in any manner and for any amounts secured by the Financing Documents then due and payable as determined by Agent in its sole discretion, including, without limitation, the following circumstances:  (i) in the event any Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and/or interest, Agent may foreclose upon all or any part of the Collateral to recover such delinquent payments, or (ii) in the event Agent elects (in accordance with the terms of this Agreement) to accelerate less than the entire outstanding principal balance of the Loans, Agent may foreclose all or any part of the Collateral to recover so much of the principal balance of the Loans as Lender may accelerate and such other sums secured by one or more of the Financing Documents as Agent may elect.  Notwithstanding one or more partial foreclosures, any unforeclosed Collateral shall remain subject to the Financing Documents to secure payment of sums secured by the Financing Documents and not previously recovered.

6.                                      To the fullest extent permitted by law, each Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Collateral any equitable right otherwise available to any Credit Party which would require the separate sale of any of the Collateral or require Agent or Lenders to exhaust their remedies against any part of the Collateral before proceeding against any other part of the Collateral; and further in the event of such foreclosure each Borrower does hereby expressly consent to and authorize, at the option of Agent, the foreclosure and sale either separately or together of each part of the Collateral.

I.                                                                                        Injunctive Relief.  The parties acknowledge and agree that, in the event of a breach or threatened breach of any Credit Party’s obligations under any Financing Documents, Agent and Lenders may have no adequate remedy in money damages and, accordingly, shall be entitled to an injunction (including, without limitation, a temporary restraining order, preliminary injunction, writ of attachment, or order compelling an audit) against such breach or threatened breach, including, without limitation, maintaining any cash management and collection procedure described herein.  However, no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against any other legal or equitable remedies in the event of a breach or threatened breach of any provision of this Agreement.  Each Credit Party waives, to the fullest extent permitted by law, the requirement of the posting of any bond in connection with such injunctive relief.  By joining in the Financing Documents as a Credit Party, each Credit Party specifically joins in this Section as if this Section were a part of each Financing Document executed by such Credit Party.

J.                                                                                      Marshalling; Payments Set Aside.  Neither Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations.  To the extent that Borrower makes any payment or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued

in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

K.                                                                                   Cure Right.  1. Notwithstanding anything to the contrary contained in this Agreement, in the event that Borrowers fail to comply with Section 6.2 as of the end of any fiscal quarter, until the expiration of the fifteenth (15th) Business Day subsequent to the date the Compliance Certificate for such fiscal quarter is required to be delivered pursuant to Section 4.1 (the “Cure Period”), Accuray shall have the right to issue equity interests (other than Disqualified Equity Interests) for cash (the amount thereof, the “Cure Amount” and the exercise of such right, the “Cure Right”); provided, (i) no more than four (4) Cure Rights may be exercised after the Closing Date; (ii) no more than two Cure Rights may be exercised during any consecutive four fiscal quarters; (iii) no Cure Amount shall exceed the amount necessary to cause compliance with Section 6.2 for the period then ended; ~~and~~ (iv) no Cure Amount shall exceed $5,000,000; and (v) the Cure Right must be exercised under this Agreement and the Affiliated Credit Agreement concurrently;  provided further, that (x) Borrower Representative shall give Agent written notice of their intention to exercise the Cure Right prior to the eleventh (11th) Business Day subsequent to the date the Compliance Certificate for such fiscal quarter is required to be delivered (such Business Day, the “Cure Notice Deadline”) and (y) so long as Borrower Representative has given irrevocable written notice to Agent of its commitment to exercise the Cure Right prior to the Cure Notice Deadline, during the remainder of the Cure Period thereafter, neither Agent nor Lenders shall exercise remedies in connection with such failure to comply with Section 6.2 as of the end of such fiscal quarter; provided, further, that Borrowers shall not be permitted to request any Revolving Loans during the Cure Period unless and until the Cure Amount has been received by Accuray.

2.                                      Upon the receipt by Accuray of the cash proceeds of any equity issuance  referred to in Section 10.11(a), EBITDA for the fiscal quarter as to which such Cure Right is exercised (the “Cure Right Fiscal Quarter”) shall be deemed to have been increased by the Cure Amount in determining compliance with Section 6.2 for such Cure Right Fiscal Quarter and for any subsequent period that includes such Cure Right Fiscal Quarter; provided that no increase in EBITDA on account of the exercise of any Cure Right shall be applicable for any other purpose under this Agreement or any other Financing Documents.

3.                                      If after giving effect to the recalculations set forth in Section 10.11(b) Borrowers shall then be in compliance with Section 6.2, Borrowers shall be deemed to have satisfied the requirements of such covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and any Event of Default with respect to any such covenant that had occurred shall be deemed cured for all purposes of this Agreement and the other Financing Documents.

XI.  AGENT

A.                                                                                    Appointment and Authorization.  Each Lender hereby irrevocably appoints and authorizes Agent to enter into each of the Financing Documents to which it is a party (other than this Agreement) on its behalf and to take such actions as Agent on its behalf and to exercise such powers under the Financing Documents as are delegated to Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.  Subject to the terms of Section

11.16 and to the terms of the other Financing Documents, Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Financing Documents on behalf of Lenders.  The provisions of this Article 11 are solely for the benefit of Agent and Lenders and neither any Borrower nor any other Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof.  In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower or any other Credit Party.  Agent may perform any of its duties hereunder, or under the Financing Documents, by or through its agents, servicers, trustees, investment managers or employees.

B.                                                                                    Agent and Affiliates.  Agent shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not Agent, and Agent and its Affiliates may lend money to, invest in and generally engage in any kind of business with each Credit Party or Affiliate of any Credit Party as if it were not Agent hereunder.

C.                                                                                    Action by Agent.  The duties of Agent shall be mechanical and administrative in nature.  Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender.  Nothing in this Agreement or any of the Financing Documents is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Financing Documents except as expressly set forth herein or therein.

D.                                                                                    Consultation with Experts.  Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

E.                                                                                    Liability of Agent.  Neither Agent nor any of its directors, officers, agents, servicers, trustees, investment managers or employees shall be liable to any Lender for any action taken or not taken by it in connection with the Financing Documents, except that Agent shall be liable with respect to its specific duties set forth hereunder but only to the extent of its own gross negligence or willful misconduct in the discharge thereof as determined by a final non-appealable judgment of a court of competent jurisdiction.  Neither Agent nor any of its directors, officers, agents, servicers, trustees, investment managers or employees shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with any Financing Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements specified in any Financing Document; (c) the satisfaction of any condition specified in any Financing Document; (d) the validity, effectiveness, sufficiency or genuineness of any Financing Document, any Lien purported to be created or perfected thereby or any other instrument or writing furnished in connection therewith; (e) the existence or non-existence of any Default or Event of Default; or (f) the financial condition of any Credit Party.  Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, facsimile or electronic transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.  Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

F.                                                                                     Indemnification.  Each Lender shall, in accordance with its Pro Rata Share, indemnify Agent (to the extent not reimbursed by Borrowers) upon demand against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction) that Agent may suffer or incur in connection with the Financing Documents or any action taken or omitted by Agent hereunder or thereunder.  If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Required Lenders until such additional indemnity is furnished.

G.                                                                                   Right to Request and Act on Instructions.  Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Financing Documents Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Financing Documents until it shall have received such instructions from Required Lenders or all or such other portion of Lenders as shall be prescribed by this Agreement.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Financing Documents in accordance with the instructions of Required Lenders (or all or such other portion of Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of Required Lenders (or such other applicable portion of Lenders), Agent shall have no obligation to take any action if it believes, in good faith, that such action would violate applicable Law or exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Section 11.6.

H.                                                                                   Credit Decision.  Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

I.                                                                                        Collateral Matters.  Lenders irrevocably authorize Agent, at its option and in its discretion, to (a) release any Lien granted to or held by Agent under any Security Document (i) upon termination of the Revolving Loan Commitment and payment in full of all Obligations; or (ii) constituting property sold or disposed of as part of or in connection with any disposition permitted under any Financing Document (it being understood and agreed that Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the sale or other disposition of property being made in full compliance with the provisions of the Financing

Documents); and (b) subordinate any Lien granted to or held by Agent under any Security Document to a Permitted Lien that is allowed to have priority over the Liens granted to or held by Agent pursuant to the definition of “Permitted Liens”.  Upon request by Agent at any time, Lenders will confirm Agent’s authority to release and/or subordinate particular types or items of Collateral pursuant to this Section 11.9.

J.                                                                                      Agency for Perfection.  Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Agent’s security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control.  Should any Lender (other than Agent) obtain possession or control of any such assets, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor, shall deliver such assets to Agent or in accordance with Agent’s instructions or transfer control to Agent in accordance with Agent’s instructions.  Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Loan unless instructed to do so by Agent (or consented to by Agent), it being understood and agreed that such rights and remedies may be exercised only by Agent.

K.                                                                                   Notice of Default.  Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  Agent will notify each Lender of its receipt of any such notice.  Agent shall take such action with respect to such Default or Event of Default as may be requested by Required Lenders (or all or such other portion of Lenders as shall be prescribed by this Agreement) in accordance with the terms hereof.  Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

L.                                                                                    Assignment by Agent; Resignation of Agent; Successor Agent.

1.                                      Agent may at any time assign its rights, powers, privileges and duties hereunder to (i) another Lender, or (ii) any Person to whom Agent, in its capacity as a Lender, has assigned (or will assign, in conjunction with such assignment of agency rights hereunder) 50% or more of its Loan, in each case without the consent of Lenders or Borrowers.  Following any such assignment, Agent shall give notice to Lenders and Borrowers.  An assignment by Agent pursuant to this subsection (a) shall not be deemed a resignation by Agent for purposes of subsection (b) below.

2.                                      Without limiting the rights of Agent to designate an assignee pursuant to subsection (a) above, Agent may at any time give notice of its resignation to Lenders and Borrowers.  Upon receipt of any such notice of resignation, Required Lenders shall have the right to appoint a successor Agent.  If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within ten (10) Business Days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of Lenders, appoint a successor Agent; provided, however, that if Agent shall notify Borrowers and Lenders that no Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice from Agent that no Person has accepted such appointment and, from and following delivery of such notice, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Financing Documents, and (ii) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time as Required Lenders appoint a successor Agent as provided for above in this paragraph.

3.                                      Upon (i) an assignment permitted by subsection (a) above, or (ii) the acceptance of a successor’s appointment as Agent pursuant to subsection (b) above, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder and under the other Financing Documents (if not already discharged therefrom as provided above in this paragraph).  The fees payable by Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrowers and such successor.  After the retiring Agent’s resignation hereunder and under the other Financing Documents, the provisions of this Article and Section 11.12 shall continue in effect for the benefit of such retiring Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting or was continuing to act as Agent.

M.                                                                                 Payment and Sharing of Payment.

1.                                      Revolving Loan Advances, Payments and Settlements; Interest and Fee Payments.

(a)                                 Agent shall have the right, on behalf of Revolving Lenders to disburse funds to Borrowers for all Revolving Loans requested or deemed requested by Borrowers pursuant to the terms of this Agreement.  Agent shall be conclusively entitled to assume, for purposes of the preceding sentence, that each Revolving Lender, other than any Non-Funding Lenders, will fund its Pro Rata Share of all Revolving Loans requested by Borrowers.  Each Revolving Lender shall reimburse Agent on demand, in accordance with the provisions of the immediately following paragraph, for all funds disbursed on its behalf by Agent pursuant to the first sentence of this clause (i), or if Agent so requests, each Revolving Lender will remit to Agent its Pro Rata Share of any Revolving Loan before Agent disburses the same to a Borrower.  If Agent elects to require that each Revolving Lender make funds available to Agent, prior to a disbursement by Agent to a Borrower, Agent shall advise each Revolving Lender by telephone, facsimile or e-mail of the amount of such Revolving Lender’s Pro Rata Share of the Revolving Loan requested by such Borrower no later than noon (Eastern time) on the date of funding of such Revolving Loan, and each such Revolving Lender shall pay Agent on such date such Revolving Lender’s Pro Rata Share of such requested Revolving Loan, in same day funds, by wire transfer to the Payment Account, or such other account as may be identified by Agent to Revolving Lenders from time to time.  If any Lender fails to pay the amount of its Pro Rata Share of any funds advanced by Agent pursuant to the first sentence of this clause (i) within one (1) Business Day after Agent’s demand, Agent shall promptly notify Borrower Representative, and Borrowers shall immediately repay such amount to Agent.  Any repayment required by Borrowers pursuant to this Section 11.13 shall be accompanied by accrued interest thereon from and including the date such amount is made available to a Borrower to but excluding the date of payment at the rate of interest then applicable to Revolving Loans.  Nothing in this Section 11.13 or elsewhere in this Agreement or the other Financing Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or any Borrower may have against any Lender as a result of any default by such Lender hereunder.

(b)                                 On a Business Day of each week as selected from time to time by Agent, or more frequently (including daily), if Agent so elects (each such day being a “Settlement Date”), Agent will advise each Revolving Lender by telephone, facsimile or e-mail of the amount of each such Revolving Lender’s percentage interest of the Revolving Loan balance as of the close of business of the Business Day immediately preceding the Settlement Date.  In the event that payments are necessary to adjust the amount of such Revolving Lender’s actual percentage interest of the Revolving Loans to such Lender’s required percentage interest of the Revolving Loan balance as of any Settlement Date, the Revolving Lender from which such payment is due shall pay Agent, without setoff or discount, to the Payment Account before 1:00 p.m. (Eastern time) on the Business Day following the Settlement Date the full amount necessary to make such adjustment.  Any obligation arising pursuant to the immediately preceding sentence shall be absolute and unconditional and shall not be affected by any circumstance whatsoever.  In the event settlement shall not have occurred by the date and time specified in the second preceding sentence, interest shall accrue on the unsettled amount at the rate of interest then applicable to Revolving Loans.

(c)                                  On each Settlement Date, Agent shall advise each Revolving Lender by telephone, facsimile or e-mail of the amount of such Revolving Lender’s percentage interest of principal, interest and fees paid for the benefit of Revolving Lenders with respect to each applicable Revolving Loan, to the extent of such Revolving Lender’s Revolving Loan Exposure with respect thereto, and shall make payment to such Revolving Lender before 1:00 p.m. (Eastern time) on the Business Day following the Settlement Date of such amounts in accordance with wire instructions delivered by such Revolving Lender to Agent, as the same may be modified from time to time by written notice to Agent; provided, however, that, in the case such Revolving Lender is a Defaulted Lender, Agent shall be entitled to set off the funding short-fall against that Defaulted Lender’s respective share of all payments received from any Borrower.

(d)                                 On the Closing Date, Agent, on behalf of Lenders, may elect to advance to Borrowers the full amount of the initial Loans to be made on the Closing Date prior to receiving funds from Lenders, in reliance upon each Lender’s commitment to make its Pro Rata Share of such Loans to Borrowers in a timely manner on such date.  If Agent elects to advance the initial Loans to Borrower in such manner, Agent shall be entitled to receive all interest that accrues on the Closing Date on each Lender’s Pro Rata Share of such Loans unless Agent receives such Lender’s Pro Rata Share of such Loans before 3:00 p.m. (Eastern time) on the Closing Date.

(e)                                  It is understood that for purposes of advances to Borrowers made pursuant to this Section 11.13, Agent will be using the funds of Agent, and pending settlement, (A) all funds transferred from the Payment Account to the outstanding Revolving Loans shall be applied first to advances made by Agent to Borrowers pursuant to this Section 11.13, and (B) all interest accruing on such advances shall be payable to Agent.

(f)                                   The provisions of this Section 11.13(a) shall be deemed to be binding upon Agent and Lenders notwithstanding the occurrence of any Default or Event of Default, or any insolvency or bankruptcy proceeding pertaining to any Borrower or any other Credit Party.

2.                                      Return of Payments.

(a)                                 If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from a Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind, together with interest accruing on a daily basis at the Federal Funds Rate.

(b)                                 If Agent determines at any time that any amount received by Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Financing Document, Agent will not be required to distribute any portion thereof to any Lender.  In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

3.                                      Defaulted Lenders.  The failure of any Defaulted Lender to make any payment required by it hereunder shall not relieve any other Lender of its obligations to make payment, but neither any other Lender nor Agent shall be responsible for the failure of any Defaulted Lender to make any payment required hereunder.  Notwithstanding anything set forth herein to the contrary, a Defaulted Lender shall not have any voting or consent rights under or with respect to any Financing Document or constitute a “Lender” (or be included in the calculation of “Required Lenders” hereunder) for any voting or consent rights under or with respect to any Financing Document.

4.                                      Sharing of Payments.  If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Section 2.8(d)) in excess of its Pro Rata Share of payments entitled pursuant to the other provisions of this Section 11.13, such Lender shall purchase from the other Lenders such participations in extensions of credit made by such other Lenders (without recourse, representation or warranty) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter required to be returned or otherwise recovered from such purchasing Lender, such portion of such purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such return or recovery, without interest.  Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this clause (d) may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 10.6) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation~~)~~.  If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this clause (d) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this clause (d) to share in the benefits of any recovery on such secured claim.

N.                            Right to Perform, Preserve and Protect.  If any Credit Party fails to perform any obligation hereunder or under any other Financing Document, Agent itself may, but shall not be obligated to, cause such obligation to be performed at Borrowers’ expense.  Agent is further authorized by Borrowers and Lenders to make expenditures from time to time which Agent, in its reasonable business judgment, deems necessary or desirable to (a) preserve or protect the business conducted by Borrowers, the Collateral, or any portion thereof, and/or (b) enhance the likelihood of, or maximize the amount of, repayment of the Loan and other Obligations.  Each Borrower hereby agrees to reimburse Agent on demand for any and all costs, liabilities and obligations incurred by Agent pursuant to this Section 11.14.  Each Lender hereby agrees to indemnify Agent upon demand for any and all costs, liabilities and obligations incurred by Agent pursuant to this Section 11.14, in accordance with the provisions of Section 11.6.

O.                                                                                   Additional Titled Agents.  Except for rights and powers, if any, expressly reserved under this Agreement to any bookrunner, arranger or to any titled agent named on the cover page of this Agreement, other than Agent (collectively, the “Additional Titled Agents”), and except for obligations, liabilities, duties and responsibilities, if any, expressly assumed under this Agreement by any Additional Titled Agent, no Additional Titled Agent, in such capacity, has any rights, powers, liabilities, duties or responsibilities hereunder or under any of the other Financing Documents.  Without limiting the foregoing, no Additional Titled Agent shall have nor be deemed to have a fiduciary relationship with any Lender.  At any time that any Lender serving as an Additional Titled Agent shall have transferred to any other Person (other than any Affiliates) all of its interests in the Loan, such Lender shall be deemed to have concurrently resigned as such Additional Titled Agent.

P.                                                                                     Amendments and Waivers.

1.                                      No provision of this Agreement or any other Financing Document may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrowers, the Required Lenders and any other Lender to the extent required under Section 11.16(b); provided, however, that (i) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (ii) if Agent and Borrower Representative shall have jointly identified an obvious error (including, but not limited to, an incorrect cross-reference) or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Financing Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to Financing Document), then Agent (acting in its sole discretion) and Borrower Representative or any other relevant Credit Party shall be permitted to amend such provision and such amendment shall be deemed approved by Lenders if Lenders shall have received five (5) Business Days’ prior written notice of such change and Agent shall not have received, within five (5) Business Days of the date of such notice to Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment.

2.                                      In addition to the required signatures under Section 11.16(a), no provision of this Agreement or any other Financing Document may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by the following Persons:

(a)                                 if any amendment, waiver or other modification would increase a Lender’s funding obligations in respect of any Loan, by such Lender; and/or

(b)                                 if the rights or duties of Agent or LC Issuer are affected thereby, by Agent and LC Issuer, as the case may be;

provided, however, that, in each of (i) and (ii) above, no such amendment, waiver or other modification shall, unless signed or otherwise approved in writing by all Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Loan or Reimbursement Obligation or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Loan or Reimbursement Obligation; (B) postpone the date fixed for, or waive, any payment (other than any mandatory prepayment pursuant to Section 2.1(b)(ii)) of principal of any Loan or of any Reimbursement Obligation, or of interest on any Loan or Reimbursement Obligation (other than default interest) or any fees provided for hereunder (other than late charges) or postpone the date of termination of any commitment of any Lender hereunder; (C) change the definition of the term Required Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (D) release all or substantially all of the Collateral, authorize any Borrower to sell or otherwise dispose of all or substantially all of the Collateral or release any Guarantor of all or any portion of the Obligations or its Guarantee obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be provided in this Agreement or the other Financing Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 11.16(b) or the definitions of the terms used in this Section 11.16(b) insofar as the definitions affect the substance of this Section 11.16(b); (F) consent to the assignment, delegation or other transfer by any Credit Party of any of its rights and obligations under any Financing Document or release any Borrower of its payment obligations under any Financing Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; or (G) amend any of the provisions of Section 10.7 or amend any of the definitions Pro Rata Share, Revolving Loan Commitment, Revolving Loan Commitment Amount, Revolving Loan Commitment Percentage or that provide for Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder.  It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F) and (G) of the preceding sentence.

Q.                                                                                   Assignments and Participations.

1.                                      Assignments.

(a)                                 Any Lender may at any time assign to one or more Eligible Assignees all or any portion of such Lender’s Loan together with all related obligations of such Lender hereunder.  Except as Agent may otherwise agree, the amount of any such assignment (determined as of the date of the applicable Assignment Agreement or, if a “Trade Date” is specified in such Assignment Agreement, as of such Trade Date) shall be in a minimum aggregate amount equal to $1,000,000 or, if less, the assignor’s entire interests in the outstanding Loan; provided, however, that, in connection with simultaneous assignments to two or more related Approved Funds, such Approved Funds shall be treated as one assignee for purposes of determining compliance with the minimum assignment size referred to above.  Borrowers and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Eligible Assignee until Agent shall have received and accepted an effective Assignment Agreement executed, delivered and fully completed by the applicable parties thereto and a processing fee of $3,500 to be paid by the assigning Lender; provided, however, that only one processing fee shall be payable in connection with simultaneous assignments to two or more related Approved Funds.  Each assignment shall contain a representation of the assignee Lender in the relevant Assignment Agreement that such assignee is not an Excluded Person.

(b)                                 From and after the date on which the conditions described above have been met, (A) such Eligible Assignee shall be deemed automatically to have become a party hereto and, to the extent of the interests assigned to such Eligible Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder, and (B) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights and obligations hereunder (other than those that survive termination pursuant to Section 12.1).  Upon the request of the Eligible Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, each Borrower shall execute and deliver to Agent for delivery to the Eligible Assignee (and, as applicable, the assigning Lender) Notes in the aggregate principal amount of the Eligible Assignee’s Loan (and, as applicable, Notes in the principal amount of that portion of the principal amount of the Loan retained by the assigning Lender).  Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to Borrower Representative any prior Note held by it.

(c)                                  Agent, acting solely for this purpose as an agent of Borrower, shall maintain at the office of its servicer located in Bethesda, Maryland a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the commitments of, and principal amount of the Loan owing to, such Lender pursuant to the terms hereof.  The entries in such register shall be conclusive, and Borrower, Agent and Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  Such register shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice to Agent.

(d)                                 Notwithstanding the foregoing provisions of this Section 11.17(a) or any other provision of this Agreement, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)                                  Notwithstanding the foregoing provisions of this Section 11.17(a) or any other provision of this Agreement, Agent has the right, but not the obligation, to effectuate assignments of Loans via an electronic settlement system acceptable to Agent as designated in writing from time to time to Lenders by Agent (the “Settlement Service”).  At any time when Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be consistent with the other provisions of this Section 11.17(a).  Each assigning Lender and proposed Eligible Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans pursuant to the Settlement Service.  With the prior written approval of Agent, Agent’s approval of such Eligible Assignee shall be deemed to have been automatically granted with respect to any transfer effected through the Settlement Service.  Assignments and assumptions of the Loan shall be effected by the provisions otherwise set forth herein until Agent notifies Lenders of the Settlement Service as set forth herein.

2.                                      Participations.

(a)                                 Any Lender may at any time, without the consent of, or notice to, any Borrower or Agent, sell to one or more Persons (other than a Excluded Person, any Borrower or any Borrower’s Affiliates) participating interests in its Loan, commitments or other interests hereunder (any such Person, a “Participant”).  In the event of a sale by a Lender of a participating interest to a Participant, (i) such Lender’s obligations hereunder shall remain unchanged for all purposes, (ii) Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder, and (iii) all amounts payable by each Borrower shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender.  Each Borrower agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided, however, that such right of set-off shall be subject to the obligation of each Participant to share with Lenders, and Lenders agree to share with each Participant, as provided in Section 11.5.

(b)                                 Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Financing Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Financing Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

3.                                      Replacement of Lenders.  Within thirty (30) days after: (i) receipt by Agent of notice and demand from any Lender for payment of additional costs as provided in Section 2.8(d), which demand shall not have been revoked, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.8(a), (iii) any Lender is a Defaulted Lender, and the circumstances causing such status shall not have been cured or waived; or (iv) any failure by any Lender to consent to a requested amendment, waiver or modification to any Financing Document in which Required Lenders have already consented to such amendment, waiver or modification but the consent of each Lender, or each Lender affected thereby, is required with respect thereto ~~(including any request for an Additional Tranche)~~ (each relevant Lender in the foregoing clauses (i) through (iv) being an “Affected Lender”) each of Borrower Representative and Agent may, at its option, notify such Affected Lender and, in the case of Borrowers’ election, Agent, of such Person’s intention to obtain, at Borrowers’ expense, a replacement Lender (“Replacement Lender”) for such Lender, which Replacement Lender shall be an Eligible Assignee and, in the event the Replacement Lender is to replace an Affected Lender described in the preceding clause (iv), such Replacement Lender consents to the requested amendment, waiver or modification making the replaced Lender an Affected Lender.  In the event Borrowers or Agent, as applicable, obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell, at par, and assign all of its Loan and funding commitments hereunder to such Replacement Lender in accordance with the procedures set forth in Section 11.17(a); provided, however, that (A) Borrowers shall have reimbursed such Lender for its increased costs and additional payments for which it is entitled to reimbursement under Section 2.8(a) or Section 2.8(d), as applicable, of this Agreement through the date of such sale and assignment, and (B) Borrowers shall pay to Agent the $3,500 processing fee in respect of such assignment (unless waived by Agent, which it may do in its sole discretion).  In the event that a replaced Lender does not execute an Assignment Agreement pursuant to Section 11.17(a) within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 11.17(c) and presentation to such replaced Lender of an Assignment Agreement evidencing an assignment pursuant to this Section 11.17(c), such replaced Lender shall be deemed to have consented to the terms of such Assignment Agreement, and any such Assignment Agreement executed by Agent, the Replacement Lender and, to the extent required pursuant to Section 11.17(a), Borrowers, shall be effective for purposes of this Section 11.17(c) and Section 11.17(a).  Upon any such assignment and payment, such replaced Lender shall no longer constitute a “Lender” for purposes hereof, other than with respect to such rights and obligations that survive termination as set forth in Section 12.1.

4.                                      Credit Party Assignments.  No Credit Party may assign, delegate or otherwise transfer any of its rights or other obligations hereunder or under any other Financing Document without the prior written consent of Agent and each Lender.

R.                                                                                    Funding and Settlement Provisions Applicable When Non-Funding Lenders Exist.

So long as Agent has not waived the conditions to the funding of Revolving Loans set forth in Section 7.2, any Lender may deliver a notice to Agent stating that such Lender shall cease making Revolving Loans due to the non-satisfaction of one or more conditions to funding Loans set forth in Section 7.2, and specifying any such non-satisfied conditions.  Any Lender delivering any such notice shall become a non-funding Lender (a “Non-Funding Lender”) for purposes of this Agreement commencing on the Business Day following receipt by Agent of such notice, and shall cease to be a Non-Funding Lender on the date on which such Lender has either revoked the effectiveness of such notice or acknowledged in writing to each of Agent the satisfaction of the condition(s) specified in such notice, or Required Lenders waive the conditions to the funding of such Loans giving rise to such notice by Non-Funding Lender.  Each Non-Funding Lender shall remain a Lender for purposes of this Agreement to the extent that such Non-Funding Lender has Revolving Loans ~~Outstanding~~outstanding in excess of $0; provided, however, that during any period of time that any Non-Funding Lender exists, and notwithstanding any provision to the contrary set forth herein, the following provisions shall apply:

1.                                      For purposes of determining the Pro Rata Share of each Revolving Lender under clause (b) of the definition of such term, each Non-Funding Lender shall be deemed to have a Revolving Loan Commitment Amount as in effect immediately before such Lender became a Non-Funding Lender.

2.                                      Except as provided in clause (a) above, the Revolving Loan Commitment Amount of each Non-Funding Lender shall be deemed to be $0.

3.                                      The Revolving Loan Commitment at any date of determination during such period shall be deemed to be equal to the sum of (i) the aggregate Revolving Loan Commitment Amounts of all Lenders, other than the Non-Funding Lenders as of such date plus (ii) the aggregate Revolving Loan Outstandings of all Non-Funding Lenders as of such date.

4.                                      Agent shall have no right to make or disburse Revolving Loans for the account of any Non-Funding Lender pursuant to Section 2.1(b)(i) to pay interest, fees, expenses and other charges of any Credit Party, other than reimbursement obligations that have arisen pursuant to Section 2.5(c) in respect of Letters of Credit issued at the time such Non-Funding Lender was not then a Non-Funding Lender.

5.                                      Agent shall have no right to (i) make or disburse Revolving Loans as provided in Section 2.1(b)(i) for the account of any Revolving Lender that was a Non-Funding Lender at the time of issuance of any Letter of Credit for which funding or reimbursement obligations have arisen pursuant to Section 2.5(c), or (ii) assume that any Revolving Lender that was a Non-Funding Lender at the time of issuance of such Letter of Credit will fund any portion of the Revolving Loans to be funded pursuant to Section 2.5(c) in respect of such Letter of Credit.  In addition, no Revolving Lender that was a Non-Funding Lender at the time of issuance of any Letter of Credit for which funding or reimbursement obligations have arisen pursuant to Section 2.5(c), shall have an obligation to fund any portion of the Revolving Loans to be funded pursuant to Section 2.5(c) in respect to such Letter of Credit, or to make any payment to Agent or the L/C Issuer, as applicable, under Section 2.5(f)(ii) in respect of such Letter of Credit, or be deemed to have purchased any interest or participation in such Letter of Credit from Agent or the L/C Issuer, as applicable, under Section 2.5(f)(i).

6.                                      To the extent that Agent applies proceeds of Collateral or other payments received by Agent to repayment of Revolving Loans pursuant to Section 10.7, such payments and proceeds shall be applied first in respect of Revolving Loans made at the time any Non-Funding Lenders exist, and second in respect of all other outstanding Revolving Loans.

S.                                                                                      Buy-Out Upon Refinancing.  MCF shall have the right to purchase from the other Lenders all of their respective interests in the Loan at par in connection with any refinancing of the Loan upon one or more new economic terms, but which refinancing is structured as an amendment and restatement of the Loan rather than a payoff of the Loan.

XII.  MISCELLANEOUS

A.                                                                                    Survival.  All agreements, representations and warranties made herein and in every other Financing Document shall survive the execution and delivery of this Agreement and the other Financing Documents and the other Operative Documents.  The provisions of Section 2.10 and Articles 11 and 12 shall survive the payment of the Obligations (both with respect to any Lender and all Lenders collectively) and any termination of this Agreement and any judgment with respect to any Obligations, including any final foreclosure judgment with respect to any Security Document, and no unpaid or unperformed, current or future, Obligations will merge into any such judgment.

B.                                                                                    No Waivers.  No failure or delay by Agent or any Lender in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.  Any reference in any Financing Document to the “continuing” nature of any Event of Default shall not be construed as establishing or otherwise indicating that any Borrower or any other Credit Party has the independent right to cure any such Event of Default, but is rather presented merely for convenience should such Event of Default be waived in accordance with the terms of the applicable Financing Documents.

C.                                                                                    Notices.

1.                                      All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to such party at its address, facsimile number or e-mail address set forth on the signature pages hereof (or, in the case of any such Lender who becomes a Lender after the date hereof, in an assignment agreement or in a notice delivered to Borrower Representative and Agent by the assignee Lender forthwith upon such assignment) or at such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to Agent and Borrower Representative; provided, however, that notices, requests or other communications shall be permitted by electronic means only in accordance with the provisions of Section 12.3(b) and (c).  Each such notice, request or other communication shall be effective (i) if given by facsimile, when such notice is transmitted to the facsimile number specified by this Section and the sender receives a confirmation of transmission from the sending facsimile machine, or (ii) if given by mail, prepaid overnight courier or any other means, when received or when receipt is refused at the applicable address specified by this Section 12.3(a).

2.                                      Notices and other communications to the parties hereto may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved from time to time by Agent, provided, however, that the foregoing shall not apply to notices sent directly to any Lender if such Lender has notified Agent that it is incapable of receiving notices by electronic communication.  Agent or Borrower Representative may, in their discretion, agree to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by it, provided, however, that approval of such procedures may be limited to particular notices or communications.

3.                                      Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided, however, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day.

D.                                                                                    Severability.  In case any provision of or obligation under this Agreement or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

E.                                                                                    Headings.  Headings and captions used in the Financing Documents (including the Exhibits, Schedules and Annexes hereto and thereto) are included for convenience of reference only and shall not be given any substantive effect.

F.                                                                                     Confidentiality.

1.                                      Each Credit Party agrees (i) not to transmit or disclose provisions of any Financing Document to any Person (other than to Borrowers’ advisors and officers on a need-to-know basis or as otherwise may be required by Law) without Agent’s prior written consent, and (ii) to inform all Persons of the confidential nature of the Financing Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions.

2.                                      Agent and each Lender shall hold all non-public information regarding the Credit Parties and their respective businesses identified as such by Borrowers and obtained by Agent or any Lender pursuant to the requirements hereof in accordance with such Person’s customary procedures for handling information of such nature, except that disclosure of such information may be made (i) on a confidential basis, to their respective agents, employees, Subsidiaries, Affiliates, attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services (it being understood that such Persons to whom such disclosure is made will be informed of the confidential nature of such information and be instructed to keep such information confidential), (ii) to prospective transferees or purchasers of any interest in the Loans, Agent or a Lender, provided, however, that any such Persons are bound by obligations of confidentiality substantially the same as set forth in this section, (iii) as required by Law, subpoena, judicial order or similar order and in connection with any litigation (in which case Agent or the applicable Lender agrees to inform the Credit Parties promptly thereof prior to such disclosure, to the extent not prohibited by law, rule or regulation), (iv) as may be required in connection with the examination, audit or similar investigation of such Person, and (v) on a confidential basis, to a Person that is a trustee, investment advisor or investment manager, collateral manager, servicer, noteholder or secured party in a Securitization (as hereinafter defined) in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization (it being understood that such Persons to whom such disclosure is made will be informed of the confidential nature of such information and be instructed to keep such information confidential).  For the purposes of this Section, “Securitization” shall mean (A) the pledge of the Loans as collateral security for loans to a Lender, or (B) a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loans.  Confidential information shall not include information that either:  (y) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person, or (z) is disclosed to such Person by a Person other than a Credit Party, provided, however, Agent does not have actual knowledge that such Person is prohibited from disclosing such information.  After the Closing Date, confidential information shall include only information identified as such at the time provided to Agent.  The obligations of Agent and Lenders under this Section 12.6 shall supersede and replace the obligations of Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Lender prior to the date hereof.

G.                                                                                   Waiver of Consequential and Other Damages.  To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any party hereto (including, with respect to Agent and Lenders, the Indemnitees (as defined below), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided, that nothing in this Section 12.7 shall relieve the Borrowers of any obligation they may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.  No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby.

H.                                                                                   GOVERNING LAW; SUBMISSION TO JURISDICTION.

1.                                      THIS AGREEMENT, EACH NOTE AND EACH OTHER FINANCING DOCUMENT, AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD APPLY A DIFFERENT LAW.

2.                                      EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PERSON AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

3.                                      Each Borrower, Agent and each Lender agree that each Loan (including those made on the Closing Date) shall be deemed to be made in, and the transactions contemplated hereunder and in any other Financing Document shall be deemed to have been performed in, the State of New York.

I.                                                                                        WAIVER OF JURY TRIAL.  1. EACH BORROWER, AGENT AND LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL

COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(b)                                 In the event any such action or proceeding is brought or filed in any United States federal court sitting in the State of California or in any state court of the State of California, and the waiver of jury trial set forth in Section 12.9(a) hereof is determined or held to be ineffective or unenforceable, the parties agree that all actions or proceedings shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the Los Angeles County, California.  Such proceeding shall be conducted in Los Angeles County, California, with California rules of evidence and discovery applicable to such proceeding.  In the event any actions or proceedings are to be resolved by judicial reference, any party may seek from any court having jurisdiction thereover any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by Law notwithstanding that all actions or proceedings are otherwise subject to resolution by judicial reference.

J.                                                                                      Publication; Advertisement.

1.                                      Publication.  No Credit Party will directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of MCF or any of its Affiliates or any reference to this Agreement or the financing evidenced hereby, in any case except (i) as required by Law, subpoena or judicial or similar order, in which case the applicable Credit Party shall give Agent prior written notice of such publication or other disclosure (other than filings made with the SEC as required by Law, which a Credit Party may make without such notice), or (ii) with MCF’s prior written consent.

2.                                      Advertisement.  Each Lender and each Credit Party hereby authorizes MCF to publish the name of such Lender and Credit Party, the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, the amount of credit extended under each facility, the title and role of each party to this Agreement, and the total amount of the financing evidenced hereby in any “tombstone”, comparable advertisement or press release which MCF elects to submit for publication.  In addition, each Lender and each Credit Party agrees that MCF may provide lending industry trade organizations with information necessary and customary for inclusion in league table measurements after the Closing Date.  With respect to any of the foregoing, MCF shall provide Borrowers with an opportunity to review and confer with MCF regarding the contents of any such tombstone, advertisement or information, as applicable, prior to its submission for publication and, following such review period, MCF may, from time to time, publish such information in any media form desired by MCF, until such time that Borrowers shall have requested MCF cease any such further publication.

K.                                                                                   Counterparts; Integration.  This Agreement and the other Financing Documents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.  This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

L.                                                                                    No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

M.                                                                                 Lender Approvals.  Unless expressly provided herein to the contrary, any approval, consent, waiver or satisfaction of Agent or Lenders with respect to any matter that is the subject of this Agreement, the other Financing Documents may be granted or withheld by Agent and Lenders in their sole and absolute discretion and credit judgment.

N.                                                                                    Expenses; Indemnity.

1.                                      Borrowers hereby agree to promptly pay (i) all reasonable and documented out-of-pocket costs and expenses of Agent (including, without limitation, the reasonable and documented out-of-pocket fees, costs and expenses of one counsel to, and independent appraisers and consultants retained by Agent) in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated by the Financing Documents, in connection with the performance by Agent of its rights and remedies under the Financing Documents and in connection with the continued administration of the Financing Documents including (A) any amendments, modifications, consents and waivers to and/or under any and all Financing Documents, and (B) any periodic public record searches conducted by or at the request of Agent (including, without limitation, title investigations, UCC searches, fixture filing searches, judgment, pending litigation and tax lien searches and searches of applicable corporate, limited liability, partnership and related records concerning the continued existence, organization and good standing of certain Persons); (ii) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of Agent in connection with the creation, perfection and maintenance of Liens pursuant to the Financing Documents; (iii) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of Agent in connection with (A) protecting, storing, insuring, handling, maintaining or selling any Collateral, (B) any litigation, dispute, suit or proceeding relating to any Financing Document, and (C) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Financing Documents; (iv) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of Agent in connection with Agent’s reservation of funds in anticipation of the funding of the initial Loans to be made hereunder; and (v) all costs and expenses incurred by Lenders in connection with any litigation, dispute, suit or proceeding relating to any Financing Document and in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Financing Documents, whether or not Agent or Lenders are a party thereto.

2.                                      Each Borrower hereby agrees to indemnify, pay and hold harmless Agent and Lenders and the officers, directors, employees, trustees, agents, investment advisors and investment managers, collateral managers, servicers, and counsel of Agent and Lenders (collectively called the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Credit Party, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Agent or Lenders) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Operative Documents (including (i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by Borrower, any Subsidiary or any other Person of any Hazardous Materials, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property, or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Borrower or any Subsidiary, in each case, to the extent resulting from or in connection with the transactions contemplated hereby or by the other Operative Documents and (ii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of the Loans and Letters of Credit, except that Borrower shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction.  To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.

3.                                      Notwithstanding any contrary provision in this Agreement, the obligations of Borrowers under this Section 12.14 shall survive the payment in full of the Obligations and the termination of this Agreement.  NO INDEMNITEE SHALL BE RESPONSIBLE OR LIABLE TO BORROWERS OR TO ANY OTHER PARTY TO ANY FINANCING DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

(d)                                 Each Borrower for itself and all endorsers, guarantors and sureties and their heirs, legal representatives, successors and assigns, hereby further specifically waives any rights that it may have under Section 1542 of the California Civil Code (to the extent applicable), which provides as follows:  “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT

THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR,” and further waives any similar rights under applicable Laws.

O.                                                                                   Reserved.

P.                                                                                     Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Credit Party for liquidation or reorganization, should any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Credit Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a fraudulent preference reviewable transaction or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Q.                                                                                   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrowers and Agent and each Lender and their respective successors and permitted assigns.

R.                                                                                    USA PATRIOT Act Notification.  Agent (for itself and not on behalf of any Lender) and each Lender hereby notifies Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record certain information and documentation that identifies Borrowers, which information includes the name and address of Borrower and such other information that will allow Agent or such Lender, as applicable, to identify Borrowers in accordance with the USA PATRIOT Act.

Section 12.19                     Cross Default and Cross Collateralization.

(a)                                 Cross-Default.  As stated under Section 10.1 hereof, an Event of Default under any of the Affiliated Financing Documents shall be an Event of Default under this Agreement.

(b)                                 Cross Collateralization.  Borrowers acknowledge and agree that the Collateral securing this Loan, also secures the Affiliated Obligations.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, intending to be legally bound, each of the parties has caused this Agreement to be executed the day and year first above mentioned.

BORROWER REPRESENTATIVE:	ACCURAY INCORPORATED, a Delaware corporation

By:
Kevin Waters
Chief Financial Officer

Address:

1310 Chesapeake Terrace
Sunnyvale, California 94089
	Attn:	Kevin Waters
	Facsimile:	(408) 716-4601
	E-Mail:	kwaters@accuray.com

OTHER BORROWERS:	TOMOTHERAPY INCORPORATED, a Wisconsin corporation

By:
Kevin Waters
Director

SIGNATURE PAGE TO CREDIT AND SECURITY AGREEMENT

AGENT:	MIDCAP FINANCIAL TRUST, as Agent

By:	Apollo Capital Management, L.P.
Its:	Investment Manager

By:	Apollo Capital Management GP, LLC
Its:	General Partner

By:
Maurice Amsellem
Authorized Signatory

Address:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
Attn: Account Manager for Accuray transaction
Facsimile: 301-941-1450
E-mail: notices@midcapfinancial.com

with a copy to:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
Attn: General Counsel
Facsimile: 301-941-1450
E-mail: legalnotices@midcapfinancial.com

Payment Account Designation

Wells Fargo Bank, N.A. (McLean, VA)
ABA #: [*****]
Account Name: MidCap Funding ~~IV~~X Trust — Collections
Account #: [*****]
Attention: Accuray

SIGNATURE PAGE TO CREDIT AND SECURITY AGREEMENT

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

LENDER:	MIDCAP FINANCIAL TRUST, as Lender

	By:	Apollo Capital Management, L.P.
	Its:	Investment Manager

		By:		Apollo Capital Management GP, LLC
		Its:		General Partner

By:
Maurice Amsellem
Authorized Signatory

Address:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
Attn: Account Manager for Accuray transaction
Facsimile: 301-941-1450
E-mail: notices@midcapfinancial.com

with a copy to:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
Attn: General Counsel
Facsimile: 301-941-1450
E-mail: legalnotices@midcapfinancial.com

SIGNATURE PAGE TO CREDIT AND SECURITY AGREEMENT

ANNEXES, EXHIBITS AND SCHEDULES

ANNEXES

Annex A	Commitment Annex

EXHIBITS

Exhibit A	Reserved
Exhibit B	Form of Compliance Certificate
Exhibit C	Borrowing Base Certificate
Exhibit D	Form of Notice of Borrowing

SCHEDULES

Schedule 3.1	Existence, Organizational ID Numbers, Foreign Qualification, Prior Names
Schedule 3.4	Capitalization
Schedule 3.6	Litigation
Schedule 3.15	Brokers
Schedule 3.17	Material Contracts
Schedule 3.18	Environmental Compliance
Schedule 3.19	Intellectual Property
Schedule 4.9	Litigation, Governmental Proceedings and Other Notice Events
Schedule 5.1	Debt; Contingent Obligations
Schedule 5.2	Liens
Schedule 5.7	Permitted Investments
Schedule 5.8	Affiliate Transactions
Schedule 5.14	Deposit Accounts and Securities Accounts
Schedule 7.4	Post-Closing Requirements
Schedule 9.1	Collateral
Schedule 9.2	Location of Collateral

ANNEX A TO CREDIT AGREEMENT (COMMITMENT ANNEX)

Lender	Revolving Loan Commitment Amount		Revolving Loan Commitment Percentage
MidCap ~~Financial~~Funding IV Trust	$	~~52,000,000~~32,000,000	100%
TOTALS	$	~~52,000,000~~32,000,000	100%

EXHIBIT A TO CREDIT AGREEMENT

RESERVED

1

EXHIBIT B TO CREDIT AGREEMENT (COMPLIANCE CERTIFICATE)

COMPLIANCE CERTIFICATE

Date:            , 20

This Compliance Certificate is given by                      , a Responsible Officer of ACCURAY INCORPORATED (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement dated as of June 14, 2017 among the Borrower Representative, TomoTherapy Incorporated and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Funding IV Trust (as successor by assignment from MidCap Financial Trust), individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a)                                 the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements;

(b)                                 I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(c)                                  except as noted on Schedule 2 attached hereto, the Credit Agreement contains a complete and accurate list of all business locations of Borrowers and Guarantors and all names under which Borrowers and Guarantors currently conduct business; Schedule 2 specifically notes any changes in the names under which any Borrower or Guarantor conduct business;

(d)                                 except as noted on Schedule 3 attached hereto, the undersigned has no knowledge of (i) any federal or state tax liens having been filed against any Borrower, Guarantor or any Collateral or (ii) any failure of any Borrower or Guarantors to make required payments of withholding or other tax obligations of any Borrower or Guarantors during the accounting period to which the attached statements pertain or any subsequent period~~.~~;

(e)                                  Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all Deposit Accounts and Securities Accounts maintained by Borrowers and Guarantors;

1

(f)                                   except as noted on Schedule 4 attached hereto and Schedule 3.6 to the Credit Agreement, the undersigned has no knowledge of ~~any current, pending or threatened:  (i) litigation against any Borrower or Guarantor; (ii) inquiries, investigations or proceedings concerning the business affairs, practices or reimbursement entitlements of any Borrower or Guarantor; or (iii) any default by any Borrower or Guarantor~~(i) any litigation or governmental proceedings pending or threatened (in writing) against Borrowers or other Credit Party which would reasonably be expected to have a Material Adverse Effect with respect to Borrowers or any other Credit Party or which in any manner calls into question the validity or enforceability of any Financing Document, (ii) any Credit Party being in breach or default under or with respect to any Material Contract ~~to which it is a party.~~, or any Credit Party being in breach or default under or with respect to any other contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect, (iii) any strikes or other labor disputes pending or, to any Borrower’s knowledge, threatened against any Credit Party, (iv) any infringement by any other Person with respect to any Intellectual Property rights of any Credit Party that could reasonably be expected to result in a Material Adverse Effect, or if, to the knowledge of the Credit Parties, there is any claim by any other Person that any Credit Party, in the conduct of its business, is infringing the Intellectual Property rights of such other party that could reasonably be expected to result in a Material Adverse Effect, or (v) any returns, recoveries, disputes and claims that involve more than $2,500,000;

(g)                                  except as noted on Schedule 5 attached hereto, Schedule 3.19 to the Credit Agreement is true and correct in all material respects~~.~~;

(j)                                    except as noted on Schedule 6 attached hereto, no Borrower or Guarantor has acquired, by purchase or otherwise, any Chattel Paper, Letter-of-Credit Rights, Instruments, or Investment Property (in each case, to the extent not an Excluded Perfection Asset) that has not previously been reported to Agent on any Schedule 6 to any previous Compliance Certificate delivered by Borrower Representative to Agent~~.~~;

(k)                                 except as noted on Schedule 7 attached hereto, no Borrower or Guarantor is aware of any commercial tort claim (other than an Excluded Perfection Asset) that has not previously been reported to Agent on any Schedule 7 to any previous Compliance Certificate delivered by Borrower Representative to Agent~~.~~; and

(l)                                     Borrowers and Guarantors (if any) are in compliance with the covenants contained in Article 6 of the Credit Agreement, as demonstrated by the calculation of such covenants below, except as set forth below; in determining such compliance, the following calculations have been made:  [See attached worksheets].  Such calculations and the certifications contained therein are true, correct and complete in all material respects.

The foregoing certifications and computations are made as of                 , 20   (end of month) and as of              , 20  .

Sincerely,

2

ACCURAY INCORPORATED

By:
Name:
Title:

3

EBITDA Worksheet (Attachment to Compliance Certificate)

EBITDA for the applicable Defined Period is calculated as follows:

Net income (or loss) for the Defined Period of Borrowers and their Consolidated Subsidiaries, but excluding: (a) the income (or loss) of any Person (other than Subsidiaries of Borrowers) in which Borrowers or any of their Subsidiaries has an ownership interest unless received by Borrower or their Subsidiary in a cash distribution; and (b) except as expressly provided in the last paragraph of this worksheet, the income (or loss) of any Person accrued prior to the date it became a Subsidiary of Borrowers or is merged into or consolidated with Borrowers

$

Plus: without duplication, the sum of the following amounts for such Defined Period to the extent deducted from the calculation of net income for such Defined Period:

(a) Any provision for income, profits, capital gain and franchise taxes deducted in the determination of net income for the Defined Period	$

(b) Interest expense, net of interest income, deducted in the determination of net income for the Defined Period	$

(c) Amortization and depreciation deducted in the determination of net income for the Defined Period	$

(d) Losses from extraordinary items	$

(e) The aggregate net loss on the disposition of property (other than Accounts and Inventory) outside the Ordinary Course of Business	$

(f)                                   Fees or expenses paid in connection with the execution and delivery of the Operative Documents on the Closing Date, to the extent paid in cash during such period (and not capitalized in accordance with GAAP), in an aggregate amount not to exceed $[*****] during the term of the Credit Agreement

$

(g)                                  Other non-cash expenditures, charges or losses for such period (including, without limitation, non-cash adjustments resulting from the application of purchase accounting, non-cash expenses or charges arising from grants of performance-based stock units, stock appreciation rights, stock options or restricted stock, non-cash impairment of good will and other long term intangible assets and

$

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2

unrealized non-cash losses under hedging agreements), but excluding any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to Accounts and Inventory

(h)                                 Contingent obligations, purchase price adjustments, milestone payments, earn-out payments and indemnity obligations incurred in connection with any Permitted Acquisition, in each case, in an aggregate amount not to exceed the amount approved in writing by Agent prior to the date on which the financial statements for such period are required to be delivered to Agent and Lenders pursuant to Section 4.1 of the Credit Agreement

$

(i)                                     Accruals, fees, payments and expenses (including legal, tax, structuring and other costs and expenses) incurred by Borrowers or their respective Subsidiaries in connection with any Permitted Acquisition or other Investment (including, without limitation, changes, alterations, renovations and improvements to assets or property that were acquired in such Permitted Acquisition or Investment undertaken after consummation of such Permitted Acquisition or Investment) or debt or equity issuance or any refinancing transactions or amendment, waiver or other modification of any debt instrument that are payable to unaffiliated third parties or any disposition not in the Ordinary Course of Business, in each case, incurred for such period solely to the extent attributable to any relevant transaction permitted by the Credit Agreement (regardless of whether or not consummated), in each case, in an aggregate amount not to exceed the amount approved in writing by Agent prior to the date on which the financial statements for such period are required to be delivered to Agent and Lenders pursuant to Section 4.1 of the Credit Agreement

$

(j) Losses from foreign exchange translation adjustment	$

(k)                                 Unusual, one-time or non-recurring charges and expenses, including non-recurring legal expenses and non-recurring severance, restructuring, integration or similar charges, in each case, incurred during such period in respect of restructurings, plant closings, headcount reductions or other similar actions taken during such period, including relocation costs, business process optimizations, integration costs, signing costs, retention or completion bonuses, employee replacement costs, transition costs, costs related to opening, closure and/or consolidation of facilities, severance charges in respect of employee terminations, and start-up losses

$

2

related to new business ventures; provided that in no event shall the aggregate amount added to EBITDA under this clause in any Defined Period exceed $[*****] (or such higher amount approved in writing by Agent prior to the date on which financial statements for such period are required to be delivered to Agent and Lenders pursuant to Section 4.1 of the Credit Agreement)

Minus: without duplication, the sum of the following amounts for such Defined Period to the extent included in the calculation of such net income for such Defined Period:	$

(a) Any credit for income, profits, capital gain and franchise taxes deducted in the determination of net income for the Defined Period	$

(b) Any gain from extraordinary items	$

(c) Any aggregate net gain from the disposition of property (other than Accounts and Inventory) outside the ordinary course of business	$

(d) Any gains from foreign exchange translation adjustment	$

(e) Any other non-cash gain	$

EBITDA for the Defined Period:	$

The parties hereto agree that EBITDA for the fiscal quarter ending (i) ~~on September 30, 2016 shall be deemed to be $[*****], (ii)~~ on December 31, 2016 shall be deemed to be $[~~*****]and (iii[~~[*****] (ii) on March 31, 2017 shall be deemed to be $[~~*****]~~, (iii) on June 30, 2017 shall be deemed to be $[*****] and (iv) on September 30, 2017 shall be deemed to be $[*****].

For purposes of calculating EBITDA pursuant to this worksheet, if any Borrower or a Consolidated Subsidiary consummates a Permitted Acquisition (or, in the case of a Consolidated Subsidiary that is not a Borrower, an acquisition that satisfies the definition of Permitted Acquisition as if such Consolidated Subsidiary was subject thereto) during the Defined Period, EBITDA shall be calculated after giving pro forma effect thereto, as if such Permitted Acquisition occurred on the first day of the Defined Period (provided that any pro forma adjustments set forth above shall be applied to the target of any Permitted Acquisition only to the extent reasonably acceptable to Agent based upon data presented to Agent to its reasonable satisfaction).

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2

Fixed Charge Coverage Ratio Worksheet (Attachment to Compliance Certificate)

Fixed Charges for the applicable Defined Period is calculated as follows:

Cash interest expense, net of cash interest income, included in the determination of net income of Borrowers and their Consolidated Subsidiaries for the Defined Period	$

Plus: without duplication, the sum of the following amounts for such Defined Period:

(a) income, profits, capital gain and franchise taxes included in the determination of net income for the Defined Period ~~*~~	$

(b)                                 Payments of principal for the Defined Period with respect to all Debt (including the portion of scheduled payments under capital leases allocable to principal excluding (~~A~~i) repayments of Revolving Loans and other Permitted Debt subject to reborrowing to the extent not accompanied by a concurrent and permanent reduction of the Revolving Loan Commitment (or equivalent loan commitment), (~~B~~ii) repayments of the 2018 Convertible Notes ~~and (C~~or the 2022 Convertible Notes, (iii) mandatory prepayments required by Section 2.1(a)(ii)(B) of the Affiliated Credit Agreement and (iv) repayments of any Permitted Intercompany Investments)

$

(c) Distributions paid in cash during the Defined Period (other than to the extent paid to a Borrower or Consolidated Subsidiary)	$

Fixed Charges for the applicable Defined Period:	$

Operating Cash Flow for the applicable Defined Period is calculated as follows:

EBITDA for the Defined Period (calculated pursuant to the EBITDA Worksheet)	$

Minus: Unfinanced Capital Expenditures for the Defined Period	$

Operating Cash Flow for the Defined Period:	$

2

Covenant Compliance:

Fixed Charge Coverage Ratio (Ratio of Operating Cash Flow to Fixed Charges) for the Defined Period	to 1.0

Minimum Fixed Charge Coverage for the Defined Period	1.0 to 1.0

In Compliance	Yes/No

The parties hereto agree that Fixed Charges for the four-fiscal quarter period ending (i) on September 30, 2017 shall equal (x) Fixed Charges for the fiscal quarter then ending times (y) 4; (ii) on December 31, 2017 shall equal (x) Fixed Charges for the two-fiscal quarter period then ending times (y) 2; and (iii) March 31, 2018 shall equal (x) Fixed Charges for the three-fiscal quarter period then ending times (y) 4/3.

3

EXHIBIT C TO CREDIT AGREEMENT (BORROWING BASE CERTIFICATE)

1

EXHIBIT D TO CREDIT AGREEMENT (NOTICE OF BORROWING)

NOTICE OF BORROWING

This Notice of Borrowing is given by                      , a Responsible Officer of ACCURAY INCORPORATED (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement dated as of June 14, 2017 among the Borrower Representative, TomoTherapy Incorporated and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Funding IV Trust (as successor by assignment from MidCap Financial Trust), individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby gives notice to Agent of Borrower Representative’s request to borrow $                of Revolving Loans on           , 20  .  Attached is a Borrowing Base Certificate complying in all respects with the Credit Agreement and confirming that, after giving effect to the requested advance, the Revolving Loan Outstandings will not exceed the Revolving Loan Limit.

The undersigned officer hereby certifies that, both before and after giving effect to the request above (a) each of the conditions precedent set forth in Section 7.2 of the Credit Agreement have been satisfied, (b) all of the representations and warranties contained in the Credit Agreement and the other Financing Documents are true, correct and complete in all material respects (except to the extent any representation or warranty is qualified by materiality, in which case it is true, correct and complete in all respects) as of the date hereof, except to the extent such representation or warranty relates to a specific date, in which case such representation or warranty is true, correct and complete as of such earlier date, and (c) no Default or Event of Default has occurred and is continuing on the date hereof.

IN WITNESS WHEREOF, the undersigned officer has executed and delivered this Notice of Borrowing this      day of            , 20  .

Sincerely,

ACCURAY INCORPORATED

By:
Name:
Title:

1

Schedule 3.1 — Existence, Organizational ID Numbers, Foreign Qualification, Prior Names

Borrower	Prior Names	Type of Entity/ State of Formation	States Qualified	State Org. ID Number	Federal Tax ID Number	Principal Place of Business (address)
Accuray Incorporated	None	Corporation / Delaware	~~Alabama~~ Alaska Arizona Arkansas California Colorado Connecticut Delaware District of Columbia Florida Georgia Hawaii Illinois Indiana Iowa Kansas Kentucky	3358338	20-8370041	1310 Chesapeake Terrace Sunnyvale, CA 94089

1

Louisiana

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Montana

Nebraska

Nevada

New Jersey

New York

North Carolina

Ohio

Pennsylvania

Puerto Rico

Rhode Island

South Carolina

Tennessee

Texas

2

Utah Virginia Washington ~~West Virginia~~ Wisconsin
TomoTherapy Incorporated	None	Corporation / Wisconsin	Alabama Alaska Arizona Arkansas California Colorado Connecticut District of Columbia Florida Georgia Hawaii Illinois Indiana Iowa Kansas Kentucky	T027694	39-1914727	1310 Chesapeake Terrace Sunnyvale, CA 94089

3

Louisiana

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Montana

Nebraska

Nevada

New Jersey

New Mexico

New York

North Carolina

North Dakota

Ohio

Oklahoma

Oregon

Pennsylvania
~~Puerto Rico~~

4

South Carolina South Dakota Tennessee Texas Utah Virginia Washington West Virginia Wisconsin Wyoming

5

Schedule 3.4
Capitalization

Entity	~~Jurisdiction~~Authorized Shares	Percentage Ownership	Direct Owner of Interests
	~~Accuray International Sàrl Accuray Cayman Islands~~	~~Switzerland Cayman Islands~~	~~100% 100%~~	~~Accuray Incorporated Accuray Incorporated~~
	~~Morphormics, Inc.~~	~~United States~~	~~100%~~	~~Accuray Incorporated~~
	~~Accuray Europe SAS~~	~~France~~	~~100%~~	~~Accuray International Sàrl~~
	~~Accuray UK, Ltd.~~	~~United Kingdom~~	~~100%~~	~~Accuray International Sàrl~~
	~~Accuray Spain SLU~~	~~Spain~~	~~100%~~	~~Accuray International Sàrl~~
	~~Accuray Medical Equipment (Canada) Ltd.~~	~~Canada~~	~~100%~~	~~Accuray International Sàrl~~
	~~Accuray Brasil Comércio, Importação e Exportação de Equipamentos Médicos Ltda.~~	~~Brazil~~	~~99%~~	~~Accuray International Sàrl~~
	~~Accuray Brasil Comércio, Importação e Exportação de Equipamentos Médicos Ltda.~~	~~Brazil~~	~~1%~~	~~Accuray Incorporated~~

1

Entity	~~Jurisdiction~~Authorized Shares	Percentage Ownership	Direct Owner of Interests
	~~Accuray Medical Equipment (Rus) Limited Liability Company~~	~~Russia~~	~~99.5%~~	~~Accuray International Sàrl~~
	~~Accuray Medical Equipment (Rus) Limited Liability Company~~	~~Russia~~	~~0.5%~~	~~Accuray Europe SAS~~
	~~Accuray Medical Equipment GmbH~~	~~Germany~~	~~100%~~	~~Accuray International Sàrl~~
	~~Accuray Asia Limited~~	~~Hong Kong~~	~~100%~~	~~Accuray International Sàrl~~
	~~Accuray Japan K.K.~~	~~Japan~~	~~100%~~	~~Accuray International Sàrl~~
	~~Accuray Medical Equipment (India) Private Ltd.~~	~~India~~	~~99%~~	~~Accuray International Sàrl~~
	~~Accuray Medical Equipment (India) Private Limited~~	~~India~~	~~1%~~	~~Accuray Asia Limited~~
	~~Accuray Mexico, S.A. de C.V.~~	~~Mexico~~	~~99%~~	~~Accuray International Sàrl~~
	~~Accuray Mexico, S.A. de C.V.~~	~~Mexico~~	~~1%~~	~~Accuray Medical Equipment (Canada) Ltd.~~

2

Entity	~~Jurisdiction~~Authorized Shares	Percentage Ownership	Direct Owner of Interests
	~~Accuray Medical Equipment (Shanghai) Co., Ltd.~~	~~China~~	~~100%~~	~~Accuray International Sàrl~~
TomoTherapy Incorporated	~~United States~~1,000 Shares of Common Stock	100%	Accuray Incorporated
	~~TomoTherapy Europe Sàrl~~	~~Switzerland~~	~~100%~~	~~TomoTherapy Incorporated~~
	~~Accuray Accelerator Technology (Chengdu) Company Ltd.~~	~~China~~	~~100%~~	~~TomoTherapy Incorporated~~
	~~Accuray Belgium~~	~~Belgium~~	~~100%~~	~~TomoTherapy Europe Sàrl~~
	~~Accuray Italy S.r.l.~~	~~Italy~~	~~100%~~	~~TomoTherapy Europe Sàrl~~
	~~Accuray Netherlands B.V.~~	~~Netherlands~~	~~100%~~	~~TomoTherapy Europe Sàrl~~

3

Schedule 3.6
Litigation

None.

1

Schedule 3.15
Brokers Fees

~~Fees payable to J. Wood Capital Advisors, LLC in connection with closing the transactions contemplated to occur on the Closing Date.~~None.

1

Schedule 3.17
Material Contracts

~~•~~•                                    [*****]

~~•~~•                                    [*****]

~~•~~•                                    [*****]

~~•~~•                                    [*****]

~~•                                          [*****]~~

~~•~~•                                    [*****]

~~•~~•                                    [*****]

~~•                                          Patent License Agreement dated February 22, 1999, as amended, between TomoTherapy Incorporated and Wisconsin Alumni Research Foundation~~

~~•~~•                                    3.50% Convertible Senior Notes due February 1, 2018, issued pursuant to the Indenture, dated as of February 13, 2013, between the Parent and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $115 million

~~•~~•                                     3.50% Series A Convertible Senior Notes due February 1, 2018 issued pursuant to the Indenture, dated as of April 24, 2014, between the Parent and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $70.3 million

•                                          3.75% Convertible Senior Notes due July 15, 2022 issued pursuant to the Indenture, dated as of August 7, 2017, between Accuray Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of December 4, 2017, in the original principal amount of $85 million

~~•~~•                                    [*****]

~~•~~•                                    [*****]

•                                          [*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Agreement	Address of Subject Property	Base Rent
Office Lease between Adelphia, LLC and TomoTherapy Incorporated dated October 28, 2005, as amended	1209 Deming Way Madison, WI 53717

Rent: $14.00/RSF/yr. No base rent will be charged for July and August 2018

Rent Adjustment: $0.50/RSF/yr. beginning July 1, 2017 and on the same date each year thereafter

Additional Rent: $6.36/RSF (subject to adjustment as described in the “Rent Adjustment” heading above)

Office Lease between Old Sauk Trails Park Limited Partnership and TomoTherapy Incorporated dated October 22, 2001, as amended	1240 Deming Way, Madison WI 53717

Rent: $16.00/RSF/yr. No base rent will be charged for July and August 2018

Rent Adjustment: $0.50/RSF/yr. beginning on July 1, 2017 and on the same date each year thereafter

Additional Rent: $8.24/RSF/yr. (subject to adjustment as described in the “Rent Adjustment” heading above)

Standard Industrial Lease (Multiple Tenant — Tenant Pays its Percentage Share of Operating Expenses, Real Property Taxes and Insurance Costs — NO Base Year) between The Realty Associates Fund III, L.P. and Accuray Incorporated dated June 30 2005, as amended

	1306-1310 Orleans Drive Sunnyvale, CA 94089
		Dates	Per SF/mo.	Monthly
		1/1/2017 to 12/31/2017	$1.409	$70,425.90
		1/1/2018 to 12/31/2018	$1.451	$72,538.68

Industrial Complex Lease (California) between MP Caribbean, Inc. and Accuray Incorporated dated July 9, 2003, as amended	1310-1320 Chesapeake Terrace Sunnyvale, CA 94089
		Dates	Monthly Minimum Guaranteed Rental
		~~6/1/16 – 5/31/17~~	~~$~~	~~280,858.75~~
		6/1/17 – 5/31/18		$289,284.51
		6/1/18 – 5/31/19		$297,963.05
		6/1/19 – 5/31/20		$306,901.94
		6/1/20 – 5/31/21		$316,109.00
		6/1/21 – 5/31/22		$325,592.27
		6/1/22 – 5/31/23		$335,360.04
		6/1/23 – 12/31/23		$345,420.84

2

[*****]	[*****]
Dates	Minimum Rental psf	Monthly Minimum Rental	Annual or Period Minimum Rental
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]

[*****]	[*****]
Dates	Monthly Minimum Rental
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
Dates	Monthly Rent	Annual Base Rent
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	Base Rent for Original Term: [*****] [*****] [*****] Base Rent for Extension Term: [*****] [*****] [*****]

[*****]	[*****]	Office Number	Price per Office
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]	Dates	Monthly Rent	Rate Per Sq. Ft
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

3

Schedule 3.18
Environmental Compliance

None.

1

Schedule 3.19
Intellectual Property

~~•                  Patent License Agreement dated February 22, 1999, as amended, between TomoTherapy Incorporated and Wisconsin Alumni Research Foundation~~

~~•~~ •  License Agreement dated December 12, 2004 between Accuray Incorporated and [*****]

~~•~~ •  Amended and Restated Limited Exclusive Sublicense and Cross-License Agreement between TomoTherapy Incorporated and [*****]

~~•~~ •  License Agreement between Accuray Incorporated, [*****] and [*****] dated August 23, 2006

~~•~~ •  Supply Agreement between [*****] and Accuray Incorporated dated as of January 17, 2013

~~•~~ •  Patent and Trademark License Agreement between [*****] and Accuray Incorporated dated as of November 29, 2006

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Trademarks US/OUS: Pending and Registered

	MARK	DATE FILED	COUNTRY	STATUS	SERIAL NO.	REG NO.	REG DATE	CLASS(ES): CLASS CODE	OWNER
1	CYBERKNIFE	Nov 1, 1993	United States of America	Registered	74/452,587	2159142	May 19, 1998	10	Accuray Incorporated
2	CYBERKNIFE	Feb 18, 2008	Argentina	Registered	2804456	2271973	Feb 6, 2009	10	Accuray Incorporated
3	CYBERKNIFE	Feb 2, 2012	Brazil	Registered	840016158	840016158	Feb 18, 2015	10	Accuray Incorporated
4	CYBERKNIFE	Jul 12, 2016	Canada	Registered	1,790,917	TMA978,736	Aug 17, 2017	010	Accuray Incorporated
5	CYBERKNIFE	Dec 30, 2008	Colombia	Registered	08137766	385786	Aug 26, 2009	10	Accuray Incorporated
6	CYBERKNIFE	Dec 6, 1999	European Union Intellectual Property Office	Registered	001412923	001412923	Feb 14, 2001	10, 42, 9	Accuray Incorporated
7	CYBERKNIFE	Aug 4, 2010	India	Registered	2003493	2003493	Aug 4, 2010	10	Accuray Incorporated
8	CYBERKNIFE	Sep 17, 2009	Iraq	Pending	54905			10	Accuray Incorporated
9	CYBERKNIFE	May 26, 2009	Iran	Registered	188030110	173757	Nov 27, 2010	10	Accuray Incorporated
10	CYBERKNIFE	Dec 3, 1999	Japan	Registered	11-11430	4619273	Nov 8, 2002	010	Accuray Incorporated
11	CYBERKNIFE	May 19, 2009	Kuwait	Registered	103328	90404	May 19, 2009	10	Accuray Incorporated

2

12	CYBERKNIFE	Oct 7, 2005	United States of America	Registered	A002761	868376	Oct 7, 2005	10	Accuray Incorporated
13	CYBERKNIFE	Oct 7, 2005	Australia	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
14	CYBERKNIFE	Oct 7, 2005	Switzerland	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
15	CYBERKNIFE	Oct 7, 2005	China	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
16	CYBERKNIFE	Oct 7, 2005	Korea (South)	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
17	CYBERKNIFE	Jan 25, 2013	Mexico	Registered	1343200	1362714	Apr 24, 2013	10	Accuray Incorporated
18	CYBERKNIFE	Oct 13, 2005	New Zealand	Registered	737078	737078	Apr 13, 2006	10	Accuray Incorporated
19	CYBERKNIFE	Jun 23, 2009	Paraguay	Registered	21219	334680	Jun 30, 2010	10	Accuray Incorporated
20	CYBERKNIFE	Jan 16, 2009	Russian Federation	Registered	2009700540	398317	Jan 15, 2010	10	Accuray Incorporated
21	CYBERKNIFE	Jun 30, 2009	South Africa	Registered	144956	1272/87	Aug 15, 2011	10	Accuray Incorporated
22	CYBERKNIFE	Oct 19, 2005	Taiwan, Republic of China	Registered	94050249	01223067	Aug 16, 2006	10	Accuray Incorporated
23	CYBERKNIFE	May 5, 2009	Ukraine	Registered	M 2009 05019	128118	Sep 10, 2010	10	Accuray Incorporated
24	CYBERKNIFE	Jul 13, 2009	Uruguay	Registered	403554	403554	Nov 4, 2011	10	Accuray Incorporated
25	SYNCHRONY	Jan 4, 2002	United States of America	Registered	76/355,129	3121089	Jul 25, 2006	009	Accuray Incorporated

3

26	ROBOCOUCH	Jun 30, 2004	United States of America	Registered	78/444,046	3303434	Oct 2, 2007	010	Accuray Incorporated
27	ROBOCOUCH	Dec 30, 2004	China	Registered	4443932	4443932	Aug 28, 2007	010	Accuray Incorporated
28	ROBOCOUCH	Dec 29, 2004	European Union Intellectual Property Office	Registered	4175329	4175329	Mar 1, 2006	010	Accuray Incorporated
29	ROBOCOUCH	Dec 28, 2004	Japan	Registered	2004-119115	4858059	Apr 15, 2005	010	Accuray Incorporated
30	AXUM	Oct 14, 2005	China	Registered	4943872	4943872	Sep 28, 2008	010	Accuray Incorporated
31	MULTIPLAN	Apr 11, 2005	United States of America	Registered	76/635,460	3181425	Dec 5, 2006	009	Accuray Incorporated
32	MULTIPLAN	Oct 8, 2005	China	Registered	4932723	4932723	Sep 7, 2008	009	Accuray Incorporated
33	MULTIPLAN	Oct 9, 2005	European Union Intellectual Property Office	Registered	4643516	4643516	Oct 27, 2006	009	Accuray Incorporated
34	MULTIPLAN	Oct 11, 2005	Japan	Registered	2005-94669	4916041	Dec 16, 2005	009	Accuray Incorporated
35	MULTIPLAN	Oct 14, 2005	Japan	Registered	2005-96300	5001409	Nov 2, 2006	009	Accuray Incorporated
36	XSIGHT	Apr 11, 2005	United States of America	Registered	76/635,461	3298517	Sep 25, 2007	010	Accuray Incorporated

4

37	XSIGHT	Oct 19, 2006	European Union Intellectual Property Office	Registered	005399241	005399241	May 8, 2008	010	Accuray Incorporated
38	XSIGHT	Oct 11, 2006	International Bureau of WIPO	Registered	923838	923838	Oct 11, 2006	10, 9	Accuray Incorporated
39	XSIGHT	Oct 11, 2006	China	Registered	923838	923838	Oct 11, 2006	10, 9	Accuray Incorporated
40	XSIGHT	Oct 11, 2006	Japan	Total Provisional Refusal	923838			10, 9	Accuray Incorporated
41	XSIGHT	Oct 11, 2006	Korea (South)	Registered	923838	923838	Oct 11, 2006	10, 9	Accuray Incorporated
42	XSIGHT	Feb 26, 2009	Japan	Registered	2009-013714	5301276	Feb 12, 2010	010	Accuray Incorporated
43	XSIGHT	Oct 11, 2006	United States of America	Registered	77/018,732	3496392	Sep 2, 2008	010	Accuray Incorporated
44	ACCURAY	Oct 13, 2005	United States of America	Registered	78/732,900	3306634	Oct 9, 2007	009, 10	Accuray Incorporated
45	ACCURAY	Mar 14, 2016	China	Pending	19292055			009	Accuray Incorporated
46	ACCURAY	Mar 14, 2016	China	Pending				010	Accuray Incorporated
47	ACCURAY	Feb 18, 2008	Argentina	Registered	2804455	2414459	Dec 17, 2010	009, 10	Accuray Incorporated
48	ACCURAY	Feb 2, 2012	Brazil	Registered	840016174	840016174	Feb 18, 2015	009, 10	Accuray Incorporated

5

49	ACCURAY	Jul 15, 2016	Canada	Pending	1,791,705			009, 10	Accuray Incorporated
50	ACCURAY	Dec 30, 2008	Colombia	Registered	08137763	385785	Aug 26, 2009	009, 10	Accuray Incorporated
51	ACCURAY	Oct 15, 2005	European Union Intellectual Property Office	Registered	004655833	004655833	Oct 6, 2006	009, 10, 41	Accuray Incorporated
52	ACCURAY	Jun 1, 2016	Hong Kong, SAR China	Registered	303794130	303794130	Jun 1, 2016	009, 10	Accuray Incorporated
53	ACCURAY	Aug 4, 2010	India	Pending	2003494			009, 10	Accuray Incorporated
54	ACCURAY	Sep 16, 2009	Iraq	Pending	54904			009, 10	Accuray Incorporated
55	ACCURAY	May 26, 2009	Iran	Registered	188030112	217781	Sep 9, 2012	009, 10	Accuray Incorporated
56	ACCURAY	Aug 28, 2008	Korea (South)	Registered	40-2008-42136	40-797598	Aug 11, 2009	009, 10	Accuray Incorporated
57	ACCURAY	May 19, 2009	Kuwait	Registered	103329	90405	May 19, 2009	009, 10	Accuray Incorporated
58	ACCURAY	Oct 21, 2005	International Bureau of WIPO	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
59	ACCURAY	Oct 21, 2005	Australia	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
60	ACCURAY	Oct 21, 2005	Switzerland	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated

6

61	ACCURAY	Oct 21, 2005	China	Pending	896634			10, 09	Accuray Incorporated
62	ACCURAY	Oct 21, 2005	Japan	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
63	ACCURAY	Oct 21, 2005	Korea (South)	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
64	ACCURAY	Oct 17, 2005	New Zealand	Registered	737214	737214	Jul 13, 2006	009, 10	Accuray Incorporated
65	ACCURAY	Jun 23, 2009	Paraguay	Registered	21220	335824	Aug 3, 2010	009, 10	Accuray Incorporated
66	ACCURAY	Jan 16, 2009	Russian Federation	Registered	2009700539	420624	Oct 15, 2010	009, 10	Accuray Incorporated
67	ACCURAY	Jun 30, 2009	South Africa	Registered	144957	1272/86	Aug 15, 2011	009, 10	Accuray Incorporated
68	ACCURAY	Jun 20, 2016	Turkey	Registered	201654308	201654308	Feb 7, 2017	009, 10	Accuray Incorporated
69	ACCURAY	Oct 19, 2005	Taiwan, Republic of China	Registered	094050248	01213117	Jun 2, 2006	009, 10	Accuray Incorporated
70	ACCURAY	May 5, 2009	Ukraine	Registered	M 2009 05020	128119	Sep 10, 2010	009, 10	Accuray Incorporated
71	ACCURAY	Jul 13, 2009	Uruguay	Registered	403555	40355	Jun 13, 2012	009, 10	Accuray Incorporated
72	ACCURAY & DESIGN	Oct 13, 2005	United States of America	Registered	78/732,915	3378543	Feb 5, 2008	10, 10	Accuray Incorporated
73	ACCURAY & DESIGN	Mar 14, 2016	China	Pending	19292057			009	Accuray Incorporated
74	ACCURAY & DESIGN	Mar 28, 2017	China	Pending	23307720			009	Accuray Incorporated

7

75	ACCURAY & DESIGN	Mar 14, 2016	China	Registered	19292056	19292056	Apr 21, 2017	010	Accuray Incorporated
76	ACCURAY & DESIGN	Mar 14, 2016	China	Pending	19292055			44	Accuray Incorporated
77	ACCURAY & DESIGN	Mar 28, 2017	China	Pending	23307719			44	Accuray Incorporated
78	ACCURAY & DESIGN OF NEW LOGO	Feb 17, 2016	European Union Intellectual Property Office	Registered	15116114	15116114	Jun 16, 2016	009, 10	Accuray Incorporated
79	ACCURAY & DESIGN OF NEW LOGO	Feb 11, 2016	United States of America	Registered	86/904,926	5,229,006	Jun 20, 2017	009, 10	Accuray Incorporated
80	ACCURAY’S DESIGN	Oct 13, 2005	United States of America	Registered	78/732,925	3306635	Oct 9, 2007	009, 10	Accuray Incorporated
81	CYBERKNIFE UNIVERSITY	Oct 11, 2006	United States of America	Registered	77/018,644	3465111	Jul 15, 2008	41	Accuray Incorporated
82	XCHANGE	Sep 26, 2006	United States of America	Registered	77/007,570	3631869	Jun 2, 2009	10	Accuray Incorporated
83	XCHANGE	Sep 29, 2006	European Union Intellectual Property Office	Registered	005347257	005347257	Aug 30, 2007	10	Accuray Incorporated
84	XCHANGE	Sep 26, 2006	United States of America	Registered	A0005960	907679	Sep 26, 2006	10	Accuray Incorporated
85	XCHANGE	Sep 26, 2006	China	Registered	907679	907679	Sep 26, 2006	10	Accuray Incorporated
86	XCHANGE	Sep 26, 2006	Japan	Registered	907679	907679	Sep 26, 2006	10	Accuray Incorporated

8

87	XCHANGE	Sep 26, 2006	Korea (South)	Registered	907679	907679	Sep 26, 2006	10	Accuray Incorporated
88	CYBERKNIFE VSI	Mar 30, 2009	United States of America	Registered	77/702,437	3904968	Jan 11, 2011	10	Accuray Incorporated
89	QUICKPLAN	Aug 26, 2009	United States of America	Registered	77/813,495	3829517	Aug 3, 2010	9	Accuray Incorporated
90	INTERNATIONAL CYBERKNIFE NETWORK	Jan 17, 2011	China	Registered	9059734	9059734	Feb 7, 2012	35	Accuray Incorporated
91	INTERNATIONAL CYBERKNIFE NETWORK	Jan 12, 2011	European Union Intellectual Property Office	Registered	009654864	009654864	Jun 21, 2011	35	Accuray Incorporated
92	INTERNATIONAL CYBERKNIFE NETWORK	Jan 14, 2011	Japan	Registered	2011-002039	5422567	Jul 1, 2011	35	Accuray Incorporated
93	PLANTOUCH	Sep 12, 2011	United States of America	Registered	85/420,777	4,332,520	May 7, 2013		Accuray Incorporated
94	AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY	Sep 30, 2011	United States of America	Registered	85/436,970	4240551	Nov 13, 2012	35, 41, 42	Accuray Incorporated
95	AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY	Dec 22, 2011	Japan	Registered	2011-092307	5499149	Jun 8, 2012	35, 41, 42	Accuray Incorporated
96	AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY	Dec 12, 2011	European Union Intellectual Property Office	Registered	10484723	10484723	Jul 26, 2012	35, 41, 42	Accuray Incorporated
97	ACCURAY IN JAPANESE CHARACTERS	Apr 4, 2012	United States of America	Registered	2012/026,212	5528381	Oct 12, 2012	10, 09	Accuray Incorporated

9

98	CYBERKNIFE (JAPANESE CHARACTERS)	Oct 18, 2011	Japan	Registered	2011-74379	5638370	Dec 20, 2013	10	Accuray Incorporated
99	HI ART	Feb 24, 2005	India	Registered	1340588	1340588	Feb 24, 2005	10, 09	Accuray Incorporated
100	HI ART	Feb 17, 2005	Taiwan, Republic of China	Registered	094006942	1185028	Dec 1, 2005	10, 09	Accuray Incorporated
101	HI ART	Feb 16, 2005	Canada	Registered	1,247,428	TMA740020	May 13, 2009	10	Accuray Incorporated
102	HI ART	Mar 3, 2005	United States of America	Registered	865,313	865313	Mar 3, 2005	10, 09	Accuray Incorporated
103	HI ART (2840349)	May 28, 2003	United States of America	Registered	78/255,227	2840349	May 11, 2004	10	Accuray Incorporated
104	HI ART (2840348)	May 28, 2003	United States of America	Registered	78/255,208	2840348	May 11, 2004	9	Accuray Incorporated
105	MISCELLANEOUS DESIGN (TOMOTHERAPY LOGO)	Jul 9, 2003	Canada	Registered	1,182,644	TMA 626773	Nov 26, 2004		Accuray Incorporated
106	MISCELLANEOUS DESIGN (TOMOTHERAPY LOGO)	Feb 16, 2005	Canada	Registered	1,247,408	TMA 722932	Sep 4, 2008		Accuray Incorporated
107	TOMO	Feb 16, 2005	Canada	Registered	1,247,410	TMA 722931	Sep 4, 2008	10	Accuray Incorporated
108	TOMO	Jul 9, 2003	Canada	Registered	1,182,645	TMA 626109	Nov 22, 2004	10	Accuray Incorporated
109	TOMO	Mar 3, 2005	Switzerland	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated
110	TOMO	Mar 3, 2005	China	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated

10

111	TOMO	Jun 26, 2003	European Union Intellectual Property Office	Registered	003243979	003243979	Nov 11, 2004	10	Accuray Incorporated
112	TOMO	Mar 3, 2005	European Union Intellectual Property Office	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated
113	TOMO	Mar 3, 2005	International Bureau of WIPO	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated
114	TOMO	Feb 24, 2005	India	Registered	1340584	1340584	Feb 24, 2005	10	Accuray Incorporated
115	TOMO	Mar 3, 2005	Japan	Registered	857295	857295	Mar 3, 2005	10, 09	TomoTherapy Incorporated
116	TOMO	Mar 3, 2005	Korea (South)	Registered	857295	857295	Mar 3, 2005	10	TomoTherapy Incorporated
117	TOMO	Mar 12, 2015	Russian Federation	Registered	2015706615	590726	Oct 13, 2016	10	TomoTherapy Incorporated
118	TOMO	Mar 3, 2005	Singapore	Registered	857295	857295	Mar 3, 2005	10, 09	TomoTherapy Incorporated
119	TOMO	Feb 17, 2005	Taiwan, Republic of China	Registered	094006945	1182820	Nov 16, 2005	10	TomoTherapy Incorporated
120	TOMO	Jan 14, 2003	United States of America	Registered	78/203,099	2788956	Dec 2, 2003	10	TomoTherapy Incorporated
121	TOMOTHERAPY	Oct 9, 2012	United States of America	Registered	85/749,470	4417188	Oct 15, 2013	10, 09	TomoTherapy Incorporated

11

122	TOMOTHERAPY	Feb 2, 2012	Brazil	Registered	840016190	840016190	Feb 18, 2015	10	TomoTherapy Incorporated
123	TOMOTHERAPY	Feb 16, 2005	Canada	Registered	1,247,407	TMA 708751	Mar 4, 2008	10, 09	TomoTherapy Incorporated
124	TOMOTHERAPY	Jun 11, 2008	Canada	Registered	1,399,183	TMA915,722	Oct 1, 2015	44	TomoTherapy Incorporated
125	TOMOTHERAPY	Jun 21, 2008	European Union Intellectual Property Office	Registered	7005903	7005903	Jul 10, 2009	44	TomoTherapy Incorporated
126	TOMOTHERAPY	May 26, 2016	Hong Kong, SAR China	Registered	303788678	303788678	May 26, 2016	10, 09	TomoTherapy Incorporated
127	TOMOTHERAPY	Jul 23, 2015	Hong Kong, SAR China	Registered	303481065	303481065	Jul 23, 2015	010, 044	TomoTherapy Incorporated
128	TOMOTHERAPY	Feb 9, 2005	International Bureau of WIPO	Registered	847352	847352	Feb 9, 2005	10, 09	TomoTherapy Incorporated
129	TOMOTHERAPY	Feb 24, 2005	India	Registered	1340585	1340585	Feb 24, 2005	10, 09	TomoTherapy Incorporated
130	TOMOTHERAPY	Mar 12, 2015	Russian Federation	Registered	2015706614		Jun 26, 2016	009, 10	TomoTherapy Incorporated
131	TOMOTHERAPY	Feb 17, 2005	Taiwan, Republic of China	Registered	094006943	1182818	Nov 16, 2005	10, 09	TomoTherapy Incorporated
132	TOMOTHERAPY AND DESIGN	Jul 9, 2003	United States of America	Registered	01/182,642	TMA 653899	Nov 29, 2005		TomoTherapy Incorporated
133	TOMOTHERAPY (SINGLE LINE)	Jul 9, 2003	Canada	Registered	1,182,643	TMA 654059	Nov 30, 2005	10	TomoTherapy Incorporated

12

134	TOMOTHERAPY HI ART	Mar 5, 2001	United States of America	Registered	76/219,829	2729995	Jun 24, 2003	10, 09	TomoTherapy Incorporated
135	TOMOTHERAPY (JAPANESE CHARACTERS)	Mar 22, 2012	Japan	Registered	2012-021787	5585393	May 24, 2013	10	TomoTherapy Incorporated
136	TOMOHD	Oct 5, 2010	United States of America	Registered	85/145,550	4418909	Oct 15, 2013	10, 09	TomoTherapy Incorporated
137	TOMOH	Oct 5, 2010	United States of America	Registered	85/145,560	4621369	Oct 14, 2014	10, 09	TomoTherapy Incorporated
138	STATRT	Oct 5, 2010	United States of America	Registered	85/145,487	4808683	Sep 8, 2015	10, 09	TomoTherapy Incorporated
139	STATRT	Jun 12, 2008	European Union Intellectual Property Office	Registered	007005937	007005937	Apr 3, 2009	10, 09	TomoTherapy Incorporated
140	TOMOPORTAL	Feb 19, 2007	India	Registered	1531829	1531829	Feb 19, 2007	10	TomoTherapy Incorporated
141	TOMOPORTAL	Jan 16, 2008	Taiwan, Republic of China	Registered	01297299	01297299	Jan 16, 2008	9	TomoTherapy Incorporated
142	ONRAD	Jun 19, 2015	China	Registered	17248954	17248954	Oct 28, 2016	010	TomoTherapy Incorporated
143	ONRAD	Jun 3, 2015	European Union Intellectual Property Office	Registered	14195176	14195176	Oct 2, 2015	009, 10	TomoTherapy Incorporated
144	ONRAD	Jun 5, 2015	Japan	Registered	2015-053384	5802044	Oct 23, 2015	009, 10	TomoTherapy Incorporated

13

145	ONRAD	Jun 3, 2015	Mexico	Registered	1617205	1582025	Oct 20, 2015	009	TomoTherapy Incorporated
146	ONRAD	Jun 3, 2015	Mexico	Registered	1617204	1582659	Oct 21, 2015	010	TomoTherapy Incorporated
147	RADIXACT	Sep 4, 2015	Canada	Allowed	1,744,763			009	TomoTherapy Incorporated
148	RADIXACT	Aug 27, 2015	China	Registered	17765335	17765335	Oct 14, 2016	10, 09	TomoTherapy Incorporated
149	RADIXACT	Aug 24, 2015	European Union Intellectual Property Office	Registered	14500763	14500763	Dec 23, 2015	009, 10	TomoTherapy Incorporated
150	RADIXACT	Aug 25, 2015	Japan	Registered	2015-081559	5845038	Apr 22, 2016	009, 10	Accuray Incorporated
151	RADIXACT	May 25, 2016	Russian Federation	Registered	2016718486	607782	Mar 6, 2017	009, 10	Accuray Incorporated
152	RADIXACT	Aug 31, 2015	United States of America	Registered	86/742,946	5,092,439	Nov 29, 2016	009, 10	Accuray Incorporated
153	PRECISION	Sep 16, 2015	Canada	Allowed	1,746,346			009	Accuray Incorporated
154	PRECISION	Sep 3, 2015	Japan	Registered	2015-085171		Jul 7, 2016	009	Accuray Incorporated
155	IDMS	Sep 1, 2015	United States of America	Allowed	86/744,366			9	Accuray Incorporated
156	IDMS	Sep 16, 2015	Canada	Allowed	1,746,347			009	Accuray Incorporated
157	IDMS	Sep 6, 2015	China	Registered	17825894	17825894	Oct 14, 2016	9	Accuray Incorporated

14

158	IDMS	Sep 2, 2015	European Union Intellectual Property Office	Registered	14519102	14519102	Jan 11, 2016	009	Accuray Incorporated
159	IDMS	Sep 3, 2015	Japan	Registered	2015-085198	5829333	Feb 26, 2016	009	Accuray Incorporated
160	ACCURAY PRECISION	Jan 6, 2016	Canada	Allowed	1,762,154			9	Accuray Incorporated
161	ACCURAY PRECISION	Jan 7, 2016	China	Registered	18815588	18815588	Feb 14, 2017	9	Accuray Incorporated
162	ACCURAY PRECISION	Jan 6, 2016	European Union Intellectual Property Office	Registered	14977862	14977862	May 5, 2016	009	Accuray Incorporated
163	ACCURAY PRECISION	Jan 8, 2016	Japan	Registered	2016-002109	5854578	May 27, 2016	009	Accuray Incorporated
164	ACCURAY PRECISION	Jan 4, 2016	United States of America	Registered	86/864,567	5,210,271	May 23, 2017	009	Accuray Incorporated
165	PRECISEART	Feb 12, 2016	Canada	Allowed	1,767,695			009	Accuray Incorporated
166	PRECISEART	Feb 18, 2016	China	Registered	19112005	19112005	Mar 21, 2017	009	Accuray Incorporated
167	PRECISEART	Feb 22, 2016	European Union Intellectual Property Office	Registered	15131188	15131188	Jun 24, 2016	009	Accuray Incorporated

15

168	PRECISEART	Feb 15, 2016	Japan	Registered	2016-015892	5868546	Jul 22, 2016	009	Accuray Incorporated
169	PRECISEART	Feb 11, 2016	United States of America	Allowed	86/904,966			009	Accuray Incorporated
170	PRECISERTX	Feb 12, 2016	Canada	Allowed	1 767 696			009	Accuray Incorporated
171	PRECISERTX	Feb 18, 2016	China	Registered	19112004	19112004	Mar 21, 2017	009	Accuray Incorporated
172	PRECISERTX	Feb 12, 2016	European Union Intellectual Property Office	Registered	15103658	15103658	Jun 22, 2016	009	Accuray Incorporated
173	PRECISERTX	Feb 15, 2016	Japan	Registered	2016-015898	5868547	Jul 22, 2016	009	Accuray Incorporated
174	PRECISERTX	Feb 11, 2016	United States of America	Allowed	86/904,972			009	Accuray Incorporated
175	CTRUE	Feb 9, 2007	European Union Intellectual Property Office	Registered	5705827	5705827	Feb 11, 2008	009, 10	Accuray Incorporated
176	CTRUE	Feb 9, 2007	Korea (South)	Registered	4020070007623	400733460000	Jan 8, 2008	10, 09	TomoTherapy Incorporated
177	CTRUE	Jan 16, 2008	Taiwan, Republic of China	Registered	01298912	01298912	Jan 16, 2008	10, 09	Accuray Incorporated

16

OUS Issued Patent Matters

TITLE	COUNTRY	DATE FILED	APPLICATION NUMBER	STATUS	GRANT DATE	OWNER
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT	China	May 9, 2006	2006800250458	Issued	Dec 1, 2011	Accuray Incorporated
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT	Japan	May 9, 2006	2008511299	Issued	Nov 15, 2012	Accuray Incorporated
SUPER PRECISION REGISTRATION OF X-RAY IMAGES TO CONE BEAM CT FOR IMAGE-GUIDED RADIOSURGERY - PCT	China	Jun 27, 2006	2006800281600	Issued	Dec 5, 2012	Accuray Incorporated
PRECISION REGISTRATION OF X-RAY IMAGES TO CONE-BEAM CT FOR IMAGE-GUIDED RADIATION TREATMENT	Japan	Jun 27, 2006	2008520277	Issued	Aug 29, 2014	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY - KOREA	Korea (South)	Apr 5, 2005	20067023241	Issued	Sep 28, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	China	Jun 29, 2006	2006800286765	Issued	Jul 18, 2012	Accuray Incorporated
Imaging geometry	China	Jun 29, 2005	2010101970488	Issued	Jun 12, 2012	Accuray Incorporated
IMAGING GEOMETRY - PCT	Germany	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	European Patent Office	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	France	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated

17

IMAGING GEOMETRY - PCT	United Kingdom	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	Japan	Jun 29, 2006	2008520316	Issued	Aug 10, 2012	Accuray Incorporated
Adaptive X-Ray Control	China	Feb 13, 2007	2007800055515	Issued	Sep 5, 2012	Accuray Incorporated
Adaptive X-Ray Control	Japan	Feb 13, 2007	2008555381	Issued	Nov 8, 2012	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- GERMANY	Germany	Dec 7, 1993	DE19936033449	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- EPO	European Patent Office	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- FRANCE	France	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- GREAT BRITAIN	United Kingdom	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- ITALY	Italy	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated

18

APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- KOREA	Korea (South)	Dec 7, 1993	95702344	Issued	Feb 26, 2002	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- SWEDEN	Sweden	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- GERMANY	Germany	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- EPO	European Patent Office	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- FRANCE	France	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- UNITED KINGDOM	United Kingdom	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- ITALY	Italy	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated

19

APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- JAPAN	Japan	Mar 14, 2000	2000604773	Issued	Dec 4, 2009	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- JAPAN	Japan	Mar 14, 2000	2009225262	Issued	Mar 8, 2013	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- KOREA	Korea (South)	Mar 14, 2000	1020017011675	Issued	Aug 10, 2007	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- SWEDEN	Sweden	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	Germany	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	European Patent Office	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	France	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	United Kingdom	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	Japan	Sep 14, 2001	2007212216	Issued	Apr 20, 2012	Accuray Incorporated

20

FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	Sweden	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
Dynamic Tracking of Moving Targets	Japan	Aug 22, 2005	2007534595	Issued	Nov 16, 2012	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	China	May 30, 2007	2007800234568	Issued	Jul 27, 2011	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	Germany	May 30, 2007	077955359	Issued	Aug 16, 2016	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	European Patent Office	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	France	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	United Kingdom	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	Japan	May 30, 2007	2009518130	Issued	Sep 5, 2014	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	Sweden	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
RADIATION TREATMENT PLANNING USING FOUR-DIMENSIONAL IMAGING DATA	Japan	Aug 30, 2007	2007253810	Issued	Nov 14, 2013	Accuray Incorporated
COLLIMATOR CHANGER	Japan	Oct 9, 2007	2009536231	Issued	Aug 2, 2013	Accuray Incorporated
TARGET TRACKING USING DIRECT TARGET REGISTRATION	China	Oct 11, 2007	2007800406282	Issued	Feb 18, 2016	Accuray Incorporated

21

An apparatus and method for determining an optimized path traversal for radiation treatment delivery system	Japan	Sep 30, 2009	2010502090	Issued	Aug 2, 2013	Accuray Incorporated
USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	China	Dec 11, 2008	2008801248685	Issued	Apr 23, 2014	Accuray Incorporated
USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	Japan	Dec 11, 2008	2010543094	Issued	Dec 6, 2013	Accuray Incorporated
SEVEN DEGREES OR MORE OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	China	Aug 12, 2009	2009801422313	Issued	Sep 10, 2014	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	China	Jan 25, 2010	2010800055767	Issued	Jan 26, 2014	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	China	Jan 25, 2010	2014100859640	Issued	Jun 29, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	European Patent Office	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	France	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	United Kingdom	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated

22

TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	Italy	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	Sweden	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	China	Jul 2, 2010	2010800369694	Issued	Nov 17, 2014	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	Japan	Jul 2, 2010	2012519611	Issued	Oct 30, 2015	Accuray Incorporated
Magnetron Powered of Interleaved Multi-energy LInac	China	Jan 28, 2011	2011800149735	Issued	Sep 19, 2016	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	Germany	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	European Patent Office	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	France	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	United Kingdom	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	Germany	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated

23

Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	European Patent Office	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	European Patent Office	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	Germany	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	France	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	United Kingdom	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	France	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	United Kingdom	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	China	Oct 28, 2011	2011800570349	Issued	Jan 17, 2017	Accuray Incorporated

24

Method and apparatus for treating a target’s partial motion range	Germany	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	European Patent Office	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	France	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	United Kingdom	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	Italy	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	Japan	Oct 28, 2011	2013536890	Issued	May 13, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	Sweden	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	China	Jan 10, 2012	2012800109855	Issued	Apr 11, 2016	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM WITH RING GANTRY	Japan	Jan 10, 2012	2013550494	Issued	Mar 8, 2017	Accuray Incorporated
Automatic callibration for device with controlled motion range	Japan	Feb 6, 2012	2013553479	Issued	Nov 18, 2016	Accuray Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	Germany	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	European Patent Office	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	France	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated

25

SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	United Kingdom	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	Japan	Mar 11, 2002	2002572101	Issued	Mar 6, 2009	TomoTherapy Incorporated
METHOD FOR MODIFICATION OF RADIOTHERAPY TREATMENT DELIVERY	Japan	Sep 6, 2004	2003574268	Issued	Feb 18, 2011	TomoTherapy Incorporated
TOMOTHERAPY STEREOTACTIC UPPER BODY FIXATION AND POSITIONING DEVICE	Japan	Jan 23, 2006	2006522801	Issued	Jul 30, 2010	TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET	Germany	Jul 21, 2006	080062342	Issued	May 4, 2011	TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET	France	Jul 21, 2006	080062342	Issued	May 4, 2011	TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET	United Kingdom	Jul 21, 2006	080062342	Issued	May 4, 2011	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	European Patent Office	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	Germany	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated

26

RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	France	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	United Kingdom	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	Japan	Jan 22, 2008	2008523014	Issued	Oct 18, 2013	TomoTherapy Incorporated
EVALUATION OF QUALITY ASSURANCE CRITERIA IN DELIVERY OF A TREATMENT PLAN	China	Jul 21, 2006	2006800345975	Issued	Jul 18, 2012	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	Germany	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	European Patent Office	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	France	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	United Kingdom	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	Italy	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	Sweden	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated

27

GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	Germany	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	France	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	United Kingdom	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	Netherlands	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	Sweden	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
SYSTEM AND METHOD OF DETECTING A BREATHING PHASE OF A PATIENT RECEIVING RADIATION THERAPY	Japan	Jan 22, 2008	2008522987	Issued	Aug 10, 2012	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	China	Feb 19, 2014	2014800105675	Issued	Sep 8, 2017	TomoTherapy Incorporated

28

~~Trademarks US/OUS - Pending~~

	~~MARK~~	~~DATE FILED~~	~~COUNTRY~~	~~STATUS~~	~~SERIAL NO.~~	~~REG NO.~~	~~REG DATE~~	~~CLASS(ES): CLASS CODE~~	~~OWNER~~
~~1~~	~~CYBERKNIFE~~	~~Jul 12, 2016~~	~~Canada~~	~~Pending~~	~~1,790,917~~			~~10~~	~~Accuray Incorporated~~
~~42~~
~~9~~
~~2~~	~~CYBERKNIFE~~	~~Sep 17, 2009~~	~~Iraq~~	~~Pending~~	~~54905~~			~~10~~	~~Accuray Incorporated~~
~~9~~
~~3~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Mar 14, 2016~~	~~China~~	~~Pending~~	~~19292055~~			~~009~~	~~Accuray Incorporated~~
~~4~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Mar 14, 2016~~	~~China~~	~~Pending~~				~~010~~	~~Accuray Incorporated~~
~~5~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Mar 14, 2016~~	~~China~~	~~Pending~~	~~19292055~~			~~44~~	~~Accuray Incorporated~~
~~010~~

29

~~6~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Feb 2, 2012~~	~~Brazil~~	~~Allowed~~	~~840016174~~	~~840016174~~	~~18-Feb-15~~	~~009~~	~~Accuray Incorporated~~
~~010~~
~~7~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Jul 15, 2016~~	~~Canada~~	~~Pending~~	~~1,791,705~~			~~009~~	~~Accuray Incorporated~~
~~41~~
~~8~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Jun 1, 2016~~	~~Hong Kong, SAR China~~	~~Pending~~	~~303794130~~			~~009~~	~~Accuray Incorporated~~
~~010~~
~~9~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Aug 4, 2010~~	~~India~~	~~Pending~~	~~2003494~~			~~009~~	~~Accuray Incorporated~~
~~010~~
~~10~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Sep 16, 2009~~	~~Iraq~~	~~Pending~~	~~54904~~			~~009~~	~~Accuray Incorporated~~
~~010~~
~~11~~	~~ACCURAY~~	~~Oct 21, 2005~~	~~China~~	~~Pending~~	~~896634~~			~~10~~	~~Accuray Incorporated~~

30

~~9~~
~~12~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Jun 20, 2016~~	~~Turkey~~	~~Pending~~	~~2016/54308~~	~~009~~	~~Accuray Incorporated~~
~~010~~
~~13~~	~~ACCURAY AND DESIGN OF NEW LOGO~~	~~Feb 17, 2016~~	~~European Union Intellectual Property Office~~	~~Pending~~		~~9~~	~~Accuray Incorporated~~
~~14~~	~~ACCURAY AND DESIGN OF NEW LOGO~~	~~Feb 11, 2016~~	~~United States of America~~	~~Allowed~~	~~86/904,926~~	~~9~~	~~Accuray Incorporated~~
~~010~~
~~41~~
~~42~~
~~15~~	~~TOMO~~	~~Mar 12, 2015~~	~~Russian Federation~~	~~Pending~~	~~2015706615~~	~~10~~	~~Accuray Incorporated~~
~~9~~
~~16~~	~~TOMOTHERAPY~~	~~May 26, 2016~~	~~Hong Kong, SAR China~~	~~Pending~~	~~303788678~~	~~10~~	~~Accuray Incorporated~~
~~9~~
~~17~~	~~ONRAD~~	~~Jun 19, 2015~~	~~China~~	~~Pending~~	~~17248954~~	~~10~~	~~Accuray Incorporated~~

31

~~9~~
~~18~~	~~RADIXACT~~	~~Sep 4, 2015~~	~~Canada~~	~~Allowed~~	~~1,744,763~~	~~10~~	~~Accuray Incorporated~~
~~9~~
~~19~~	~~RADIXACT~~	~~Aug 27, 2015~~	~~China~~	~~Pending~~	~~17765335~~	~~10~~	~~Accuray Incorporated~~
~~9~~
~~20~~	~~RADIXACT~~	~~May 25, 2016~~	~~Russian Federation~~	~~Pending~~	~~2016718486~~	~~10~~	~~Accuray Incorporated~~
~~9~~
~~21~~	~~PRECISION~~	~~Sep 16, 2015~~	~~Canada~~	~~Pending~~	~~1,746,346~~	~~9~~	~~Accuray Incorporated~~
~~22~~	~~PRECISION~~	~~Sep 6, 2015~~	~~China~~	~~Pending~~	~~1782589~~	~~9~~	~~Accuray Incorporated~~
~~23~~	~~PRECISION~~	~~Sep 2, 2015~~	~~European Union Intellectual Property Office~~	~~Pending~~	~~14519094~~	~~9~~	~~Accuray Incorporated~~
~~24~~	~~IDMS~~	~~Sep 16, 2015~~	~~Canada~~	~~Pending~~	~~1,746,347~~	~~9~~	~~Accuray Incorporated~~
~~25~~	~~IDMS~~	~~Sep 6, 2015~~	~~China~~	~~Pending~~	~~17825894~~	~~9~~	~~Accuray Incorporated~~

32

~~26~~	~~IDMS~~	~~Sep 1, 2015~~	~~United States of America~~	~~Pending~~	~~86/744,366~~	~~9~~	~~Accuray Incorporated~~
~~27~~	~~ACCURAY PRECISION~~	~~Jan 6, 2016~~	~~Canada~~	~~Pending~~	~~1,762,154~~	~~9~~	~~Accuray Incorporated~~
~~28~~	~~ACCURAY PRECISION~~	~~Jan 7, 2016~~	~~China~~	~~Pending~~	~~18815588~~	~~9~~	~~Accuray Incorporated~~
~~29~~	~~ACCURAY PRECISION~~	~~Jan 4, 2016~~	~~United States of America~~	~~Published~~	~~86/864,567~~	~~9~~	~~Accuray Incorporated~~
~~30~~	~~PRECISEART~~	~~Feb 12, 2016~~	~~Canada~~	~~Pending~~	~~1 767 695~~	~~9~~	~~Accuray Incorporated~~
~~31~~	~~PRECISEART~~	~~Feb 18, 2016~~	~~China~~	~~Pending~~	~~19112005~~	~~9~~	~~Accuray Incorporated~~
~~32~~	~~PRECISEART~~	~~Feb 22, 2016~~	~~European Union Intellectual Property Office~~	~~Published~~	~~15131188~~	~~9~~	~~Accuray Incorporated~~
~~33~~	~~PRECISEART~~	~~Feb 11, 2016~~	~~United States of America~~	~~Published~~	~~86/904,966~~	~~9~~	~~Accuray Incorporated~~
~~34~~	~~PRECISERTX~~	~~Feb 12, 2016~~	~~Canada~~	~~Pending~~	~~1 767 696~~	~~9~~	~~Accuray Incorporated~~
~~35~~	~~PRECISERTX~~	~~Feb 18, 2016~~	~~Chile~~	~~Pending~~	~~19112004~~	~~9~~	~~Accuray Incorporated~~

33

~~36~~	~~PRECISERTX~~	~~Feb 11, 2016~~	~~United States of America~~	~~Published~~	~~86/904,972~~	~~9~~	~~Accuray Incorporated~~

~~Trademarks US/OUS - Registered~~

	~~MARK~~	~~DATE FILED~~	~~COUNTRY~~	~~STATUS~~	~~SERIAL NO.~~	~~REG NO.~~	~~REG DATE~~	~~CLASS(ES): CLASS CODE~~	~~OWNER~~
~~1~~	~~CYBERKNIFE~~	~~Nov 1, 1993~~	~~United States of America~~	~~Registered~~	~~74/452,587~~	~~2159142~~	~~May 19, 1998~~	~~10~~	~~Accuray Incorporated~~
~~2~~	~~CYBERKNIFE~~	~~Feb 18, 2008~~	~~Argentina~~	~~Registered~~	~~2804456~~	~~2271973~~	~~Feb 6, 2009~~	~~10~~	~~Accuray Incorporated~~
~~3~~	~~CYBERKNIFE~~	~~Feb 2, 2012~~	~~Brazil~~	~~Registered~~	~~840016158~~	~~840016158~~	~~Feb 18, 2015~~	~~10~~	~~Accuray Incorporated~~
~~4~~	~~CYBERKNIFE~~	~~Dec 30, 2008~~	~~Colombia~~	~~Registered~~	~~08137766~~	~~385786~~	~~Aug 26, 2009~~	~~10~~	~~Accuray Incorporated~~
~~5~~	~~CYBERKNIFE~~	~~Dec 6, 1999~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~001412923~~	~~001412923~~	~~Feb 14, 2001~~	~~10~~	~~Accuray Incorporated~~

34

~~6~~	~~CYBERKNIFE~~	~~Aug 4, 2010~~	~~India~~	~~Registered~~	~~2003493~~	~~2003493~~	~~Aug 4, 2010~~	~~10~~	~~Accuray Incorporated~~
~~7~~	~~CYBERKNIFE~~	~~May 26, 2009~~	~~Iran~~	~~Registered~~	~~188030110~~	~~173757~~	~~Nov 27, 2010~~	~~10~~	~~Accuray Incorporated~~
~~8~~	~~CYBERKNIFE~~	~~Dec 3, 1999~~	~~Japan~~	~~Registered~~	~~11-11430~~	~~4619273~~	~~Nov 8, 2002~~	~~010~~	~~Accuray Incorporated~~
~~9~~	~~CYBERKNIFE~~	~~May 19, 2009~~	~~Kuwait~~	~~Registered~~	~~103328~~	~~90404~~	~~May 19, 2009~~	~~10~~	~~Accuray Incorporated~~
~~10~~	~~CYBERKNIFE~~	~~Oct 7, 2005~~	~~United States of America~~	~~Registered~~	~~A002761~~	~~868376~~	~~Oct 7, 2005~~	~~10~~	~~Accuray Incorporated~~
~~11~~	~~CYBERKNIFE~~	~~Oct 7, 2005~~	~~Australia~~	~~Registered~~	~~868376~~	~~868376~~	~~Oct 7, 2005~~	~~10~~	~~Accuray Incorporated~~
~~12~~	~~CYBERKNIFE~~	~~Oct 7, 2005~~	~~Switzerland~~	~~Registered~~	~~868376~~	~~868376~~	~~Oct 7, 2005~~	~~10~~	~~Accuray Incorporated~~
~~13~~	~~CYBERKNIFE~~	~~Oct 7, 2005~~	~~China~~	~~Registered~~	~~868376~~	~~868376~~	~~Oct 7, 2005~~	~~10~~	~~Accuray Incorporated~~

35

~~14~~	~~CYBERKNIFE~~	~~Oct 7, 2005~~	~~Korea (South)~~	~~Registered~~	~~868376~~	~~868376~~	~~Oct 7, 2005~~	~~10~~	~~Accuray Incorporated~~
~~15~~	~~CYBERKNIFE~~	~~Jan 25, 2013~~	~~Mexico~~	~~Registered~~	~~1343200~~	~~1362714~~	~~Apr 24, 2013~~	~~10~~	~~Accuray Incorporated~~
~~16~~	~~CYBERKNIFE~~	~~Oct 13, 2005~~	~~New Zealand~~	~~Registered~~	~~737078~~	~~737078~~	~~Apr 13, 2006~~	~~10~~	~~Accuray Incorporated~~
~~17~~	~~CYBERKNIFE~~	~~Jun 23, 2009~~	~~Paraguay~~	~~Registered~~	~~21219~~	~~334680~~	~~Jun 30, 2010~~	~~10~~	~~Accuray Incorporated~~
~~18~~	~~CYBERKNIFE~~	~~Jan 16, 2009~~	~~Russian Federation~~	~~Registered~~	~~2009700540~~	~~398317~~	~~Jan 15, 2010~~	~~10~~	~~Accuray Incorporated~~
~~19~~	~~CYBERKNIFE~~	~~Jun 30, 2009~~	~~Saudi Arabia~~	~~Registered~~	~~144956~~	~~1272/87~~	~~Aug 15, 2011~~	~~10~~	~~Accuray Incorporated~~
~~20~~	~~CYBERKNIFE~~	~~Oct 19, 2005~~	~~Taiwan, Republic of China~~	~~Registered~~	~~94050249~~	~~01223067~~	~~Aug 16, 2006~~	~~10~~	~~Accuray Incorporated~~
~~21~~	~~CYBERKNIFE~~	~~May 5, 2009~~	~~Ukraine~~	~~Registered~~	~~M 2009 05019~~	~~128118~~	~~Sep 10, 2010~~	~~10~~	~~Accuray Incorporated~~

36

~~22~~	~~CYBERKNIFE~~	~~Jul 13, 2009~~	~~Uruguay~~	~~Registered~~	~~403554~~	~~403554~~	~~Nov 4, 2011~~	~~10~~	~~Accuray Incorporated~~
~~23~~	~~SYNCHRONY~~	~~Jan 4, 2002~~	~~United States of America~~	~~Registered~~	~~76/355,129~~	~~3121089~~	~~Jul 25, 2006~~	~~009~~	~~Accuray Incorporated~~
~~24~~	~~ROBOCOUCH~~	~~Jun 30, 2004~~	~~United States of America~~	~~Registered~~	~~78/444,046~~	~~3303434~~	~~Oct 2, 2007~~	~~010~~	~~Accuray Incorporated~~
~~25~~	~~ROBOCOUCH~~	~~Dec 30, 2004~~	~~China~~	~~Registered~~	~~4443932~~	~~4443932~~	~~Aug 28, 2007~~	~~010~~	~~Accuray Incorporated~~
~~26~~	~~ROBOCOUCH~~	~~Dec 29, 2004~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~4175329~~	~~4175329~~	~~Mar 1, 2006~~	~~010~~	~~Accuray Incorporated~~
~~27~~	~~ROBOCOUCH~~	~~Dec 28, 2004~~	~~Japan~~	~~Registered~~	~~2004-119115~~	~~4858059~~	~~Apr 15, 2005~~	~~010~~	~~Accuray Incorporated~~
~~28~~	~~AXUM~~	~~Oct 14, 2005~~	~~China~~	~~Registered~~	~~4943872~~	~~4943872~~	~~Sep 28, 2008~~	~~10~~	~~Accuray Incorporated~~
~~29~~	~~INVIEW~~	~~Aug 23,~~ 	~~United States of America~~	~~Registered~~	~~78/471,678~~	~~3177967~~	~~Nov 28, 2006~~	~~9~~	~~Accuray Incorporated~~

37

~~2004~~
~~30~~	~~MULTIPLAN~~	~~Apr 11, 2005~~	~~United States of America~~	~~Registered~~	~~76/635,460~~	~~3181425~~	~~Dec 5, 2006~~	~~009~~	~~Accuray Incorporated~~
~~31~~	~~MULTIPLAN~~	~~Oct 8, 2005~~	~~China~~	~~Registered~~	~~4932723~~	~~4932723~~	~~Sep 7, 2008~~	~~009~~	~~Accuray Incorporated~~
~~32~~	~~MULTIPLAN~~	~~Oct 9, 2005~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~4643516~~	~~4643516~~	~~Oct 27, 2006~~	~~009~~	~~Accuray Incorporated~~
~~33~~	~~MULTIPLAN~~	~~Oct 11, 2005~~	~~Japan~~	~~Registered~~	~~2005-94669~~	~~4916041~~	~~Dec 16, 2005~~	~~009~~	~~Accuray Incorporated~~
~~34~~	~~MULTIPLAN~~	~~Oct 14, 2005~~	~~Japan~~	~~Registered~~	~~2005-96300~~	~~5001409~~	~~Nov 2, 2006~~	~~009~~	~~Accuray Incorporated~~
~~35~~	~~XSIGHT~~	~~Apr 11, 2005~~	~~United States of America~~	~~Registered~~	~~76/635,461~~	~~3298517~~	~~Sep 25, 2007~~	~~010~~	~~Accuray Incorporated~~
~~36~~	~~XSIGHT~~	~~Oct 19, 2006~~	~~European Union Intellectual~~ 	~~Registered~~	~~005399241~~	~~005399241~~	~~May 8, 2008~~	~~010~~	~~Accuray Incorporated~~

38

~~Property Office~~
~~37~~	~~XSIGHT~~	~~Feb 26, 2009~~	~~Japan~~	~~Registered~~	~~2009-013714~~	~~5301276~~	~~Feb 12, 2010~~	~~010~~	~~Accuray Incorporated~~
~~38~~	~~XSIGHT (REG.NO 3496392)~~	~~Oct 11, 2006~~	~~United States of America~~	~~Registered~~	~~77/018,732~~	~~3496392~~	~~Sep 2, 2008~~	~~010~~	~~Accuray Incorporated~~
~~39~~	~~XSIGHT~~	~~Oct 11, 2006~~	~~United States of America~~	~~Registered~~	~~A0006096~~	~~923838~~	~~Oct 11, 2006~~	~~10~~	~~Accuray Incorporated~~
~~40~~	~~XSIGHT~~	~~Oct 11, 2006~~	~~China~~	~~Registered~~	~~G923838~~	~~923838~~	~~Oct 11, 2006~~	~~10~~	~~Accuray Incorporated~~
~~41~~	~~XSIGHT~~	~~Oct 11, 2006~~	~~Korea (South)~~	~~Registered~~	~~923838~~	~~923838~~	~~Oct 11, 2006~~	~~10~~	~~Accuray Incorporated~~
~~42~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Oct 13, 2005~~	~~United States of America~~	~~Registered~~	~~78/732,900~~	~~3306634~~	~~Oct 9, 2007~~	~~009~~	~~Accuray Incorporated~~
~~43~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Feb 18, 2008~~	~~Argentina~~	~~Registered~~	~~2804455~~	~~2414459~~	~~Dec 17, 2010~~	~~009~~	~~Accuray Incorporated~~

39

~~44~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Dec 30, 2008~~	~~Colombia~~	~~Registered~~	~~08137763~~	~~385785~~	~~Aug 26, 2009~~	~~009~~	~~Accuray Incorporated~~
~~45~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Oct 15, 2005~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~004655833~~	~~004655833~~	~~Oct 6, 2006~~	~~009~~	~~Accuray Incorporated~~
~~46~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~May 26, 2009~~	~~Iran~~	~~Registered~~	~~188030112~~	~~217781~~	~~Sep 9, 2012~~	~~009~~	~~Accuray Incorporated~~
~~47~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Aug 28, 2008~~	~~Korea (South)~~	~~Registered~~	~~40-2008-42136~~	~~40-797598~~	~~Aug 11, 2009~~	~~009~~	~~Accuray Incorporated~~
~~48~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~May 19, 2009~~	~~Kuwait~~	~~Registered~~	~~103329~~	~~90405~~	~~May 19, 2009~~	~~009~~	~~Accuray Incorporated~~
~~49~~	~~ACCURAY~~	~~Oct 21, 2005~~	~~United States of America~~	~~Registered~~	~~A0002860~~	~~896634~~	~~Oct 21, 2005~~	~~10~~	~~Accuray Incorporated~~
~~50~~	~~ACCURAY~~	~~Oct 21, 2005~~	~~Australia~~	~~Registered~~	~~896634~~	~~896634~~	~~Oct 21, 2005~~	~~10~~	~~Accuray Incorporated~~
~~51~~	~~ACCURAY~~	~~Oct 21,~~	~~Switzerland~~	~~Registered~~	~~896634~~	~~896634~~	~~Oct 21, 2005~~	~~10~~	~~Accuray Incorporated~~

40

~~2005~~
~~52~~	~~ACCURAY~~	~~Oct 21, 2005~~	~~Japan~~	~~Registered~~	~~896634~~	~~896634~~	~~Oct 21, 2005~~	~~10~~	~~Accuray Incorporated~~
~~53~~	~~ACCURAY~~	~~Oct 21, 2005~~	~~Korea (South)~~	~~Registered~~	~~896634~~	~~896634~~	~~Oct 21, 2005~~	~~10~~	~~Accuray Incorporated~~
~~54~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Oct 17, 2005~~	~~New Zealand~~	~~Registered~~	~~737214~~	~~737214~~	~~Jul 13, 2006~~	~~009~~	~~Accuray Incorporated~~
~~55~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Jun 23, 2009~~	~~Paraguay~~	~~Registered~~	~~21220~~	~~335824~~	~~Aug 3, 2010~~	~~009~~	~~Accuray Incorporated~~
~~56~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Jan 16, 2009~~	~~Russian Federation~~	~~Registered~~	~~2009700539~~	~~420624~~	~~Oct 15, 2010~~	~~009~~	~~Accuray Incorporated~~
~~57~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Jun 30, 2009~~	~~Saudi Arabia~~	~~Registered~~	~~144957~~	~~1272/86~~	~~Aug 15, 2011~~	~~009~~	~~Accuray Incorporated~~
~~58~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Oct 19, 2005~~	~~Taiwan, Republic of China~~	~~Registered~~	~~094050248~~	~~01213117~~	~~Jun 2, 2006~~	~~009~~	~~Accuray Incorporated~~
~~59~~	~~ACCURAY (STANDARD~~ 	~~May 5,~~	~~Ukraine~~	~~Registered~~	~~M 2009 05020~~	~~128119~~	~~Sep 10, 2010~~	~~009~~	~~Accuray Incorporated~~

41

	~~CHARACTERS)~~	~~2009~~
~~60~~	~~ACCURAY (STANDARD CHARACTERS)~~	~~Jul 13, 2009~~	~~Uruguay~~	~~Registered~~	~~403555~~	~~40355~~	~~Jun 13, 2012~~	~~009~~	~~Accuray Incorporated~~
~~61~~	~~ACCURAY AND DESIGN~~	~~Oct 13, 2005~~	~~United States of America~~	~~Registered~~	~~78/732,915~~	~~3378543~~	~~Feb 5, 2008~~	~~10~~	~~Accuray Incorporated~~
~~62~~	~~MISCELLANEOUS DESIGN (ACCURAY’S DESIGN)~~	~~Oct 13, 2005~~	~~United States of America~~	~~Registered~~	~~78/732,925~~	~~3306635~~	~~Oct 9, 2007~~	~~009~~	~~Accuray Incorporated~~
~~63~~	~~CYBERKNIFE UNIVERSITY~~	~~Oct 11, 2006~~	~~United States of America~~	~~Registered~~	~~77/018,644~~	~~3465111~~	~~Jul 15, 2008~~	~~41~~	~~Accuray Incorporated~~
~~64~~	~~XCHANGE~~	~~Sep 26, 2006~~	~~United States of America~~	~~Registered~~	~~77/007,570~~	~~3631869~~	~~Jun 2, 2009~~	~~10~~	~~Accuray Incorporated~~
~~65~~	~~XCHANGE~~	~~Sep 29, 2006~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~005347257~~	~~005347257~~	~~Aug 30, 2007~~	~~10~~	~~Accuray Incorporated~~
~~66~~	~~XCHANGE~~	~~Sep 26, 2006~~	~~United States of America~~	~~Registered~~	~~A0005960~~	~~907679~~	~~Sep 26, 2006~~	~~10~~	~~Accuray Incorporated~~

42

~~67~~	~~XCHANGE~~	~~Sep 26, 2006~~	~~China~~	~~Registered~~	~~907679~~	~~907679~~	~~Sep 26, 2006~~	~~10~~	~~Accuray Incorporated~~
~~68~~	~~XCHANGE~~	~~Sep 26, 2006~~	~~Japan~~	~~Registered~~	~~907679~~	~~907679~~	~~Sep 26, 2006~~	~~10~~	~~Accuray Incorporated~~
~~69~~	~~XCHANGE~~	~~Sep 26, 2006~~	~~Korea (South)~~	~~Registered~~	~~907679~~	~~907679~~	~~Sep 26, 2006~~	~~10~~	~~Accuray Incorporated~~
~~70~~	~~ACCURAY CAPITAL~~	~~Aug 27, 2007~~	~~United States of America~~	~~Registered~~	~~77/265,531~~	~~3620082~~	~~May 12, 2009~~	~~36~~	~~Accuray Incorporated~~
~~71~~	~~CYBERKNIFE VSI~~	~~Mar 30, 2009~~	~~United States of America~~	~~Registered~~	~~77/702,437~~	~~3904968~~	~~Jan 11, 2011~~	~~10~~	~~Accuray Incorporated~~
~~72~~	~~QUICKPLAN~~	~~Aug 26, 2009~~	~~United States of America~~	~~Registered~~	~~77/813,495~~	~~3829517~~	~~Aug 3, 2010~~	~~9~~	~~Accuray Incorporated~~
~~73~~	~~INTERNATIONAL CYBERKNIFE NETWORK~~	~~Jan 17, 2011~~	~~China~~	~~Registered~~	~~9059734~~	~~9059734~~	~~Feb 7, 2012~~	~~35~~	~~Accuray Incorporated~~
~~74~~	~~INTERNATIONAL CYBERKNIFE NETWORK~~	~~Jan 12, 2011~~	~~European Union Intellectual~~ 	~~Registered~~	~~009654864~~	~~009654864~~	~~Jun 21, 2011~~	~~35~~	~~Accuray Incorporated~~

43

~~Property Office~~
~~75~~	~~INTERNATIONAL CYBERKNIFE NETWORK~~	~~Jan 14, 2011~~	~~Japan~~	~~Registered~~	~~2011-002039~~	~~5422567~~	~~Jul 1, 2011~~	~~35~~	~~Accuray Incorporated~~
~~76~~	~~PLANTOUCH~~	~~Sep 12, 2011~~	~~United States of America~~	~~Registered~~	~~85/420,777~~	~~4,332,520~~	~~May 7, 2013~~		~~Accuray Incorporated~~
~~77~~	~~AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY~~	~~Sep 30, 2011~~	~~United States of America~~	~~Registered~~	~~85/436,970~~	~~4240551~~	~~Nov 13, 2012~~	~~35~~	~~Accuray Incorporated~~
~~78~~	~~AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY~~	~~Dec 12, 2011~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~10484723~~	~~10484723~~	~~Jul 26, 2012~~	~~35~~	~~Accuray Incorporated~~
~~79~~	~~AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY~~	~~Dec 22, 2011~~	~~Japan~~	~~Registered~~	~~2011-092307~~	~~5499149~~	~~Jun 8, 2012~~	~~35~~	~~Accuray Incorporated~~
~~80~~	~~ACCURAY (JAPANESE CHARACTERS)~~	~~Apr 4, 2012~~	~~United States of America~~	~~Registered~~	~~2012/026,212~~	~~5528381~~	~~Oct 12, 2012~~	~~10~~	~~Accuray Incorporated~~

44

~~81~~	~~CYBERKNIFE (JAPANESE CHARACTERS)~~	~~Oct 18, 2011~~	~~Japan~~	~~Registered~~	~~2011-74379~~	~~5638370~~	~~Dec 20, 2013~~	~~10~~	~~Accuray Incorporated~~
~~82~~	~~HI ART~~	~~Feb 24, 2005~~	~~India~~	~~Registered~~	~~1340588~~	~~1340588~~	~~Feb 24, 2005~~	~~10~~	~~TomoTherapy Incorporated~~
~~83~~	~~HI ART~~	~~Feb 17, 2005~~	~~Taiwan, Republic of China~~	~~Registered~~	~~094006942~~	~~1185028~~	~~Dec 1, 2005~~	~~10~~	~~Accuray Incorporated~~
~~84~~	~~HI ART~~	~~Feb 16, 2005~~	~~Canada~~	~~Registered~~	~~1,247,428~~	~~TMA740020~~	~~May 13, 2009~~	~~10~~	~~TomoTherapy Incorporated~~
~~85~~	~~HI ART~~	~~Mar 3, 2005~~	~~Madrid Protocol~~	~~Registered~~	~~865,313~~	~~865313~~	~~Mar 3, 2005~~	~~10~~	~~Accuray Incorporated~~
~~86~~	~~HI ART (2840349)~~	~~May 28, 2003~~	~~United States of America~~	~~Registered~~	~~78/255,227~~	~~2840349~~	~~May 11, 2004~~	~~10~~	~~Accuray Incorporated~~
~~87~~	~~HI ART (2840348)~~	~~May 28, 2003~~	~~United States of America~~	~~Registered~~	~~78/255,208~~	~~2840348~~	~~May 11, 2004~~	~~9~~	~~Accuray Incorporated~~
~~88~~	~~MISCELLANEOUS DESIGN (TOMOTHERAPY LOGO)~~	~~Jul 9, 2003~~	~~Canada~~	~~Registered~~	~~1,182,644~~	~~TMA 626773~~	~~Nov 26, 2004~~		~~TomoTherapy Incorporated~~

45

~~89~~	~~MISCELLANEOUS DESIGN (TOMOTHERAPY LOGO)~~	~~Feb 16, 2005~~	~~Canada~~	~~Registered~~	~~1,247,408~~	~~TMA 722932~~	~~Sep 4, 2008~~		~~TomoTherapy Incorporated~~
~~90~~	~~MISCELLANEOUS DESIGN (TOMOTHERAPY LOGO)~~	~~Feb 17, 2005~~	~~Taiwan, Republic of China~~	~~Registered~~	~~94006944~~	~~1182819~~	~~Nov 16, 2005~~	~~10~~	~~TomoTherapy Incorporated~~
~~91~~	~~TOMO~~	~~Feb 16, 2005~~	~~Canada~~	~~Registered~~	~~1,247,410~~	~~TMA 722931~~	~~Sep 4, 2008~~	~~10~~	~~TomoTherapy Incorporated~~
~~92~~	~~TOMO~~	~~Jul 9, 2003~~	~~Canada~~	~~Registered~~	~~1,182,645~~	~~TMA 626109~~	~~Nov 22, 2004~~	~~10~~	~~TomoTherapy Incorporated~~
~~93~~	~~TOMO~~	~~Jun 26, 2003~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~003243979~~	~~003243979~~	~~Nov 11, 2004~~	~~10~~	~~TomoTherapy Incorporated~~
~~94~~	~~TOMO~~	~~Feb 24, 2005~~	~~India~~	~~Registered~~	~~1340584~~	~~1340584~~	~~Feb 24, 2005~~	~~10~~	~~TomoTherapy Incorporated~~
~~95~~	~~TOMO~~	~~Mar 3, 2005~~	~~Madrid Protocol~~	~~Registered~~	~~857,295~~	~~857295~~	~~Mar 3, 2005~~	~~10~~	~~Accuray Incorporated~~

46

~~96~~	~~TOMO~~	~~Feb 17, 2005~~	~~Taiwan, Republic of China~~	~~Registered~~	~~094006945~~	~~1182820~~	~~Nov 16, 2005~~	~~10~~	~~Accuray Incorporated~~
~~97~~	~~TOMO~~	~~Jan 14, 2003~~	~~United States of America~~	~~Registered~~	~~78/203,099~~	~~2788956~~	~~Dec 2, 2003~~	~~10~~	~~Accuray Incorporated~~
~~98~~	~~TOMO3D~~	~~Feb 17, 2005~~	~~Taiwan, Republic of China~~	~~Registered~~	~~94006966~~	~~0082821~~	~~Nov 16, 2005~~	~~10~~	~~TomoTherapy Incorporated~~
~~99~~	~~TOMOTHERAPY~~	~~Oct 9, 2012~~	~~United States of America~~	~~Registered~~	~~85/749,470~~	~~4417188~~	~~Oct 15, 2013~~	~~10~~	~~Accuray Incorporated~~
~~100~~	~~TOMOTHERAPY~~	~~Feb 2, 2012~~	~~Brazil~~	~~Registered~~	~~840016190~~	~~840016190~~	~~Feb 18, 2015~~	~~10~~	~~Accuray Incorporated~~
~~101~~	~~TOMOTHERAPY~~	~~Feb 16, 2005~~	~~Canada~~	~~Registered~~	~~1,247,407~~	~~TMA 708751~~	~~Mar 4, 2008~~	~~10~~	~~TomoTherapy Incorporated~~
~~102~~	~~TOMOTHERAPY~~	~~Feb 24, 2005~~	~~India~~	~~Registered~~	~~1340585~~	~~1340585~~	~~Feb 24, 2005~~	~~10~~	~~TomoTherapy Incorporated~~
~~103~~	~~TOMOTHERAPY~~	~~Feb 9, 2005~~	~~United States of America~~	~~Registered~~	~~847,352~~	~~847352~~	~~Feb 9, 2005~~	~~10~~	~~Accuray Incorporated~~

47

~~104~~	~~TOMOTHERAPY~~	~~Mar 12, 2015~~	~~Russian Federation~~	~~Registered~~	~~2015706614~~		~~Jun 26, 2016~~	~~10~~	~~Accuray Incorporated~~
~~105~~	~~TOMOTHERAPY~~	~~Feb 17, 2005~~	~~Taiwan, Republic of China~~	~~Registered~~	~~094006943~~	~~1182818~~	~~Nov 16, 2005~~	~~10~~	~~Accuray Incorporated~~
~~106~~	~~TOMOTHERAPY AND DESIGN~~	~~Jul 9, 2003~~	~~Canada~~	~~Registered~~	~~01/182,642~~	~~TMA 653899~~	~~Nov 29, 2005~~		~~TomoTherapy Incorporated~~
~~107~~	~~TOMOTHERAPY (SINGLE LINE)~~	~~Jul 9, 2003~~	~~Canada~~	~~Registered~~	~~1,182,643~~	~~TMA 654059~~	~~Nov 30, 2005~~	~~10~~	~~TomoTherapy Incorporated~~
~~108~~	~~TOMOTHERAPY HI ART~~	~~Mar 5, 2001~~	~~United States of America~~	~~Registered~~	~~76/219,829~~	~~2729995~~	~~Jun 24, 2003~~	~~10~~	~~Accuray Incorporated~~
~~109~~	~~TOMOTHERAPY (JAPANESE CHARACTERS)~~	~~Mar 22, 2012~~	~~Japan~~	~~Registered~~	~~2012-021787~~	~~5585393~~	~~May 24, 2013~~	~~10~~	~~Accuray Incorporated~~
~~110~~	~~TOMOHD~~	~~Oct 5, 2010~~	~~United States of America~~	~~Registered~~	~~85/145,550~~	~~4418909~~	~~Oct 15, 2013~~	~~10~~	~~Accuray Incorporated~~
~~111~~	~~TOMOH~~	~~Oct 5, 2010~~	~~United States of America~~	~~Registered~~	~~85/145,560~~	~~4621369~~	~~Oct 14, 2014~~	~~10~~	~~Accuray Incorporated~~

48

~~112~~	~~STATRT~~	~~Oct 5, 2010~~	~~United States of America~~	~~Registered~~	~~85/145,487~~	~~4808683~~	~~Sep 8, 2015~~	~~10~~	~~Accuray Incorporated~~
~~113~~	~~STATRT~~	~~Jun 12, 2008~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~007005937~~	~~007005937~~	~~Apr 3, 2009~~	~~10~~	~~TomoTherapy Incorporated~~
~~114~~	~~RADIATE HOPE~~	~~Sep 10, 2007~~	~~United States of America~~	~~Registered~~	~~77/275,205~~	~~4042324~~	~~Oct 18, 2011~~	~~36~~	~~Accuray Incorporated~~
~~115~~	~~RADIATE HOPE AND DESIGN~~	~~Sep 10, 2007~~	~~United States of America~~	~~Registered~~	~~77/275,240~~	~~4042326~~	~~Oct 18, 2011~~	~~36~~	~~Accuray Incorporated~~
~~116~~	~~TARGETING CANCER TOGETHER~~	~~Sep 10, 2007~~	~~United States of America~~	~~Registered~~	~~77/275,212~~	~~4042325~~	~~Oct 18, 2011~~	~~36~~	~~Accuray Incorporated~~
~~117~~	~~TOMOTHERAPY~~	~~Jun 11, 2008~~	~~Canada~~	~~Registered~~	~~1,399,183~~	~~TMA915,722~~	~~Oct 1, 2015~~	~~44~~	~~TomoTherapy Incorporated~~
~~118~~	~~TOMOPORTAL~~	~~Feb 19, 2007~~	~~India~~	~~Registered~~	~~1531829~~	~~1531829~~	~~Feb 19, 2007~~	~~9~~	~~TomoTherapy Incorporated~~
~~119~~	~~ONRAD~~	~~Jun 3,~~ 	~~European Union Intellectual~~	~~Registered~~	~~14195176~~	~~14195176~~	~~Oct 2, 2015~~	~~10~~	~~Accuray Incorporated~~

49

		~~2015~~	 ~~Property Office~~
~~120~~	~~ONRAD~~	~~Jun 5, 2015~~	~~Japan~~	~~Registered~~	~~2015-053384~~	~~5802044~~	~~Oct 23, 2015~~	~~10~~	~~Accuray Incorporated~~
~~121~~	~~ONRAD (CLASS#9)~~	~~Jun 3, 2015~~	~~Mexico~~	~~Registered~~	~~1617204~~	~~1582025~~	~~Oct 20, 2015~~	~~9~~	~~Accuray Incorporated~~
~~122~~	~~ONRAD (CLASS#10)~~	~~Jun 3, 2015~~	~~Mexico~~	~~Registered~~	~~1617204~~	~~1582659~~	~~Oct 21, 2015~~	~~10~~	~~Accuray Incorporated~~
~~123~~	~~RADIXACT~~	~~Aug 24, 2015~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~14500763~~	~~014500763~~	~~Dec 23, 2015~~	~~10~~	~~Accuray Incorporated~~
~~124~~	~~RADIXACT~~	~~Aug 25, 2015~~	~~Japan~~	~~Registered~~	~~2015-081559~~	~~5845038~~	~~Apr 22, 2016~~	~~10~~	~~Accuray Incorporated~~
~~125~~	~~PRECISION~~	~~Sep 3, 2015~~	~~Japan~~	~~Registered~~	~~2015-085717~~		~~Jul 7, 2016~~	~~9~~	~~Accuray Incorporated~~
~~126~~	~~IDMS~~	~~Sep 2, 2015~~	~~European Union Intellectual~~ 	~~Registered~~	~~14519102~~	~~14519102~~	~~Jan 11, 2016~~	~~9~~	~~Accuray Incorporated~~

50

~~Property Office~~
~~127~~	~~IDMS~~	~~Sep 3, 2015~~	~~Japan~~	~~Registered~~	~~2015-085198~~	~~5829333~~	~~Feb 26, 2016~~	~~9~~	~~Accuray Incorporated~~
~~128~~	~~ACCURAY PRECISION~~	~~Jan 6, 2016~~	~~European Union Intellectual Property Office~~	~~Registered~~	~~14977862~~	~~14977862~~	~~May 5, 2016~~	~~9~~	~~Accuray Incorporated~~
~~129~~	~~ACCURAY PRECISION~~	~~Jan 8, 2016~~	~~Japan~~	~~Registered~~	~~2016-002109~~	~~5854578~~	~~May 27, 2016~~	~~9~~	~~Accuray Incorporated~~
~~130~~	~~PRECISEART~~	~~Feb 15, 2016~~	~~Japan~~	~~Registered~~	~~2016-015892~~	~~5868546~~	~~Jul 22, 2016~~	~~9~~	~~Accuray Incorporated~~
~~131~~	~~PRECISERTX~~	~~Feb 12, 2016~~	~~United States of America~~	~~Registered~~	~~15/103,658~~	~~15103658~~	~~Jun 22, 2016~~	~~9~~	~~Accuray Incorporated~~
~~132~~	~~PRECISERTX~~	~~Feb 15, 2016~~	~~Japan~~	~~Registered~~	~~2016-015898~~	~~5868547~~	~~Jul 22, 2016~~	~~9~~	~~Accuray Incorporated~~
~~133~~	~~CTRUE~~	~~Feb 9, 2007~~	~~European Union Intellectual~~	~~Registered~~	~~5705827~~	~~5705827~~	~~Feb 11, 2008~~	~~10~~	~~TomoTherapy Incorporated~~

51

~~Property Office~~
~~134~~	~~RADIXACT~~	~~Aug 31, 2015~~	~~United States of America~~	~~Registered~~	~~86/742,946~~	~~5092439~~	~~Nov 29, 2016~~	~~10~~	~~Accuray Incorporated~~

~~OUS Issued Patent Matters~~

~~TITLE~~	~~COUNTRY~~	~~DATE FILED~~	~~APPLICATION NUMBER~~	~~STATUS~~	~~GRANT DATE~~	~~OWNER~~
~~ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT~~	~~China~~	~~May 9, 2006~~	~~2006800250458~~	~~Issued~~	~~Dec 1, 2011~~	~~Accuray Incorporated~~
~~ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT~~	~~Japan~~	~~May 9, 2006~~	~~2008511299~~	~~Issued~~	~~Nov 15, 2012~~	~~Accuray Incorporated~~
~~SUPER PRECISION REGISTRATION OF X-RAY IMAGES TO CONE BEAM CT FOR IMAGE-GUIDED RADIOSURGERY - PCT~~	~~China~~	~~Jun 27, 2006~~	~~2006800281600~~	~~Issued~~	~~Dec 5, 2012~~	~~Accuray Incorporated~~
~~PRECISION REGISTRATION OF X-RAY IMAGES TO CONE-BEAM CT FOR IMAGE-GUIDED RADIATION TREATMENT~~	~~Japan~~	~~Jun 27, 2006~~	~~2008520277~~	~~Issued~~	~~Aug 29, 2014~~	~~Accuray Incorporated~~
~~PATIENT POSITIONING ASSEMBLY - KOREA~~	~~Korea (South)~~	~~Apr 5, 2005~~	~~20067023241~~	~~Issued~~	~~Sep 28, 2011~~	~~Accuray Incorporated~~

52

~~IMAGING GEOMETRY - PCT~~	~~China~~	~~Jun 29, 2006~~	~~2006800286765~~	~~Issued~~	~~Jul 18, 2012~~	~~Accuray Incorporated~~
~~Imaging geometry~~	~~China~~	~~Jun 29, 2005~~	~~2010101970488~~	~~Issued~~	~~Jun 12, 2012~~	~~Accuray Incorporated~~
~~IMAGING GEOMETRY - PCT~~	~~Germany~~	~~Jun 29, 2006~~	~~067744094~~	~~Issued~~	~~Aug 10, 2011~~	~~Accuray Incorporated~~
~~IMAGING GEOMETRY - PCT~~	~~European Patent Office~~	~~Jun 29, 2006~~	~~67744094~~	~~Issued~~	~~Aug 10, 2011~~	~~Accuray Incorporated~~
~~IMAGING GEOMETRY - PCT~~	~~France~~	~~Jun 29, 2006~~	~~067744094~~	~~Issued~~	~~Aug 10, 2011~~	~~Accuray Incorporated~~
~~IMAGING GEOMETRY - PCT~~	~~United Kingdom~~	~~Jun 29, 2006~~	~~067744094~~	~~Issued~~	~~Aug 10, 2011~~	~~Accuray Incorporated~~
~~IMAGING GEOMETRY - PCT~~	~~Japan~~	~~Jun 29, 2006~~	~~2008520316~~	~~Issued~~	~~Aug 10, 2012~~	~~Accuray Incorporated~~
~~Adaptive X-Ray Control~~	~~China~~	~~Feb 13, 2007~~	~~2007800055515~~	~~Issued~~	~~Sep 5, 2012~~	~~Accuray Incorporated~~
~~Adaptive X-Ray Control~~	~~Japan~~	~~Feb 13, 2007~~	~~2008555381~~	~~Issued~~	~~Nov 8, 2012~~	~~Accuray Incorporated~~
~~APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- GERMANY~~	~~Germany~~	~~Dec 7, 1993~~	~~DE19936033449~~	~~Issued~~	~~Mar 10, 2004~~	~~Accuray Incorporated~~
~~APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- EPO~~	~~European Patent Office~~	~~Dec 7, 1993~~	~~949035075~~	~~Issued~~	~~Mar 10, 2004~~	~~Accuray Incorporated~~

53

~~APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- FRANCE~~	~~France~~	~~Dec 7, 1993~~	~~949035075~~	~~Issued~~	~~Mar 10, 2004~~	~~Accuray Incorporated~~
~~APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- GREAT BRITAIN~~	~~United Kingdom~~	~~Dec 7, 1993~~	~~949035075~~	~~Issued~~	~~Mar 10, 2004~~	~~Accuray Incorporated~~
~~APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- ITALY~~	~~Italy~~	~~Dec 7, 1993~~	~~949035075~~	~~Issued~~	~~Mar 10, 2004~~	~~Accuray Incorporated~~
~~APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- KOREA~~	~~Korea (South)~~	~~Dec 7, 1993~~	~~95702344~~	~~Issued~~	~~Feb 26, 2002~~	~~Accuray Incorporated~~
~~APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND~~ 	~~Sweden~~	~~Dec 7, 1993~~	~~949035075~~	~~Issued~~	~~Mar 10, 2004~~	~~Accuray Incorporated~~

54

~~RADIOTHERAPY- SWEDEN~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- GERMANY~~	~~Germany~~	~~Mar 14, 2000~~	~~009179284~~	~~Issued~~	~~Jun 16, 2004~~	~~Accuray Incorporated~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- EPO~~	~~European Patent Office~~	~~Mar 14, 2000~~	~~009179284~~	~~Issued~~	~~Jun 16, 2004~~	~~Accuray Incorporated~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- FRANCE~~	~~France~~	~~Mar 14, 2000~~	~~009179284~~	~~Issued~~	~~Jun 16, 2004~~	~~Accuray Incorporated~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- ITALY~~	~~Italy~~	~~Mar 14, 2000~~	~~009179284~~	~~Issued~~	~~Jun 16, 2004~~	~~Accuray Incorporated~~

55

~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- JAPAN~~	~~Japan~~	~~Mar 14, 2000~~	~~2000604773~~	~~Issued~~	~~Dec 4, 2009~~	~~Accuray Incorporated~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- JAPAN~~	~~Japan~~	~~Mar 14, 2000~~	~~2009225262~~	~~Issued~~	~~Mar 8, 2013~~	~~Accuray Incorporated~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- KOREA~~	~~Korea (South)~~	~~Mar 14, 2000~~	~~1020017011675~~	~~Issued~~	~~Aug 10, 2007~~	~~Accuray Incorporated~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- SWEDEN~~	~~Sweden~~	~~Mar 14, 2000~~	~~009179284~~	~~Issued~~	~~Jun 16, 2004~~	~~Accuray Incorporated~~
~~APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION~~ 	~~United Kingdom~~	~~Mar 14, 2000~~	~~009179284~~	~~Issued~~	~~Jun 16, 2004~~	~~Accuray Incorporated~~

56

~~DURING TREATMENT- UNITED KINGDOM~~
~~FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD~~	~~Japan~~	~~Sep 14, 2001~~	~~2007212216~~	~~Issued~~	~~Apr 20, 2012~~	~~Accuray Incorporated~~
~~Dynamic Tracking of Moving Targets~~	~~Japan~~	~~Aug 22, 2005~~	~~2007534595~~	~~Issued~~	~~Nov 16, 2012~~	~~Accuray Incorporated~~
~~PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY~~	~~China~~	~~Dec 8, 2008~~	~~2007800234568~~	~~Issued~~	~~Jul 27, 2011~~	~~Accuray Incorporated~~
~~PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY~~	~~Japan~~	~~May 30, 2007~~	~~2009518130~~	~~Issued~~	~~Sep 5, 2014~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT PLANNING USING FOUR-DIMENSIONAL IMAGING DATA~~	~~Japan~~	~~Aug 30, 2007~~	~~2007253810~~	~~Issued~~	~~Nov 14, 2013~~	~~Accuray Incorporated~~
~~COLLIMATOR CHANGER~~	~~Japan~~	~~Oct 9, 2007~~	~~2009536231~~	~~Issued~~	~~Aug 2, 2013~~	~~Accuray Incorporated~~
~~TARGET TRACKING USING DIRECT TARGET REGISTRATION~~	~~China~~	~~Oct 11, 2007~~	~~2007800406282~~	~~Issued~~	~~Feb 18, 2016~~	~~Accuray Incorporated~~

57

~~An apparatus and method for determining an optimized path traversal for radiation treatment delivery system~~	~~Japan~~	~~Sep 30, 2009~~	~~2010502090~~	~~Issued~~	~~Aug 2, 2013~~	~~Accuray Incorporated~~
~~USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING~~	~~China~~	~~Dec 11, 2008~~	~~2008801248685~~	~~Issued~~	~~Apr 23, 2014~~	~~Accuray Incorporated~~
~~USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING~~	~~Japan~~	~~Dec 11, 2008~~	~~2010543094~~	~~Issued~~	~~Dec 6, 2013~~	~~Accuray Incorporated~~
~~SEVEN DEGREES OR MORE OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT~~	~~China~~	~~Aug 12, 2009~~	~~CN2009801422313~~	~~Issued~~	~~Sep 10, 2014~~	~~Accuray Incorporated~~
~~TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION~~	~~China~~	~~Jan 25, 2010~~	~~2010800055767~~	~~Issued~~	~~Jan 26, 2014~~	~~Accuray Incorporated~~
~~TRAVELING WAVE LINAC FOR INTERLEAVED~~ 	~~China~~	~~Jan 25, 2010~~	~~CN103889139A~~	~~Issued~~	~~Jun 29, 2016~~	~~Accuray Incorporated~~

58

~~MULTIPLE ENERGY OPERATION~~
~~INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES~~	~~China~~	~~Feb 20, 2012~~	~~2010800369694~~	~~Issued~~	~~Nov 17, 2014~~	~~Accuray Incorporated~~
~~INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES~~	~~Japan~~	~~Jul 2, 2010~~	~~2012519611~~	~~Issued~~	~~Oct 30, 2015~~	~~Accuray Incorporated~~
~~Magnetron Powered of Interleaved Multi-energy LInac~~	~~China~~	~~Sep 20, 2012~~	~~2011800149735~~	~~Issued~~	~~Sep 19, 2016~~	~~Accuray Incorporated~~
~~Method and apparatus for treating a target’s partial motion range~~	~~China~~	~~Oct 28, 2011~~	~~2011800570349~~	~~Issued~~	~~Jan 17, 2017~~	~~Accuray Incorporated~~
~~Method and apparatus for treating a target’s partial motion range~~	~~Germany~~	~~Oct 28, 2011~~	~~117827121~~	~~Issued~~	~~Dec 14, 2016~~	~~Accuray Incorporated~~
~~Method and apparatus for treating a target’s partial motion range~~	~~European Patent Office~~	~~Oct 28, 2011~~	~~117827121~~	~~Issued~~	~~Dec 14, 2016~~	~~Accuray Incorporated~~
~~Method and apparatus for treating a target’s partial motion range~~	~~France~~	~~Oct 28, 2011~~	~~117827121~~	~~Issued~~	~~Dec 14, 2016~~	~~Accuray Incorporated~~

59

~~Method and apparatus for treating a target’s partial motion range~~	~~United Kingdom~~	~~Oct 28, 2011~~	~~117827121~~	~~Issued~~	~~Dec 14, 2016~~	~~Accuray Incorporated~~
~~Method and apparatus for treating a target’s partial motion range~~	~~Italy~~	~~Oct 28, 2011~~	~~117827121~~	~~Issued~~	~~Dec 14, 2016~~	~~Accuray Incorporated~~
~~Method and apparatus for treating a target’s partial motion range~~	~~Japan~~	~~Oct 28, 2011~~	~~2013536890~~	~~Issued~~	~~May 13, 2016~~	~~Accuray Incorporated~~
~~Method and apparatus for treating a target’s partial motion range~~	~~Sweden~~	~~Oct 28, 2011~~	~~117827121~~	~~Issued~~	~~Dec 14, 2016~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT DELIVERY SYSTEM~~	~~China~~	~~Jan 10, 2012~~	~~2012800108955~~	~~Issued~~	~~Apr 11, 2016~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT DELIVERY SYSTEM~~	~~Japan~~	~~Jan 10, 2012~~		~~Issued~~	~~Mar 8, 2017~~	~~Accuray Incorporated~~
~~SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA~~	~~Germany~~	~~Sep 9, 2003~~	~~027233907~~	~~Issued~~	~~Nov 7, 2007~~	~~TomoTherapy Incorporated~~
~~SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA~~	~~France~~	~~Sep 9, 2003~~	~~027233907~~	~~Issued~~	~~Nov 7, 2007~~	~~TomoTherapy Incorporated~~
~~SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA~~	~~United Kingdom~~	~~Sep 9, 2003~~	~~027233907~~	~~Issued~~	~~Nov 7, 2007~~	~~TomoTherapy Incorporated~~

60

~~SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA~~	~~Japan~~	~~Sep 9, 2003~~	~~2002572101~~	~~Issued~~	~~Mar 6, 2009~~	~~TomoTherapy Incorporated~~
~~METHOD FOR MODIFICATION OF RADIOTHERAPY TREATMENT DELIVERY~~	~~Japan~~	~~Sep 6, 2004~~	~~2003574268~~	~~Issued~~	~~Feb 18, 2011~~	~~TomoTherapy Incorporated~~
~~TOMOTHERAPY STEREOTACTIC UPPER BODY FIXATION AND POSITIONING DEVICE~~	~~Japan~~	~~Jan 23, 2006~~	~~2006522801~~	~~Issued~~	~~Jul 30, 2010~~	~~TomoTherapy Incorporated~~
~~SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET~~	~~Germany~~	~~Jul 21, 2006~~	~~080062342~~	~~Issued~~	~~May 4, 2011~~	~~TomoTherapy Incorporated~~
~~SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET~~	~~France~~	~~Jul 21, 2006~~	~~080062342~~	~~Issued~~	~~May 4, 2011~~	~~TomoTherapy Incorporated~~
~~SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET~~	~~United Kingdom~~	~~Jul 21, 2006~~	~~080062342~~	~~Issued~~	~~May 4, 2011~~	~~TomoTherapy Incorporated~~
~~RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR~~	~~Japan~~	~~Jan 22, 2008~~	~~2008523014~~	~~Issued~~	~~Oct 18, 2013~~	~~TomoTherapy Incorporated~~

61

~~EVALUATION OF QUALITY ASSURANCE CRITERIA IN DELIVERY OF A TREATMENT PLAN~~	~~China~~	~~Jul 21, 2006~~	~~2006800345975~~	~~Issued~~	~~Jul 18, 2012~~	~~TomoTherapy Incorporated~~
~~METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP~~	~~Germany~~	~~Jul 21, 2006~~	~~067882233~~	~~Issued~~	~~Jun 24, 2015~~	~~TomoTherapy Incorporated~~
~~METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP~~	~~France~~	~~Jul 21, 2006~~	~~067882233~~	~~Issued~~	~~Jun 24, 2015~~	~~TomoTherapy Incorporated~~
~~METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP~~	~~United Kingdom~~	~~Jul 21, 2006~~	~~067882233~~	~~Issued~~	~~Jun 24, 2015~~	~~TomoTherapy Incorporated~~
~~METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP~~	~~Italy~~	~~Jul 21, 2006~~	~~067882233~~	~~Issued~~	~~Jun 24, 2015~~	~~TomoTherapy Incorporated~~
~~METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP~~	~~Sweden~~	~~Jul 21, 2006~~	~~067882233~~	~~Issued~~	~~Jun 24, 2015~~	~~TomoTherapy Incorporated~~
~~GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM~~	~~Germany~~	~~Jul 21, 2006~~	~~068002351~~	~~Issued~~	~~Jun 8, 2011~~	~~TomoTherapy Incorporated~~
~~GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM~~	~~France~~	~~Jul 21, 2006~~	~~068002351~~	~~Issued~~	~~Jun 8, 2011~~	~~TomoTherapy Incorporated~~

62

~~GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM~~	~~United Kingdom~~	~~Jul 21, 2006~~	~~068002351~~	~~Issued~~	~~Jun 8, 2011~~	~~TomoTherapy Incorporated~~
~~GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM~~	~~Netherlands~~	~~Jul 21, 2006~~	~~068002351~~	~~Issued~~	~~Jun 8, 2011~~	~~TomoTherapy Incorporated~~
~~GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM~~	~~Sweden~~	~~Jul 21, 2006~~	~~068002351~~	~~Issued~~	~~Jun 8, 2011~~	~~TomoTherapy Incorporated~~
~~SYSTEM AND METHOD OF DETECTING A BREATHING PHASE OF A PATIENT RECEIVING RADIATION THERAPY~~	~~Japan~~	~~Jan 22, 2008~~	~~2008522987~~	~~Issued~~	~~Aug 10, 2012~~	~~TomoTherapy Incorporated~~

US Issued Patent Matters

TITLE	COUNTRY	DATE FILED	STATUS	GRANT DATE	PATENT NUMBER	OWNER
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY	US	May 13, 2005	Issued	Apr 17, 2012	8160205	Accuray Incorporated
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY	US	Sep 12, 2012	Issued	Jun 10, 2014	8745789	Accuray Incorporated
FOUR-DIMENSIONAL VOLUME OF INTEREST	US	Jun 2, 2005	Issued	Apr 1, 2008	7352370	Accuray Incorporated

63

INVERSE PLANNING USING OPTIMIZATION CONSTRAINTS DERIVED FROM IMAGE INTENSITY	US	Jun 2, 2005	Issued	Jul 15, 2008	7400755	Accuray Incorporated
INVERSE PLANNING USING OPTIMIZATION CONSTRAINTS DERIVED FROM IMAGE INTENSITY	US	Jun 9, 2008	Issued	May 4, 2010	7711169	Accuray Incorporated
METHOD FOR AUTOMATIC ANATOMY-SPECIFIC TREATMENT PLANNING PROTOCOLS BASED ON HISTORICAL INTEGRATION OF PREVIOUSLY ACCEPTED PLANS	US	Jun 27, 2005	Issued	Apr 22, 2008	7362848	Accuray Incorporated
METHOD FOR AUTOMATIC ANATOMY-SPECIFIC TREATMENT PLANNING PROTOCOLS BASED ON HISTORICAL INTEGRATION OF PREVIOUSLY ACCEPTED PLANS	US	Feb 29, 2008	Issued	Sep 22, 2009	7593505	Accuray Incorporated
PATIENT TRACKING USING A VIRTUAL IMAGE	US	Aug 11, 2005	Issued	Mar 26, 2013	8406851	Accuray Incorporated
MULTI-PHASE REGISTRATION OF 2-D X-RAY IMAGES TO 3-D VOLUME STUDIES	US	Nov 16, 2005	Issued	Nov 16, 2010	7835500	Accuray Incorporated
RIGID BODY TRACKING FOR RADIOSURGERY	US	Nov 16, 2005	Issued	Mar 23, 2010	7684647	Accuray Incorporated
PRECISION REGISTRATION OF X-RAY IMAGES TO CONE-BEAM CT SCAN	US	Jun 29, 2005	Issued	Nov 9, 2010	7831073	Accuray Incorporated

64

PRECISION REGISTRATION OF X-RAY IMAGES TO CONE-BEAM CT SCAN	US	Oct 7, 2010	Issued	Nov 6, 2012	8306297	Accuray Incorporated
DYNAMIC TRACKING OF SOFT TISSUE TARGETS WITH ULTRA-SOUND IMAGES, WITHOUT USING FIDUCIAL MARKERS	US	Jun 29, 2005	Issued	May 11, 2010	7713205	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY FOR THERAPEUTIC RADIATION SYSTEM	US	Oct 17, 2003	Issued	Dec 26, 2006	7154991	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY	US	Jun 30, 2004	Issued	Dec 28, 2010	7860550	Accuray Incorporated
~~Patient Positioing Assembly~~PATIENT POSITIOING ASSEMBLY	US	Jun 3, 2010	Issued	Jun 4, 2013	8457279	Accuray Incorporated
UNIFIED QUALITY ASSURANCE FOR A RADIATION TREATMENT DELIVERY SERVICE	US	Nov 14, 2005	Issued	Feb 2, 2010	7656998	Accuray Incorporated
IMAGING GEOMETRY	US	Jun 29, 2005	Issued	Nov 27, 2007	7302033	Accuray Incorporated
IMAGING GEOMETRY	US	Oct 9, 2007	Issued	Jan 13, 2009	7477722	Accuray Incorporated
AUTOMATIC GENERATION OF AN ENVELOPE OF CONSTRAINT POINTS FOR INVERSE PLANNING	US	Sep 6, 2005	Issued	Sep 21, 2010	7801349	Accuray Incorporated
DRR GENERATION AND ENHANCEMENT USING A DEDICATED GRAPHICS DEVICE	US	Jun 23, 2005	Issued	Feb 12, 2008	7330578	Accuray Incorporated

65

ADAPTIVE X-RAY CONTROL	US	Oct 13, 2008	Issued	Jul 9, 2013	8483358	Accuray Incorporated
ADAPTIVE X-RAY CONTROL	US	Feb 28, 2012	Issued	Apr 8, 2014	8693632	Accuray Incorporated
WIZARD AND TEMPLATE FOR TREATMENT PALNNING	US	Sep 30, 2005	Issued	Nov 3, 2009	7611452	Accuray Incorporated
WORKSPACE OPTIMIZATION FOR RADIATION TREATMENT DELIVERY SYSTEM	US	Sep 28, 2005	Issued	Sep 4, 2007	7266176	Accuray Incorporated
TREATMENT TARGET POSITIONING SYSTEM	US	Jun 30, 2004	Issued	Jan 23, 2007	7166852	Accuray Incorporated
ROI SELECTION IN IMAGE REGISTRATION	US	Jun 30, 2004	Issued	Jun 12, 2007	7231076	Accuray Incorporated
RADIOSURGERY X-RAY SYSTEM WITH COLLISON AVOIDANCE SUBSYSTEM	US	Mar 31, 2004	Issued	May 16, 2006	7046765	Accuray Incorporated
RADIOSURGERY X-RAY SYSTEM WITH COLLISON AVOIDANCE SUBSYSTEM	US	Jan 23, 2006	Issued	Sep 5, 2006	7103145	Accuray Incorporated
RADIOSURGERY X-RAY SYSTEM WITH COLLISON AVOIDANCE SUBSYSTEM	US	Jan 23, 2006	Issued	Sep 5, 2006	7103144	Accuray Incorporated
APPARATUS AND METHOD FOR REGISTERING 2D RADIOGRAPHIC IMAGES WITH IMAGES RECONSTRUCTED FROM 3D SCAN DATA	US	Aug 29, 2003	Issued	Apr 17, 2007	7204640	Accuray Incorporated

66

DIRECT VOLUME RENDERING OF 4D DEFORMABLE VOLUME IMAGES	US	Mar 31, 2005	Issued	Mar 17, 2009	7505037	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT	US	Mar 16, 1999	Issued	Nov 7, 2000	6144875	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Sep 15, 2000	Issued	Aug 17, 2004	6778850	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY ANND PATIENT MOTIONS DURING TREATMENT	US	Sep 8, 2000	Issued	Dec 31, 2002	6501981	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT	US	Oct 18, 2002	Issued	Jan 15, 2008	7318805	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Jan 20, 2009	Issued	Dec 27, 2011	8086299	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Nov 29, 2011	Issued	Jan 21, 2014	8634898	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Dec 18, 2013	Issued	Feb 21, 2017	9572997	Accuray Incorporated

67

TREATMENT PLANNING SOFTWARE AND CORRESPONDING USER INTERFACE	US	Sep 30, 2005	Issued	Dec 13, 2011	8077936	Accuray Incorporated
~~INTEGRATED QUALITY ASSURANCE FOR AN IMAGE GUIDED RADIATION TREATMENT DELIVERY SYSTEM~~	~~US~~	~~Sep 23, 2005~~	~~Issued~~	~~Apr 8, 2008~~	~~7356120~~	~~Accuray Incorporated~~
INTEGRATED QUALITY ASSURANCE FOR AN IMAGE GUIDED RADIATION TREATMENT DELIVERY SYSTEM	US	~~Feb 14, 2008~~Sep 23, 2005	Issued	~~Oct 20, 2009~~Apr 8, 2008	~~7604405~~7356120	Accuray Incorporated
INTEGRATED QUALITY ASSURANCE FOR AN IMAGE GUIDED RADIATION TREATMENT DELIVERY SYSTEM	US	Feb 14, 2008	Issued	Oct 20, 2009	7604405	Accuray Incorporated
TREATMENT DELIVERY OPTIMIZATION	US	Jun 29, 2006	Issued	Apr 6, 2010	7693257	Accuray Incorporated
ANCHORED FIDUCIAL APPARATUS AND METHOD	US	Dec 20, 2001	Issued	Oct 9, 2007	7280865	Accuray Incorporated
METHOD AND APPARATUUS FOR TRACKING AN INTERNAL TARGET REGION WITHOUT AN IMPLANTED FIDUCIAL	US	Nov 12, 2002	Issued	Aug 21, 2007	7260426	Accuray Incorporated
FIDUCIAL-LESS TRACKING WITH NON-RIGID IMAGE REGISTRATION	US	Jun 30, 2004	Issued	Feb 5, 2008	7327865	Accuray Incorporated
FIDUCIAL -LESS TRACKING WITH NON-	US	Dec 5, 2007	Issued	Mar 17, 2009	7505617	Accuray Incorporated

68

RIGID IMAGE REGISTRATION
FLEXIBLE TREATMENT PLANNING	US	Sep 29, 2005	Issued	Nov 20, 2007	7298819	Accuray Incorporated
APPARATUS AND METHOD FOR RADIOSURGERY	US	Dec 22, 2003	Issued	Jan 30, 2007	7171257	Accuray Incorporated
APPARATUS AND METHOD FOR RADIOSURGERY	US	Dec 12, 2006	Issued	Dec 14, 2010	7853313	Accuray Incorporated
~~APPARATUS AND METHOD FOR RADIOSURGERY~~ APPARATUS AND METHOD FOR DETERMINING MEASURE OF SIMILARITY BETWEEN IMAGES	~~US~~ US	~~Dec 12, 2006~~ Aug 29, 2003	~~Issued~~ Issued	~~Dec 14, 2010~~ Mar 6, 2007	~~7853313~~ 7187792	Accuray ~~Incorporated Accuray~~ Incorporated
APPARATUS AND METHOD FOR DETERMINING MEASURE OF SIMILARITY BETWEEN IMAGES	US	Jan 16, 2007	Issued	Jan 20, 2009	7480399	Accuray Incorporated
IMAGE GUIDED RADIOSURGERY METHOD AND APPARATUS USING REGISTRATION OF 2D RADIOGRAPHIC IMAGES WITH DIGITALLY RECONSTRUCTED RADIOGRAPHS OF 3D SCAN DATA	US	Aug 29, 2003	Issued	Jul 13, 2010	7756567	Accuray Incorporated
IMAGE GUIDED RADIOSURGERY METHOD AND APPARATUS USING REGISTRATION OF 2D RADIOGRAPHIC IMAGES WITH DIGITALLY RECONSTRUCTED	US	Jun 3, 2010	Issued	Oct 2, 2012	8280491	Accuray Incorporated

69

RADIOGRAPHS OF 3D SCAN DATA
GENERATION OF RECONSTRUCTED IMAGES	US	Mar 31, 2004	Issued	Jan 1, 2008	7315636	Accuray Incorporated
MOTION FIELD GENERATION FOR NON-RIGID IMAGE REGISTRATION	US	Jun 30, 2004	Issued	Sep 16, 2008	7426318	Accuray Incorporated
DYNAMIC TRACKING OF MOVING TARGETS	US	Sep 30, 2004	Issued	Mar 24, 2015	8989349	Accuray Incorporated
DYNAMIC TRACKING OF MOVING TARGETS	US	~~Aug 7, 2007~~Mar 10, 2015	Issued	Oct ~~28,~~25, ~~2014~~2016	~~8874187~~9474914	Accuray Incorporated
DYNAMIC TRACKING OF MOVING TARGETS	US	Aug 7, 2007	Issued	Oct 28, 2014	8874187	Accuray Incorporated
IMAGE ENHANCEMENT METHOD AND SYSTEM FOR FIDUCIAL-LESS TRACKING OF TREATMENT TARGETS	US	Dec 15, 2008	Issued	Nov 23, 2010	7840093	Accuray Incorporated
NON-LINEAR CORRELATION MODELS FOR INTERNAL TARGET MOVEMENT	US	Sep 29, 2005	Issued	Sep 27, 2011	8027715	Accuray Incorporated
RESPIRATION PHANTOM FOR QUALITY ASSURANCE	US	Dec 1, 2005	Issued	Jul 22, 2008	7402819	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	US	Jun 28, 2006	Issued	Nov 17, 2009	7620144	Accuray Incorporated

70

CORRELATION MODEL SELECTION FOR INTERNAL TARGET MOVEMENT	US	Sep 29, 2005	Issued	May 15, 2012	8180432	Accuray Incorporated
METHOD AND APPARATUS FOR PATIENT LOADING AND UNLOADING	US	Jan 24, 2006	Issued	Jun 30, 2009	7552490	Accuray Incorporated
METHOD AND APPARATUS FOR PATIENT LOADING AND UNLOADING	US	May 28, 2009	Issued	Mar 26, 2013	8402581	Accuray Incorporated
DELINEATION ON THREE-DIMENSIONAL MEDICAL IMAGE	US	Mar 30, 2006	Issued	Mar 15, 2011	7907772	Accuray Incorporated
ENERGY MONITORING, OPTIMAL DOSE RATE X-RAY TARGET	US	Apr 25, 2006	Issued	Jun 24, 2008	7391849	Accuray Incorporated
AUTOMATICALLY DETERMINING A BEAM PARAMETER FOR RADIATION TREATMENT PLANNING	US	Mar 30, 2007	Issued	Sep 15, 2009	7590219	Accuray Incorporated
DETERMINING A TARGET-TO-SURFACE DISTANCE AND USING IT FOR REAL TIME ABSORBED DOSE CALCULATION AND COMPENSATION	US	Aug 25, 2006	Issued	Mar 17, 2009	7505559	Accuray Incorporated
TEMPORAL SMOOTHING OF A DEFORMATION FIELD	US	Dec 13, 2006	Issued	Nov 24, 2009	7623679	Accuray Incorporated
CALIBRATING TRACKING SYSTEMS TO REMOVE POSITION-DEPENDENT BIAS	US	Feb ~~23,~~22, 2007	Issued	Apr 9, 2013	8417318	Accuray Incorporated

71

FIDUCIAL-LESS TRACKING OF A VOLUME OF INTEREST	US	Nov 3, 2006	Issued	Sep 9, 2014	8831706	Accuray Incorporated
COLLIMATOR CHANGER	US	Nov 3, 2006	Issued	Sep 2, 2014	8822934	Accuray Incorporated
TARGET TRACKING USING DIRECT TARGET REGISTRATION	US	Jan 20, 2011	Issued	Jan 3, 2012	8090175	Accuray Incorporated
INTEGRATED VARIABLE-APERTURE COLLIMATOR AND FIXED-APERTURE COLLIMATOR	US	Jun 29, 2007	Issued	Jan 10, 2012	8093572	Accuray Incorporated
PHANTOM INSERT FOR QUALITY ASSURANCE	US	Mar 29, 2007	Issued	Sep 29, 2009	7594753	Accuray Incorporated
“NON-COLLOCATED IMAGING AND TREATMENT IN IMAGE-GUIDED RADIATION TREATMENT SYSTEMS”.	US	Jun 29, 2007	Issued	Nov 24, 2009	7623623	Accuray Incorporated
APPARATUS AND METHOD FOR DETERMINING AN OPTIMIZED PATH TRAVERSAL FOR RADIATION TREATMENT DELIVERY SYSTEM	US	Mar 30, 2007	Issued	Sep 11, 2012	8262554	Accuray Incorporated
ROBOTIC ARM FOR A RADIATION TREATMENT SYSTEM	US	Jun 29, 2007	Issued	Feb 18, 2014	8655429	Accuray Incorporated
A NON-INVASIVE METHOD FOR USING 2D ANGIOGRAPHIC IMAGES FOR RADIOSURGICAL TARGET DEFINITION	US	Jun 30, 2007	Issued	Aug 30, 2016	9427201	Accuray Incorporated

72

USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	US	Aug 27, 2008	Issued	Dec 27, 2011	8086004	Accuray Incorporated
LOWER-TORSO ASSEMBLY OF A TREATMENT COUCH USEABLE IN AN X-RAY ENVIRONMENT	US	Jun 27, 2007	Issued	Jun 22, 2010	7742562	Accuray Incorporated
HIGH QUALITY VOLUME RENDERING WITH GPU USING FLOATING-POINT FRAME BUFFER OBJECT	US	Jun 25, 2007	Issued	Feb 15, 2011	7889902	Accuray Incorporated
CARDIAC TARGET TRACKING	US	Jan 15, 2009	Issued	Oct 23, 2012	8295435	Accuray Incorporated
CONSTRAINED-CURVE CORRELATION MODEL	US	Jan 10, 2008	Issued	Nov 22, 2011	8064642	Accuray Incorporated
Automatic correlation modeling of an internal target	US	Oct 26, 2007	Issued	Feb 2, 2016	9248312	Accuray Incorporated
TARGET TRACKING USING SURFACE SCANNER AND FOUR-DIMENSIONAL DIAGNOSTIC IMAGING DATA	US	Jan 7, 2008	Issued	May 18, 2010	7720196	Accuray Incorporated
TARGET LOCATION BY TRACKING OF IMAGING DEVICE	US	Oct 11, 2011	Issued	Mar 22, 2016	9289268	Accuray Incorporated
SUBTRACTION OF SEGMENTED ANATOMICAL FEATURE FROM AN ACQUIRED IMAGE	US	Sep 30, 2008	Issued	Jun 4, 2013	8457372	Accuray Incorporated

73

~~SEVEN OR MORE DEGREES OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT~~	~~US~~	~~Oct 14, 2008~~	~~Issued~~	~~Feb 28, 2012~~	~~8126114~~	~~Accuray Incorporated~~
SEVEN OR MORE DEGREES OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	US	~~Feb 27, 2012~~Oct 14, 2008	Issued	~~Jun 24, 2014~~Feb 28, 2012	~~8761337~~8126114	Accuray Incorporated
SEVEN OR MORE DEGREES OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	US	Feb 27, 2012	Issued	Jun 24, 2014	8761337	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	US	Oct 16, 2009	Issued	Jul 31, 2012	8232748	Accuray Incorporated
TRAVELING WAVE LINAC ACCELERATOR COMPRISING FREQUENCY CONTROLLER FOR INTERLEAVED MULTIPLE-ENERGY OPERATION	US	Jul 17, 2012	Issued	Feb 26, 2013	8384314	Accuray Incorporated
Controlling Timing for X-ray Imaging Based on Target Movement	US	Sep 11, 2009	Issued	Mar 6, 2012	8130907	Accuray Incorporated
~~Controlling Timing for X-ray Imaging Based on Target Movement~~	~~US~~	~~Jan 26, 2012~~	~~Issued~~	~~Mar 3, 2015~~	~~8971490~~	~~Accuray Incorporated~~
~~SEQUENTIAL OPTIMIZATIONS FOR TREATMENT PLANNING~~Controlling Timing	US	~~Jun~~Jan 26, ~~2009~~2012	Issued	~~May 15, 2012~~Mar 3, 2015	~~8180020~~8971490	Accuray Incorporated

74

for X-ray Imaging Based on Target Movement
SEQUENTIAL OPTIMIZATIONS FOR TREATMENT PLANNING	US	~~Apr 13, 2012~~Jun 26, 2009	Issued	~~Jun 2, 2015~~May 15, 2012	~~9044602~~8180020	Accuray Incorporated
SEQUENTIAL OPTIMIZATIONS FOR TREATMENT PLANNING	US	Apr 13, 2012	Issued	Jun 2, 2015	9044602	Accuray Incorporated
Treatment Planning in a Virtual Environment	US	Apr 15, 2010	Issued	Aug 26, 2014	8819591	Accuray Incorporated
A method of interleaving multi x-ray energy operation for the standing wave linear accelerator	US	Mar 5, 2010	Issued	Oct 9, 2012	8284898	Accuray Incorporated
A method of interleaving multi x-ray energy operation for the standing wave linear accelerator	US	Sep 11, 2012	Issued	May 12, 2015	9031200	Accuray Incorporated
~~INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES~~	~~US~~	~~Jul 8, 2009~~	~~Issued~~	~~Jun 19, 2012~~	~~8203289~~	~~Accuray Incorporated~~
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	US	~~Jun 18, 2012~~Jul 8, 2009	Issued	~~Jul 22, 2014~~Jun 19, 2012	~~8786217~~8203289	Accuray Incorporated

75

INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	US	Jun 18, 2012	Issued	Jul 22, 2014	8786217	Accuray Incorporated
Magnetron Powered of Interleaved Multi-energy LInac	US	Jan 29, 2010	Issued	Nov 13, 2012	8311187	Accuray Incorporated
Magnetron Powered of Interleaved Multi-Energy LInac	US	Nov 12, 2012	Issued	Aug 23, 2016	9426876	Accuray Incorporated
IMAGE ALIGNMENT	US	Sep 17, 2010	Issued	Nov 20, 2012	8315356	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Feb 23, 2011	Issued	Dec 23, 2014	8917813	Accuray Incorporated
~~Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods~~	~~US~~	~~Nov 12, 2014~~	~~Issued~~	~~Jul 12, 2016~~	~~9387347~~	~~Accuray Incorporated~~
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	~~Feb 23, 2011~~Nov 12, 2014	Issued	~~Jan 13, 2015~~Jul 12, 2016	~~8934605~~9387347	Accuray Incorporated
Rotatable Gantry Radiation Treatment System	US	Jun 28, 2016	Issued	Jul 11, 2017	9700740	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Feb 23, 2011	Issued	Jan 13, 2015	8934605	Accuray Incorporated

76

Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Nov 19, 2014	Issued	May 3, 2016	9327141	Accuray Incorporated
Medical imaging and image-guided radiation treatment	US	Jun 11, 2011	Issued	Oct 15, 2013	8559596	Accuray Incorporated
Medical imaging and image-guided radiation treatment	US	Jun 8, 2011	Issued	Aug 12, 2014	8804901	Accuray Incorporated
Radiation Treatment Delivery System with Outwardly Movable Radiation Treatment Head Extending from Ring Gantry	US	Aug 8, 2011	Issued	Mar 24, 2015	8989846	Accuray Incorporated
Systems and methods for real-time tumor tracking during radiation treatment using ultrasound imaging	US	Aug 5, 2011	Issued	Aug 18, 2015	9108048	Accuray Incorporated
TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE USING CURRENT TO MODULATE PULSE-TO-PULSE DOSAGE	US	Dec 22, 2010	Issued	Oct 20, 2015	9167681	Accuray Incorporated
TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE USING CURRENT TO MODULATE PULSE-TO-PULSE DOSAGE	US	May 16, 2012	Issued	Sep 16, 2014	8836250	Accuray Incorporated

77

TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE USING PULSE WIDTH TO MODULATE PULSE-TO-PULSE DOSAGE	US	Dec 22, 2010	Issued	Feb 9, 2016	9258876	Accuray Incorporated
SYSTEMS AND METHODS FOR CARGO SCANNING AND RADIOTHERAPY USING A TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE	US	May 16, 2012	Issued	Jan 27, 2015	8942351	Accuray Incorporated
METHOD AND APPARATUS FOR SELECTING A TRACKING METHOD TO USE IN IMAGE GUIDED TREATMENT	US	Oct 25, 2011	Issued	Sep 30, 2014	8849633	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	US	Oct 25, 2011	Issued	Sep 2, 2014	8824630	Accuray Incorporated
Radiation Treatment Delivery System With Translatable Ring Gantry	US	Apr 15, 2011	Issued	Jun 27, 2017	9687200	Accuray Incorporated
Automatic Calibration for Device with Controlled Motion Range	US	Jul 15, 2011	Issued	Aug 2, 2016	9406411	Accuray Incorporated
APPARATUS FOR GENERATING MULTI-ENERGY X-RAY IMAGES AND METHODS OF USING THE SAME	US	Jun 28, 2012	Issued	Aug 16, 2016	9415240	Accuray Incorporated
IMAGE REGISTRATION FOR IMAGE-GUIDED SURGERY	US	Jul 14, 2011	Issued	Aug 26, 2014	8818105	Accuray Incorporated

78

Systems and methods for achromatically bending a beam of charged particles by about ninety degree during radiation treatment	US	Jul 15, 2011	Issued	Mar 26, 2013	8405044	Accuray Incorporated
Ring Gantry Radiation Treatment Delivery System With Dynamically Controllable Inward Extension Of Treatment Head	US	Apr 15, 2011	Issued	Sep 17, 2013	8536547	Accuray Incorporated
SYSTEMS AND METHODS FOR GENERATING X-RAYS AND NEUTRONS	US	May 8, 2012	Issued	Sep 24, 2013	8541756	Accuray Incorporated
AMBIENT LIGHT SUPPRESSION USING COLOR SPACE INFORMATION TO DERIVE PIXEL-WISE ATTENUATION FACTORS	US	Dec 17, 2015	Issued	Sep 26, 2017	9774838	Accuray Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	US	Mar 9, 2001	Issued	May 16, 2006	7046831	TomoTherapy Incorporated
FLUENCE ADJUSTMENT FOR IMPROVED DELIVERY TO VOXELS WITHOUT REOPTIMIZATION	US	Mar 9, 2001	Issued	Dec 9, 2003	6661870	TomoTherapy Incorporated
METHOD FOR RECONSTRUCTION OF LIMITED DATA IMAGES USING FUSION-ALIGNED REPROJECTION AND NORMAL-ERROR-ALIGNED REPROJECTION	US	Jun 11, 2002	Issued	Jul 5, 2005	6915005	TomoTherapy Incorporated

79

METHOD FOR MODIFICATION OF RADIOTHERAPY TREATMENT DELIVERY	US	May 16, 2005	Issued	Mar 26, 2013	8406844	TomoTherapy Incorporated
METHOD AND APPARATUS FOR MODULATING A RADIATION BEAM	US	Feb 24, 2006	Issued	Jun 7, 2011	7957507	~~Accuray~~TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING REGION OF INTEREST	US	Jul 21, 2006	Issued	Jul 1, 2014	8767917	TomoTherapy Incorporated
SYSTEM AND METHOD OF TREATING A PATIENT WITH RADIATION THERAPY	US	May 10, 2006	Issued	Jul 31, 2012	8232535	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY AND COUCH	US	Jul 21, 2006	Issued	Aug 15, 2017	9731148	TomoTherapy Incorporated
METHOD AND SYSTEM FOR EVALUATING QUALITY ASSURANCE CRITERIA IN DELIVERY OF A TREATMENT PLAN	US	Jul 21, 2006	Issued	Aug 10, 2010	7773788	TomoTherapy Incorporated
METHOD AND SYSTEM FOR EVALUATING QUALITY ASSURANCE CRITERIA IN DELIVERY OF A TREATMENT PLAN	US	Aug 10, 2010	Issued	May 14, 2013	8442287	TomoTherapy Incorporated
METHOD OF AND SYSTEM FOR PREDICTING DOSE DELIVERY	US	Jul 21, 2006	Issued	Dec 29, 2009	7639853	TomoTherapy Incorporated

80

METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP AND SYSTEM FOR IMPLEMENTING SAME	US	Jul 21, 2006	Issued	Jul 28, 2009	7567694	TomoTherapy Incorporated
SYSTEM AND METHOD OF GENERATING CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	US	Jul 21, 2006	Issued	Oct 27, 2009	7609809	TomoTherapy Incorporated
METHOD AND SYSTEM FOR EVALUATING DELIVERED DOSE	US	Jul 21, 2006	Issued	Jan 5, 2010	7643661	TomoTherapy Incorporated
METHOD AND SYSTEM FOR ADAPTING A RADIATION THERAPY TREATMENT PLAN BASED ON A BIOLOGICAL MODEL	US	Jul 21, 2006	Issued	Aug 11, 2009	7574251	TomoTherapy Incorporated
METHOD AND SYSTEM FOR PROCESSING DATA RELATING TO A RADIATION THERAPY TREATMENT PLAN	US	Jul 21, 2006	Issued	Dec 29, 2009	7639854	TomoTherapy Incorporated
SYSTEM AND METHOD OF DETECTING A BREATHING PHASE OF A PATIENT RECEIVING RADIATION THERAPY	US	Jul 21, 2006	Issued	Jul 24, 2012	8229068	TomoTherapy Incorporated
SYSTEM AND METHOD OF EVALUATING DOSE DELIVERED BY A RADIATION THERAPY SYSTEM	US	Jul 21, 2006	Issued	Nov 23, 2010	7839972	TomoTherapy Incorporated
METHOD AND APPARATUS FOR CALIBRATING A RADIATION THERAPY TREATMENT SYSTEM	US	Jul 27, 2007	Issued	Sep 21, 2010	7801269	TomoTherapy Incorporated

81

PATIENT SUPPORT DEVICE	US	Sep 4, 2008	Issued	Feb 28, 2012	8122542	TomoTherapy Incorporated
PATIENT SUPPORT DEVICE AND METHOD OF OPERATION	US	Sep 4, 2008	Issued	Aug 31, 2010	7784127	TomoTherapy Incorporated
PATIENT SUPPORT DEVICE AND METHOD OF OPERATION	US	Aug 31, 2010	Issued	Apr 24, 2012	8161585	TomoTherapy Incorporated
METHOD FOR ADAPTING FRACTIONATION OF A RADIATION THERAPY DOSE	US	Oct 27, 2008	Issued	Jul 17, 2012	8222616	TomoTherapy Incorporated
SYSTEM AND METHOD FOR MOTION ADAPTIVE OPTIMIZATION FOR RADIATION THERAPY DELIVERY	US	Oct 27, 2008	Issued	Aug 13, 2013	8509383	TomoTherapy Incorporated
SYSTEM AND METHOD FOR MOTION ADAPTIVE OPTIMIZATION FOR RADIATION THERAPY DELIVERY	US	Mar 5, 2009	Issued	Jun 18, 2013	8467497	TomoTherapy Incorporated
METHOD AND SYSTEM FOR IMPROVED IMAGE SEGMENTATION	US	Mar 4, 2009	Issued	Nov 5, 2013	8577115	TomoTherapy Incorporated
TARGET PEDESTAL ASSEMBLY AND METHOD OF PRESERVING THE TARGET	US	Feb 11, 2009	Issued	Nov 16, 2010	7835502	TomoTherapy Incorporated
SYSTEM AND METHOD OF CONTOURING A TARGET AREA	US	Aug 28, 2009	Issued	Aug 12, 2014	8803910	TomoTherapy Incorporated
SYSTEM AND METHOD OF CALCULATING DOSE UNCERTAINTY	US	Aug 28, 2009	Issued	Jan 19, 2013	8363784	TomoTherapy Incorporated

82

SYSTEM AND METHOD OF CALCULATING DOSE UNCERTAINTY	US	Jan 11, 2013	Issued	Dec 16, 2014	8913716	TomoTherapy Incorporated
PATIENT SUPPORT DEVICE WITH LOW ATTENTUATION PROPERTIES	US	Sep 29, 2010	Issued	Jun 23, 2015	9061141	TomoTherapy Incorporated
NON-VOXEL-BASED BROAD-BEAM (NVBB) ALGORITHM FOR INTENSITY MODULATED RADIATION THERAPY DOSE CALCULATION AND PLAN OPTIMIZATION	US	Oct 29, 2010	Issued	Mar 19, 2013	8401148	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	US	Feb 19, 2014	Issued	Sep 13, 2016	9443633	~~Accuray Incorporated &~~ TomoTherapy Incorporated
RADIATION TREATMENT PLANNING AND DELIVERY FOR MOVING TARGETS IN THE HEART	US	Mar 16, 2009	Issued	May 31, 2011	7953204	Accuray Incorporated and Cyberheart, Inc.

~~OUS Patent “Pending/Allowed” Matters~~

~~TITLE~~	~~COUNTRY~~	~~DATE FILED~~	~~APPLICATION NUMBER~~	~~STATUS~~	~~OWNER~~
~~ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT~~	~~European Patent Office~~	~~May 9, 2006~~	~~067701599~~	~~Pending~~	~~Accuray Incorporated~~
~~SUPER PRECISION REGISTRATION OF X-RAY IMAGES TO CONE BEAM CT FOR IMAGE-GUIDED RADIOSURGERY - PCT~~	~~European Patent Office~~	~~Jun 27, 2006~~	~~067741652~~	~~Pending~~	~~Accuray Incorporated~~

83

~~PATIENT POSITIONING ASSEMBLY - EPO~~	~~European Patent Office~~	~~Apr 5, 2005~~	~~057337362~~	~~Pending~~	~~Accuray Incorporated~~
~~FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO~~	~~European Patent Office~~	~~Sep 14, 2001~~	~~019709450~~	~~Pending~~	~~Accuray Incorporated~~
~~TREATMENT DELIVERY OPTIMIZATION~~	~~European Patent Office~~	~~May 31, 2007~~	~~077773653~~	~~Pending~~	~~Accuray Incorporated~~
~~Dynamic Tracking of Moving Targets~~	~~European Patent Office~~	~~Aug 22, 2005~~	~~057915225~~	~~Pending~~	~~Accuray Incorporated~~
~~PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY~~	~~European Patent Office~~	~~May 30, 2007~~	~~077955359~~	~~Pending~~	~~Accuray Incorporated~~
~~TARGET TRACKING USING DIRECT TARGET REGISTRATION~~	~~European Patent Office~~	~~Oct 11, 2007~~	~~078527231~~	~~Pending~~	~~Accuray Incorporated~~
~~USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING~~	~~European Patent Office~~	~~Dec 11, 2008~~	~~088706437~~	~~Allowed~~	~~Accuray Incorporated~~
~~SEVEN DEGREES OR MORE OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT~~	~~European Patent Office~~	~~Aug 12, 2009~~	~~098134182~~	~~Pending~~	~~Accuray Incorporated~~
~~TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION~~	~~Germany~~	~~Jan 25, 2010~~	~~107013062~~	~~Pending~~	~~Accuray Incorporated~~

84

~~TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION~~	~~European Patent Office~~	~~Jan 25, 2010~~	~~107013062~~	~~Pending~~	~~Accuray Incorporated~~
~~TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION~~	~~France~~	~~Jan 25, 2010~~	~~107013062~~	~~Pending~~	~~Accuray Incorporated~~
~~TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION~~	~~Italy~~	~~Jan 25, 2010~~	~~107013062~~	~~Pending~~	~~Accuray Incorporated~~
~~TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION~~	~~Sweden~~	~~Jan 25, 2010~~	~~107013062~~	~~Pending~~	~~Accuray Incorporated~~
~~TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION~~	~~United Kingdom~~	~~Jan 25, 2010~~	~~107013062~~	~~Pending~~	~~Accuray Incorporated~~
~~INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES~~	~~European Patent Office~~	~~Jul 2, 2010~~	~~107306813~~	~~Pending~~	~~Accuray Incorporated~~
~~Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation~~	~~Germany~~	~~Jan 28, 2011~~	~~117021220~~	~~Pending~~	~~Accuray Incorporated~~
~~Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation~~	~~European Patent Office~~	~~Jan 28, 2011~~	~~117021220~~	~~Pending~~	~~Accuray Incorporated~~
~~Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation~~	~~France~~	~~Jan 28, 2011~~	~~117021220~~	~~Pending~~	~~Accuray Incorporated~~
~~Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation~~	~~United Kingdom~~	~~Jan 28, 2011~~	~~117021220~~	~~Pending~~	~~Accuray Incorporated~~

85

~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~Germany~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~European Patent Office~~	~~Feb 23, 2011~~	~~117072827~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~European Patent Office~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~Germany~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~France~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~Italy~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~Sweden~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~United Kingdom~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~

86

~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~European Patent Office~~	~~Feb 23, 2011~~	~~171589864~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~France~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~United Kingdom~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~Italy~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods~~	~~Sweden~~	~~Feb 23, 2011~~	~~131645608~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT DELIVERY SYSTEM~~	~~China~~	~~Apr 8, 2016~~	~~2012800109855~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT DELIVERY SYSTEM~~	~~China~~	~~Jan 10, 2012~~	~~2016102174030~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT DELIVERY SYSTEM~~	~~European Patent Office~~	~~Jan 10, 2012~~	~~1270090411652~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT DELIVERY SYSTEM~~	~~Japan~~	~~Jan 10, 2012~~	~~2016082013~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT DELIVERY SYSTEM~~	~~Japan~~	~~Jan 10, 2012~~	~~2016082014~~	~~Pending~~	~~Accuray Incorporated~~
~~Automatic callibration for device with controlled motion range~~	~~Japan~~	~~Feb 6, 2012~~	~~2013553479~~	~~Pending~~	~~Accuray Incorporated~~

87

~~*A METHOD FOR IMAGE-BASED MLC LEAF POSITION TRACKING BY TRANSFORMING CAMERA IMAGES~~	~~World Intellectual Property Organization~~	~~Mar 21, 2016~~	~~PCTUS2016023463~~	~~Pending~~	~~Accuray Incorporated~~
~~*A METHOD FOR IMAGE-BASED MLC LEAF POSITION TRACKING BY TRANSFORMING CAMERA IMAGES~~	~~World Intellectual Property Organization~~	~~Mar 21, 2016~~	~~PCTUS2016023456~~	~~Pending~~	~~Accuray Incorporated~~
~~*A METHOD FOR IMAGE-BASED MLC LEAF POSITION TRACKING BY TRANSFORMING CAMERA IMAGES~~	~~World Intellectual Property Organization~~	~~Mar 21, 2016~~	~~PCTUS2016023450~~	~~Pending~~	~~Accuray Incorporated~~
~~MANIPULATION OF A RESPIRATORY MODEL VIA ADJUSTMENT OF PARAMETERS ASSOCIATED WITH MODEL IMAGES~~	~~World Intellectual Property Organization~~	~~Jan 18, 2017~~	~~PCTUS1713980~~	~~Pending~~	~~Accuray Incorporated~~
~~PRESENTING A SEQUENCE OF IMAGES ASSOCIATED WITH A MOTION MODEL~~	~~World Intellectual Property Organization~~	~~Jan 18, 2017~~	~~PCTUS1713981~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR~~	~~European Patent Office~~	~~Jul 21, 2006~~	~~067882217~~	~~Published~~	~~TomoTherapy Incorporated~~
~~RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR~~	~~European Patent Office~~	~~Jul 21, 2006~~	~~171501059~~	~~Pending~~	~~TomoTherapy Incorporated~~

88

~~METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP~~	~~European Patent Office~~	~~Jul 21, 2006~~	~~067882233~~	~~Published~~	~~TomoTherapy Incorporated~~
~~SYSTEM AND METHOD FOR MOTION ADAPTIVE OPTIMIZATION FOR RADIATION THERAPY DELIVERY~~	~~European Patent Office~~	~~Oct 27, 2008~~	~~088418371~~	~~Published~~	~~TomoTherapy Incorporated~~
~~ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR~~	~~China~~	~~Feb 19, 2014~~	~~2014800105675~~	~~Pending~~	~~Accuray Incorporated~~
~~ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR~~	~~European Patent Office~~	~~Feb 19, 2014~~	~~147575765~~	~~Pending~~	~~Accuray Incorporated~~
~~ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR~~	~~Hong Kong, SAR China~~	~~May 11, 2016~~	~~161053998~~	~~Pending~~	~~Accuray Incorporated~~
~~ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR~~	~~Japan~~	~~Feb 19, 2014~~	~~2015558927~~	~~Published~~	~~Accuray Incorporated~~
~~ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR~~	~~World Intellectual Property Organization~~	~~Feb 19, 2014~~	~~PCTUS2014017198~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT PLANNING AND DELIVERY FOR MOVING TARGETS IN THE HEART~~	~~World Intellectual Property Organization~~	~~Mar 16, 2009~~	~~PCTUS2009037298~~	~~Pending~~	~~Accuray Incorporated and Cyberheart, Inc.~~

89

~~US Patent “Pending/Allowed” Matters~~

~~TITLE~~	~~COUNTRY~~	~~DATE FILED~~	~~APPLICATION NUMBER~~	~~STATUS~~	~~OWNER~~
~~ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY~~	~~US~~	~~Mar 9, 2012~~	~~13417003~~	~~Pending~~	~~Accuray Incorporated~~
~~FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD~~	~~US~~	~~Dec 18, 2013~~	~~14133111~~	~~Allowed~~	~~Accuray Incorporated~~
~~FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD~~	~~US~~	~~Jan 23, 2017~~	~~15412958~~	~~Pending~~	~~Accuray Incorporated~~
~~TREATMENT PLANNING SOFTWARE AND CORRESPONDING USER INTERFACE~~	~~US~~	~~Nov 8, 2011~~	~~13291830~~	~~Pending~~	~~Accuray Incorporated~~
~~DYNAMIC TRACKING OF MOVING TARGETS~~	~~US~~	~~Mar 10, 2015~~	~~14643579~~	~~Allowed~~	~~Accuray Incorporated~~
~~RADIATION TREATMENT PLANNING USING FOUR-DIMENSIONAL IMAGING DATA~~	~~US~~	~~Sep 28, 2006~~	~~11540327~~	~~Pending~~	~~Accuray Incorporated~~
~~A NON-INVASIVE METHOD FOR USING 2D ANGIOGRAPHIC IMAGES FOR RADIOSURGICAL TARGET DEFINITION~~	~~US~~	~~Jul 26, 2016~~	~~15219514~~	~~Pending~~	~~Accuray Incorporated~~
~~Automatic correlation modeling of an internal target~~	~~US~~	~~Jan 8, 2016~~	~~14991428~~	~~Pending~~	~~Accuray Incorporated~~
~~Automatic correlation modeling of an internal target~~	~~US~~	~~Jan 8, 2016~~	~~14991759~~	~~Pending~~	~~Accuray Incorporated~~
~~FIDUCIAL LOCALIZATION~~	~~US~~	~~Jun 18, 2008~~	~~12214771~~	~~Pending~~	~~Accuray Incorporated~~
~~Controlling Timing for X-ray Imaging Based on Target Motion~~	~~US~~	~~Mar 2, 2015~~	~~14634298~~	~~Pending~~	~~Accuray Incorporated~~
~~Rotatable Gantry Radiation Treatment System~~	~~US~~	~~Jun 28, 2016~~	~~15194978~~	~~Allowed~~	~~Accuray Incorporated~~

90

~~Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods~~	~~US~~	~~Mar 23, 2016~~	~~15078553~~	~~Pending~~	~~Accuray Incorporated~~
~~Medical imaging and image-guided radiation treatment~~	~~US~~	~~Jul 29, 2014~~	~~14446136~~	~~Pending~~	~~Accuray Incorporated~~
~~Radiation Treatment Delivery System with Outwardly Movable Radiation Treatment Head Extending from Ring Gantry~~	~~US~~	~~Mar 19, 2015~~	~~14663075~~	~~Pending~~	~~Accuray Incorporated~~
~~TRACKING DURING RADIATION TREATMENT USING ULTRASOUND IMAGING~~	~~US~~	~~Jul 13, 2015~~	~~14798179~~	~~Pending~~	~~Accuray Incorporated~~
~~TUMOR TRACKING DURING RADIATION TREATMENT USING ULTRASOUND IMAGING~~	~~US~~	~~Jul 15, 2015~~	~~14800473~~	~~Pending~~	~~Accuray Incorporated~~
~~Radiation Treatment Delivery System With Translatable Ring Gantry~~	~~US~~	~~Apr 15, 2011~~	~~13088289~~	~~Allowed~~	~~Accuray Incorporated~~
~~APPARATUS FOR GENERATING MULTI-ENERGY X-RAY IMAGES AND METHODS OF USING THE SAME~~	~~US~~	~~Jul 12, 2016~~	~~15208049~~	~~Pending~~	~~Accuray Incorporated~~
~~Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods~~	~~US~~	~~Feb 23, 2011~~	~~13033584~~	~~Pending~~	~~Accuray Incorporated~~
~~IMAGE-BASED APERTURE VERIFICATION SYSTEM FOR MULTI-LEAF COLLIMATOR~~	~~US~~	~~Jan 27, 2016~~	~~15008232~~	~~Published~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

91

~~VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS~~	~~US~~	~~Jan 27, 2016~~	~~15008239~~	~~Published~~	~~Accuray Incorporated~~
~~*A METHOD FOR IMAGE-BASED MLC LEAF POSITION TRACKING BY TRANSFORMING CAMERA IMAGES~~	~~US~~	~~Dec 17, 2015~~	~~14973406~~	~~Published~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~MANIPULATION OF A RESPIRATORY MODEL VIA ADJUSTMENT OF PARAMETERS ASSOCIATED WITH MODEL IMAGES~~	~~US~~	~~Jan 25, 2016~~	~~15005971~~	~~Pending~~	~~Accuray Incorporated~~
~~PRESENTING A SEQUENCE OF IMAGES ASSOCIATED WITH A MOTION MODEL~~	~~US~~	~~Jan 25, 2016~~	~~15005985~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

92

~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated~~
~~RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY AND COUCH~~	~~US~~	~~Jul 21, 2006~~	~~11459161~~	~~Published~~	~~TomoTherapy Incorporated~~
~~ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR~~	~~US~~	~~Feb 26, 2013~~	~~61769549~~	~~Pending~~	~~Accuray Incorporated & TomoTherapy Incorporated~~
~~[*****]~~	~~US~~	~~[*****]~~	~~[*****]~~	~~Pending~~	~~Accuray Incorporated -~~

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

93

OUS Patent “Pending/Allowed” Matters

TITLE	COUNTRY	DATE FILED	APPLICATION NUMBER	STATUS	OWNER
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT	European Patent Office	May 9, 2006	067701599	Pending	Accuray Incorporated
SUPER PRECISION REGISTRATION OF X-RAY IMAGES TO CONE BEAM CT FOR IMAGE-GUIDED RADIOSURGERY - PCT	European Patent Office	Jun 27, 2006	067741652	Pending	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY - EPO	European Patent Office	Apr 5, 2005	057337362	Allowed	Accuray Incorporated
TREATMENT DELIVERY OPTIMIZATION	European Patent Office	May 31, 2007	077773653	Pending	Accuray Incorporated
Dynamic Tracking of Moving Targets	European Patent Office	Aug 22, 2005	057915225	Allowed	Accuray Incorporated
TARGET TRACKING USING DIRECT TARGET REGISTRATION	European Patent Office	Oct 11, 2007	078527231	Pending	Accuray Incorporated
USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	European Patent Office	Dec 11, 2008	088706437	Published	Accuray Incorporated

94

SEVEN DEGREES OR MORE OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	European Patent Office	Aug 12, 2009	098134182	Pending	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	Germany	Jan 25, 2010	107013062	Pending	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	European Patent Office	Jul 2, 2010	107306813	Pending	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	European Patent Office	Feb 23, 2011	171589864	Published	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	China	Jan 10, 2012	2016102180173	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	China	Jan 10, 2012	2016102174030	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	European Patent Office	Jan 10, 2012	127009041	Allowed	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	European Patent Office	Jan 10, 2012	171994544	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM WITH RING GANTRY	Japan	Jan 10, 2012	2016082013	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	Japan	Jan 10, 2012	2016082014	Pending	Accuray Incorporated

95

IMAGE-BASED APERATURE VERIFICATION SYSTEM FOR MULTI-LEAF COLLIMATOR	China	Mar 21, 2016		Pending	Accuray Incorporated
IMAGE-BASED APERATURE VERIFICATION SYSTEM FOR MULTI-LEAF COLLIMATOR	European Patent Office	Mar 21, 2016		Pending	Accuray Incorporated
VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	China	Mar 21, 2016		Pending	Accuray Incorporated
VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	European Patent Office	Mar 21, 2016		Pending	Accuray Incorporated
VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	Japan	Mar 21, 2016		Pending	Accuray Incorporated
[*****]	China	[*****]		Pending	Accuray Incorporated
[*****]	European Patent Office	[*****]		Pending	Accuray Incorporated
[*****]	Japan	[*****]		Pending	Accuray Incorporated
MANIPULATION OF A RESPIRATORY MODEL VIA ADJUSTMENT OF PARAMETERS ASSOCIATED WITH MODEL IMAGES	World Intellectual Property Organization	Jan 18, 2017	PCTUS1713980	Pending	Accuray Incorporated

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

96

PRESENTING A SEQUENCE OF IMAGES ASSOCIATED WITH A MOTION MODEL	World Intellectual Property Organization	Jan 18, 2017	PCTUS1713981	Pending	Accuray Incorporated
[*****]	World Intellectual Property Organization	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	World Intellectual Property Organization	[*****]	[*****]	Pending	Accuray Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	European Patent Office	Jul 21, 2006	171501059	Published	TomoTherapy Incorporated
SYSTEM AND METHOD FOR MOTION ADAPTIVE OPTIMIZATION FOR RADIATION THERAPY DELIVERY	European Patent Office	Oct 27, 2008	088418371	Published	TomoTherapy Incorporated
MULTI LEAF COLLIMATOR AND SYSTEM FOR COLLIMATING A THERAPEUTIC RADIATION BEAM	China	Feb 19, 2014	2017107010830	Pending	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	European Patent Office	Feb 19, 2014	147575765	Pending	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	Hong Kong, SAR China	May 11, 2016	161053998	Pending	TomoTherapy Incorporated

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

97

ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	Japan	Feb 19, 2014	2015558927	Published	TomoTherapy Incorporated
[*****]	World Intellectual Property Organization	[*****]	[*****]	Pending	TomoTherapy Incorporated
RADIATION TREATMENT PLANNING AND DELIVERY FOR MOVING TARGETS IN THE HEART	World Intellectual Property Organization	Mar 16, 2009	PCTUS2009037298	Pending	Accuray Incorporated and Cyberheart, Inc.

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

98

US Patent “Pending/Allowed” Matters

TITLE	COUNTRY	DATE FILED	APPLICATION NUMBER	STATUS	Owner
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY	US	Mar 9, 2012	13417003	Pending	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Jan 23, 2017	15412958	Pending	Accuray Incorporated
TREATMENT PLANNING SOFTWARE AND CORRESPONDING USER INTERFACE	US	Nov 8, 2011	13291830	Pending	Accuray Incorporated
RADIATION TREATMENT PLANNING USING FOUR-DIMENSIONAL IMAGING DATA	US	Sep 28, 2006	11540327	Published	Accuray Incorporated
A NON-INVASIVE METHOD FOR USING 2D ANGIOGRAPHIC IMAGES FOR RADIOSURGICAL TARGET DEFINITION	US	Jul 26, 2016	15219514	Pending	Accuray Incorporated
Automatic correlation modeling of an internal target	US	Jan 8, 2016	14991428	Published	Accuray Incorporated
Automatic correlation modeling of an internal target	US	Jan 8, 2016	14991759	Pending	Accuray Incorporated

99

FIDUCIAL LOCALIZATION	US	Jun 18, 2008	12214771	Allowed	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Mar 23, 2016	15078553	Pending	Accuray Incorporated
IMAGING METHODS FOR IMAGE-GUIDED RADIATION TREATMENT	US	Jul 29, 2014	14446136	Allowed	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
Radiation Treatment Delivery System with Outwardly Movable Radiation Treatment Head Extending from Ring Gantry	US	Mar 19, 2015	14663075	Pending	Accuray Incorporated
TRACKING DURING RADIATION TREATMENT USING ULTRASOUND IMAGING	US	Jul 13, 2015	14798179	Pending	Accuray Incorporated
TUMOR TRACKING DURING RADIATION TREATMENT USING ULTRASOUND IMAGING	US	Jul 15, 2015	14800473	Pending	Accuray Incorporated
Radiation Treatment Delivery System With Translatable Ring Gantry	US	Jun 5, 2017	15614039	Published	Accuray Incorporated

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

100

APPARATUS FOR GENERATING MULTI-ENERGY X-RAY IMAGES AND METHODS OF USING THE SAME	US	Jul 12, 2016	15208049	Pending	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Feb 23, 2011	13033584	Pending	Accuray Incorporated
IMAGE-BASED APERTURE VERIFICATION SYSTEM FOR MULTI-LEAF COLLIMATOR	US	Jan 27, 2016	15008232	Published	Accuray Incorporated
VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	US	Jan 27, 2016	15008239	Published	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
MANIPULATION OF A RESPIRATORY MODEL VIA ADJUSTMENT OF PARAMETERS ASSOCIATED WITH MODEL IMAGES	US	Jan 25, 2016	15005971	Published	Accuray Incorporated
PRESENTING A SEQUENCE OF IMAGES ASSOCIATED WITH A MOTION MODEL	US	Jan 25, 2016	15005985	Published	Accuray Incorporated

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

101

[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

102

[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	TomoTherapy Incorporated

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

103

Schedule 4.9
Litigation, Governmental Proceedings and Other Notice Events

•                                          [*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 5.1
Debt; Contingent Obligations

~~•~~ • Reimbursement obligations in respect of:

~~o~~ • the Standby Letter of Credit issued to Hintex B.V., Netherlands for EUR 11,838 in November 2010; and

~~o~~ • the Standby Letter of Credit issued to Pacific Gas and Electric Company, USA for $133,100 in November 2011.

~~•~~ • [*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 5.2
Liens

~~•~~ • Liens in connection with:

~~o~~ • Certificate of Deposit #8046436708 held by Wells Fargo Bank, N.A., as collateral against the Standby Letter of Credit issued to Hintex B.V., Netherlands for EUR 11,838 in November 2010; and

~~o~~ • Certificate of Deposit #6421121341 held by Wells Fargo Bank, N.A., as collateral against the Standby Letter of Credit issued to Pacific Gas and Electric Company, USA for $133,100 in November 2011.

1

Schedule 5.7
Permitted Investments

~~•~~ • Investments:

Owner	Description	Current Units as of ~~03~~09/~~31~~30/17	Currency	Security Type	Securities Account
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management

~~•~~ • Intercompany Loans:

~~•      Agreement, dated as of September 20, 2007, between TomoTherapy Incorporated, as creditor, and TomoTherapy Europe SARL, as Company, as amended.  As of March 31, 2017, there was [*****] outstanding with respect to this loan.~~

~~•~~•                                    Loan between Accuray Incorporated, as lender, and Accuray Medical Equipment (Russia) LLC, as debtor.  As of ~~March 31,~~September 30, 2017, there was [*****] outstanding with respect to this loan.

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

~~•~~ • Equity in subsidiaries:

Owner	Subsidiary	Balance as of ~~3~~9/~~31~~30/17
Accuray Incorporated	Accuray International SARL	[*****]
Accuray Incorporated	Accuray Brasil	[*****]
TomoTherapy Incorporated	TomoTherapy Europe SARL	[*****]
TomoTherapy Incorporated	Accuray Accelerator Technology Company Inc.	[*****]

~~•~~ • Other Investments:

Accuray Incorporated owns [~~*****] Series A preferred~~[*****]shares of common stock ~~in~~of [*****]. At November 30, 2017, these shares were valued at approximately $[*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2

Schedule 5.8
Affiliate Transactions

None.

1

Schedule 5.14
Deposit Accounts and Securities Accounts

Entity	Bank	Address	Account #	Description	Currency
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Main Operating	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Payroll Account	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Lockbox Account	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Restricted cash	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Restricted cash	USD
TomoTherapy Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Main Operating	USD
TomoTherapy Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Lockbox Account	USD
Accuray Incorporated	Merill Lynch Wealth Management	2049 Century Park E, 11/12 FL; Century City, CA 90067	[*****]	Short-term investments	USD
Accuray Incorporated	Wells Fargo Securities	45 Fremont St. 34th Floor; San Francisco, CA 94104	[*****]	Short term investments – no securities in the account as of date	USD

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 7.4 — Post-Closing Requirements

Borrowers shall satisfy and complete each of the following obligations, or provide Agent each of the items listed below, as applicable, on or before the date indicated below, all to the satisfaction of Agent in its sole and absolute discretion:

1.                                      Borrowers shall, within five (5) Business Days of the Closing Date, deliver to Agent such evidence as Agent may reasonably request that that certain Irrevocable Standby Letter of Credit Number: IS0497291U, issued by Wells Fargo Bank, N.A. on March 10, 2017 has been terminated and that the account or certificate of deposit which cash collateralized such letter of credit has been closed and all funds available in such account or certificate of deposit have been transferred to a deposit account subject to Deposit Account Control Agreement with Agent;

2.                                      Borrowers shall within fourteen (14) days of the Closing Date, deliver to Agent additional insured, lender’s loss payable and notice of cancellation endorsements with respect to the insurance maintained by Borrowers, all in form and substance reasonably satisfactory to Agent;

3.                                      Borrowers shall within thirty (30) days of the Closing Date, deliver to Agent, all in form and substance reasonably satisfactory to Agent:

(a)                                 a Securities Account Control — Consent Agreement with Wells Fargo Securities, LLC, with respect to account no. [*****]; and

(b)                                 a Pledged Collateral Account Control Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to account no. [*****]; ~~and~~

4.                                      Borrowers shall within ninety (90) days of the Closing Date, deliver to Agent, in form and substance reasonably satisfactory to Agent, a Landlord’s Subordination of Lien with KR Chesapeake Commons, LLC with respect to the real property commonly known as 1310-1314 and 1320 Chesapeake Terrace, Sunnyvale, California~~.~~; and

5.                                      Borrowers shall within thirty (30) days of the First Amendment Effective Date, deliver to Agent, in form and substance reasonably satisfactory to Agent, an Amended and Restated Securities Account Control — Consent Agreement with Wells Fargo Securities, LLC, with respect to account no. [*****].

Borrowers’ failure to complete and satisfy any of the above obligations on or before the date indicated above, or Borrowers’ failure to deliver any of the above listed items on or before the date indicated above, shall constitute an immediate an automatic Event of Default.

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 9.1 — Collateral

The Collateral consists of all of Borrowers’ assets, including without limitation, all of Borrowers’ right, title and interest in and to the following, whether now owned or hereafter created, acquired or arising:

(a)                                 all goods, Accounts (including health-care insurance receivables), equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, Intellectual Property, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, securities accounts, fixtures, letter of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located;

(b)                                 all of Borrowers’ books and records relating to any of the foregoing; and

(c)                                  any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding anything to the contrary of the foregoing, Collateral shall not include Excluded Property.

1

Schedule 9.2
Location of Collateral

Company	Chief Executive Office	Chief Place of Business	Books and Records
Accuray Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717
TomoTherapy Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717

Street Address	City	State or Country	Zip Code	~~Inventory Values as of March 31, 2017~~	Nature of such Location	Name and address of ~~third~~3rd party warehouse owning or operating that location	Inventory Balance as of September 30, 2017
~~[*****]~~	~~[*****]~~	~~[*****]~~	~~[*****]~~		~~[*****]~~	~~[*****]~~	~~[*****]~~
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]		[*****]		~~[*****]~~	[*****]	[*****]	[*****]
[*****]		[*****]			[*****]	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]		[*****]		~~[*****]~~	[*****]	[*****]
[*****]	[*****]	[*****]		~~[*****]~~	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]
	[*****]						[*****]

[*****]

Location	Sum of Netbook (USD)	Asset Location
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
Total	[*****]

[*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

CIP Location	Amount (USD)
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
Total	[*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.